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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-214

                          SENTINEL GROUP FUNDS, INC.

                National Life Drive, Montpelier, Vermont 05604

                           Sentinel Advisors Company
                National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code: (802) 229-3900

Date of fiscal year end: November 30, 2005

Date of reporting period: November 30, 2005

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ITEM 1. REPORT TO SHAREHOLDERS

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 [LOGO] Sentinel Funds                                           Annual Report
        Independent thinking                                 November 30, 2005
        since 1934

                                   [GRAPHIC]

[LOGO] Sentinel Group Funds, Inc. (SGF)

       Sentinel Pennsylvania
       Tax-Free Trust (PA)

National Life Drive,
Montpelier, Vermont 05604

(800) 282-FUND (3863)

                               Table of Contents

Message to Shareholders....................................................   2
Sentinel Investment Team...................................................   4
Understanding your Sentinel Funds Financial Statements.....................   5
Fund Performance...........................................................   6
Actual and Hypothetical Expenses for Comparison Purposes...................   7
Sentinel Balanced Fund.....................................................  10
Sentinel Capital Markets Income Fund.......................................  16
Sentinel Capital Opportunity Fund..........................................  22
Sentinel Common Stock Fund.................................................  26
Sentinel Government Securities Fund........................................  30
Sentinel High Yield Bond Fund..............................................  33
Sentinel International Equity Fund.........................................  38
Sentinel Mid Cap Growth Fund...............................................  42
Sentinel New York Tax-Free Income Fund.....................................  46
Sentinel Pennsylvania Tax-Free Trust.......................................  49
Sentinel Short Maturity Government Fund....................................  52
Sentinel Small Company Fund................................................  57
Sentinel Tax-Free Income Fund..............................................  61
Sentinel U.S. Treasury Money Market Fund...................................  64
Statement of Assets and Liabilities........................................  66
Statement of Operations....................................................  70
Statement of Changes in Net Assets.........................................  72
Financial Highlights.......................................................  76
Notes to Financial Statements..............................................  84
Report of Independent Registered Public Accounting Firm....................  95
Information and Services for Shareholders..................................  96
Board Approval of Investment Advisory Agreements...........................  99
Proxy Voting Results....................................................... 102
Directors/Trustees and Officers............................................ 106

On The Cover

Fort Ticonderoga

The year is 1775, and a ragtag collection of states' militias is taking the fight to the mighty British. On May 10th, Vermont's most famous son - Ethan Allen - leads his Green Mountain Boys in the capture of Fort Ticonderoga. Not only is a key link in the supply line snatched from the Crown's control, but the munitions captured are shipped to Boston to support other Americans engaged there.

Ethan Allen personifies the independent thinking and action that has become the hallmark of Vermonters ever since. Sentinel Funds embraces this heritage, does not shrink from difficult missions, and supports the interdependence of like-minded individuals everywhere.

This original oil by noted artist Douglas Fryer shows Fort Ticonderoga in its current state. We take this opportunity to salute the men and women of America's Armed Forces, many of whom are occupying forts in remote locations around the globe today in the continuing struggle for freedom.

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Message to Shareholders

The Economy

The U.S. economy, that remarkable engine of growth in recent years, continued its upward momentum in 2005. In January, Cassandra held the floor: a deepening external account, weak dollar, exhausted consumer and higher government expenditure would lead to slackening demand and an economic soft landing. The Federal Reserve made a series of well-signaled interest rate hikes, increasing short term money from 2.2% to 3.9%. But markets expected as much and moved 10-year rates up a mere 16 basis points to 4.48%. So, while bondholder returns were modest, the economy gained confidence in the Federal Reserve and was able to take the twin hurricanes, higher commodity and energy prices and a deteriorating fiscal imbalance, in its stride.

   In 2005, the economy generated $12.6 trillion in income, up 3.7% in real terms on the year. Personal consumption grew 7.6% and government expenditures 7.9%, reflecting post-Katrina transfers and continued deficit spending. Growth in the U.S. was almost double that of Europe and 50% greater than Japan. Only China, with its suspiciously consistent 9% growth, stood out; but at less than 1/10th of the size of the U.S. economy, its importance is regularly overstated.

   The energy sector took many of the headlines in 2005. A barrel of oil cost $41 in January 2005, rising relentlessly to peak at $71 in August, a 67% increase. It has since moderated to $55 as supply increased and the shortage caused by limited refining capacity corrected. Energy stocks, in which we invested throughout the year, rose by over 31% as companies benefited from years of capital improvements and higher end-user prices.

   The consumer continued to spend. Household wealth increased by 6%, supported by increases in real estate, disposable income and low inflation.

There are recent signs of weakness but if consumers cut back on discretionary spending, there are encouraging signs elsewhere. First, non-farm business sector productivity (output from all companies except those in agriculture) rose 4.7% in the third quarter. By contrast, in the 10 years ending in 2004, productivity grew at less than 2.4% and if continued, the country's standard of living, as measured by gross national product (GNP) per head, would double in 15 years. Second, companies are lifting their capital expenditure by bounds. After years of share buy-backs and cash dividends, companies increased the amount they spent on plant, equipment and facilities by 20% in the last quarter. Higher expenditure and productivity growth are a potent mix and will allow the U.S. to finance its current account deficit without undue pressure.

   Overseas economies also did well in 2005. New reform-minded governments in Germany and Japan did more for investor confidence in a few months than years of halfhearted reform and reactionary populism. The Japanese market rose 40% in local currency terms and Germany 27%. In 2006, we should continue to see strength from Asia and Europe.

The Equity Markets

During the 12 months ending November 30, 2005, large, mid, and small-cap stocks earned solid returns. The S&P 500 Composite Stock Price Index ("S&P 500"), a larger-cap stock index, earned a total return of 8.5%, the S&P MidCap Index ("MidCap Index") rose 16.5%, and the Russell 2000 Index ("Russell 2000"), a smaller-cap stock index, produced an 8.2% return. The strong relative returns for mid-cap stocks is most likely a result of that sector's strong earnings gains, and also reflects a willingness on the part of investors to move up the market-cap scale following several years of outstanding gains in the small-cap sector.

   The fiscal year started on a negative note, with the S&P 500 down 1% during the first five months of the year; meanwhile, the Russell 2000 declined over 8%. The strong performance of large-cap energy stocks helped limit the decline in the S&P 500, while small-cap technology, materials and financial stocks took the full brunt of selling brought on by concerns about corporate profits and the economy. Many stocks in these small-cap sectors saw declines of 10 to 15% as investors moved out of holdings that were considered to be most at risk in a slower-growth environment.

   The equity markets rallied nicely from the end of April through the end of July as the market began to anticipate the end of the Federal Reserve's efforts to raise interest rates. During this three-month stretch, the S&P 500 produced a 7.2% return while the MidCap Index gained 14.2% and the Russell 2000 climbed 17.7%. Willing to take on more risk in this environment, investors favored higher beta (riskier) small- and mid-cap stocks. Sector leadership also changed as technology and consumer discretionary stocks rallied along with energy stocks. These cyclical sectors were favored by investors who were looking ahead to a pick-up in the economy following the end of interest-rate increases. Investors probably also took comfort from the fact that cash-rich corporations had the ability to increase capital spending on productivity-enhancing technology products.

   Markets returned to relative calm during the last four months of the fiscal year, with the S&P 500 and MidCap indices earning about 2%, while the Russell 2000 Index was flat. It was during this period that it became clear that the dramatic run-up in energy prices following the hurricanes was overdone, and that the economy was likely to continue to show steady progress. During this stretch, large-cap financials performed well, while small-cap consumer stocks faltered amid concerns about the outlook for spending during the holiday season.

   At the beginning of the year, many market forecasters expected growth stocks to outperform value stocks during 2005. This was a reasonable assumption, based on the fact that value stocks had outperformed growth stocks by a wide margin since the stock market peak in 2000. In fact, value stocks (as measured by the S&P 500 Barra Value Index) slightly outperformed growth stocks (represented by the S&P 500 Barra Growth Index) during the fiscal year, proving once again that market experts are not infallible.

   What is clear at this point is that the price/earnings multiple on large-cap growth stocks such as Microsoft and Wal-Mart has come down significantly over the last several years. Multiples have now become so compressed that investors no longer need to pay much of a premium to buy high quality growth stocks. It is also worth noting that growth stocks tend to deliver better returns in a slow-growth environment because their better growth prospects tend to be appreciated more in those periods. For these reasons, we believe that reasonably valued, high-quality growth stocks are particularly attractive.

   At Sentinel Advisors Company ("Sentinel"), we are always searching for high-quality stocks that can offer above-average returns and are selling at reasonable valuations. Whether focused on the "core" or the "growth" segments of the market, all our equity portfolios use a "price-conscious" approach as we seek out companies with strong cash flows and solid growth prospects. We believe the market environment, with its compressed valuations, favors professional investors whose expertise is individual stock selection. By focusing on portfolios containing high-quality stocks at attractive values, we hope to continue to reward the Funds shareholders with strong long-term performance.

The Fixed Income Market

The bond market provided investors with modest returns generally between 2-3% for the fiscal year ending November 30, 2005. The Federal Reserve continued their "measured" pace approach in the tightening of monetary policy throughout the twelve-month period. The Federal Reserve raised short-term interest rates eight times, 25 basis points every meeting, doubling the Federal Funds Rate from 2.0% to 4.0%. In response, short and intermediate bonds were under pressure all year. The 10-year U.S. Treasury Note barely moved in yield, up only 13 basis points to 4.48%, while the 30-year U.S. Treasury Bond actually fell 31 basis points in yield to 4.69%. As a result, longer maturity bonds vastly outperformed those of short and intermediate durations. The U.S.
Treasury 2-year Note, the U.S. Treasury security most sensitive to Fed action, rose 141 basis points, to 4.41%, less than the Fed's 200 basis point tightening.

   The real story regarding interest rates was the tremendous flattening of the U.S. Treasury yield curve. Over the fiscal year, the yield curve flattened 172 basis points from +200 to +28 basis points, as measured by the U.S. Treasury 2-year Note to 30-year Bond yield differential. Volatility remained the norm for the bond market as the 10-year Note traded in a 3.80% to 4.70% range. The Lehman U.S. Treasury Index produced a 2.75% return over the twelve-month period.

   Prepayments on mortgage-backed securities remained dormant with the rise in short-term interest rates and the flattening of the yield curve. In general, 30-year fixed rate mortgages rose from 5.5% to 6.25% on a new origination basis. The Lehman Mortgage-Backed Securities Index returned 2.33%, slightly less than the Lehman U.S. Treasury Index.

   The watershed event for the corporate bond market was the downgrading of General Motors and Ford to junk bond status. Corporate bonds lagged both mortgage-backed securities and U.S. Treasuries on a relative basis during the fiscal year. Investment-grade corporate bond supply was virtually unchanged from the previous year's level. Higher quality corporate bonds outperformed lower-quality bonds in the investment-grade market, reversing last year's trend. The Lehman U.S. Credit Index returned 2.28% for the twelve-month period while the Lehman High Yield Index returned 3.38%.

   In 2006, we at Sentinel will continue to apply our approach to investing: seeking world class companies, run by experienced management, operating with sturdy franchises and financed by clean balance sheets. It is an approach that we have applied for nearly 72 years. Thank you for your continued confidence in us.

Sincerely,

/s/ Christian Thwaites
------------------------------------
Christian Thwaites
President and Chief Executive
  Officer

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The Sentinel Investment Team

                                    [PHOTO]

"Sentinel's managers represent the best talent in the industry. Some faces here are new, including Andy Ebersole, Helena Ocampo, Matt Spitznagle, Matt McGreary and Kate Schapiro. Dan Gass took over full time management of our High Yield Fund, bringing years of experience to an asset class requiring perceptivity and wisdom. Shortly after the close of our fiscal year, Kate became lead manager of our International Fund and heads our new San Francisco office.

While some faces are new, our approach is not. We invest in sound companies with proven management, sound franchises and strong balance sheets. We tend to shun the fashionable and embrace the prosaic. We buy companies where we have confidence that they will grow. When we find them, we keep turnover and expenses low and let management and compounding do their work. But the goal remains: provide Sentinel shareholders with our best efforts to deliver strong risk-adjusted performance."


Christian W. Thwaites
President and Chief Executive Officer

Standing, left to right:

Christian W. Thwaites, President & Chief Executive Officer;

Charles C. Schwartz, CFA, Senior Vice President & Manager - Sentinel Small Company Fund;

Betsy G. Pecor, CFA, Vice President & Co-Manager - Sentinel Small Company Fund;

Helena Ocampo, Assistant Vice President & Equity Analyst;

Bruce R. Bottamini, CFA, Vice President - Fixed Income Research;

Karissa A. McDonough, CFA, Assistant Vice President - Fixed Income Research;

Matthew McGreary, CFA, Assistant Vice President & Equity Analyst;

Darlene A. Coppola, Manager - Sentinel U.S. Treasury Money Market Fund;

Vincent F. Damasco, CFA, Assistant Vice President & Equity Analyst;

Peter W. Lert, Ph.D., CFA, Vice President & Senior Quantitative Analyst;

John D. Kords, Assistant Equity Trader;

Katherine Schapiro, CFA, Senior Vice President & Manager - Sentinel International Equity Fund*

Daniel J. Manion, CFA, Senior Vice President & Manager - Sentinel Common Stock Fund; Co-Manager - Sentinel Balanced Fund, Sentinel Capital Opportunity Fund;

Thomas H. Brownell, CFA, Senior Vice President & Director, Bond Research;

Matthew Spitznagle, CFA, Assistant Vice President & Equity Analyst;

Kenneth J. Hart, Vice President & Manager - Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Pennsylvania Tax-Free Trust;

Robert L. Lee, CFA, Senior Vice President & Manager - Sentinel Mid Cap Growth Fund; Co-Manager - Sentinel Capital Opportunity Fund;

Joseph A. Feeney, Vice President & Head Equity Trader

Seated, left to right:

Carole M. Hersam, CFA, Vice President & Equity Analyst;

David M. Brownlee, CFA, Senior Vice President & Manager - Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund; Co-Manager - Sentinel Balanced Fund;

Andrew Ebersole, Vice President & Senior Yield Analyst;

Hilary T. Roper, CFA, Equity Analyst;

Maryann Breer, Money Market Trader;

Daniel E. Gass, CFA, Vice President & Manager - Sentinel High Yield Bond Fund

*  As of December 15, 2005

Understanding your Sentinel Funds Financial Statements

(1)  Schedule of Investment in Securities

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

  .   a list of each investment

  .   the number of shares/par amount of each stock, bond or short-term note

  .   the market value of each investment

  .   the percentage of investments in each industry

  .   the percent and dollar breakdown of each category

(2)  Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

   Net Assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

(3)  Statement of Operations

This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund Operations include:

  .   income earned from investments

  .   management fees and other expenses

  . gains or losses from selling investments (known as realized gains or losses)

  . gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

(4)  Statement of Changes in Net Assets

These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

  . operations - a summary of the Statement of Operations for the most recent period

  .   distributions - income and gains distributed to shareholders

  . capital share transactions - shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

(5)  Financial Highlights

These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

  .   share price at the beginning of the period

  .   investment income and capital gains or losses

  .   income and capital gains distributions paid to shareholders

  .   share price at the end of the period

It also includes some key statistics for the period:

  . total return - the overall percentage return of the fund, assuming reinvestment of all distributions

  .   expense ratio - operating expenses as a percentage of average net assets

  . net income ratio - net investment income as a percentage of average net assets

  . portfolio turnover - the percentage of the portfolio that was replaced during the period.

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Fund Performance

Performance data for each Sentinel Fund share class is provided in this table. Financial data is contained in the following pages.

                                                                  For the period from
                                                               12/01/04 through 11/30/05
                                                       ----------------------------------------
                                                       11/30/05
                                                       Net Asset              Capital
                                                Nasdaq Value Per  Income       Gain       Total
Sentinel Fund                       Fund Class  Symbol   Share   Dividends Distributions Return*
-------------                       ----------- ------ --------- --------- ------------- -------
Balanced........................... A Shares    SEBLX   $16.85    $  0.34      $0.82       7.36%
                                    B Shares    SEBBX    16.91       0.20       0.82       6.42
                                    C Shares    SBACX    16.86       0.19       0.82       6.35
                                    D Shares    SBLDX    16.82       0.28       0.82       6.98
Capital Markets Income............. A Shares    SECMX    11.42       0.43       0.23       2.27
                                    B Shares    SMKBX    11.39       0.34       0.23       1.42
                                    C Shares    SMKCX    11.39       0.37       0.23       1.62
Capital Opportunity**.............. A Shares    SIDAX    15.26       0.33         --       7.13
                                    B Shares    SBGRX    14.88       0.07         --       6.11
                                    C Shares    SGICX    14.16       0.02         --       5.74
Common Stock....................... A Shares    SENCX    31.20       0.28       2.80      10.51
                                    B Shares    SNCBX    30.64       0.05       2.80       9.49
                                    C Shares    SCSCX    30.53       0.04       2.80       9.41
Government Securities.............. A Shares    SEGSX    10.19       0.45         --       2.08
High Yield Bond.................... A Shares    SEHYX     7.90       0.54         --       1.11
                                    B Shares    SYLBX     7.88       0.47         --       0.18
                                    C Shares    SHBCX     7.98       0.46         --       0.23
International Equity............... A Shares    SWRLX    18.65       0.17         --      10.43
                                    B Shares    SEWBX    18.19         --         --       9.18
                                    C Shares    SWFCX    18.25         --         --       9.15
Mid Cap Growth..................... A Shares    SNTNX    15.81         --         --       5.61
                                    B Shares    SMGBX    14.47         --         --       4.48
                                    C Shares    SMGCX    14.68         --         --       4.26
New York Tax-Free Income........... A Shares    SYIAX    12.15       0.43         --       1.78
Pennsylvania Tax-Free Trust........ A Shares    SPATX    12.84       0.40       0.07       1.63
Short Maturity Government.......... A Shares    SSIGX     9.07       0.40         --       1.09
                                    S Shares*** SSSGX     9.07       0.27         --       0.58
Small Company...................... A Shares    SAGWX     8.04         --       0.49       9.67
                                    B Shares    SESBX     7.04         --       0.49       8.79
                                    C Shares    SSCOX     7.70         --       0.49       8.75
Tax-Free Income.................... A Shares    SETIX    12.79       0.45       0.24       1.53
U.S. Treasury Money Market......... A Shares    SNTXX     1.00     0.0198         --       2.00
                                    B Shares    SUBXX     1.00     0.0169         --       1.70

Standard & Poor's 500 Composite Stock Price Index +         --         --         --       8.45
Lehman Aggregate Bond Index ++                              --         --         --       2.40
Lehman Municipal Bond Index +++                             --         --         --       3.88

* Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values without regard to sales charges. Past performance is no guarantee of future results.

** Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.

*** Commenced operations March 4, 2005.

+   An unmanaged index of stocks reflecting average prices in the stock market.

++  An unmanaged index of bonds reflecting average prices in the bond market.

+++ An unmanaged index of bonds reflecting average prices in the municipal bond market.

Actual and Hypothetical Expenses for Comparison Purposes

Example

As a shareholder of one or more of the Sentinel Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

   Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/05 through 11/30/05.

Actual Expenses

The first line of each share class in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid from 06/01/05 through 11/30/05" to estimate the expenses you paid on your account during this period.

..   Certain Account Fees and Minimum Account Size Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period and the actual expenses for the period will be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.

   This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

..   Miscellaneous Recurring Fee

AG&T Custodial Accounts -
Annual Custodial Fee per Social Security Number............. $15.00

..   Recurring Fees for Services for Employee Benefit Plans Sentinel
    Administrative Services Company offers participant record keeping services to employer sponsored retirement plans such as 401(k), pension or profit sharing plans. Services include the ability to support valuation plans with internet and automated telephone services with access to plan and participant level information for the sponsor, plan participants, plan administrators and registered representatives.

   Plans which elect to utilize the services will be assessed an annual service fee for each participant account, in the amounts shown below.

                                                                 Fee Per
Average Account Value                                     Participating Account
---------------------                                     ---------------------
$0 - $1,000..............................................        $ 20.00
$1000 - $2,999...........................................        $ 10.00
$3,000 and over..........................................         No Fee

Hypothetical Example for Comparison Purposes

The second line of each share class in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table.
More detailed expense data is contained in the following pages.

                                                                          Beginning  Ending              Expenses Paid
                                                                 Total     Account  Account   Annualized from 06/01/05
                                                Total Return     Return     Value    Value     Expense      through
Sentinel Fund                       Fund Class  Description    Percentage 06/01/05  11/30/05    Ratio      11/30/05*
-------------                       ---------- ------------    ---------- --------- --------- ---------- -------------
Balanced...........................  A Shares  Actual            4.08%    $1,000.00 $1,040.83    1.13%      $ 5.78
                                               Hypothetical***   1.93%     1,000.00  1,019.35    1.13%        5.72
                                     B Shares  Actual            3.56%     1,000.00  1,035.65    2.02%       10.31
                                               Hypothetical***   1.49%     1,000.00  1,014.90    2.02%       10.20
                                     C Shares  Actual            3.54%     1,000.00  1,035.38    2.09%       10.64
                                               Hypothetical***   1.46%     1,000.00  1,014.57    2.09%       10.54
                                     D Shares  Actual            3.85%     1,000.00  1,038.49    1.40%        7.14
                                               Hypothetical***   1.80%     1,000.00  1,018.02    1.40%        7.06
Capital Markets Income.............  A Shares  Actual            1.32%     1,000.00  1,013.18    1.16%        5.84
                                               Hypothetical***   1.92%     1,000.00  1,019.21    1.16%        5.86
                                     B Shares  Actual            0.93%     1,000.00  1,009.34    1.98%        9.98
                                               Hypothetical***   1.51%     1,000.00  1,015.09    1.98%       10.01
                                     C Shares  Actual            1.02%     1,000.00  1,010.21    1.81%        9.12
                                               Hypothetical***   1.59%     1,000.00  1,015.95    1.81%        9.15
Capital Opportunity**..............  A Shares  Actual            4.48%     1,000.00  1,044.76    1.31%        6.69
                                               Hypothetical***   1.85%     1,000.00  1,018.47    1.31%        6.61
                                     B Shares  Actual            4.03%     1,000.00  1,040.27    2.31%       11.80
                                               Hypothetical***   1.35%     1,000.00  1,013.46    2.31%       11.65
                                     C Shares  Actual            3.81%     1,000.00  1,038.12    2.38%       12.15
                                               Hypothetical***   1.31%     1,000.00  1,013.11    2.38%       12.00
Common Stock.......................  A Shares  Actual            6.92%     1,000.00  1,069.24    1.05%        5.44
                                               Hypothetical***   1.98%     1,000.00  1,019.76    1.05%        5.31
                                     B Shares  Actual            6.43%     1,000.00  1,064.30    1.98%       10.25
                                               Hypothetical***   1.51%     1,000.00  1,015.10    1.98%       10.00
                                     C Shares  Actual            6.38%     1,000.00  1,063.84    2.09%       10.83
                                               Hypothetical***   1.45%     1,000.00  1,014.54    2.09%       10.57
Government Securities..............  A Shares  Actual            -0.76%    1,000.00    992.44    1.04%        5.17
                                               Hypothetical***   1.98%     1,000.00  1,019.82    1.04%        5.24
High Yield Bond....................  A Shares  Actual            2.04%     1,000.00  1,020.42    1.25%        6.31
                                               Hypothetical***   1.88%     1,000.00  1,018.77    1.25%        6.30
                                     B Shares  Actual            1.57%     1,000.00  1,015.66    2.13%       10.78
                                               Hypothetical***   1.43%     1,000.00  1,014.33    2.13%       10.78
                                     C Shares  Actual            1.54%     1,000.00  1,015.36    2.17%       10.94
                                               Hypothetical***   1.42%     1,000.00  1,014.17    2.17%       10.94
International Equity...............  A Shares  Actual            9.26%     1,000.00  1,092.56    1.32%        6.94
                                               Hypothetical***   1.84%     1,000.00  1,018.39    1.32%        6.69
                                     B Shares  Actual            8.73%     1,000.00  1,087.27    2.40%       12.54
                                               Hypothetical***   1.30%     1,000.00  1,013.02    2.40%       12.10
                                     C Shares  Actual            8.63%     1,000.00  1,086.31    2.53%       13.23
                                               Hypothetical***   1.24%     1,000.00  1,012.35    2.53%       12.76

* Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183)/365 (or 366).

** Total return prior to September 26, 2005 is based on the total return of the predecessor Sentinel Growth Index Fund, which sought to match before expenses the performance of the S&P 500/BARRA Growth Index. The annualized expense ratio assumes the reorganization of the Sentinel Growth Index Fund and Sentinel Capital Opportunity Fund (f/k/a Sentinel Flex Cap Opportunity
    Fund) effective September 23, 2005 had occurred on June 1, 2005.

*** Hypothetical assumes a 5.00% annual return less expenses for the period.

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table.
More detailed expense data is contained in the following pages.

                                                                                                    Expenses
                                                                                                      Paid
                                                                     Beginning  Ending                from
                                                            Total     Account  Account   Annualized 06/01/05
                                          Total Return      Return     Value    Value     Expense    through
Sentinel Fund                  Fund Class Description     Percentage 06/01/05  11/30/05    Ratio    11/30/05*
-------------                  ---------- ------------    ---------- --------- --------- ---------- ---------
Mid Cap Growth................  A Shares  Actual             6.54%   $1,000.00 $1,065.36    1.29%    $ 6.66
                                          Hypothetical***    1.86%    1,000.00  1,018.57    1.29%      6.51
                                B Shares  Actual             5.93%    1,000.00  1,059.30    2.34%     12.06
                                          Hypothetical***    1.33%    1,000.00  1,013.32    2.34%     11.79
                                C Shares  Actual             5.84%    1,000.00  1,058.40    2.44%     12.57
                                          Hypothetical***    1.28%    1,000.00  1,012.82    2.44%     12.29
New York......................  A Shares  Actual            -0.44%    1,000.00    995.56    0.93%      4.67
Tax-Free Income...............            Hypothetical***    2.03%    1,000.00  1,020.33    0.93%      4.73
Pennsylvania..................  A Shares  Actual            -0.49%    1,000.00    995.12    1.27%      6.34
Tax-Free Trust................            Hypothetical***    1.87%    1,000.00  1,018.66    1.27%      6.42
Short Maturity................  A Shares  Actual             0.26%    1,000.00  1,002.60    1.10%      5.54
Government....................            Hypothetical***    1.95%    1,000.00  1,019.48    1.10%      5.59
                                S Shares  Actual             0.16%    1,000.00  1,001.62    1.45%      7.27
                                          Hypothetical***    1.78%    1,000.00  1,017.76    1.45%      7.32
Small Company.................  A Shares  Actual             9.09%    1,000.00  1,090.91    1.12%      5.89
                                          Hypothetical***    1.94%    1,000.00  1,019.38    1.12%      5.69
                                B Shares  Actual             8.64%    1,000.00  1,086.42    2.01%     10.49
                                          Hypothetical***    1.50%    1,000.00  1,014.97    2.01%     10.13
                                C Shares  Actual             8.60%    1,000.00  1,086.04    1.96%     10.26
                                          Hypothetical***    1.52%    1,000.00  1,015.19    1.96%      9.91
Tax-Free Income...............  A Shares  Actual            -0.27%    1,000.00    997.27    0.94%      4.73
                                          Hypothetical***    2.03%    1,000.00  1,020.28    0.94%      4.78
U.S. Treasury.................  A Shares  Actual             1.21%    1,000.00  1,012.09    0.83%      4.20
Money Market..................            Hypothetical***    2.08%    1,000.00  1,020.83    0.83%      4.22
                                B Shares  Actual             1.06%    1,000.00  1,010.58    1.24%      6.26
                                          Hypothetical***    1.88%    1,000.00  1,018.79    1.24%      6.29

* Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183)/365 (or 366).

*** Hypothetical assumes a 5.00% annual return less expenses for the period.

  Sentinel Balanced Fund seeks a combination of growth of capital and current income with relatively low risk and relatively low fluctuations in value, by investing in high quality common stocks and investment grade bonds.

                            Sentinel Balanced Fund

The Sentinel Balanced Fund Class A produced a total return of 7.36% for the fiscal year ended November 30, 2005. The Fund's performance compared favorably to the 7.00% average return of its Morningstar Moderate Allocation Fund peer group.

The Sentinel Balanced Fund Class A produced a total return of 7.36% for the fiscal year ended November 30, 2005. The Fund's performance compared favorably to the 7.00% average return of its Morningstar Moderate Allocation Fund peer group. The Fund's total return lagged the 8.45% return for the S&P 500 index over the period, but exceeded the 2.40% return for the Lehman Aggregate Bond Index by a substantial margin.

   After successfully protecting shareholders' capital in the difficult stock market environment of 2000-2003, the Fund has produced strong gains in the ensuing broad-based stock market rebound.

   The Fund's performance relative to peer funds over the past 1-, 3-, 5- and 10-year time periods placed it in the 41st, 34th, 25th and 51st percentiles, respectively, in its Morningstar Moderate Allocation Fund peer group. The peer group consisted of 1,203, 860, 641 and 294 funds, respectively, during those periods.

   The fiscal year began with a mix of 62% stocks, 36% bonds and 2% cash and cash equivalents in the Fund's portfolio. The Sentinel Balanced Fund's asset allocation as of November 30, 2005 was 64% stocks, 34% bonds and 2% cash and cash equivalents. This modest shift is reflective of equities outperforming fixed-income securities, rather than an intentional asset allocation decision.

   The Fund's equity holdings represented a well-diversified portfolio of high-quality, cash-generating companies with strong competitive positioning. We were sellers on strength of energy issues throughout the fiscal year although we remained overweighted in the sector, and invested the proceeds in stocks and sectors with higher secular growth rates, including healthcare and technology, as we expect earnings growth to once again warrant a premium valuation.

   The bond market provided investors with modest returns for the fiscal year. The Federal Reserve continued its "measured" pace approach in tightening monetary policy throughout the 12-month period. The Fed raised short-term interest rates eight times, 25 basis points every meeting, doubling the Federal Funds Rate from 2.0% to 4.0%. In response, short and intermediate-term bonds were under pressure all year. The 10-year U.S. Treasury Note barely moved in yield, up only 13 basis points to 4.48%, while the 30-year U.S. Treasury Bond actually fell 31 basis points in yield to 4.69%. As a result, longer maturity bonds vastly outperformed those of short and intermediate durations.

   The real story regarding interest rates was the tremendous flattening of the U.S. Treasury yield curve. Over the fiscal year, the yield curve flattened 172 basis points from +200 to +28 basis points, as measured by the U.S. Treasury 2-year Note to 30-year Bond yield differential. Volatility remained the norm for the bond market as the 10-year Note traded in a 3.80% to 4.70% range. The Fund continued to emphasize yield in this relatively low interest rate environment and we anticipate that it will maintain high exposure to mortgage-backed securities.

   Going forward, we expect to continue to focus on the stocks of larger capitalization, high-quality companies, as the returns generated by small- and mid-cap stocks have been excessive in relation to large caps for an extended period of time, and we suspect that a reversion in this trend may be underway. We see a compelling risk/reward proposition in large-cap multinational companies with solid growth prospects, discretionary cash flows, financial strength and reasonable valuations. A high-quality equity portfolio and a sizeable commitment to fixed-income securities should generate an attractive income stream and reduce overall portfolio risk for the Sentinel Balanced Fund.

   We appreciate your continuing support of our efforts.


/s/ Daniel J. Manion
--------------------------
Daniel J. Manion, CFA


/s/ David M. Brownlee
--------------------------
David M. Brownlee, CFA

Sentinel Balanced Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Balanced Fund Performance - Class A
Ten Years Ended November 30, 2005

                             [CHART APPEARS HERE]

                                          Morningstar
                                Balanced   Moderate    S&P   Lehman
                                with/load   Alloc.     500  Aggregate
                                --------- ----------- ----- ---------
           11/30/1995..........   10000      10000    10000   10000
           11/30/1996..........   11075      11696    12787   10607
           11/30/1997..........   12784      13672    16435   11408
           11/30/1998..........   14343      15216    20326   12486
           11/30/1999..........   14711      16776    24575   12481
           11/30/2000..........   15420      17390    23538   13613
           11/30/2001..........   15398      16914    20663   15132
           11/30/2002..........   14217      15417    17252   16242
           11/30/2003..........   16315      17494    19854   17084
           11/30/2004..........   17966      19136    22403   17843
           11/30/2005..........   19289      20475    24296   18271

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

**  An unmanaged index of stocks reflecting average prices in the stock market.

+   An unmanaged index of bonds reflecting average prices in the bond market.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   7.36%     1.97%
5 Years.....................................................   4.58%     3.51%
10 Years....................................................   7.34%     6.79%

++  Sales charge applicable to year of initial investment.

Sentinel Balanced Fund Performance - Class B
April 1, 1996 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                            Morningstar
                             Balanced Fund   Moderate    S&P   Lehman
                             Class B shares   Alloc.     500  Aggregate
                             -------------- ----------- ----- ---------
        4/1/1996............     10000         10000    10000   10000
        11/30/1996..........     10958         11199    11905   10649
        11/30/1997..........     12555         13091    15301   11453
        11/30/1998..........     13979         14569    18924   12536
        11/30/1999..........     14229         16063    22879   12531
        11/30/2000..........     14797         16723    21914   13667
        11/30/2001..........     14669         16317    19237   15192
        11/30/2002..........     13514         14828    16062   16307
        11/30/2003..........     15507         16794    18484   17152
        11/30/2004..........     17077         18402    20858   17914
        11/30/2005..........     18334         19691    22620   18343

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

**  An unmanaged index of stocks reflecting average prices in the stock market.

+   An unmanaged index of bonds reflecting average prices in the bond market.

Average Annual Total Return - Class B Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   6.42%     2.42%
3 Years.....................................................   9.75%     9.19%
5 Years.....................................................   3.73%     3.42%
Since Inception*............................................   6.47%     6.47%

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.

*   4/1/96

Sentinel Balanced Fund Performance - Class C
May 4, 1998 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                Balanced Morningstar
                                Class C   Moderate    S&P   Lehman
                                 shares    Alloc.     500  Aggregate
                                -------- ----------- ----- ---------
           5/4/1998............  10000      10000    10000   10000
           11/30/1998..........  10094      10089    10466   10615
           11/30/1999..........  10233      11123    12653   10610
           11/30/2000..........  10595      11606    12119   11572
           11/30/2001..........  10483      11324    10639   12864
           11/30/2002..........   9595      10288     8883   13808
           11/30/2003..........  10896      11652    10223   14523
           11/30/2004..........  11886      12770    11535   15168
           11/30/2005..........  12641      13664    12510   15532

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the indices does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

**  An unmanaged index of stocks reflecting average prices in the stock market.

+ An unmanaged index of bonds reflecting average prices in the bond market. Bond values will decline as interest rates rise and increase as interest rates fall.

Average Annual Total Return - Class C Shares
Through 11/30/05

Period                                                            Value Price++
------                                                            ----- -------
1 Year........................................................... 6.35%  5.35%
3 Years.......................................................... 9.63%  9.63%
5 Years.......................................................... 3.59%  3.59%
Since Inception*................................................. 3.14%  3.14%

++  1% contingent deferred sales charge applies in the first year.

*   5/4/98

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Balanced Fund Performance - Class D
January 4, 1999 inception through November 30, 2005

                             [CHART APPEARS HERE]


Balanced
C

      Balanced Class C shares Morningstar    Moderate Alloc. S&P 500
      Lehman Aggregate

5/4/1998............................................... 10000 10000 10000 10000
11/30/1998............................................. 10094 10089 10466 10615
11/30/1999............................................. 10233 11123 12653 10610
11/30/2000............................................. 10595 11606 12119 11572
11/30/2001............................................. 10483 11324 10639 12864
11/30/2002.............................................  9595 10288  8883 13808
11/30/2003............................................. 10896 11652 10223 14523
11/30/2004............................................. 11886 12770 11535 15168
11/30/2005............................................. 12641 13664 12510 15532

Note that the Fund's performance reflects all expenses and management fees and the 2% contingent deferred sales charge (CDSC) that would apply if the investment was redeemed at the end of the period, while that shown for the indices does not; performance shown for the Average reflects expenses and management fees but no CDSC.

**  An unmanaged index of stocks reflecting average prices in the stock market.

+ An unmanaged index of bonds reflecting average prices in the bond market. Bond values will decline as interest rates rise and increase as interest rates fall.

Average Annual Total Return - Class D Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   6.98%     0.98%
3 Years.....................................................   9.95%     8.84%
5 Years.....................................................   3.60%     2.97%
Since Inception*............................................   3.09%     2.88%

++ Contingent deferred sales charges begin at 6% in first year and decline to 0% over a seven-year period. D shares convert to A shares at end of a 10-year period.

*  1/4/99

Sentinel Balanced Fund

Portfolio Weightings
As a percentage of net assets as of 11/30/05

                                    [CHART]

Cash and Other...........................................................  1.9%
Common Stocks............................................................ 63.8%
U.S. Govt. Agency Obligations............................................ 34.3%

Top Equity Holdings as of 11/30/05

                                                                     Percent of
Description                                                          Net Assets
-----------                                                          ----------
Schlumberger Ltd....................................................     1.9%
Citigroup, Inc......................................................     1.6%
General Electric Co.................................................     1.6%
Exxon Mobil Corp....................................................     1.5%
Microsoft Corp......................................................     1.4%
United Technologies Corp............................................     1.3%
Freeport-McMoran Copper & Gold - Class B............................     1.3%
Johnson & Johnson...................................................     1.2%
Procter & Gamble Co.................................................     1.1%
Medtronic, Inc......................................................     1.1%
                                                                        ----
   Total of Net Assets*.............................................    14.0%
                                                                        ----

Top Fixed Income Holdings as of 11/30/05

                                                            Maturity Percent of
Description                                          Coupon   Date   Net Assets
-----------                                          ------ -------- ----------
FHR 2561 UE.........................................   5.5%  6/15/22     4.1%
FHR 2489 PE.........................................     6%  8/15/32     3.8%
FHR 2501 PU.........................................     6%  1/15/32     2.1%
FNR 1998-61 PL......................................     6% 11/25/28     2.0%
FHR 2463 PG.........................................     6%  6/15/32     1.7%
FHR 2713 EG.........................................   5.5%  8/15/29     1.7%
FHR 2787 OE.........................................   5.5%  5/15/30     1.7%
FHR 2319 PZ.........................................   6.5%  5/15/31     1.5%
FHR 2793 GB.........................................   5.5%  7/15/23     1.4%
Chevron Oil Finance Co..............................  3.89%  12/6/05     1.4%
                                                                        ----
   Total of Net Assets*.............................                    21.4%
                                                                        ----

Average Effective Duration (for all Bonds) 3.1 years**

*  Holdings vary. More complete holdings follow.

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2005

                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 1)
                                                         ---------- -----------
U.S. Government Agency Obligations 34.3%
Federal Home Loan Mortgage Corporation 27.3%
Collateralized Mortgage Obligations:
   FHR 2561 UE
       5.5%, 06/15/22...................................  12,100M   $12,192,807
   FHR 2793 GB
       5.5%, 07/15/23...................................   4,000M     4,026,360
   FHR 2713 EG
       5.5%, 08/15/29...................................   5,000M     4,962,100
   FHR 2207 PL
       6.5%, 12/15/29...................................   3,891M     3,997,390
   FHR 2787 OE
       5.5%, 05/15/30...................................   5,000M     4,954,100
   FHR 2208 PG
       7%, 01/15/30.....................................   3,472M     3,625,481
   FHR 2355 AE
       6%, 09/15/31.....................................   2,353M     2,384,274
   FHR 2319 PZ
       6.5%, 05/15/31...................................   4,230M     4,389,572
   FHR 2543 PE
       5.5%, 02/15/32...................................   4,000M     3,920,560
   FHR 2687 PG
       5.5%, 03/15/32...................................   4,000M     3,992,160
   FHR 2501 PU
       6%, 01/15/32.....................................   6,000M     6,099,780
   FHR 2463 PG
       6%, 06/15/32.....................................   5,000M     5,076,000
   FHR 2485 TJ
       6%, 08/15/32.....................................   3,500M   $ 3,550,680
   FHR 2489 PE
       6%, 08/15/32.....................................  11,000M    11,143,000
   FHR 2535 PC
       6%, 09/15/32.....................................   3,500M     3,549,630
                                                                    -----------
                                                                     77,863,894
                                                                    -----------
Mortgage-Backed Securities:
15-Year:
   FHLMC G10037
       9.5%, 10/01/06...................................       3M         3,343
                                                                    -----------
30-Year:
   FHLMC P00020
       6.5%, 10/01/22...................................     970M       987,979
   FHLMC C47315
       6.5%, 08/01/29...................................   1,609M     1,653,190
                                                                    -----------
                                                                      2,641,169
                                                                    -----------
Total Federal Home Loan Mortgage Corporation............             80,508,406
                                                                    -----------
Federal National Mortgage Association 7.0%
Collateralized Mortgage Obligations:
   FNR G93-29Z
       7%, 08/25/23.....................................   3,474M     3,647,740
   FNR 1998-61 PL
       6%, 11/25/28.....................................   5,804M     5,898,998
   FNR 2002-73 QE
       5.5%, 04/25/31...................................   2,000M     1,970,340
                                                                    -----------
                                                                     11,517,078
                                                                    -----------
15-Year:
   FNMA 313699
       9%, 12/01/06.....................................      17M   $    17,138
                                                                    -----------
20-Year:
   FNMA 313960
       10.25%, 10/01/17.................................      31M        32,741
                                                                    -----------
30-Year:
   FNMA 500296
       6%, 04/01/29.....................................      16M        16,377
   FNMA 514054
       7%, 09/01/29.....................................     111M       116,395
   FNMA 682348
       4.5%, 09/01/33...................................   3,212M     3,011,920
   FNMA 707312
       5%, 06/01/33.....................................   1,410M     1,361,705
   FNMA 749376
       5.5%, 11/01/33...................................   3,199M     3,158,627
   FNMA 748895
       6%, 12/01/33.....................................   1,439M     1,444,516
                                                                    -----------
                                                                      9,109,540
                                                                    -----------
Total Federal National Mortgage Association.............             20,676,497
                                                                    -----------
Government National Mortgage Association 0.0%
Collateralized Mortgage Obligations:
Mortgage-Backed Securities:
15-year:
   GNMA 514482
       7.5%, 09/15/14...................................      98M       103,884
                                                                    -----------

                                             See Notes to Financial Statements.

Sentinel Balanced Fund
at November 30, 2005

                                                        Principal
                                                          Amount      Value
                                                        (M=$1,000)   (Note 1)
                                                        ---------- ------------
30-Year: GNMA 26446 9%, 02/15/09.......................       8M   $      8,131
                                                                   ------------
Total Government National Mortgage Association.........                 112,015
                                                                   ------------
Total U.S. Government Agency Obligations
   (Cost $101,694,327).................................             101,296,918
                                                                   ------------

                                                                      Value
                                                          Shares     (Note 1)
                                                        ---------- ------------
Common Stocks 63.8%
Consumer Discretionary 5.5%
Carnival Corp..........................................   21,900   $  1,193,331
* Comcast Corp. - Class A..............................   87,300      2,273,292
Gap, Inc...............................................   45,000        782,100
Grupo Televisa, S.A....................................   18,500      1,468,900
Hilton Hotels Corp.....................................   75,000      1,644,000
McDonald's Corp........................................   42,400      1,435,240
McGraw-Hill Cos., Inc..................................   29,600      1,570,280
Staples, Inc...........................................   61,050      1,410,255
Time Warner, Inc.......................................  181,400      3,261,572
TJX Cos., Inc..........................................   47,400      1,062,234
                                                                   ------------
                                                                     16,101,204
                                                                   ------------
Consumer Staples 6.7%
Altria Group, Inc......................................   40,500      2,947,995
Coca-Cola Co...........................................   17,600        751,344
CVS Corp...............................................   34,600        934,892
Diageo plc (ADR).......................................   30,600      1,779,390
Kellogg Co.............................................   19,500        859,365
Kimberly-Clark Corp....................................   40,000      2,359,200
PepsiCo, Inc...........................................   48,800      2,888,960
Procter & Gamble Co....................................   59,275      3,389,938
Wal-Mart Stores, Inc...................................   27,500      1,335,400
Wrigley (Wm.) Jr. Co...................................   38,400      2,633,856
                                                                   ------------
                                                                     19,880,340
                                                                   ------------
Energy 7.7%
Chevron Corp...........................................   55,600      3,186,436
EOG Resources, Inc.....................................   36,800      2,640,400
Exxon Mobil Corp.......................................   78,000      4,526,340
GlobalSantaFe Corp.....................................   28,500      1,292,760
Murphy Oil Corp........................................    9,000        445,140
Noble Energy, Inc......................................   38,500      1,438,745
* Pride Int'l., Inc....................................   68,700      2,046,573
Schlumberger Ltd.......................................   60,000      5,743,800
* Weatherford Int'l., Ltd..............................   20,400      1,418,004
                                                                   ------------
                                                                     22,738,198
                                                                   ------------
Financials 11.0%
American Express Co....................................   40,600      2,087,652
American Int'l. Group..................................   37,200      2,497,608
Ameriprise Financial, Inc..............................    8,120        341,446
Bank of America Corp...................................   64,600      2,964,494
Bank of New York, Inc..................................   50,000      1,620,000
Citigroup, Inc.........................................  100,000      4,855,000
Goldman Sachs Group, Inc...............................   14,000      1,805,440
J.P. Morgan Chase & Co.................................   48,300      1,847,475
MBNA Corp..............................................   44,700      1,196,619
Mellon Financial Corp..................................   50,000      1,682,000
Merrill Lynch & Co., Inc...............................   23,400      1,554,228
Morgan Stanley.........................................   24,500      1,372,735
PNC Financial Services Group, Inc......................   11,800        752,486
St. Paul Travelers Cos., Inc...........................   66,672      3,102,248
U.S. Bancorp...........................................   60,000      1,816,800
Wachovia Corp..........................................   18,700        998,580
Wells Fargo & Co.......................................   30,500      1,916,925
                                                                   ------------
                                                                     32,411,736
                                                                   ------------
Health Care 10.7%
* Amgen, Inc...........................................   28,500      2,306,505
Baxter Int'l., Inc.....................................   42,800      1,664,492
* Boston Scientific Corp...............................   50,000   $  1,324,000
Bristol-Myers Squibb Co................................   48,100      1,038,479
* Cerner Corp..........................................   12,100      1,166,440
Cigna Corp.............................................    7,000        787,640
GlaxoSmithKline plc (ADR)..............................   32,400      1,606,068
Guidant Corp...........................................   17,000      1,048,560
HCA, Inc...............................................   38,700      1,973,313
Johnson & Johnson......................................   58,200      3,593,850
* Laboratory Corp. of America Holdings.................   28,900      1,499,621
Lilly, Eli & Co........................................   20,000      1,010,000
* Medco Health Solutions, Inc..........................   19,660      1,054,759
Medtronic, Inc.........................................   59,800      3,323,086
Novartis (ADR).........................................   35,500      1,860,200
Pfizer, Inc............................................   98,400      2,086,080
Sanofi-Aventis (ADR)...................................   30,700      1,234,447
Teva Pharmaceutical Industries Ltd. (ADR)..............   71,000      2,902,480
                                                                   ------------
                                                                     31,480,020
                                                                   ------------
Industrials 9.4%
Boeing Co..............................................   34,500      2,352,555
Canadian Nat'l. Railway Co.............................    7,900        630,894
Deere & Co.............................................   17,500      1,213,625
General Dynamics Corp..................................   12,600      1,440,180
General Electric Co....................................  135,000      4,822,200
Honeywell Int'l., Inc..................................   71,700      2,619,918
Northrop Grumman Corp..................................   27,500      1,577,675
Rockwell Automation, Inc...............................   38,100      2,149,983
Tyco Int'l. Ltd........................................  106,100      3,025,972
Union Pacific Corp.....................................   23,900      1,829,306
United Technologies Corp...............................   72,000      3,876,480
Waste Management, Inc..................................   70,800      2,117,628
                                                                   ------------
                                                                     27,656,416
                                                                   ------------
Information Technology 7.9%
Accenture Ltd..........................................   28,600        813,384
Applied Materials, Inc.................................   69,500      1,258,645
* Broadcom Corp. - Class A.............................   19,500        907,530
Computer Associates Int'l., Inc........................   34,500        983,595
* EMC Corp.............................................  137,300      1,912,589
First Data Corp........................................   23,200      1,003,864
* Freescale Semiconductor, Inc. - Class B..............   52,989      1,367,116
Int'l. Business Machines...............................   30,400      2,702,560
Microsoft Corp.........................................  150,000      4,156,500
Motorola, Inc..........................................   96,200      2,317,458
Nokia Corp. (ADR)......................................   70,000      1,195,600
* Oracle Corp..........................................  138,800      1,744,716
Qualcomm, Inc..........................................   15,100        686,597
Seagate Technology (R).................................   34,300        648,956
Texas Instruments......................................   55,400      1,799,392
                                                                   ------------
                                                                     23,498,502
                                                                   ------------
Materials 3.5%
DuPont, E.I. de Nemours & Co...........................   75,000      3,206,250
Freeport-McMoran Copper & Gold - Class B...............   71,300      3,715,443
Int'l. Paper Co........................................   49,700      1,567,041
Newmont Mining Corp....................................    9,100        419,692
Praxair, Inc...........................................   29,000      1,508,000
                                                                   ------------
                                                                     10,416,426
                                                                   ------------

                                             See Notes to Financial Statements.

Sentinel Balanced Fund
at November 30, 2005

                                                                      Value
                                                            Shares   (Note 1)
                                                            ------ ------------
Telecommunication Services 0.9%
Sprint Nextel Corp......................................... 41,300 $  1,034,152
Vodafone Group plc (ADR)................................... 75,000    1,616,250
                                                                   ------------
                                                                      2,650,402
                                                                   ------------
Utilities 0.5%
Entergy Corp............................................... 21,800    1,526,000
                                                                   ------------
Total Common Stocks
   (Cost $135,167,383).....................................         188,359,244
                                                                   ------------
Warrants 0.0%
* Lucent Technologies, Inc.
   (Cost $0)...............................................  3,385        2,099
                                                                   ------------

                                                       Principal
                                                         Amount      Value
                                                       (M=$1,000)   (Note 1)
                                                       ---------- ------------
Corporate Short-Term Notes 2.4%
American Express Co.
  3.99%, 12/02/05.....................................   3,000M   $  2,999,668
Chevron Oil Finance
  3.89%, 12/06/05.....................................   4,000M      3,997,838
                                                                  ------------
Total Corporate Short-Term Notes
   (Cost $6,997,506)..................................               6,997,506
                                                                  ------------
Total Investments
   (Cost $243,859,216)**..............................             296,655,767

Excess of Liabilities Over Other Assets (0.5%)........              (1,620,994)
                                                                  ------------
Net Assets............................................            $295,034,773
                                                                  ============

*   Non-income producing.

** Cost for federal income tax purposes is $244,581,403. At November 30, 2005 net unrealized appreciation for federal income tax purposes aggregated $52,074,364 of which $55,201,059 related to appreciated securities and $3,126,695 related to depreciated securities.

(ADR)- American Depository Receipt

(R) - Return of Capital paid during the fiscal period.

                                             See Notes to Financial Statements.

Sentinel Capital Markets Income Fund seeks high current income with a secondary goal of long-term capital appreciation by investing in a diversified mix of domestic investment grade bonds, lower rated bonds, foreign bonds in some cases denominated in foreign currencies, and equity securities such as common stocks, preferred stocks and convertible debt securities.

                     Sentinel Capital Markets Income Fund

During the year, we generally increased the Fund's allocation to the equity market, while reducing our exposure to domestic government bonds.

For the fiscal year ended November 30, 2005, the Sentinel Capital Markets Income Fund Class A returned 2.27%, compared to the 3.95% average return of its Morningstar's Conservative Asset Allocation Fund peer group, and the 2.40% return of the Lehman Aggregate Bond Index.

   In the past year, we witnessed the resiliency of an integrated global economy and strong demand for income generation. Energy prices reached inflation-adjusted highs due to unforeseen natural disasters and steady advances in demand. At the same time, central banks were removing monetary stimulus and fiscal authorities were talking tough in an effort to rein in spending. Growth remained solid despite these headwinds and most capital markets were able to post moderate gains.

   Growth in the U.S. was above expectations and remained in a remarkably narrow range. The volatility of the U.S. economy over the last two years is as low as it has been at any point over the past 55 years. Employment growth continued to lag past cycles, but the Federal Reserve remained on its path of moderate removal of an easy monetary stance in the face of inflationary risks and a flood of capital into the domestic markets from abroad.

   Growth in developed Europe and Asia showed similar levels of improvement and stability, while emerging economies benefited from a strong market for commodities and improved fiscal positions. The moves by the Fed, in combination with the status quo policies of other major central banks, resulted in a growing interest rate advantage for dollar-denominated assets. This drove the U.S. dollar to significant gains relative to the Euro and Yen despite the relatively weak fiscal and trade balance figures emanating from the U.S.

   Local market financial returns seemed at times to be driven by events in hard commodity assets, but most sectors ended the period with positive results. Despite the Fed activity and higher inflation data, 10-year yields saw only a marginal increase. Equities, while hamstrung by input cost pressure, benefited from the positive growth environment and good operating leverage. A rally through the last month of the period salvaged a respectable year, with the S&P 500 Index posting a gain of 8.5% for the year. The U.S. high yield market had mildly positive returns, with the JP Morgan High Yield Index posting a 3.7% return for the year. The threat of higher rates and the task of absorbing a large amount of downgraded automotive issues offset an otherwise favorable fundamental environment in the high yield market. Emerging-markets bonds posted an 11.4% return on the back of strong commodity markets and reduced credit concerns. The U.S. dollar strengthened by 11.9% as measured by the dollar index eliminating any gains produced in non-dollar developed fixed-income markets.

   The Fund's broad diversification allowed it to benefit from the continued global economic expansion while maintaining exposure to higher yielding assets. During the year, we generally increased the Fund's allocation to the equity market, while reducing our exposure to domestic government bonds. We added to developed international debt, and reduced emerging and high yield debt; developed international markets became more attractive to us as a result of tighter spreads in the emerging and high yield sectors.

   Looking forward, the Federal Reserve may have more work to do, but it appears that it is closer to the end of its monetary tightening as inflation-adjusted interest rates are approaching the historical average. The weak fundamental position of the U.S. dollar may reassert itself as Europe and Asia edge their short-term rates higher.

   Financial markets are likely to be data driven. The Fed's language has started to shift and the market will look for signals indicating that it has achieved neutrality. Going forward, the Fund is likely to keep a neutral duration stance for bonds and will look to improve credit quality. We anticipate another round of moderate U.S. dollar weakness and volatility in the equity markets, and will maintain careful asset allocation across sectors.


/s/ Dana Erikson
----------------------------------------------
Dana Erikson, CFA
Evergreen Investment Management Company

Sentinel Capital Markets Income Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Capital Markets Income Fund Performance - Class A
March 10, 2003 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                Capital Markets  Lehman
                                 Income Fund A  Aggregate Lehman High
                                 Shares with/     Bond    Yield Bond
                                     load         Index      Index
                                --------------- --------- -----------
           3/10/2003...........      10000        10000      10000
           3/31/2003...........       9601         9948      10282
           4/30/2003...........      10053        10030      10892
           5/31/2003...........      10352        10217      11005
           6/30/2003...........      10477        10197      11321
           7/31/2003...........      10327         9854      11197
           8/31/2003...........      10434         9919      11325
           9/30/2003...........      10582        10182      11635
           10/31/2003..........      10800        10087      11870
           11/30/2003..........      10979        10111      12050
           12/31/2003..........      11336        10214      12323
           1/31/2004...........      11410        10296      12558
           2/29/2004...........      11426        10408      12526
           3/31/2004...........      11459        10486      12611
           4/30/2004...........      11232        10213      12526
           5/31/2004...........      11181        10172      12313
           6/30/2004...........      11329        10229      12490
           7/31/2004...........      11317        10331      12660
           8/31/2004...........      11460        10528      12908
           9/30/2004...........      11621        10556      13096
           10/31/2004..........      11761        10645      13332
           11/30/2004..........      12031        10560      13493
           12/30/2004..........      12227        10657      13695
           1/30/2005...........      12132        10724      13677
           2/28/2005...........      12330        10661      13878
           3/31/2005...........      12010        10606      13474
           4/30/2005...........      12042        10749      13343
           5/31/2005...........      12144        10866      13580
           6/30/2005...........      12244        10925      13846
           7/31/2005...........      12363        10825      14089
           8/31/2005...........      12404        10964      14115
           9/30/2005...........      12333        10851      13975
           10/31/2005..........      12187        10765      13877
           11/30/2005..........      12304        10813      13949

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not.

+  An unmanaged index of bonds reflecting average prices in the bond market.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   2.27%    -2.83%
Since Inception*............................................   9.96%     7.90%

++ Sales charge applicable to year of initial investment.

*  3/10/03

Sentinel Capital Markets Income Fund Performance - Class B
March 10, 2003 inception through November 30, 2005

                             [CHART APPEARS HERE]

                            Capital Markets
                             Income Fund B                   Lehman High
                              Shares with   Lehman Aggregate Yield Bond
                                 CDSC          Bond Index       Index
                            --------------- ---------------- -----------
       3/10/2003...........      10000           10000          10000
       3/31/2003...........      10110            9948          10282
       4/30/2003...........      10580           10030          10892
       5/31/2003...........      10893           10217          11005
       6/30/2003...........      11012           10197          11321
       7/31/2003...........      10851            9854          11197
       8/31/2003...........      10960            9919          11325
       9/30/2003...........      11111           10182          11635
       10/31/2003..........      11331           10087          11870
       11/30/2003..........      11511           10111          12050
       12/31/2003..........      11878           10214          12323
       1/31/2004...........      11938           10296          12558
       2/29/2004...........      11959           10408          12526
       3/31/2004...........      11976           10486          12611
       4/30/2004...........      11732           10213          12526
       5/31/2004...........      11671           10172          12313
       6/30/2004...........      11816           10229          12490
       7/31/2004...........      11784           10331          12660
       8/31/2004...........      11936           10528          12908
       9/30/2004...........      12085           10556          13096
       10/31/2004..........      12233           10645          13332
       11/30/2004..........      12507           10560          13493
       12/31/2004..........      12703           10657          13695
       1/31/2005...........      12596           10724          13677
       2/29/2005...........      12795           10661          13878
       3/31/2005...........      12532           10606          13474
       5/30/2005...........      12480           10749          13343
       5/31/2005...........      12568           10866          13580
       6/30/2005...........      12662           10925          13846
       7/31/2005...........      12777           10825          14089
       8/31/2005...........      12812           10964          14115
       9/30/2005...........      12741           10851          13975
       10/31/2005..........      12572           10765          13877
       11/30/2005..........      12385           10813          13949

Note that Fund performance reflects all expenses, management fees, and the 3% contingent deferred sales charge (CDSC) that would apply if the investment was redeemed at the end of the period, while index performances do not.

+  An unmanaged index of bonds reflecting average prices in the bond market.

Average Annual Total Return - Class B Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   1.42%    -2.44%
Since Inception*............................................   9.11%     8.16%

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.

*  3/10/03

Sentinel Capital Markets Income Fund Performance - Class C
March 10, 2003 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                                 Lehman
                                Capital Markets Aggregate Lehman High
                                Income Class C    Bond    Yield Bond
                                    shares        Index      Index
                                --------------- --------- -----------
           3/10/2003...........      10000        10000      10000
           3/31/2003...........      10110         9948      10282
           4/30/2003...........      10579        10030      10892
           5/31/2003...........      10892        10217      11005
           6/30/2003...........      11010        10197      11321
           7/31/2003...........      10850         9854      11197
           8/31/2003...........      10959         9919      11325
           9/30/2003...........      11111        10182      11635
           10/31/2003..........      11336        10087      11870
           11/30/2003..........      11529        10111      12050
           12/31/2003..........      11899        10214      12323
           1/31/2004...........      11961        10296      12558
           2/29/2004...........      11973        10408      12526
           3/31/2004...........      12002        10486      12611
           4/30/2004...........      11760        10213      12526
           5/31/2004...........      11698        10172      12313
           6/30/2004...........      11833        10229      12490
           7/31/2004...........      11812        10331      12660
           8/31/2004...........      11964        10528      12908
           9/30/2004...........      12116        10556      13096
           10/31/2004..........      12256        10645      13332
           11/30/2004..........      12532        10560      13493
           12/31/2004..........      12742        10657      13695
           1/31/2005...........      12626        10724      13677
           02/29/05............      12838        10661      13878
           3/31/2005...........      12576        10606      13474
           5/30/2005...........      12516        10749      13343
           5/31/2005...........      12606        10866      13580
           6/30/2005...........      12703        10925      13846
           7/31/2005...........      12820        10825      14089
           8/31/2005...........      12858        10964      14115
           9/30/2005...........      12778        10851      13975
           10/31/2005..........      12620        10765      13877
           11/30/2005..........      12735        10813      13949

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period, while index performances do not.

+  An unmanaged index of bonds reflecting average prices in the bond market.

Average Annual Total Return - Class C Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   1.62%     0.65%
Since Inception*............................................   9.27%     9.27%

++ 1% contingent deferred sales charge applies in the first year.

*  3/10/03

International securities in the Fund's portfolio are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations. High yield securities in the Fund's portfolio, are subject to higher default risk than investment grade bonds. Bond values will decline as interest rates rise and increase as interest rates fall. The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Capital Markets Income Fund

Portfolio Weightings
As a percentage of net assets as of 11/30/05

                                    [CHART]

US Government Agency Bonds............................................... 17.6%
Domestic Bonds........................................................... 24.1%
Foreign Bonds............................................................ 15.3%
Preferred Stocks.........................................................  0.1%
Common Stocks............................................................ 24.9%
Cash and Other........................................................... 18.0%

Top Equity Holdings as of 11/30/05

                                                                     Percent of
Description                                                          Net Assets
-----------                                                          ----------
American Int'l. Group...............................................    0.8%
Bank of America Corp................................................    0.7%
Citigroup, Inc......................................................    0.7%
Altria Group, Inc...................................................    0.6%
Exxon Mobil Corp....................................................    0.6%
General Electric Co.................................................    0.6%
BP plc-Sponsored (ADR)..............................................    0.6%
PNC Financial Group, Inc............................................    0.5%
Occidental Petroleum Corp...........................................    0.5%
ConocoPhillips......................................................    0.5%
   Top Ten Stocks*..................................................    6.1%

Top Fixed Income Holdings as of 11/30/05

                                                            Maturity Percent of
Description                                          Coupon   Date   Net Assets
-----------                                          ------ -------- ----------
State Street Bank Repo..............................    1%  12/01/05     4.3%
FNMA 749376.........................................  5.5%  11/01/33     3.6%
Federal Republic of Germany.........................    4%  10/09/09     3.4%
FHR 2485 TJ.........................................    6%  08/15/32     3.2%
GNMA 628416.........................................    6%  03/15/24     2.5%
Commonwealth of Australia...........................  7.5%  09/15/09     2.2%
FHR 2687 PG.........................................  5.5%  03/15/32     1.9%
New Zealand Government..............................    8%  11/15/06     1.8%
U. K. Treasury Stock................................  4.5%  03/07/12     1.5%
FHLMC C47315........................................  6.5%  08/01/29     1.4%
   Top Ten Bonds*...................................                    25.8%
Average Effective Duration (for all Bonds) 4.4
  Years**

*   Holdings vary. More complete holdings follow.

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2005

                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 1)
                                                         ---------- -----------
U.S. Government Agency Obligations 17.6%
Federal Home Loan Mortgage Corporation 10.3%
Collateralized Mortgage Obligations:
FHR 2355 AE
   6%, 09/15/31.........................................   1,008M   $ 1,022,465
FHR 2687 PG
   5.5%, 03/15/32.......................................   1,500M     1,497,998
FHR 2501 PU
   6%, 01/15/32.........................................   1,000M     1,017,264
FHR 2463 PG
   6%, 06/15/32.........................................   1,000M     1,015,830
FHR 2485 TJ
   6%, 08/15/32.........................................   2,500M     2,537,773
                                                                    -----------
                                                                      7,091,330
                                                                    -----------
Mortgage Backed Securities: 30-Year
   FHLMC C47315
       6.5%, 08/01/29...................................   1,053M     1,078,243
                                                                    -----------
Total Federal Home Loan Mortgage Corporation............              8,169,573
                                                                    -----------
Federal National Mortgage Association 4.8%
Collateralized Mortgage Obligations:
   FNR 2002-73 QE
       5.5%, 04/25/31...................................   1,000M       985,804
                                                                    -----------
Mortgage Backed Securities: 30-Year
   FNMA 749376
       5.5%, 11/01/33...................................   2,879M     2,837,179
                                                                    -----------
Total Federal National Mortgage Association.............              3,822,983
                                                                    -----------
Government National Mortgage Association 2.5%
Mortgage-Backed Securities: 30-Year:
   GNMA 62841 6
       6%, 03/15/24.....................................   1,979M   $ 2,011,041
                                                                    -----------
Total U.S. Government Obligations
   (Cost $14,167,098)...................................             14,003,597
                                                                    -----------
Domestic Bonds 24.1%
Basic Industry 3.4%
AK Steel Corp.
   7.75%, 06/15/12......................................     225M       204,187
Boise Cascade LLC (d)
   7.025%, 10/15/12.....................................      75M        73,125
Bowater, Inc.
   6.5%, 06/15/13.......................................     125M       114,062
Freeport-McMoran Copper & Gold
   6.875%, 02/01/14.....................................     200M       198,000
Georgia Pacific Corp.
   8.125%, 05/15/11.....................................     250M       255,000
Graphic Packaging Int'l., Inc.
   8.5%, 08/15/11.......................................     125M       125,000
Huntsman Int'l. LLC
   11.5%, 07/15/12......................................     165M       188,512
Lyondell Chemical Co.
   9.5%, 12/15/08.......................................     120M       126,300
Lyondell Chemical Co.
   10.5%, 06/01/13......................................     325M       370,906
Nova Chemicals Corp.
   6.5%, 01/15/12.......................................     150M       147,375
Novelis, Inc. (a)
   7.25%, 02/15/15......................................     250M   $   235,000
Oregon Steel Mills, Inc.
   10%, 07/15/09........................................     225M       242,438
Peabody Energy Corp.
   5.875%, 04/15/16.....................................     250M       243,750
United States Steel Corp.
   10.75%, 08/01/08.....................................     130M       144,138
                                                                    -----------
                                                                      2,667,793
                                                                    -----------
Capital Goods 1.9%
Aviall, Inc.
   7.625%, 07/01/11.....................................     275M       284,625
Case New Holland, Inc.
   9.25%, 08/01/11......................................     200M       213,000
Crown Americas LLC (a)
   7.75%, 11/15/15......................................     250M       256,250
Douglas Dynamics LLC (a)
   7.75%, 01/15/12......................................     160M       155,200
L-3 Communications Corp. (a)
   6.375%, 10/15/15.....................................     150M       148,500
Moog, Inc.
   6.25%, 01/15/15......................................     175M       173,688
Owens-Brockway Glass Container
   6.75%, 12/01/14......................................     300M       288,000
                                                                    -----------
                                                                      1,519,263
                                                                    -----------
Consumer Cyclical 1.9%
Accuride Corp.
   8.5%, 02/01/15.......................................     150M       147,750
CSK Auto, Inc.
   7%, 01/15/14.........................................     125M       117,500

                                             See Notes to Financial Statements.

Sentinel Capital Markets Income Fund
at November 30, 2005

                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 1)
                                                         ---------- -----------
FTD, Inc.
   7.75%, 02/15/14......................................    243M    $   239,962
General Motors Acceptance Corp.
   5.625%, 05/15/09.....................................    250M        223,984
HLI Operating, Inc.
   10.5%, 06/15/10......................................    100M         78,500
Levi Strauss & Co.
   9.75%, 01/15/15......................................    200M        208,000
Tenneco Automotive, Inc.
   8.625%, 11/15/14.....................................    270M        253,463
Warnaco, Inc.
   8.875%, 06/15/13.....................................    250M        271,875
                                                                    -----------
                                                                      1,541,034
                                                                    -----------
Consumer Non-Cyclical 0.7%
Amscan Holdings, Inc.
   8.75%, 05/01/14......................................     70M         53,200
Del Monte Corp.
   8.625%, 12/15/12.....................................    100M        105,500
Del Monte Corp.
   (a) 6.75%, 02/15/15..................................     60M         57,600
Elizabeth Arden, Inc.
   7.75%, 01/15/14......................................    200M        201,500
Jean Coutu Group PJC, Inc.
   8.5%, 08/01/14.......................................     85M         79,263
Riddell Bell Hldgs., Inc.
   8.375%, 10/01/12.....................................     85M         79,900
                                                                    -----------
                                                                        576,963
                                                                    -----------
Energy 2.7%
Chesapeake Energy Corp.
   6.375%, 06/15/15.....................................    100M         98,500
Chesapeake Energy Corp.
   6.875%, 01/15/16.....................................    230M        232,300
Clayton Williams Energy, Inc.
   7.75%, 08/01/13......................................    150M        143,250
Dresser-Rand Group, Inc. (a)
   7.375%, 11/01/14.....................................    115M        118,162
El Paso Production Holdings Co.
   7.875%, 06/15/12.....................................    325M        330,687
Gazprom O A O (a)
   9.625%, 03/01/13.....................................    350M        420,000
Hornbeck Offshore Services, Inc. (a)
   6.125%, 12/01/14.....................................    225M        222,750
Parker Drilling Co.
   9.625%, 10/01/13.....................................     70M         78,575
Targa Resources, Inc.
   (a) 8.5%, 11/01/13...................................    100M        102,750
Tesoro Corp. (a)
   6.625%, 11/01/15.....................................    150M        151,875
Williams Cos., Inc.
   8.125%, 03/15/12.....................................    150M        162,375
Williams Cos., Inc.
   7.5%, 01/15/31.......................................    125M        126,875
                                                                    -----------
                                                                      2,188,099
                                                                    -----------
Financial 0.6%
Crum & Forster Holdings Corp.
   10.375%, 06/15/13....................................    200M        210,000
Thornburg Mortgage, Inc.
   8%, 05/15/13.........................................    250M        246,875
                                                                    -----------
                                                                        456,875
                                                                    -----------
Foreign Sovereign 1.2%
Federative Republic of Brazil
   9.25%, 10/22/10......................................    150M        166,275
Republic of Columbia
   9.75%, 04/09/11......................................    332M        373,406
Republic of Venezuela (b)
   5.19375%, 04/20/11...................................    470M        462,480
                                                                    -----------
                                                                      1,002,161
                                                                    -----------
Media 2.3%
American Color Graphics,Inc.
   10%, 06/15/10........................................     17M    $    11,560
Cablevision Systems Corp.
   8%, 04/15/12.........................................    250M        240,000
Charter Communications Holdings LLC
   8.75%, 11/15/13......................................    250M        241,250
Dex Media East LLC
   9.875%, 11/15/09.....................................    200M        217,500
Emmis Operating Co.
   6.875%,05/15/12......................................    230M        227,988
Emmis Operating Co. (c)
   9.745%, 06/15/12.....................................     75M         75,468
Houghton Mifflin Co.
   8.25%, 02/01/11......................................    125M        130,156
Mediacom LLC
   9.5%, 01/15/13.......................................    250M        246,875
Sinclair Broadcast Group, Inc.
   8%, 03/15/12.........................................    200M        207,000
Sirius Satellite Radio, Inc. (a)
   9.625%, 08/01/13.....................................    200M        196,500
                                                                    -----------
                                                                      1,794,297
                                                                    -----------
Services Cyclical 3.4%
AMC Entertainment, Inc.
   9.875%, 02/01/12.....................................    150M        148,125
Ameristar Casinos, Inc.
   10.75%, 02/15/09.....................................    200M        213,500
Cinemark, Inc.
   9%, 02/01/13.........................................    150M        158,625
H-Lines Finance Hldgs.
   0%, 04/01/13
   Steps up to 11%
   Beginning 04/01/08...................................    195M        161,850
IMAX Corp.
   9.625%, 12/01/10.....................................    250M        263,750
Isle of Capri Casinos, Inc.
   7%, 03/01/14.........................................    125M        122,500
Las Vegas Sands Corp.
   6.375%, 02/15/15.....................................    200M        193,500
Mandalay Resort Group
   10.25%, 08/01/07.....................................    150M        160,875
Meritage Homes Corp.
   6.25%, 03/15/15......................................     75M         68,250
MGM Mirage
   5.875%, 02/27/14.....................................     75M         71,438
MTR Gaming Group, Inc.
   9.75%, 04/01/10......................................    150M        158,250
Sea Containers Ltd.
   10.5%, 05/15/12......................................     90M         89,888
Ship Finance Int'l. Ltd.
   8.5%, 12/15/13.......................................    145M        137,931
Station Casinos, Inc.
   6.5%, 02/01/14.......................................     75M         75,750
Station Casinos, Inc.
   6.875%, 03/01/16.....................................    200M        204,000
Town Sports Int'l., Inc.
   9.625%, 04/15/11.....................................    200M        207,000
United Rentals North America, Inc.
   7.75%, 11/15/13......................................    250M        241,875
                                                                    -----------
                                                                      2,677,107
                                                                    -----------
Services Non-Cyclical 1.0%
Allied Waste North American, Inc.
   5.75%, 02/15/11......................................    130M        124,475
Allied Waste North American, Inc.
   6.375%,04/15/11......................................     25M         24,687
HCA, Inc.
   6.375%, 01/15/15.....................................    150M    $   149,788
Iasis Cap LLC
   8.75%, 06/15/14......................................    260M        274,300
Universal Hospital Services
   10.125%, 11/01/11....................................    215M        221,450
                                                                    -----------
                                                                        794,700
                                                                    -----------
Technology 1.3%
Celestica, Inc.
   7.625%, 07/01/13.....................................    225M        220,500
Northern Telecom Capital Corp.
   7.875%, 06/15/26.....................................    150M        145,500
Stratus Technologies, Inc.
   10.375%, 12/01/08....................................    230M        232,300
Sungard Data Systems, Inc. (a)
   9.125%, 08/15/13.....................................    200M        208,000
Telex Communications, Inc.
   11.5%, 10/15/08......................................    250M        266,250
                                                                    -----------
                                                                      1,072,550
                                                                    -----------
Telecommunications 2.0%
Centennial Communications Corp.
   10.125%, 06/15/13....................................    250M        280,000
Citizens Communications Co.
   6.25%, 01/15/13......................................    275M        266,062
Dobson Communications Corp.
   8.875%, 10/01/13.....................................    175M        175,000
Horizon PCS, Inc.
   11.375%, 07/15/12....................................     75M         86,812
Qwest Capital Funding, Inc.
   7%, 08/03/09.........................................    300M        301,500
Rogers Wireless, Inc.
   6.375%, 03/01/14.....................................    250M        249,688
Rural Cellular
   9.75%, 01/15/10......................................    200M        201,000
                                                                    -----------
                                                                      1,560,062
                                                                    -----------
Utilities 1.7%
AES Corp.
   7.75%, 03/01/14......................................    225M        234,562
Dynegy, Inc. (a)
   10.125%, 07/15/13....................................    250M        281,250
Edison Mission Energy
   10%, 08/15/08........................................    125M        137,187
NRG Energy, Inc.
   8%, 12/15/13.........................................    200M        220,500
Reliant Energy, Inc.
   6.75%, 12/15/14......................................    150M        132,000
Tenaska, Alabama Partners (a)
   7%, 06/30/21.........................................    100M        101,250
Texas Genco LLC (a)
   6.875%, 12/15/14.....................................    225M        241,875
                                                                    -----------
                                                                      1,348,624
                                                                    -----------
Total Domestic Bonds
   (Cost $19,158,622)...................................             19,199,528
                                                                    -----------
Domestic Convertible Bonds 0.0%
Utilities 0.0%
Calpine Corp. (e)
   7.75%, 06/01/15 (Cost $200,000)......................    200M         27,000
                                                                    -----------

                                             See Notes to Financial Statements.

Sentinel Capital Markets Income Fund
at November 30, 2005

                                                        Principal
                                                          Amount      Value
                                                        (M=$1,000)   (Note 1)
                                                       ----------   -----------
Foreign Denominated Bonds 15.3%
Australia 2.2%
Commonwealth of Australia
   7.5%, 09/15/09..................................... 2,230,000(A) $ 1,769,284
                                                                    -----------
Canada 1.8%
Canada Housing Trust
   4.4%, 03/15/08.....................................   200,000(C)     173,399
Canada Government
   5.25%, 06/01/12....................................   700,000(C)     644,517
Canada Government
   5%, 06/01/14.......................................   670,000(C)     614,437
                                                                    -----------
                                                                      1,432,353
                                                                    -----------
Denmark 0.7%
Realkredit Danmark
   4%, 01/01/08....................................... 3,525,000(D)     569,606
                                                                    -----------
Germany 3.4%
Federal Republic of Germany
   3.5%, 10/09/09..................................... 2,250,000(E)   2,700,120
                                                                    -----------
New Zealand 1.8%
New Zealand Government
   8%, 11/15/06....................................... 1,980,000(Z)   1,405,473
                                                                    -----------
Norway 0.8%
Norwegian Government
   6%, 05/16/11....................................... 4,000,000(N)     659,846
                                                                    -----------
Russia 0.5%
Russia Government
   3%, 05/14/08.......................................   440,000(R)     417,428
                                                                    -----------
Spain 0.9%
Banco Santander
   4%, 09/10/10.......................................   600,000(E)     732,301
                                                                    -----------
Sweden 1.7%
Sweden Government
   18%, 08/15/07......................................   600,000(S)     216,271
Sweden Government
   6.5%, 05/05/08..................................... 5,000,000(S)     674,237
Sweden Government
   5.25%, 03/15/11.................................... 3,275,000(S)     447,547
                                                                    -----------
                                                                      1,338,055
                                                                    -----------
United Kingdom 1.5%
U. K. Treasury Stock
   5%, 03/07/12.......................................   650,000(B)   1,171,008
                                                                    -----------
Total Foreign Denominated Bonds
   (Cost $12,215,823).................................               12,195,474
                                                                    -----------

(A) Principal amount denominated in Australian Dollars.

(B) Principal amount denominated in British Pounds.

(C) Principal amount denominated in Canadian Dollars.

(D) Principal amount denominated in Danish Krone. (E) Principal amount denominated in Euro's (N) Principal amount denominated in Norwegian Krone.

(R) Principal amount denominated in Russian Ruble.

(S) Principal amount denominated in Swedish Krona.

(Z) Principal amount denominated in New Zealand Dollars.

                                                                      Value
                                                             Shares  (Note 1)
                                                             ------ ----------
Common Stocks 24.9%
Consumer Discretionary 3.3%
Best Buy Co., Inc...........................................  3,000 $  144,720
Gap, Inc....................................................  9,136    158,784
Home Depot, Inc.............................................  3,418    142,804
* IMAX Corp.................................................  7,302     62,432
Lowe's Cos., Inc............................................  4,492    303,120
News Corp. - Class B........................................ 13,060    204,258
Omnicom Group, Inc..........................................  2,721    230,088
Outback Steakhouse, Inc.....................................  2,407     96,954
Penney, J.C.................................................  7,603    398,929
Pier 1 Imports, Inc.........................................  8,337    105,880
* Saks, Inc................................................. 10,100    166,953
Target Corp.................................................  4,504    241,009
* Zale Corp.................................................  3,645    101,696
The Walt Disney Co.......................................... 10,851    270,515
                                                                    ----------
                                                                     2,628,142
                                                                    ----------
Consumer Staples 1.9%
Altria Group, Inc...........................................  7,090    516,081
Coca-Cola Co................................................  1,946     83,075
Diageo plc (ADR)............................................  4,263    247,893
General Mills, Inc..........................................  2,984    141,830
Proctor & Gamble Co.........................................  5,687    325,240
Wal Mart Stores, Inc........................................  4,769    231,583
                                                                    ----------
                                                                     1,545,702
                                                                    ----------
Energy 3.2%
BP plc-Sponsored (ADR)......................................  6,736    443,498
Chevron Corp................................................  5,127    293,828
ConocoPhillips..............................................  6,723    406,809
Energy East Corp............................................  8,000    187,600
Exxon Mobil Corp............................................  8,610    499,638
Massey Energy Co............................................  2,426     92,067
* Nabors Industries, Inc....................................  1,367     95,704
Occidental Petroleum Corp...................................  5,169    409,902
* Weatherford Int'l. Ltd....................................  1,282     89,112
                                                                    ----------
                                                                     2,518,158
                                                                    ----------
Financials 6.9%
A.G. Edwards, Inc...........................................  3,524    155,303
Allstate Corp...............................................  2,734    153,377
American Int'l. Group.......................................  8,960    601,574
Assured Guaranty Ltd........................................  3,096     81,487
Bank of America Corp........................................ 12,908    592,348
Bank of New York, Inc.......................................  5,801    187,952
Citigroup, Inc.............................................. 11,620    564,151
Countrywide Financial Corp..................................  4,529    157,654
Everest Re Group Ltd........................................  1,709    179,650
Freddie Mac.................................................  3,161    197,404
Golden West Financial Corp..................................  3,247    210,373
Goldman Sachs Group, Inc....................................  1,025    132,184
Hartford Financial Services.................................  1,682    146,956
JP Morgan Chase.............................................  7,897    302,060
Legg Mason, Inc.............................................    769     94,318
Loews Corp..................................................  1,623    156,749
March & McLennan Cos., Inc..................................  7,792    240,695
Marshall & Ilsley Corp......................................  1,880     80,803
Merrill Lynch...............................................  3,202 $  212,677
Morgan Stanley..............................................  3,418    191,511
PNC Financial Group, Inc....................................  6,756    430,830
SunTrust Banks, Inc.........................................  1,282     93,253
Wells Fargo & Co............................................  4,263    267,930
XL Capital Ltd..............................................  1,196     79,390
                                                                    ----------
                                                                     5,510,629
                                                                    ----------
Health Care 1.7%
Baxter Int'l., Inc..........................................  3,915    152,254
* Biogen Idec, Inc..........................................  2,222     95,124
Bristol-Myers Squibb Co.....................................  4,920    106,223
Johnson & Johnson...........................................  3,244    200,317
Merck & Co., Inc............................................  3,372     99,137
Pfizer, Inc................................................. 11,312    239,814
Schering Plough Corp........................................  6,084    117,543
Teva Pharmaceutical Industries Ltd. (ADR)...................  1,282     52,408
* Wellpoint, Inc............................................  2,289    175,864
Wyeth.......................................................  1,983     82,413
                                                                    ----------
                                                                     1,321,097
                                                                    ----------
Industrials 2.2%
3M Co.......................................................  1,814    142,363
Cintas Corp.................................................  2,355    105,316
Deere & Co..................................................  2,567    178,021
General Electric Co......................................... 13,187    471,040
Laidlaw Int'l., Inc.........................................  6,691    144,659
Lockheed Martin.............................................  3,837    232,522
Pall Corp...................................................  3,760    104,378
United Technologies, Inc....................................  1,965    105,796
Tyco Int'l. Ltd............................................. 10,066    287,083
                                                                    ----------
                                                                     1,771,178
                                                                    ----------
Information Technology 2.3%
Accenture Ltd...............................................  4,107    116,803
* Affiliated Computer Services..............................  1,948    108,659
* Altera Corp...............................................  8,801    160,706
* Dell, Inc.................................................  8,000    241,280
Hewlett Packard.............................................  5,626    166,923
* Lexmark Int'l. - Class A..................................  2,965    141,193
Microsoft Corp.............................................. 11,962    331,467
Motorola, Inc...............................................  8,630    207,897
* Oracle Corp............................................... 26,624    334,664
                                                                    ----------
                                                                     1,809,592
                                                                    ----------
Materials 1.3%
Air Products & Chemicals, Inc...............................  2,033    120,293
Alcoa, Inc..................................................  9,418    258,147
Dow Chemical Co.............................................  1,786     80,817
Ecolab, Inc.................................................  2,780     92,491
Freeport-McMoran Copper & Gold..............................  2,875    149,816
PPG Industries, Inc.........................................  1,324     80,407
Weyerhaeuser Co.............................................  3,856    255,691
                                                                    ----------
                                                                     1,037,662
                                                                    ----------
Telecommunication Services 1.1%
Alltel Corp.................................................  3,446    230,296
A T & T, Inc................................................  4,630    115,333
BellSouth Corp..............................................  7,437    202,733
Sprint Corp. - FON Group.................................... 12,074    302,333
                                                                    ----------
                                                                       850,695
                                                                    ----------

                                             See Notes to Financial Statements.

Sentinel Capital Markets Income Fund
at November 30, 2005

                                                                      Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Utilities 1.0%
DPL, Inc................................................    5,986   $   152,942
Entergy Corp............................................    1,840       128,800
FirstEnergy Corp........................................    2,010        94,390
FPL Group, Inc..........................................    5,639       239,037
TXU Corp................................................    2,073       212,752
                                                                    -----------
                                                                        827,921
                                                                    -----------
Total Common Stocks
   (Cost $17,753,354)...................................             19,820,776
                                                                    -----------
Convertible Preferred Stocks 0.1%
Energy 0.1%
Amerada Hess Corp.
   (Cost $111,491)......................................    1,050   $   109,253
                                                                    -----------

                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 1)
                                                         ---------- -----------
Repurchase Agreements 4.3%
Repurchase agreement with State Street Bank and Trust
  Co. dated 11/30/05 at 1.3% to be repurchased at
  $3,413,596 on 12/01/2005, collateralized by a
  $3,455,000 US Treasury Note, 4.375% due 08/15/12
   (Cost $3,413,473)....................................   3,413M     3,413,473
                                                                    -----------
Total Investments
   (Cost $67,019,861)**.................................             68,769,101

Excess of Other Assets Over Liabilities 13.7%...........             10,971,312
                                                                    -----------
Net Assets..............................................            $79,740,413
                                                                    ===========

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
    November 30, 2005, the market value of Rule 144A securities amounted to $2,896,962 or 3.6% of net assets.

(b) Republic of Venezuela has a variable interest rate that floats quarterly on the 22nd of January, April, July and October. The interest rate is based on the 3-month Libor rate plus 1%.

(c) Emmis Operating Co. has a variable interest rate that floats quarterly on 15th of March, June, September, and December. The interest rate is based on the 3-month Libor rate plus 5.875%.

(d) Boise Cascade LLC has a variable interest rate that floats quarterly on 15th of January, April, July and October. The interest rate is based on the 3-month Libor rate plus 2.875%.

(e) Illiquid security. At November 30, 2005, illiquid securities amounted to $27,000 or 0.0% of net assets.

*   Non-income producing.

** Cost for federal income tax purposes is $67,050,164. At November 30, 2005 net unrealized appreciation for federal income tax purposes aggregated $1,718,937 of which $3,171,268 related to appreciated securities and $1,452,331 related to depreciated securities.

(ADR) - American Depository Receipt

                                             See Notes to Financial Statements.

   Sentinel Capital Opportunity Fund seeks long-term capital appreciation by investing at least 65% of its net assets in "growth" stocks of large-capitalization companies that are listed on U.S. exchanges or in the over-the-counter market.

                       Sentinel Capital Opportunity Fund

On September 23, 2005, as approved by a vote of the Growth Index Fund's shareholders, the Sentinel Growth Index Fund reorganized with and into the Sentinel Flex Cap Opportunity Fund, which was renamed the Sentinel Capital Opportunity Fund.

The Sentinel Capital Opportunity Fund Class A earned a return of 7.13% for the fiscal year ending November 30, 2005, compared to the market return of 8.45% as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). On September 23, 2005, as approved by a vote of the Growth Index Fund's shareholders, the Sentinel Growth Index Fund reorganized with and into the Sentinel Flex Cap Opportunity Fund, which was renamed the Sentinel Capital Opportunity Fund.

For the period through September 23, 2005, the Fund's performance is based on the historical performance of the Growth Index Fund, the accounting predecessor, which tracked the S&P BARRA Growth Index.

   The S&P BARRA Growth Index is created by dividing the S&P 500 into "growth" and "value" stocks according to their relative ranking on "price-to-book", which is the ratio of the stock price to the book value per share of a firm's assets. Stocks with the highest price-to-book ratios are added to the Growth Index until it includes 50% of the market capitalization of the S&P 500; the remaining stocks comprise the S&P BARRA Value Index. For the fiscal year, there was no simple "growth versus value" pattern of returns - for example, the index with the better return changed seven times during the year; additionally, the difference in total returns was within 2% for all but one day of the year, and was within 1% for most of the year. While many analysts had expected growth stocks to finally outperform value in 2005, in fact they ended the fiscal year trailing by 1%.

   This fiscal year began with a modest "January Effect" (early, as usual, in December) of a 3.4% return for the S&P 500, with the Fund gaining 3.2%. In the telecommunications and utilities sectors, the Fund outperformed the S&P 500 by about 4% for the month, but these sectors represented less than 1% each of the portfolio's weighting. Since telecom stock prices had been so badly beaten down in earlier periods, these companies were nearly all classed as "value" stocks, and utilities have traditionally been viewed as value stocks. On the other hand, in the traditional growth sector of health care, the Fund trailed the market by 2.0% for the month.

   Over the next nine months the S&P 500's returns varied by an average of 1.8% per month, randomly in direction, ending with a fiscal year-to-date return of 5.1% on September 23, 2005. The Fund trailed with a 3.9% gain during this period. Fund performance was helped most by the 29.3% returns of its energy holdings, comprising about 8% of the Fund's portfolio, and the 8.3% returns in health care issues, which represented about 19% of the Fund's portfolio weighting. Compared to the S&P 500, this under-performance was due primarily to weaker returns in the technology sector and lower weighting in the utilities sector. Individual stocks that contributed most included Exxon Mobil and Altria, while the largest detractors were Wal-Mart and Pfizer.

   After September 23, 2005, the Fund's active management process shifted the Fund's holdings away from the S&P 500/ BARRA Growth Index, with the Fund subsequently gaining 3.1% and the S&P 500 returning 3.2% through the end of the fiscal year. As of November 30, 2005, the Fund's weightings in the energy and consumer staples sectors stood significantly below the S&P 500's, at 5.9% and 2.8%, respectively; Fund weightings in the technology and financial sectors exceeded the S&P 500's by 2.5% and 2.2%, respectively.

   Looking ahead, we expect corporate earnings to increase modestly over the next 12 months; we also anticipate continued economic recovery, albeit at a slower rate. Corporate balance sheets are still strong, particularly for growth companies, due to significant retained earnings levels. Companies have begun investing in capital equipment and plants; this expansion of corporate spending could drive economic growth, making it, in our opinion, a particularly promising time for growth companies with high quality operations.


/s/ Robert L. Lee
--------------------------
Robert L. Lee, CFA


/s/ Daniel J. Manion
--------------------------
Daniel J. Manion, CFA

Sentinel Capital Opportunity Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Capital Opportunity Fund Performance - Class A
September 13,1999 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                        Capital
                                      Opportunity  S&P  Barra
                                         Fund      500  Growth
                                       with/load  Index Index
                                      ----------- ----- ------
                 9/13/1999...........    10000    10000 10000
                 11/30/1999..........    10118    10358 10716
                 11/30/2000..........     8806     9921  9372
                 11/30/2001..........     7271     8709  7814
                 11/30/2002..........     5909     7272  6396
                 11/30/2003..........     6602     8368  7205
                 11/30/2004..........     7000     9443  7700
                 11/30/2005..........     7499    10241  8312

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge. Fund performance through September 23, 2005 based on historical performance of Sentinel Growth Index Fund. See text.

+   An unmanaged index of stocks reflecting average prices in the stock market.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................    7.13%    1.74%
3 Years.....................................................    8.27%    6.44%
5 Years.....................................................   -3.16%   -4.16%
Since Inception*............................................   -3.74%   -4.52%

++  Sales charge applicable to year of initial investment.

*   9/13/99

Sentinel Capital Opportunity Fund Performance - Class B
September 13,1999 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                        Capital
                                      Opportunity  S&P  Barra
                                        Class B    500  Growth
                                        shares    Index Index
                                      ----------- ----- ------
                 9/13/1999...........    10000    10000 10000
                 11/30/1999..........    10640    10358 10716
                 11/30/2000..........     9191     9921  9372
                 11/30/2001..........     7531     8709  7814
                 11/30/2002..........     6056     7272  6396
                 11/30/2003..........     6701     8368  7205
                 11/30/2004..........     7046     9443  7700
                 11/30/2005..........     7489    10241  8312

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC. Fund performance through September 23, 2005 based on historical performance of Sentinel Growth Index Fund. See text.

+   An unmanaged index of stocks reflecting average prices in the stock market.

Average Annual Total Return - Class B Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................    6.11%    2.11%
3 Years.....................................................    7.28%    6.70%
5 Years.....................................................   -4.05%   -4.43%
Since Inception*............................................   -4.55%   -4.55%

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.

*   9/13/99

Sentinel Capital Opportunity Fund Performance - Class C
March 30, 2000 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                                 Lehman     Lehman
                                Capital Markets Aggregate High Yield
                                Income Class C    Bond       Bond
                                    shares        Index     Index
                                --------------- --------- ----------
           3/10/2003...........      10000        10000     10000
           3/31/2003...........      10110         9948     10282
           4/30/2003...........      10579        10030     10892
           5/31/2003...........      10892        10217     11005
           6/30/2003...........      11010        10197     11321
           7/31/2003...........      10850         9854     11197
           8/31/2003...........      10959         9919     11325
           9/30/2003...........      11111        10182     11635
           10/31/2003..........      11336        10087     11870
           11/30/2003..........      11529        10111     12050
           12/31/2003..........      11899        10214     12323
           1/31/2004...........      11961        10296     12558
           2/29/2004...........      11973        10408     12526
           3/31/2004...........      12002        10486     12611
           4/30/2004...........      11760        10213     12526
           5/31/2004...........      11698        10172     12313
           6/30/2004...........      11833        10229     12490
           7/31/2004...........      11812        10331     12660
           8/31/2004...........      11964        10528     12908
           9/30/2004...........      12116        10556     13096
           10/31/2004..........      12256        10645     13332
           11/30/2004..........      12532        10560     13493
           12/31/2004..........      12742        10657     13695
           1/31/2005...........      12626        10724     13677
           02/29/05............      12838        10661     13878
           3/31/2005...........      12576        10606     13474
           5/30/2005...........      12516        10749     13343
           5/31/2005...........      12606        10866     13580
           6/30/2005...........      12703        10925     13846
           7/31/2005...........      12820        10825     14089
           8/31/2005...........      12858        10964     14115
           9/30/2005...........      12778        10851     13975
           10/31/2005..........      12620        10765     13877
           11/30/2005..........      12735        10813     13949

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC. Fund performance through September 23, 2005 based on historical performance of Sentinel Growth Index Fund. See text.

+   An unmanaged index of stocks reflecting average prices in the stock market.

Average Annual Total Return - Class C Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................    5.74%    4.74%
3 Years.....................................................    6.31%    6.31%
5 Years.....................................................   -5.04%   -5.04%
Since Inception*............................................   -8.59%   -8.59%

++  1% contingent deferred sales charge applies in the first year.

*   3/30/00

Small and mid-size company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Capital Opportunity Fund

Sector Weightings
As a percentage of net assets as of 11/30/05

                                    [CHART]

Consumer Discretionary................................................... 11.2%
Consumer Staples......................................................... 13.7%
Energy...................................................................  3.7%
Financials...............................................................  5.4%
Health Care.............................................................. 20.2%
Industrials.............................................................. 14.4%
Information Technology................................................... 25.0%
Materials................................................................  2.1%
Telecommunication Services...............................................  0.3%
Utilities................................................................  0.3%
Cash & Other.............................................................  3.7%

Top Holdings as of 11/30/05

                                                            Maturity Percent of
Description                                          Coupon   Date   Net Assets
-----------                                          ------ -------- ----------
General Electric Co.................................                     5.7%
Microsoft Corp......................................                     4.0%
Johnson & Johnson...................................                     3.1%
Procter & Gamble Co.................................                     3.1%
Intel Corp..........................................                     2.8%
Prudential Funding Corp.............................  3.95% 12/02/05     2.6%
PepsiCo, Inc........................................                     2.3%
Int'l. Business Machines............................                     2.3%
Wal-Mart Stores, Inc................................                     2.1%
Amgen, Inc..........................................                     2.0%
                                                                        ----
   Total of Net Assets*.............................                    30.0%
                                                                        ----

*   Holdings vary. More complete holdings follow.

Investment in Securities
at November 30, 2005

                                                                     Value
                                                           Shares   (Note 1)
                                                           ------- -----------
Common Stocks 96.3%
Consumer Discretionary 11.2%
* Bed Bath & Beyond, Inc..................................  19,700 $   840,402
Best Buy Co., Inc.........................................  10,155     489,877
Borg Warner, Inc..........................................   6,800     408,000
* Comcast Corp. - Class A.................................  16,900     440,076
* Ebay, Inc...............................................  25,800   1,156,098
Home Depot, Inc...........................................  42,640   1,781,499
Leggett & Platt, Inc......................................  15,300     359,244
Lowe's Cos., Inc..........................................  17,800   1,201,144
Marriott Int'l., Inc. - Class A...........................   5,500     355,355
McGraw-Hill Cos., Inc.....................................   4,300     228,115
Nike, Inc. - Class B......................................   2,700     230,310
Staples, Inc..............................................  36,100     833,910
Target Corp...............................................  17,040     911,810
* Timberland Co. - Class A................................  14,200     469,878
TJX Cos., Inc.............................................  15,740     352,733
                                                                   -----------
                                                                    10,058,451
                                                                   -----------
Consumer Staples 13.7%
Alberto-Culver Co.........................................   8,500     369,580
Altria Group, Inc.........................................  23,900   1,739,681
Coca-Cola Co..............................................  40,045   1,709,521
Costco Wholesale Corp.....................................   4,640     231,907
CVS Corp..................................................  25,900     699,818
PepsiCo, Inc..............................................  35,554   2,104,797
Procter & Gamble Co.......................................  48,070   2,749,123
Walgreen Co...............................................  11,786     538,384
Wal-Mart Stores, Inc......................................  38,521   1,870,580
Wrigley (Wm.) Jr. Co......................................   3,500     240,065
                                                                   -----------
                                                                    12,253,456
                                                                   -----------
Energy 3.7%
Baker Hughes, Inc.........................................   8,300     476,005
Ensco Int'l., Inc.........................................  16,000     757,760
Exxon Mobil Corp..........................................  10,200     591,906
Murphy Oil Corp...........................................   4,000     197,840
Schlumberger Ltd..........................................  11,500   1,100,895
* Weatherford Int'l., Ltd.................................   2,800     194,628
                                                                   -----------
                                                                     3,319,034
                                                                   -----------
Financials 5.4%
American Express Co.......................................  25,800 $ 1,326,636
American Int'l. Group.....................................   9,300     624,402
Citigroup, Inc............................................  18,700     907,885
* E*TRADE Financial Corp..................................  21,700     423,584
Franklin Resources, Inc...................................   2,300     213,624
J.P. Morgan Chase & Co....................................   7,800     298,350
Moody's Corp..............................................   3,178     191,157
Progressive Corp..........................................   4,600     565,754
SLM Corp..................................................   4,804     252,450
                                                                   -----------
                                                                     4,803,842
                                                                   -----------
Health Care 20.2%
Abbott Labs...............................................  24,335     917,673
* Amdocs Ltd..............................................  19,800     523,314
* Amgen, Inc..............................................  22,558   1,825,619
Baxter Int'l., Inc........................................   7,100     276,119
Beckman Coulter, Inc......................................   8,800     490,072
Biomet, Inc...............................................   5,000     178,100
* Boston Scientific Corp..................................   8,600     227,728
Bristol-Myers Squibb Co...................................  36,118     779,787
* Caremark Rx, Inc........................................   5,600     287,784
* Cerner Corp.............................................   4,300     414,520
* Endo Pharmaceuticals Holdings, Inc......................  17,600     526,592
* Genzyme Corp............................................   2,900     215,586
* Gilead Sciences, Inc....................................   5,200     263,588
Guidant Corp..............................................   3,725     229,758
HCA, Inc..................................................   4,800     244,752
Johnson & Johnson.........................................  45,590   2,815,183
* Laboratory Corp. of America Holdings....................  12,300     638,247
Lilly, Eli & Co...........................................  20,660   1,043,330
Medtronic, Inc............................................  21,728   1,207,425
Merck & Co., Inc..........................................  43,065   1,266,111
Pfizer, Inc...............................................  32,700     693,240
Schering Plough Corp......................................  16,900     326,508
Teva Pharmaceutical Industries Ltd. (ADR).................  19,000     776,720
UnitedHealth Group, Inc...................................  22,080   1,321,709
Wyeth.....................................................  15,400     640,024
                                                                   -----------
                                                                    18,129,489
                                                                   -----------
Industrials 14.4%
3M Co.....................................................   8,900 $   698,472
Boeing Co.................................................  21,000   1,431,990
Caterpillar, Inc..........................................   7,900     456,462
Danaher Corp..............................................   3,200     177,600
Emerson Electric Co.......................................   4,800     362,928
General Dynamics Corp.....................................   3,100     354,330
General Electric Co....................................... 143,285   5,118,140
Goodrich Corp.............................................   6,800     261,936
Honeywell Int'l., Inc.....................................   5,600     204,624
Lockheed Martin Corp......................................   4,700     284,820
Pitney Bowes, Inc.........................................   6,700     279,122
Republic Services, Inc....................................  10,670     382,520
Tyco Int'l. Ltd...........................................  13,100     373,612
United Parcel Service, Inc. - Class B.....................  12,800     997,120
United Technologies Corp..................................  27,900   1,502,136
                                                                   -----------
                                                                    12,885,812
                                                                   -----------
Information Technology 25.0%
* Advanced Micro Devices, Inc.............................  10,300     269,654
* Apple Computer, Inc.....................................  14,200     963,044
Automatic Data Processing, Inc............................   6,763     317,861
* Broadcom Corp. - Class A................................  11,540     537,072
* CheckFree Corp..........................................  11,400     534,090
* Cisco Systems, Inc......................................  96,870   1,699,100
* Cognizant Technology Solutions - Class A................   7,900     383,861
* Corning, Inc............................................  16,600     336,150
* Dell, Inc...............................................  29,883     901,271
* Electronic Arts, Inc....................................   3,500     197,260
* EMC Corp................................................  58,400     813,512
First Data Corp...........................................   9,000     389,430
* Fiserv, Inc.............................................  13,540     616,205
Intel Corp................................................  94,008   2,508,133
Int'l. Business Machines..................................  23,304   2,071,726
* Jabil Circuit, Inc......................................  11,900     394,128
Maxim Integrated Products, Inc............................  15,390     562,505
Microchip Technology, Inc.................................   6,800     226,848

                                             See Notes to Financial Statements.

Sentinel Capital Opportunity Fund
at November 30, 2005

                                                                      Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Microsoft Corp..........................................  129,286   $ 3,582,515
* Network Appliance, Inc................................   11,600       337,792
* Oracle Corp...........................................   94,048     1,182,183
Qualcomm, Inc...........................................   29,116     1,323,905
* Symantec Corp.........................................   13,700       242,079
Texas Instruments.......................................   42,770     1,389,170
* Yahoo!, Inc...........................................   15,060       605,864
                                                                    -----------
                                                                     22,385,358
                                                                    -----------
Materials 2.1%
DuPont, E.I. de Nemours & Co............................   17,400       743,850
Freeport-McMoran Copper & Gold - Class B................    5,000       260,550
Praxair, Inc............................................   16,800       873,600
                                                                    -----------
                                                                      1,878,000
                                                                    -----------
Telecommunication Services 0.3%
* Comcast Corp.- Class A................................    8,700       229,680
                                                                    -----------
Utilities 0.3%
TXU Corp................................................    2,800       287,364
                                                                    -----------
Total Common Stocks
   (Cost $76,578,389)**.................................             86,230,486
                                                                    -----------

                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 1)
                                                         ---------- -----------
Corporate Short-Term Notes 2.5%
Prudential Funding Corp.
  3.95%, 12/02/2005
   (Cost $2,299,748)....................................   2,300M   $ 2,299,748
                                                                    -----------
Total Investments
   (Cost $78,878,137)**.................................             88,530,234

Excess of Other Assets Over Liabilities 1.2%............              1,058,594
                                                                    -----------
Net Assets..............................................            $89,588,828
                                                                    ===========

*   Non-income producing.

** Cost for federal income tax purposes is $87,613,287. At November 30, 2005 net unrealized appreciation for federal income tax purposes aggregated $916,947 of which $4,322,951 related to appreciated securities and $3,406,004 related to depreciated securities.

(ADR) - American Depository Receipt

                                             See Notes to Financial Statements.

 Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole, by investing mainly in a diverse group of common stocks of well-established companies.

                          Sentinel Common Stock Fund

The Fund is a well-diversified portfolio of high-quality, cash generating companies with strong fundamentals and reasonable valuations. Strong stock selection across the portfolio this past year led to the bulk of the Fund's performance advantage over its market benchmark.

The Sentinel Common Stock Fund Class A returned 10.51% for the fiscal year ending November 30, 2005. This compares favorably to the returns on market indices such as the Standard & Poor's 500, which returned 8.45%. The Fund also ranked in the 25th percentile for performance during the period compared to its Morningstar Large Blend peer group of 1838 funds. Generating competitive returns in both strong and weak stock market environments has also produced a very favorable 3-, 5- and 10-year performance record for the Sentinel Common Stock Fund, ranking it in the 23rd, 16th and 37th percentiles among the respective 1470, 1116 and 399 funds in its Morningstar peer group.

   The Fund is a well-diversified portfolio of high-quality, cash generating companies with strong fundamentals and reasonable valuations. Strong stock selection across the portfolio this past year led to the bulk of the Fund's performance advantage over its market benchmark. Over the course of the fiscal year, the best performing sector in the stock market (as measured by the S&P 500 Index) has been Energy, where the Fund has been well represented. The weakest sectors during the past year were Consumer Discretionary and Telecom Services, sectors where the Fund continues to have below-average exposure versus the Index.

   We continued to focus on large capitalization stocks, and multinational companies in particular. We suspected the strong performance of mid- and small-cap stocks relative to large caps may be coming to an end, given smaller companies' greater leverage to the domestic economy and historical pattern of underperforming in a rising interest rate environment. Additionally, many small- and mid-caps were tied to U.S. consumer spending patterns, which we suspect may be less robust in the near future.

   We expect to see an upturn in the level of corporate capital spending, with much of this directed at international growth opportunities. We are therefore positive on the Industrial sector and, at fiscal year end, the Fund owned numerous stocks poised to benefit from this global industrial infrastructure expansion. The capital spending theme was also present in the Fund's energy sector positioning at the end of the period, which emphasized companies within the oilfield equipment and services segment.

   While we do not consider the stock market to be particularly inexpensive, we expect to find attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks that are growing earnings at attractive rates, generating free cash flow, repurchasing their shares and increasing dividend payments to shareholders. It is in these types of companies where we plan the bulk of the Sentinel Common Stock Fund to be invested.

   Thank you for your continued support. We look forward to profitable returns in the years ahead.


/s/ Daniel J. Manion
--------------------------
Daniel J. Manion, CFA

Sentinel Common Stock Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Common Stock Fund Performance - Class A
Ten Years Ended November 30, 2005

                             [CHART APPEARS HERE]

                                   Common Stock Morningstar  S&P
                                    with/load   Large Blend  500
                                   ------------ ----------- -----
              11/30/1995..........    10000        10000    10000
              11/30/1996..........    12080        12483    12787
              11/30/1997..........    14600        10775    16435
              11/30/1998..........    16689        18016    20326
              11/30/1999..........    17683        21467    24575
              11/30/2000..........    18532        21090    23538
              11/30/2001..........    17340        19326    20663
              11/30/2002..........    15164        15828    17252
              11/30/2003..........    17691        18674    19854
              11/30/2004..........    20025        20291    22403
              11/30/2005..........    22129        22080    24296

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+   An unmanaged index of stocks reflecting average prices in the stock market.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   10.51%    4.99%
5 Years.....................................................    3.61%    2.55%
10 Years....................................................    8.82%    8.27%

++  Sales charge applicable to year of initial investment.

Sentinel Common Stock Fund Performance - Class B
April 1, 1996 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                 Common Stk. Fund Morningstar  S&P
                                  Class B shares  Large Blend  500
                                 ---------------- ----------- -----
            4/1/1996............      10000          10000    10000
            11/30/1996..........      11490          11639    11905
            11/30/1997..........      13775          14447    15301
            11/30/1998..........      15618          16799    18924
            11/30/1999..........      16421          20016    22879
            11/30/2000..........      17068          20182    21914
            11/30/2001..........      15839          18116    19237
            11/30/2002..........      13817          15152    16062
            11/30/2003..........      16119          17463    18484
            11/30/2004..........      18244          19418    20858
            11/30/2005..........      20161          21132    22620

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

+   An unmanaged index of stocks reflecting average prices in the stock market.

Average Annual Total Return - Class B Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................    9.49%    5.51%
3 Years.....................................................   12.37%   11.84%
5 Years.....................................................    2.66%    2.39%
Since Inception*............................................    7.52%    7.52%

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.

*   4/1/96

Sentinel Common Stock Fund Performance - Class C
May 4, 1998 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                    Common Stk.
                                      Class C   Morningstar  S&P
                                      shares    Large Blend  500
                                    ----------- ----------- -----
               5/4/1998............    10000       10000    10000
               11/30/1998..........     9857       10032    10466
               11/30/1999..........    10353       11953    12653
               11/30/2000..........    10754       12052    12119
               11/30/2001..........     9969       10818    10639
               11/30/2002..........     8626        9046     8883
               11/30/2003..........     9947       10426    10223
               11/30/2004..........    11144       11596    11535
               11/30/2005..........    12193       12619    12510

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

+   An unmanaged index of stocks reflecting average prices in the stock market.

Average Annual Total Return - Class C Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................    9.41%    8.41%
3 Years.....................................................   12.23%   12.23%
5 Years.....................................................    2.54%    2.54%
Since Inception*............................................    2.65%    2.65%

++  1% contingent deferred sales charge applies in the first year.

*   5/4/98

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Common Stock Fund

Sector Weightings
As a percentage of net assets as of 11/30/05

                                    [CHART]

Telecommunication Services...............................................  1.1%
Materials................................................................  5.6%
Information Technology................................................... 12.5%
Industrials.............................................................. 13.9%
Health Care.............................................................. 16.4%
Utilities................................................................  0.8%
Cash and Other...........................................................  0.9%
Consumer Discretionary...................................................  8.4%
Consumer Staples......................................................... 10.6%
Energy................................................................... 12.2%
Financials............................................................... 17.6%

Top Holdings as of 11/30/05

                                                                     Percent of
Description                                                          Net Assets
-----------                                                          ----------
Schlumberger Ltd....................................................     2.6%
Exxon Mobil Corp....................................................     2.6%
Citigroup, Inc......................................................     2.5%
Microsoft Corp......................................................     2.3%
General Electric Co.................................................     2.1%
United Technologies Corp............................................     2.0%
Johnson & Johnson...................................................     2.0%
Freeport-McMoran Copper & Gold - Class B............................     2.0%
Medtronic, Inc......................................................     1.9%
Time Warner, Inc....................................................     1.8%
                                                                        ----
   Top Ten*.........................................................    21.8%
                                                                        ----

*  Holdings vary. More complete holdings follow.

Investment in Securities
at November 30, 2005

                                                                      Value
                                                          Shares     (Note 1)
                                                         --------- ------------
Common Stocks 99.1%
Consumer Discretionary 8.4%
Carnival Corp...........................................   100,600 $  5,481,694
* Comcast Corp. - Class A...............................   554,200   14,431,368
Gap, Inc................................................   265,000    4,605,700
Grupo Televisa, S.A. (ADR)..............................   117,900    9,361,260
Hilton Hotels Corp......................................   310,000    6,795,200
McDonald's Corp.........................................   269,400    9,119,190
McGraw-Hill Cos., Inc...................................   183,800    9,750,590
Staples, Inc............................................   375,000    8,662,500
Time Warner, Inc........................................ 1,143,300   20,556,534
TJX Cos., Inc...........................................   298,700    6,693,867
                                                                   ------------
                                                                     95,457,903
                                                                   ------------
Consumer Staples 10.6%
Altria Group, Inc.......................................   255,400   18,590,566
Coca-Cola Co............................................   110,600    4,721,514
CVS Corp................................................   200,000    5,404,000
Diageo plc (ADR)........................................   195,400   11,362,510
Kellogg Co..............................................   118,100    5,204,667
Kimberly-Clark Corp.....................................   240,000   14,155,200
PepsiCo, Inc............................................   308,100   18,239,520
Procter & Gamble Co.....................................   320,975   18,356,560
Wal-Mart Stores, Inc....................................   173,400    8,420,304
Wrigley (Wm.) Jr. Co....................................   242,500   16,633,075
                                                                   ------------
                                                                    121,087,916
                                                                   ------------
Energy 12.2%
Chevron Corp............................................   338,200   19,382,242
EOG Resources, Inc......................................   224,400   16,100,700
Exxon Mobil Corp........................................   500,000   29,015,000
GlobalSantaFe Corp......................................   181,100    8,214,696
Murphy Oil Corp.........................................    55,400    2,740,084
Noble Energy, Inc.......................................   241,200    9,013,644
* Pride Int'l., Inc.....................................   439,100   13,080,789
Schlumberger Ltd........................................   303,400   29,044,482
* Weatherford Int'l., Ltd...............................   165,000   11,469,150
                                                                   ------------
                                                                    138,060,787
                                                                   ------------
Financials 17.6%
American Express Co.....................................   253,300 $ 13,024,686
American Int'l. Group...................................   232,900   15,636,906
Ameriprise Financial, Inc...............................    50,660    2,130,253
Bank of America Corp....................................   403,600   18,521,204
Bank of New York, Inc...................................   340,000   11,016,000
Citigroup, Inc..........................................   575,000   27,916,250
Goldman Sachs Group, Inc................................    90,000   11,606,400
J.P. Morgan Chase & Co..................................   266,800   10,205,100
MBNA Corp...............................................   280,600    7,511,662
Mellon Financial Corp...................................   312,000   10,495,680
Merrill Lynch & Co., Inc................................   140,000    9,298,800
Morgan Stanley..........................................   154,300    8,645,429
PNC Financial Services Group, Inc.......................    75,000    4,782,750
St. Paul Travelers Cos., Inc............................   400,000   18,612,000
U.S. Bancorp............................................   400,000   12,112,000
Wachovia Corp...........................................   112,800    6,023,520
Wells Fargo & Co........................................   188,300   11,834,655
                                                                   ------------
                                                                    199,373,295
                                                                   ------------
Health Care 16.4%
* Amgen, Inc............................................   176,300   14,267,959
Baxter Int'l., Inc......................................   268,000   10,422,520
Bristol-Myers Squibb Co.................................   298,100    6,435,979
* Boston Scientific Corp................................   300,000    7,944,000
* Cerner Corp...........................................    77,100    7,432,440
Cigna Corp..............................................    45,100    5,074,652
GlaxoSmithKline plc (ADR)...............................   201,300    9,978,441
Guidant Corp............................................    72,600    4,477,968
HCA, Inc................................................   246,200   12,553,738
Johnson & Johnson.......................................   372,800   23,020,400
* Laboratory Corp. of America Holdings..................   186,700    9,687,863
Lilly, Eli & Co.........................................   115,000    5,807,500
* Medco Health Solutions, Inc...........................   119,924 $  6,433,923
Medtronic, Inc..........................................   379,900   21,111,043
Novartis (ADR)..........................................   220,400   11,548,960
Pfizer, Inc.............................................   464,300    9,843,160
Sanofi-Aventis (ADR)....................................   193,400    7,776,614
Teva Pharmaceutical Industries Ltd. (ADR)...............   290,800   11,887,904
                                                                   ------------
                                                                    185,705,064
                                                                   ------------
Industrials 13.9%
Boeing Co...............................................   139,000    9,478,410
Canadian Nat'l. Railway Co..............................    49,400    3,945,084
Deere & Co..............................................    98,300    6,817,105
General Dynamics Corp...................................    78,500    8,972,550
General Electric Co.....................................   678,800   24,246,736
Honeywell Int'l., Inc...................................   449,300   16,417,422
Northrop Grumman Corp...................................   170,000    9,752,900
Rockwell Automation, Inc................................   226,500   12,781,395
Tyco Int'l. Ltd.........................................   675,100   19,253,852
Union Pacific Corp......................................   148,900   11,396,806
United Technologies Corp................................   430,600   23,183,504
Waste Management, Inc...................................   380,000   11,365,800
                                                                   ------------
                                                                    157,611,564
                                                                   ------------
Information Technology 12.5%
Accenture Ltd...........................................   180,000    5,119,200
Applied Materials, Inc..................................   413,600    7,490,296
* Broadcom Corp. - Class A..............................   120,700    5,617,378
Computer Associates Int'l., Inc.........................   212,100    6,046,971
* EMC Corp..............................................   771,500   10,746,995
First Data Corp.........................................   143,100    6,191,937
* Freescale Semiconductor, Inc. - Class B...............   336,928    8,692,742
Int'l. Business Machines................................   192,200   17,086,580

                                             See Notes to Financial Statements.

Sentinel Common Stock Fund
at November 30, 2005

                                                                     Value
                                                        Shares      (Note 1)
                                                      ---------- --------------
Microsoft Corp.......................................  925,000   $   25,631,750
Motorola, Inc........................................  606,200       14,603,358
Nokia Corp. (ADR)....................................  440,000        7,515,200
* Oracle Corp........................................  875,300       11,002,521
Seagate Technology (R)...............................  225,000        4,257,000
Texas Instruments....................................  351,200       11,406,976
                                                                 --------------
                                                                    141,408,904
                                                                 --------------
Materials 5.6%
DuPont, E.I. de Nemours & Co.........................  440,000       18,810,000
Freeport-McMoran Copper & Gold - Class B.............  441,300       22,996,143
Int'l. Paper Co......................................  308,500        9,727,005
Newmont Mining Corp..................................   57,200        2,638,064
Praxair, Inc.........................................  182,800        9,505,600
                                                                 --------------
                                                                     63,676,812
                                                                 --------------
Telecommunication Services 1.1%
Sprint Nextel Corp...................................  245,200        6,139,808
Vodafone Group plc (ADR).............................  305,000        6,572,750
                                                                 --------------
                                                                     12,712,558
                                                                 --------------
Utilities 0.8%
Entergy Corp.........................................  133,800        9,366,000
                                                                 --------------
Total Common Stocks
   (Cost $768,562,285)...............................             1,124,460,803
                                                                 --------------
Warrants 0.0%
* Lucent Technologies Inc.
   (Cost $0).........................................   23,806           14,760
                                                                 --------------

                                                      Principal
                                                        Amount       Value
                                                      (M=$1,000)    (Note 1)
                                                      ---------- --------------
Corporate Short-Term Notes 0.8%
Lasalle Bank
   3.94%, 12/02/05...................................   4,000M   $    3,999,562
Lasalle Bank
   3.9%, 12/06/05....................................   5,500M        5,497,021
                                                                 --------------
Total Corporate Short-Term Notes
   (Cost $9,496,583).................................                 9,496,583
                                                                 --------------
Total Investments
   (Cost $778,058,868)**.............................             1,133,972,146

Excess of Other Assets Over Liabilities 0.1%.........                 1,106,140
                                                                 --------------
Net Assets...........................................            $1,135,078,286
                                                                 ==============

*   Non-income producing.

** Cost for federal income tax purposes is $781,040,267. At November 30, 2005 unrealized appreciation for federal income tax purposes aggregated $352,931,879 of which $364,153,802 related to appreciated securities and $11,221,923 related to depreciated securities.

(ADR) - American Depository Receipt

(R) - Return of Capital paid during the fiscal period.

                                             See Notes to Financial Statements.

Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds including direct obligations of the U.S. Treasury, the U.S. government, its agencies and instrumentalities.

                      Sentinel Government Securities Fund

The Fund's active duration management and emphasis on yield, via collateralized mortgage obligations and pass-through pools, allowed it to outperform its peer groups for the 12-month period.

For the fiscal year ended November 30, 2005, the Sentinel Government Securities Fund Class A returned 2.08%. Its peer groups, the Lipper General U.S. Government Fund and Morningstar Intermediate Government categories, produced average returns of 1.97% and 1.74%, respectively. The Lehman U.S. Government Bond Index returned 2.62%, while the Lehman Mortgage-Backed Securities Index ("Lehman MBS Index") returned 2.33% for the same time period.

   During the fiscal year, the bond market provided investors with modest returns. The Federal Reserve Board continued its "measured" pace approach in tightening monetary policy throughout the 12-month period. The Federal Reserve raised short-term interest rates eight times, 25 basis points every meeting, doubling the federal funds rate from 2.0% to 4.0%. In response, short- and intermediate-term bonds were under pressure all year. The 10-year U.S. Treasury Note barely moved in yield, up only 13 basis points to 4.48%, while the 30-year U.S. Treasury Bond actually fell 31 basis points in yield to 4.69%. As a result, longer maturity bonds vastly outperformed those with short and intermediate durations. The 2-year U.S. Treasury Note - the U.S. Treasury security most sensitive to Fed action - rose 141 basis points to 4.41%, less than the Fed's 200 basis point tightening.

   The real story regarding interest rates was the tremendous flattening of the U.S. Treasury yield curve. Over the fiscal year, the yield curve flattened 172 basis points from +200 to +28 basis points, as measured by the 2-year U.S. Treasury Note to 30-year Bond yield differential. Volatility remained the norm for the bond market as the 10-year Note traded in a 3.80% to 4.70% range.

   Prepayments on mortgage-backed securities remained dormant with the rise in short-term interest rates and the flattening of the yield curve. In general, 30-year fixed-rate mortgages rose from 5.5% to 6.25% on a new origination basis. The Lehman MBS Index returned 2.33%, slightly less than the Lehman U.S. Government Bond Index.

   As of November 30, 2005, the Fund's effective duration stood at 3.86 years. Exposure to mortgage-backed securities was 100% of assets, with 85% in collateralized mortgage obligations (CMOs) and 15% in mortgage pass-through pools. The Fund emphasized yield in this relatively low interest-rate environment, and will continue to maintain high exposure to mortgage-backed securities. While the Fund's lack of exposure to the long end of the U.S. Treasury yield curve somewhat inhibited its performance relative to the Lehman Indices, its active duration management and emphasis on yield, via collateralized mortgage obligations and pass-through pools, allowed the Fund to outperform its peer groups for the 12-month period.

   In summary, we are adamantly committed to the Fund's goals of high current income and capital preservation through all market environments, and we appreciate your continued support.


/s/ David M. Brownlee
--------------------------
David M. Brownlee, CFA

Sentinel Government Securities Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Government Securities Fund Performance - Class A
Ten Years Ended November 30, 2005

                             [CHART APPEARS HERE]

                                                                Lipper's Gov.
                    Gov't   Morningstar    Lehman      Lehman      General
                    Secs.   Intermediate    Gov't    MBS Fixed  US Gov. Fund
                  with/load     Gov.     'Bond Index Rate Index     Avg.
                  --------- ------------ ----------- ---------- -------------
  11/30/1995.....   10000      10000        10000      10000        10000
  11/30/1996.....   10115      10522        10530      10723        10541
  11/30/1997.....   10837      12087        11304      11574        11354
  11/30/1998.....   11923      12142        12519      12439        12482
  11/30/1999.....   11627      12087        12347      12755        12314
  11/30/2000.....   12758      13091        13620      13920        12973
  11/30/2001.....   14029      14385        15027      15364        14174
  11/30/2002.....   14968      15260        16216      16474        15137
  11/30/2003.....   15694      15856        16851      16974        15528
  11/30/2004.....   16448      16255        17435      17837        16018
  11/30/2005.....   16790      16538        17892      18253        16334

Note that Fund performance reflects the maximum 2% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Averages reflect expenses and management fees but no sales charge.

Bond values will decline as interest rates rise and increase as interest rates fall. Fund shares are not insured or guaranteed by the U.S. government or any government agency.

+ Unmanaged indices of bonds reflecting average prices in the Government bond and mortgage markets.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   2.08%     0.06%
5 Years.....................................................   5.65%     5.22%
10 Years....................................................   5.53%     5.32%

++ Sales charge applicable to year of initial investment.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Government Securities Fund

Average Effective Duration**
As a percentage of net assets as of 11/30/05
Average Effective Duration (for all Bonds) 3.9 years**

                                    [CHART]

Less than 1 yr...........................................................  2.9%
1 yr. to 2.99 yrs........................................................ 46.2%
3 yrs. to 3.99 yrs....................................................... 12.3%
4 yrs. to 5.99 yrs....................................................... 25.6%
6 yrs. to 7.99 yrs.......................................................  5.0%
8 yrs. and over .........................................................  8.0%

Top Holdings as of 11/30/05

                                                            Maturity Percent of
Description                                          Coupon   Date   Net Assets
-----------                                          ------ -------- ----------
FHR 2198 PS.........................................  7.0%  11/15/29     8.4%
FHR 2463 PG.........................................  6.0%  06/15/32     7.4%
FHR 2853 EY.........................................  4.5%  09/15/24     5.9%
FHR 2543 PE.........................................  5.5%  02/15/32     5.0%
FHR 2500 MC.........................................  6.0%  09/15/32     5.0%
FHR 2535 PC.........................................  6.0%  09/15/32     5.0%
FHR 2687 PG.........................................  5.5%  03/15/32     4.9%
FHR 2598 QD.........................................  5.5%  04/15/32     4.2%
FHR 2501 PU.........................................  6.0%  01/15/32     4.0%
FHR 2355 AE.........................................  6.0%  09/15/31     3.9%
                                                                        ----
   Total of Net Assets*.............................                    53.7%
                                                                        ----

*  Holdings vary. More complete holdings follow.

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2005

                                                        Principal
                                                          Amount      Value
                                                        (M=$1,000)   (Note 1)
                                                        ---------- ------------
U.S. Government Agency Obligations 99.6%
Federal Home Loan Mortgage Corporation 79.8%
Collateralized Mortgage Obligations:
   FHR 1969 PN
       7%, 06/15/12....................................   4,725M   $  4,858,952
   FHR 2561 UE
       5.5%, 06/15/22..................................   8,000M      8,061,360
   FHR 2793 GB
       5.5%, 07/15/23..................................   5,100M      5,133,609
   FHR 2853 EY
       4.5%, 09/15/24..................................  12,908M     12,083,887
   FHR 2713 EG
       5.5%, 08/15/29..................................   3,000M      2,977,260
   FHR 2207 PL
       6.5%, 12/15/29..................................   7,296M      7,495,106
   FHR 2198 PS
       7%, 11/15/29....................................  16,430M     17,132,877
   FHR 2787 OE
       5.5%, 05/15/30..................................   4,000M      3,963,280
   FHR 2355 AE
       6%, 09/15/31....................................   7,973M      8,080,305
   FHR 2319 PZ
       6.5%, 05/15/31..................................   4,016M      4,167,315
   FHR 2543 PE
       5.5%, 02/15/32..................................  10,549M     10,339,497
   FHR 2687 PG
       5.5%, 03/15/32..................................  10,000M      9,980,400
   FHR 2598 QD
       5.5%, 04/15/32..................................   8,800M      8,654,272
   FHR 2501 PU
       6%, 01/15/32....................................   8,000M      8,133,040
   FHR 2463 PG
       6%, 06/15/32....................................  15,000M     15,228,000
   FHR 2485 TJ
       6%, 08/15/32....................................   5,201M      5,275,876
   FHR 2489 PE
       6%, 08/15/32....................................   7,300M      7,394,900
   FHR 2535 PC
       6%, 09/15/32....................................  10,000M   $ 10,141,800
   FHR 2500 MC
       6%, 09/15/32....................................  10,001M     10,178,945
   FHR 2727 UE
       5%, 01/15/34....................................   4,500M      4,203,944
                                                                   ------------
                                                                    163,484,625
                                                                   ------------
Mortgage-Backed Securities:
30-Year:
   FHLMC 252153
       11%, 11/01/09...................................      730            738
   FHLMC 170141
       11%, 09/01/15...................................       4M          4,774
   FHLMC 170147
       11%, 11/01/15...................................       3M          3,750
   FHLMC 360017
       11%, 11/01/17...................................       1M          1,472
   FHLMC 544457
       11%, 12/01/17...................................      10M         10,831
                                                                   ------------
                                                                         21,565
                                                                   ------------
Total Federal Home Loan Mortgage Corporation...........             163,506,190
                                                                   ------------
Federal National Mortgage Association 17.8%
Collateralized Mortgage Obligations:
   FNR 98-61 PL
       6%, 11/25/28....................................   4,705M      4,781,938
   FNR 02-73 QE
       5.5%, 04/25/31..................................   5,000M      4,925,850
                                                                   ------------
                                                                      9,707,788
                                                                   ------------
Mortgage-Backed Securities:
10-Year:
   FNMA 55624
       77%, 10/01/10...................................     145M        151,817
                                                                   ------------
15-Year:
   FNMA 511845
       8.5%, 05/01/10..................................       8M          8,084
                                                                   ------------
20- Year:
   FNMA 251808
       10%, 04/01/18...................................      21M   $     22,763
   FNMA 252206
       6%, 01/01/19....................................      70M         70,873
   FNMA 573745
       6.5%, 08/01/20..................................     108M        111,661
   FNMA 758564
       6%, 09/01/24....................................   1,011M      1,025,025
                                                                   ------------
                                                                      1,230,322
                                                                   ------------
30-Year:
   FNMA 2109
       9.25%, 10/01/09.................................      28M         29,537
   FNMA 426830
       8%, 11/01/24....................................     116M        123,986
   FNMA 682308
       4.5%, 07/01/33..................................   3,622M      3,397,112
   FNMA 682328
       4.5%, 08/01/33..................................   1,074M      1,007,169
   FNMA 682348
       4.5%, 09/01/33..................................   3,411M      3,198,779
   FNMA 682354
       4.5%, 09/01/33..................................   1,908M      1,788,876
   FNMA 682353
       4.5%, 09/01/33..................................   1,328M      1,245,064
   FNMA 707312
       5%, 06/01/33....................................   2,350M      2,269,509
   FNMA 688068
       5.5%, 03/01/33..................................   7,600M      7,509,919
   FNMA 738887
       5.5%, 10/01/33..................................   1,064M      1,050,686
   FNMA 748895
       6%, 12/01/33....................................   1,439M      1,444,352
   FNMA 758523
       5.5%, 03/01/34..................................   2,414M      2,384,134
                                                                   ------------
                                                                     25,449,123
                                                                   ------------
Total Federal National Mortgage Association............              36,547,134
                                                                   ------------

                                             See Notes to Financial Statements.

Sentinel Government Securities Fund
at November 30, 2005

                                                        Principal
                                                          Amount      Value
                                                        (M=$1,000)   (Note 1)
                                                        ---------- ------------
Government National Mortgage Association 2.0%
Mortgage-Backed Securities:
15-Year:
   GNMA II 3197
       7%, 02/20/17....................................     102M   $    106,337
                                                                   ------------
20-Year:
   GNMA 623177
       6.5%, 08/15/23..................................     701M        730,252
   GNMA 608728X
       6.5%, 11/15/25..................................   1,173M      1,222,247
                                                                   ------------
                                                                      1,952,499
                                                                   ------------
30-Year:
   GNMA 102852
       13%, 10/15/13...................................      208            233
   GNMA 506805
       6.5%, 06/15/29..................................     580M        604,028
   GNMA 606242
       6%, 04/15/34....................................   1,300M      1,321,588
                                                                   ------------
                                                                      1,925,849
                                                                   ------------
Total Government National Mortgage Association.........               3,984,685
                                                                   ------------
Total U.S. Government Agency Obligations
   (Cost $205,390,645)*................................             204,038,009
                                                                   ------------
Excess of Other Assets Over Liabilities 0.4%...........                 829,961
                                                                   ------------
Net Assets.............................................            $204,867,970
                                                                   ============

* Cost for federal income tax purposes is $205,474,361. At November 30, 2005 unrealized depreciation for federal income tax purposes aggregated $1,436,352 of which $458,791 related to appreciated securities and $1,895,143 related to depreciated securities.

                                             See Notes to Financial Statements.

  Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds that have higher effective interest rates than investment grade bonds.

                         Sentinel High Yield Bond Fund

On September 1, 2005, management of the Fund was moved to Sentinel Advisors Company. Going forward, we expect to be making some changes to the Fund's style, strategy and operation, including focusing our research and holdings on fewer issues and larger position sizes while maintaining appropriate diversification.

For the fiscal year ended November 30, 2005, the Sentinel High Yield Bond Fund Class A returned 1.11%, compared to the 3.33% return for the Merrill Lynch High Yield Master II (Constrained) Index (ML Index), the 3.38% return for the Lehman High Yield Index, and the 3.07% average return of the Morningstar High Yield Bond Fund peer group.

   The high yield market exhibited rollercoaster-like results during the fiscal year. The ML Index tightened to an average spread over U.S. Treasuries of approximately 270 basis points in early March, only to dramatically widen to 440 basis points by mid-May on fears of GM and Ford credit deterioration and rumors of a hedge fund derivatives crisis. The eventual downgrading of the big auto companies to high-yield levels, and the discovery that the hedge fund rumors were false, gave the market the impetus for a moderate summer rally, and spreads tightened to around 350 basis points, a spread area that the market has since maintained.

   Index sectors that performed well during the past fiscal year included energy, telecomm, health care and chemicals. Sectors that underperformed included auto/auto parts, paper, cable and utilities. The Fund's underperforming sectors were autos/auto parts, paper, and entertainment/film (mostly theaters). An underweighting in telecomm also detracted from relative performance. Solid representation in energy, chemicals and health care aided returns.

   The "B" quality portion of the high yield index was the best-performing group, with a total return of 3.92%, followed by BB-rated securities at 3.37%, and CCC-rated securities (the lowest quality category in high yield) at 2.38%. The Fund's quality distribution matched up well to the indices. Its largest portfolio weighting, at approximately 60%, was in B-rated issues throughout most of the year, followed by BB's, which averaged 20-25% of the portfolio and CCC's, which averaged 10-15%. However, poor early-year security selection, particularly in auto parts and theaters, dampened the Fund's comparative performance over the course of the year.

   On September 1, 2005, management of the Fund was moved from Evergreen Investment Management Company to Sentinel Advisors Company. Going forward, we expect to be making some changes to the Fund's style, strategy and operation. For example, we expect to focus our research and holdings on fewer issues and larger position sizes while maintaining appropriate diversification. Better quality B-rated credits and BB credits will likely make up most of the portfolio as the long term risk/reward record of these quality segments is compelling, versus the spotty and volatile record of most CCC's. That being said, we plan to be opportunistic buyers of CCC credits when the risk/reward conditions favor investments for our shareholders. Effective January 19, 2006, the Fund will be able to purchase securities rated below B- whether or not we believe the security is misrated. However, the Fund will also have a new limit of no more than 20% in securities rated CCC or below (or equivalent).

   We believe that the default rate in the high yield market will rise a percentage point or so next year, from a relatively low base of around 2.0% presently, to 3.5- 4.0%, with a corresponding increase in spreads. Accordingly, we believe a BB/B strategy should serve the Fund well.


/s/ Daniel E. Gass
--------------------------
Daniel E. Gass, CFA

Sentinel High Yield Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel High Yield Bond Fund Performance - Class A
June 23, 1997 inception through November 30, 2005

                             [CHART APPEARS HERE]

                           High Yield Lipper's High   Lehman   Morningstar
                           Bond Fund  Current Yield High Yield High Yield
                           with/load    Fund Avg.   Bond Index    Bond
                           ---------- ------------- ---------- -----------
      6/23/1997...........   10000        10000       10000       10000
      11/30/1997..........   10303        10526       10151       10567
      11/25/1998..........   10579        10358       10420       10725
      11/20/1999..........   10893        10648       10562       11056
      11/14/2000..........   10159         9722        9865       10201
      11/9/2001...........   11006        10213       10629       10694
      11/9/2002...........   11675         9980       10293       10441
      11/9/2003...........   13860        12224       13163       12812
      11/30/2004..........   15120        13621       14739       14252
      11/30/2005..........   15288        14026       15237       14690

Ending values are based upon an initial investment of $10,000 and subsequent reinvestment of all distributions. Note that Fund performance reflects the maximum 4% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+ An unmanaged index of bonds reflecting average prices in the high yield bond market.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   1.11%    -2.96%
3 Years.....................................................   9.40%     7.93%
5 Years.....................................................   8.52%     7.64%
Since Inception*............................................   5.67%     5.16%

++ Sales charge applicable to year of initial investment.

*  6/23/97

Sentinel High Yield Bond Fund Performance - Class B
June 23, 1997 inception through November 30, 2005

                             [CHART APPEARS HERE]

                           High Yield Lipper's High   Lehman   Morningstar
                            Class B   Current Yield High Yield High Yield
                             shares     Fund Avg.   Bond Index    Bond
                           ---------- ------------- ---------- -----------
      6/23/1997...........   10000        10000       10000       10000
      11/30/1997..........   10729        10526       10564       10567
      11/30/1998..........   11001        10358       10843       10725
      11/30/1999..........   11264        10648       10991       11056
      11/30/2000..........   10458         9722       10265       10201
      11/30/2001..........   11302        10213       11061       10694
      11/30/2002..........   11909         9980       10712       10441
      11/30/2003..........   14111        12224       13698       12812
      11/30/2004..........   15393        13621       15339       14252
      11/30/2005..........   15564        14026       15858       14690

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

+ An unmanaged index of bonds reflecting average prices in the high yield bond market.

Average Annual Total Return - Class B Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   0.18%    -3.60%
3 Years.....................................................   8.49%     7.92%
5 Years.....................................................   7.80%     7.50%
Since Inception*............................................   5.38%     5.38%

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.

*  6/23/97

Sentinel High Yield Bond Fund Performance - Class C
May 4, 1998 inception through November 30, 2005

                             [CHART APPEARS HERE]

                           High Yield
                              Bond    Lipper's High   Lehman   Morningstar
                            Class C   Current Yield High Yield High Yield
                             shares     Fund Avg.   Bond Index    Bond
                           ---------- ------------- ---------- -----------
      5/4/1998............   10000        10000       10000       10000
      11/30/1998..........    9531         9567        9806        9603
      11/30/1999..........    9696         9835        9940        9899
      11/30/2000..........    8946         8979        9284        8692
      11/30/2001..........    9591         9433       10003        8672
      11/30/2002..........   10071         9217        9687        8897
      11/30/2003..........   11837        11290       12388       10917
      11/30/2004..........   12787        12581       13872       12144
      11/30/2005..........   12817        12954       14341       12517

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

+ An unmanaged index of bonds reflecting average prices in the high yield bond market.

High yield securities are subject to higher default risk than investment grade bonds. Bond values will decline as interest rates rise and increase as interest rates fall.

Average Annual Total Return - Class C Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   0.23%    -0.72%
3 Years.....................................................   8.37%     8.37%
5 Years.....................................................   7.46%     7.46%
Since Inception*............................................   3.33%     3.33%

++ 1% contingent deferred sales charge applies in the first year.

*  5/4/98

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel High Yield Bond Fund

Portfolio Weightings
As a percentage of net assets as of 11/30/05

                                    [CHART]

Convertible Bonds........................................................  0.8%
Corporate Bonds.......................................................... 88.7%
Warrants.................................................................  0.2%
Cash and Other........................................................... 10.3%

Top Holdings as of 11/30/05

                                                            Maturity Percent of
Description                                         Coupon    Date   Net Assets
-----------                                         ------  -------- ----------
Chevron Oil Finance Co.............................   3.95% 12/06/05     3.2%
Prudential Funding.................................   3.97% 12/02/05     2.9%
General Motors Acceptance Corp.....................      8% 11/01/31     2.8%
Toyota Motor Credit................................   3.96% 12/08/05     2.7%
Massey Energy Co...................................  6.625% 11/15/10     1.8%
Amscan Hldgs., Inc.................................   8.75% 05/01/14     1.7%
Freescale Semiconductor, Inc.......................  7.125% 07/15/14     1.5%
Universal Hospital Services........................ 10.125% 11/01/11     1.5%
Amerisourcebergen Corp. (a)........................  5.875% 09/15/15     1.4%
Reliant Energy, Inc................................   6.75% 12/15/14     1.3%
                                                                        ----
   Total of Net Assets.............................                     20.8%
                                                                        ----

Average Effective Duration (for all Bonds) 4.7 years**

*  Holdings vary. More complete holdings follow.

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2005

                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 1)
                                                         ---------- -----------
Bonds 88.7%
Basic Industry 13.4%
AK Steel Corp.
   7.75%, 06/15/12......................................   1,675M   $ 1,520,063
Arch Western Finance LLC
   6.75%, 07/01/13......................................     615M       624,225
Boise Cascade LLC (b)
   7.025%, 10/15/12.....................................     450M       438,750
Boise Cascade LLC
   7.125%, 10/15/14.....................................     425M       384,625
Foundation PA Coal Co.
   7.25%, 08/01/14......................................     990M     1,014,750
Freeport-McMoran Copper & Gold
   10.125%, 02/01/10....................................     775M       852,500
Freeport-McMoran Copper & Gold
   6.875%, 02/01/14.....................................     410M       405,900
Georgia-Pacific Corp.
   8.125%, 05/15/11.....................................   1,000M     1,020,000
Huntsman Advanced Materials LLC
   11%, 07/15/10........................................   1,000M     1,142,500
Huntsman Int'l. LLC
   9.875%, 03/01/09.....................................   1,000M     1,056,250
Huntsman LLC
   11.5%, 07/15/12......................................     907M     1,036,247
Lyondell Chemical Co.
   10.5%, 06/01/13......................................   1,000M     1,141,250
Massey Energy Co.
   6.625%, 11/15/10.....................................   2,500M     2,521,875
Novelis, Inc. (a)
   7.25%, 02/15/15......................................   1,410M     1,325,400
Oregon Steel Mills, Inc.
   10%, 07/15/09........................................   1,200M     1,293,000
Peabody Energy Corp.
   6.875%, 03/15/13.....................................     555M       575,812
Peabody Energy Corp.
   5.875%, 04/15/16.....................................     615M       599,625
PQ Corp. (a)
   7.5%, 02/15/13.......................................     975M       901,875
United States Steel Corp.
   10.75%, 08/01/08.....................................     782M       867,043
                                                                    -----------
                                                                     18,721,690
                                                                    -----------
Capital Goods 4.5%
Crown Cork & Seal, Inc.
   7.375%, 12/15/26.....................................     500M   $   457,500
Dresser, Inc.
   9.375%, 04/15/11.....................................     750M       793,125
Graham Packaging Co. LP
   9.875%, 10/15/14.....................................   1,600M     1,556,000
L-3 Communications Corp. (a)
   6.375%, 10/15/15.....................................     925M       915,750
Moog, Inc.
   6.25%, 01/15/15......................................     590M       585,575
Owens-Brockway Glass Container
   8.25%, 05/15/13......................................   1,000M     1,037,500
Terex Corp.
   7.375%, 01/15/14.....................................     960M       962,400
                                                                    -----------
                                                                      6,307,850
                                                                    -----------
Consumer Cyclical 9.1%
Carrols Corp. (a) (d)
   9.125%, 01/15/13.....................................   1,500M     1,462,500
Commercial Vehicle Group, Inc. (a)
   8%, 07/01/13.........................................     475M       469,063
CSK Auto, Inc.
   7%, 01/15/14.........................................   1,350M     1,269,000
Finlay Fine Jewelry
   8.375%, 06/01/12.....................................   1,500M     1,357,500
General Motors Acceptance Corp.
   8%, 11/01/31.........................................   4,000M     3,935,000
Levi, Strauss & Co.
   9.75%, 01/15/15......................................     775M       806,000
Petco Animal Supplies
   10.75%, 11/01/11.....................................   1,000M     1,087,500
Tenneco Automotive, Inc.
   10.25%, 07/15/13.....................................     500M       548,750
United Auto Group, Inc.
   9.625%, 03/15/12.....................................   1,000M     1,040,000
Warnaco, Inc.
   8.875%, 06/15/13.....................................     600M       652,500
                                                                    -----------
                                                                     12,627,813
                                                                    -----------
Consumer Non-Cyclical 6.9%
Alltrista Corp.
   9.75%, 05/01/12......................................   1,300M   $ 1,345,500
Amscan Hldgs., Inc.
   8.75%, 05/01/14......................................   3,150M     2,394,000
Central Garden & Pet Co.
   9.125%, 02/01/13.....................................   1,000M     1,057,500
Del Monte Corp. (a)
   6.75%, 02/15/15......................................   1,000M       960,000
Elizabeth Arden, Inc.
   7.75%, 01/15/14......................................   1,300M     1,309,750
Playtex Products, Inc.
   8%, 03/01/11.........................................   1,000M     1,065,000
Spectrum Brands, Inc.
   7.375%, 02/01/15.....................................   1,640M     1,426,800
                                                                    -----------
                                                                      9,558,550
                                                                    -----------
Energy 10.1%
Chesapeake Energy Corp.
   6.375%, 06/15/15.....................................     675M       664,875
Chesapeake Energy Corp.
   6.875%, 01/15/16.....................................   1,595M     1,610,950
Dresser-Rand Group, Inc. (a)
   7.375%, 11/01/14.....................................     674M       692,535
El Paso Corp.
   7.875%, 06/15/12.....................................   1,575M     1,602,563
El Paso Energy Corp.
   7.75%, 01/15/32......................................     575M       569,250
El Paso Production Holdings Co.
   7.75%, 06/01/13......................................   1,000M     1,030,000
Encore Acquisition Co.
   6.25%, 04/15/14......................................     495M       473,963
Parker Drilling Co.
   9.625%, 10/01/13.....................................   1,420M     1,593,950
Petroleum Geo Services ASA
   10%, 11/05/10........................................   1,200M     1,360,500
Plains Exploration & Production Co.
   8.75%, 07/01/12......................................     500M       538,750

                                             See Notes to Financial Statements.

Sentinel High Yield Bond Fund
at November 30, 2005

                                                        Principal
                                                          Amount      Value
                                                        (M=$1,000)   (Note 1)
                                                        ---------- ------------
Premcor Refining Group, Inc.
   9.5%, 02/01/13......................................     800M   $    894,000
Williams Clayton Energy, Inc.
   7.75%, 08/01/13.....................................     860M        821,300
Williams Cos., Inc.
   8.125%, 03/15/12....................................   1,200M      1,299,000
Williams Cos., Inc.
   7.5%, 01/15/31......................................     875M        888,125
                                                                   ------------
                                                                     14,039,761
                                                                   ------------
Insurance 0.7%
Unumprovident Financial Co. (a)
   6.85%, 11/15/15.....................................   1,000M      1,027,500
                                                                   ------------
Media 4.2%
Emmis Communications Corp.(c)
   9.745%, 06/15/12....................................     450M        452,812
Emmis Operating Co.
   6.875%, 05/15/12....................................     860M        852,475
Houghton Mifflin Co.
   8.25%, 02/01/11.....................................     775M        806,969
LIN Television Corp. (a)
   6.5%, 05/15/13......................................     500M        481,250
LIN Television Corp.
   6.5%, 05/15/13......................................     850M        818,125
Sinclair Broadcast Group, Inc.
   8%, 03/15/12........................................     875M        905,625
Videotron LTEE (a)
   6.375%, 12/15/15....................................   1,500M      1,494,375
                                                                   ------------
                                                                      5,811,631
                                                                   ------------
Real Estate 0.6%
Crescent Real Estate 9.25%, 04/15/09...................     840M        888,300
                                                                   ------------
Services Cyclical 14.3%
AMC Entertainment, Inc.
   9.875%, 02/01/12....................................   1,200M      1,185,000
Ameristar Casinos, Inc.
   10.75%, 02/15/09....................................   1,000M      1,067,500
Corrections Corp. America
   6.25%, 03/15/13.....................................   1,250M      1,253,124
CP Ships Ltd.
   10.375%, 07/15/12...................................   1,000M      1,130,000
Gulfmark Offshore, Inc.
   7.75%, 07/15/14.....................................     500M        521,250
Herbst Gaming, Inc.
   7%, 11/15/14........................................     925M        915,750
Hornbeck Offshore Services, Inc.
   6.125%, 12/01/14....................................     250M        247,500
Host Marriott LP
   7.125%, 11/01/13....................................   1,000M      1,042,500
IMAX Corp.
   9.625%, 12/01/10....................................   1,250M      1,318,750
Intrawest Corp.
   7.5%, 10/15/13......................................     875M        884,844
KB Home
   6.25%, 06/15/15.....................................   1,000M        957,500
Las Vegas Sands Corp.
   6.375%, 02/15/15....................................     755M        730,463
Mandalay Resort Group
   10.25%, 08/01/07....................................   1,000M      1,072,500
Marquee Hldgs., Inc.
   0%, Due 08/15/14 Steps up to 12% Beginning 08/15/09.   1,500M        937,500
MGM Mirage
   5.875%, 02/27/14....................................     550M        523,875
Nationsrent Cos., Inc.
   9.5%, 10/15/10......................................   1,000M      1,097,500
Norcross Safety Products LLC
   9.875%, 08/15/11....................................     750M   $    791,250
Overseas Shipholding Group, Inc.
   8.25%, 03/15/13.....................................     750M        797,813
Ship Financial Int'l. Ltd.
   8.5%, 12/15/13......................................     865M        822,831
Station Casinos, Inc.
   6.5%, 02/01/14......................................     450M        454,500
Station Casinos, Inc.
   6.875%, 03/01/16....................................   1,150M      1,173,000
United Rentals North America, Inc.
   7.75%, 11/15/13.....................................   1,000M        967,500
                                                                   ------------
                                                                     19,892,450
                                                                   ------------
Services Non-Cyclical 7.8%
Allied Waste North American, Inc.
   5.75%, 02/15/11.....................................     875M        837,812
Allied Waste North American, Inc.
   6.375%, 04/15/11....................................     125M        123,438
Amerisourcebergen Corp. (a)
   5.875%, 09/15/15....................................   2,000M      2,020,000
Carriage Services, Inc.
   7.875%, 01/15/15....................................     705M        722,625
HCA, Inc.
   5.75%, 03/15/14.....................................   1,085M      1,063,300
HCA, Inc.
   6.375%, 01/15/15....................................     925M        923,844
Iasis Capital LLC
   8.75%, 06/15/14.....................................     565M        596,075
Omega Healthcare Investments, Inc.
   6.95%, 08/01/07.....................................     600M        607,500
Omega Healthcare Investments, Inc.
   7%, 04/01/14........................................     175M        177,187
Select Medical Corp.
   7.625%, 02/01/15....................................   1,075M      1,026,625
Service Corp. Int'l.
   6.75%, 04/01/16.....................................     750M        738,750
Universal Hospital Services
   10.125%, 11/01/11...................................   2,005M      2,065,150
                                                                   ------------
                                                                     10,902,306
                                                                   ------------
Technology 4.4%
Freescale Semiconductor, Inc.
   7.125%, 07/15/14....................................   2,000M      2,120,000
Northern Telecom Corp.
   7.875%, 06/15/26....................................     775M        751,750
Northern Telecom Ltd.
   6.875%, 09/01/23....................................   1,000M        895,000
Stratus Technologies, Inc.
   10.375%, 12/01/08...................................     685M        691,850
Sungard Data Systems, Inc. (a)
   9.125%, 08/15/13....................................   1,150M      1,196,000
Sungard Data Systems, Inc. (a)
   10.25%, 08/15/15....................................     450M        456,750
                                                                   ------------
                                                                      6,111,350
                                                                   ------------
Telecommunications 7.9%
Alamosa Delaware, Inc.
   8.5%, 01/31/12......................................     450M        492,750
Centennial Communications Corp.
   8.125%, 02/01/14....................................     750M        780,000
Dobson Communications Corp.
   8.875%, 10/01/13....................................     825M        825,000
Horizon PCS, Inc.
   11.375%, 07/15/12...................................     600M   $    694,500
Nextel Communications, Inc.
   7.375%, 08/01/15....................................   1,000M      1,053,750
Pacific Energy Partners LP (a)
   6.25%, 09/15/15.....................................   1,500M      1,485,000
Qwest Capital Funding, Inc.
   7%, 08/03/09........................................   1,625M      1,633,125
Qwest Corp.
   7.875%, 09/01/11....................................     835M        899,713
Rogers Wireless, Inc.
   9.625%, 05/01/11....................................     500M        575,625
Rogers Wireless, Inc.
   6.375%, 03/01/14....................................     350M        349,562
Rogers Wireless, Inc.
   7.5%, 03/15/15......................................     575M        618,125
Sirius Satellite Radio, Inc. (a)
   9.625%, 08/01/13....................................     665M        653,363
Ubiquitel Operations Co.
   9.875%, 03/01/11....................................     425M        472,281
US Unwired, Inc.
   10%, 06/15/12.......................................     425M        483,437
                                                                   ------------
                                                                     11,016,231
                                                                   ------------
Utilities 4.8%
AES Corp.
   7.75%, 03/01/14.....................................   1,400M      1,459,500
NRG Energy, Inc.
   8%, 12/15/13........................................     387M        426,668
Reliant Energy, Inc.
   6.75%, 12/15/14.....................................   2,000M      1,760,000
Semco Energy, Inc.
   7.125%, 05/15/08....................................     500M        508,750
Semco Energy, Inc.
   7.75%, 05/15/13.....................................     500M        522,500
Tenaska, Alabama Partners (a)
   7%, 06/30/21........................................     349M        354,493
Texas Genco LLC (a)
   6.875%, 12/15/14....................................   1,500M      1,612,500
                                                                   ------------
                                                                      6,644,411
                                                                   ------------
Total Bonds
   (Cost $123,230,499).................................             123,549,843
                                                                   ------------
Convertible Bonds 0.8%
Utilities
* Mirant Corp. (e)
   2.5%, 06/15/21
   (Cost $1,012,000)...................................   1,000M      1,055,000
                                                                   ------------

                                             See Notes to Financial Statements.

Sentinel High Yield Bond Fund
at November 30, 2005

                                                        Shares   Value (Note 1)
                                                      ---------- --------------
Warrants 0.2%
* American Tower Escrow Corp.
   (Cost $76,272)....................................    1,000    $    383,751
                                                                  ------------

                                                      Principal
                                                        Amount       Value
                                                      (M=$1,000)    (Note 1)
                                                      ---------- --------------
Corporate Short-Term Notes 8.8%
Chevron Oil Finance Co.
   3.95%, 12/06/05...................................   4,500M    $  4,497,531
Prudential Funding
   3.97%, 12/02/05...................................   4,000M       3,999,559
Toyota Motor Credit
   3.96%, 12/08/05...................................   3,800M       3,797,074
                                                                  ------------
Total Corporate Short-Term Notes
   (Cost $12,294,164)................................               12,294,164
                                                                  ------------
Total Investments
   (Cost $136,612,935)**.............................              137,282,758

Excess of Other Assets Over Liabilities 1.5%.........                2,064,039
                                                                  ------------
Net Assets...........................................             $139,346,797
                                                                  ============

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
    November 30, 2005, the market value of Rule 144A securities amounted to $17,508,354 or 12.6% of net assets.

(b) Boise Cascade LLC has a variable interest rate that floats quarterly on 15th of January, April, July, October. The interest rate is based on the 3-month Libor rate plus 2.875%.

(c) Emmis Communications Corp. has a variable interest rate that floats quarterly on 15th of March, June, September, and December. The interest rate is based on the 3-month Libor rate plus 5.875%.

(d) Carrols Corp. is currently paying additional interest of 0.125%, due to a failure to file a timely registration, increasing the coupon to 9.125%

(e) Bond in default. Mirant Corp. filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code on July 14, 2003, in the Northern District of Texas, Forth Worth Division. The CCAA application will be administered in the Court of Queen's Bench of Alberta Judicial District of Calgary. Along with its Chapter 11 Filing, Mirant Corp. is terminating its offers to exchange its 2.5% convertible debentures due 2021. At November 30, 2005, defaulted securities amounted to $1,055,000 or 0.8% of net assets.

*   Non-income producing.

** Cost for federal income tax purposes is $136,619,337. At November 30, 2005, unrealized appreciation for federal income tax purposes aggregated $663,421 of which $3,012,331 related to appreciated securities and $2,348,910 related to depreciated securities.

                                             See Notes to Financial Statements.

  Sentinel International Equity Fund seeks growth of capital by investing in common stocks of established non-U.S. companies selected mainly for their growth prospects, or in U.S. companies that conduct their business mainly outside of the United States.

                      Sentinel International Equity Fund

Fund returns were boosted by strong local gains achieved in most overseas markets, although shareholder returns were curtailed somewhat by a rebound in the value of the U.S. dollar during 2005.

The Sentinel International Equity Fund Class A produced a return of 10.43% in the fiscal year ending November 30, 2005. This compared to a 13.25% gain in the Morgan Stanley Europe, Australia, and Far East Index (EAFE), and a 12.93% return for its Morningstar Foreign Large Value peer group. Fund returns were boosted by strong local gains achieved in most overseas markets, although shareholder returns were curtailed somewhat by a rebound in the value of the U.S. dollar during 2005.

   Macroeconomic trends relating to energy prices, monetary policy and currency played a key role in global markets over the past year. After reaching a peak of $70 per barrel in September, oil prices retreated to about $60 per barrel later in the year, which helped to alleviate inflationary concerns and prevented further rises in bond yields. The U.S. Federal Reserve continued to raise interest rates throughout the year, ending the fiscal year with a Fed Funds rate of 4.00%. The European Central Bank (ECB) raised rates to 2.25% on December 1st, the first rate increase in this cycle. These interest-rate differentials were the primary basis for the 14% rise in the dollar's valuation over the past 12 months against the EAFE basket of currencies. On a longer-term basis, however, the prospects for the dollar remain challenging, due to the continued escalation in the U.S. current account deficit. Tight monetary policy in 2005 has also been the principal cause for the decelerating growth profile of the world's economy.

   Japanese equities outperformed all other developed markets in the year, gaining 21.5% in dollar terms. Structural reform in Japan, including plans to privatize the postal system, combined with continued signs of secular improvement in the Japanese economy, led to healthy gains in the period. The restoration of profitability in the banking system, abating deflationary pressures, pick-up in personal consumption trends, and rising property prices were all indications of the improving fortunes in Japan. The Fund retained full exposure to Japanese equities, investing in stocks with both a global and domestic orientation. Even after the recent gains, Japan remains one of the more undervalued equity markets, with an increasingly wide variety of companies offering attractive return prospects over the long term.

   European equities produced a 10.7% return for the year, paced by gains in continental Europe. The region benefited from a relatively attractive interest-rate climate, with overnight interest rates remaining at historically low levels throughout the period. Although overall economic activity was quite subdued throughout the year, there were some indications of improving business and consumer sentiment in key economies such as Germany late in 2005. The U.K. market fared somewhat less well than the region overall during 2005, in spite of above-average index exposure to the outperformance of energy stocks. This was attributable to softness in the underlying economy, especially in the consumer area. The Bank of England, the first of the world's central banks to raise interest rates during this economic expansion, lowered interest rates to 4.5% during the year in an effort to boost demand. The Fund maintained significant portfolio exposure to European stocks, with broad representation in most key areas of the market.


/s/ Erik B. Granade
--------------------------
Erik B. Granade, CFA
INVESCO Global Asset
Management (N.A.), Inc.

Please note that on December 8, 2005, the Sentinel Board approved the termination of the subadvisory agreement with INVESCO Global Asset Management. Effective December 15, 2005, Katherine Schapiro, CFA, Senior Vice President - Sentinel Advisors Company, will manage the Sentinel International Equity Fund. Ms. Schapiro is a widely respected international asset manager, and brings 24 years of broad experience to Sentinel International Equity Fund.

Sentinel International Equity Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel International Equity Fund Performance - Class A
Ten Years Ended November 30, 2005

                             [CHART APPEARS HERE]

                                   International Morningstar
                                    Equity Fund    Foreign   EAFE
                                     with/load   Large Value Index
                                   ------------- ----------- -----
              11/30/1995..........     10000        10000    10000
              11/30/1996..........     10971        11768    11176
              11/30/1997..........     12345        12664    11131
              11/30/1998..........     13621        11163    12962
              11/30/1999..........     16085        16484    15706
              11/29/2000..........     15445        16355    14186
              11/29/2001..........     13358        14706    11466
              11/29/2002..........     12131        13419    10033
              11/29/2003..........     14509        17176    12463
              11/28/2004..........     18075        21102    15479
              11/30/2005..........     19960        23832    17529

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+  An unmanaged index of stocks reflecting average prices in the stock market.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   10.43%    4.90%
5 Years.....................................................    5.26%    4.19%
10 Years....................................................    7.72%    7.16%

++  Sales charge applicable to year of initial investment.

Sentinel International Equity Fund Performance - Class B
April 1, 1996 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                   Int'l Equity Morningstar
                                   Fund Class B   Foreign
                                      shares    Large Value EAFE
                                   ------------ ----------- -----
              4/1/1996............    10000        10000    10000
              11/30/1996..........    10752        10981    10441
              11/30/1997..........    11991         9504    10399
              11/30/1998..........    13099        13912    12110
              11/30/1999..........    15332        16484    14674
              11/30/2000..........    14597        16655    13253
              11/30/2001..........    12501        14706    10713
              11/30/2002..........    11313        13667     9374
              11/30/2003..........    13531        17176    11644
              11/30/2004..........    16856        21492    14461
              11/30/2005..........    18614        24272    16247

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

+  An unmanaged index of stocks reflecting average prices in the stock market.

Average Annual Total Return - Class B Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................    9.18%    5.18%
3 Years.....................................................   16.64%   16.15%
5 Years.....................................................    4.04%    3.70%
Since Inception*............................................    6.63%    6.63%

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.

*   4/1/96

Sentinel International Equity Fund Performance - Class C
May 4, 1998 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                   Int'l Equity Morningstar
                                     Class C      Foreign
                                      shares    Large Value EAFE
                                   ------------ ----------- -----
              5/4/1998............    10000        10000    10000
              11/30/1998..........     9223         9404    10073
              11/30/1999..........    10772        11142    12205
              11/30/2000..........    10233        11253    11024
              11/30/2001..........     8740        10038     8910
              11/30/2002..........     7813         9234     7797
              11/30/2003..........     9191        11627     9685
              11/30/2004..........    11308        14521    12028
              11/30/2005..........    12343        16398    13622

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

+  An unmanaged index of stocks reflecting average prices in the stock market.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations.

Average Annual Total Return - Class C Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................    9.15%    8.15%
3 Years.....................................................   16.47%   16.47%
5 Years.....................................................    3.82%    3.82%
Since Inception*............................................    2.82%    2.82%

++  1% contingent deferred sales charge applies in the first year.

*   5/4/98

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel International Equity Fund

Geographical Weightings
As a percentage of net assets as of 11/30/05

                                    [CHART]

Australia................................................................  1.5%
Belgium..................................................................  1.5%
Canada...................................................................  2.0%
China....................................................................  0.5%
Denmark..................................................................  1.4%
Finland..................................................................  4.6%
France...................................................................  5.4%
Germany..................................................................  3.8%
Hong Kong................................................................  2.0%
Italy....................................................................  1.5%
Japan.................................................................... 23.4%
Mexico...................................................................  1.8%
Netherlands..............................................................  7.5%
Norway...................................................................  1.1%
South Korea..............................................................  2.8%
Spain....................................................................  2.2%
Sweden...................................................................  1.2%
Switzerland..............................................................  9.2%
Taiwan...................................................................  0.6%
United Kingdom........................................................... 25.0%
Cash & Other.............................................................  1.0%

Top Holdings as of 11/30/05

                                                                     Percent of
Description                                                          Net Assets
-----------                                                          ----------
GlaxoSmithKline plc (ADR)...........................................     3.0%
Novartis A.G. Registered............................................     2.9%
Royal Bank of Scotland..............................................     2.8%
Shin-Etsu Chemical NPV..............................................     2.5%
Nokia OYJ...........................................................     2.5%
BAE Systems plc.....................................................     2.3%
Takeda Pharmaceutical Co. Ltd.......................................     2.2%
Canon, Inc..........................................................     2.2%
Zurich Financial Services Group.....................................     2.0%
Nestle S.A. Registered..............................................     1.9%
                                                                        ----
   Total of Net Assets*.............................................    24.3%
                                                                        ----

*   Holdings vary. More complete holdings follow.

Investment in Securities
at November 30, 2005

                                                                      Value
                                                            Shares   (Note 1)
                                                            ------- -----------
Common Stocks 99.0%
Australia 1.5%
National Australia Bank (f)................................  80,500 $ 1,917,775
                                                                    -----------
Belgium 1.5%
Belgacom SA (f)............................................  56,400   1,879,901
                                                                    -----------
Canada 2.0%
BCE, Inc...................................................  48,700   1,153,372
Encana Corp................................................  31,700   1,406,685
                                                                    -----------
                                                                      2,560,057
                                                                    -----------
China 0.5%
China Life Insurance Co. Ltd. (ADR)........................  21,400     675,385
                                                                    -----------
Denmark 1.4%
Danske Bank (f)............................................  57,300   1,841,126
                                                                    -----------
Finland 4.6%
Nokia OYJ (f).............................................. 184,900   3,151,522
Stora Enso Oyj-R (f)....................................... 127,600   1,632,772
Upm - Kymmene Oyj (f)......................................  56,350   1,057,787
                                                                    -----------
                                                                      5,842,081
                                                                    -----------
France 5.4%
Credit Agricole SA (f).....................................  52,700   1,587,754
Michelin (f)...............................................  31,700   1,721,462
Societe Generale (f).......................................  14,275   1,692,783
Total S.A. (ADR)...........................................  15,400   1,920,226
                                                                    -----------
                                                                      6,922,225
                                                                    -----------
Germany 3.8%
BASF A.G. (f)..............................................  27,500   2,021,827
Bayerische Motoren Werk (f)................................  37,700   1,656,578
Deutsche Bank A.G. (f).....................................  12,685   1,236,972
                                                                    -----------
                                                                      4,915,377
                                                                    -----------
Hong Kong 2.0%
Cheung Kong (f)............................................ 121,000   1,254,694
Hutchison Wham Fnc (f)..................................... 136,800   1,294,905
                                                                    -----------
                                                                      2,549,599
                                                                    -----------
Italy 1.5%
E.N.I. SpA- Sponsored (ADR)................................  13,825 $ 1,874,808
                                                                    -----------
Japan 23.4%
Canon, Inc. (f)............................................  49,600   2,782,836
East Japan Railway NPV (f).................................     322   2,020,321
Fuji Photo Film (f)........................................  74,000   2,361,542
KAO Corp. (f)..............................................  67,000   1,572,728
Millea Holdings (f)........................................      79   1,300,195
NEC Electronics (f)........................................  21,000     729,249
Nintendo Co. Ltd. (f)......................................  14,100   1,548,340
Nippon Telegraph & Telephone (f)...........................     363   1,629,899
Nomura Holdings (f)........................................ 136,100   2,261,392
Olympus Corp. NPV (f)......................................  52,000   1,331,038
Seven & I Holdings (f).....................................  33,600   1,177,865
Shin-Etsu Chemical NPV (f).................................  63,000   3,266,354
SMC Corp (f)...............................................   9,300   1,242,025
Sony Corp. (f).............................................  62,200   2,300,756
Takeda Pharmaceutical Co. Ltd. (f).........................  51,000   2,793,555
Toyota Motor Corp. (f).....................................  35,300   1,704,737
                                                                    -----------
                                                                     30,022,832
                                                                    -----------
Mexico 1.8%
Fomento Economico Mexicano Sa Spon ADR Units...............  13,700     931,463
Telefonos de Mexico (ADR)..................................  61,265   1,374,173
                                                                    -----------
                                                                      2,305,636
                                                                    -----------
Netherlands 7.5%
Aegon N.V. (f)............................................. 148,600 $ 2,349,853
Heineken N.V. (f)..........................................  64,800   1,983,513
ING Groep N.V. (f).........................................  52,500   1,696,026
Koninklijke Philips Electronics N.V. (ADR).................  41,200   1,151,128
TNT N.V. (f)...............................................  91,650   2,465,548
                                                                    -----------
                                                                      9,646,068
                                                                    -----------
Norway 1.1%
Statoil ASA (f)............................................  63,400   1,379,344
                                                                    -----------
South Korea 2.8%
Kookmin Bank (f)...........................................  18,600   1,222,808
Korea Electric Power (ADR).................................  40,000     673,600
KT Corp. (ADR).............................................  78,000   1,702,740
                                                                    -----------
                                                                      3,599,148
                                                                    -----------
Spain 2.2%
Endesa (ADR)...............................................  54,350   1,410,382
Repsol (ADR)...............................................  49,750   1,468,620
                                                                    -----------
                                                                      2,879,002
                                                                    -----------
Sweden 1.2%
Nordea Bank AB (f)......................................... 152,900   1,486,766
                                                                    -----------
Switzerland 9.2%
Credit Suisse Group (f)....................................  42,600   2,066,516
Nestle S.A. Registered (f).................................   8,450   2,495,047
Novartis A.G. Registered (f)...............................  71,000   3,710,735
Roche Holdings A.G. (f)....................................   6,750   1,010,274
Zurich Financial Services Group (f) (R)....................  12,600   2,560,425
                                                                    -----------
                                                                     11,842,997
                                                                    -----------
Taiwan 0.6%
Taiwan Semiconductors Mfg. Ltd. (ADR)......................  79,379     760,450
                                                                    -----------

                                             See Notes to Financial Statements.

Sentinel International Equity Fund
at November 30, 2005

                                                                    Value
                                                         Shares    (Note 1)
                                                         ------- ------------
United Kingdom 25.0%
Anglo American (f)......................................  51,300 $  1,605,541
BAA plc (f)............................................. 160,700    1,763,603
BAE Systems plc (f)..................................... 502,400    2,929,415
Boots Group plc (f)..................................... 122,000    1,255,706
BP Amaco plc (f)........................................ 110,400    1,212,092
Cadbury Schweppes (f)................................... 195,100    1,863,739
Diageo plc (f).......................................... 148,300    2,134,191
GlaxoSmithKline plc (ADR)...............................  77,250    3,829,282
HSBC Holdings (f)....................................... 113,700    1,817,090
Kingfisher plc (f)...................................... 368,050    1,426,744
Lloyds TSB Group plc (f)................................ 160,000    1,295,827
Morrison (Wm.) (f)...................................... 648,800    1,984,524
Reed Elsevier plc (f)................................... 266,800    2,368,308
Royal Bank of Scotland (f).............................. 127,900    3,637,525
Royal Dutch Shell.......................................  14,800      959,484
Vodafone Group (f)...................................... 948,300    2,040,343
                                                                 ------------
                                                                   32,123,414
                                                                 ------------
Total Common Stocks
   (Cost $98,836,992)...................................          127,023,991
                                                                 ------------
Other Securities 0.0%
Hong Kong 0.0%
* Prosperity Real Estate Rights (f).....................   2,719 $         --
                                                                 ------------
Total Investments
   (Cost $98,836,992)**.................................          127,023,991

Excess of Other Assets Over Liabilities 1.0%............            1,245,458
                                                                 ------------
Net Assets..............................................         $128,269,449
                                                                 ============

(f) Fair Valued Securities. At November 30, 2005, the market value of the Fair Valued Securities amounted to $105,732,193 or 82.4% of the net assets.

*   Non-income producing.

** Cost for federal income tax purposes is $102,129,027. At November 30, 2005, net unrealized appreciation for federal income tax purposes aggregated $24,894,964 of which $27,220,098 related to appreciated securities and $2,325,134 related to depreciated securities.

     (ADR) - American Depository Receipt

     (R) - Return of capital paid during the fiscal period.

                                                                     Value
                                                                    (Note 1)
                                                                  ------------

          Summary of Foreign Securities by Industry Classification

                                                       Percent of    Market
Industry                                               Net Assets    Value
--------                                               ---------- ------------
Aerospace & Defense...................................     2.3%   $  2,929,415
Air Freight & Logistics...............................     1.9%      2,465,548
Auto Components.......................................     1.3%      1,721,462
Automobiles...........................................     2.6%      3,361,315
Beverages.............................................     3.9%      5,049,167
Capital Markets.......................................     4.3%      5,564,880
Chemicals.............................................     4.1%      5,288,181
Commercial Banks......................................    12.9%     16,499,454
Communication Equipment...............................     2.5%      3,151,522
Diversified Financial Services........................     1.3%      1,696,026
Diversified Telecommunication.........................     6.0%      7,740,085
Electric Utilities....................................     1.6%      2,083,982
Food & Staples Retailing..............................     3.4%      4,418,095
Food Products.........................................     3.4%      4,358,786
Health Care Equipment & Supplies......................     1.0%      1,331,038
Household Durables....................................     2.7%      3,451,884
Household Products....................................     1.2%      1,572,728
Industrial Conglomerates..............................     1.0%      1,294,905
Insurance.............................................     5.4%      6,885,858
Leisure Equipment & Products..........................     1.8%      2,361,542
Machinery.............................................     1.0%      1,242,025
Media.................................................     1.9%      2,368,308
Metals & Mining.......................................     1.3%      1,605,541
Office Electronics....................................     2.2%      2,782,836
Oil, Gas & Consumable Fuels...........................     8.0%     10,221,259
Paper & Forest Products...............................     2.1%      2,690,559
Pharmaceuticals.......................................     8.8%     11,343,846
Real Estate...........................................     1.0%      1,254,694
Road & Rail...........................................     1.6%      2,020,321
Semiconductors & Semiconductor........................     1.2%      1,489,699
Software..............................................     1.2%      1,548,340
Special Retail........................................     1.1%      1,426,744
Transportation Infrastructure.........................     1.4%      1,763,603
Wireless Telecommunication Services...................     1.6%      2,040,343
                                                          ----    ------------
                                                          99.0%   $127,023,991
                                                          ====    ============

                                             See Notes to Financial Statements.

  Sentinel Mid Cap Growth Fund seeks growth of capital by focusing on common stocks of mid-sized growing companies with experienced and capable managements.

                         Sentinel Mid Cap Growth Fund

While the results for the year were disappointing, we believe that the Fund is in a position to resume providing the strong long-term results that our shareholders have come to expect.

The Sentinel Mid Cap Growth Fund Class A produced a 5.61% total return during the fiscal year ending November 30, 2005. The Fund's performance lagged the 8.45% return for the S&P 500 Index, the 16.20% return for the Russell Mid Cap Growth Index ("Russell index") and the 13.55% average return of its Morningstar Mid-Cap Growth peer group. While the results for the year were disappointing, we believe that the Fund is in a position to resume providing the strong long-term results that our shareholders have come to expect. Looking back over a longer time frame, the Fund has provided a 9.0% annualized total return over the 10-year period ending November 30, 2005.

   During the year we added two experienced analysts, increasing the size of our investment team from two people to four. This increase in resources allows us to devote special attention to the four key sectors of the mid-cap growth market: financials, health care, consumer, and technology. Our team has, on average, over 13 years of investment experience, and we eagerly look forward to the challenge of continuing to provide solid returns to our fellow investors in the Fund.

   The Fund experienced a difficult start to the year, declining 6.2% through April, while the S&P 500 and Russell Mid Cap Growth indices were both down about 0.7%. The main reason for the Fund's comparative underperformance during this period was poor stock selection in the consumer discretionary and technology sectors. An unusual number of our holdings, including Cree, Sirius Satellite, Digital River and EBAY, reported disappointing earnings and suffered significant declines in their stock prices.

   Some of these stocks had benefited from a run-up in price during the strong fourth quarter of 2004 and were, therefore, vulnerable to any kind of disappointing news. Others, such as First Marblehead and Martek, were hurt by the emergence of new competition or by unexpected changes in order patterns from their customers. A few technology and communications-related holdings, including Apple, F5 Networks and Nextel Partners, performed well during the period, as did Varco in the energy sector and Cerner in the health care sector.

   The equity markets rallied strongly from April to July as investors began to anticipate (somewhat prematurely) that the Federal Reserve was about to end its string of interest-rate increases. During this stretch, the Fund earned a 10.8% return, compared to 7.2% return for the S&P 500 and a 14.0% return for the Russell index.

   Investors generally feel more comfortable taking on more risk in a favorable interest-rate environment, and this period was no exception. Small-cap and mid-cap stocks produced out-sized returns versus large caps, and the more aggressive sectors of the market outperformed the more defensive sectors.

   Energy, financial, consumer, and technology stocks led the Russell index higher during the period. The Fund was hurt by being slightly underweighted compared to the Russell index in energy and slightly overweighted versus the Russell index in more defensive areas, such as health care. Stock selection was negative in the consumer sector, primarily because we did not own some of the largest gainers in the retail segment, such as Abercrombie & Fitch. The Fund benefited from an overweighted position compared to the Russell index in financials, strong stock selection in utilities, and large gains in individual stocks such as Broadcom, Noble Energy, and Sandisk.

   During the last four months of the fiscal year, markets trended slightly higher as investors digested the economic impact of the higher gas prices and Hurricane Katrina. From July to November the Fund earned a 1.7% return, compared to 2.0% for the S&P 500 and 3.0% for the Russell Midcap Growth Index. Energy and materials stocks led the Russell index during this period as a result of the strong price gains in oil prices and commodities, such as gold and copper.

   The Fund benefited from an underweighted position versus the Russell index in the consumer discretionary sector but was hurt by underweighting the Russell index in financials and telecommunications stocks. Our technology holdings lagged the index during this period as stocks such as Lexmark and Mercury Interactive hurt performance. Stock selection was positive in the health care sector, as stocks such as Teva Pharmaceuticals and Cerner produced significant gains.

   As always, our objective is to maximize returns for Fund shareholders by investing in high quality, market -dominant companies, while controlling risk. We expect to continue to emphasize companies that have high returns on equity, low price/earnings to growth ratios, strong earnings and cash flow projections, and sustainable advantages versus their competitors. We plan to seek risk control by focusing on stocks with attractive valuations and by limiting the Fund's sector weightings and individual position sizes.

   We appreciate your continued support and look forward to continuing to help you achieve your goal of growth of capital.


/s/ Robert L. Lee
--------------------------
Robert L. Lee, CFA

Sentinel Mid Cap Growth Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Mid Cap Growth Fund Performance - Class A
Ten Years Ended November 30, 2005

                             [CHART APPEARS HERE]

                                  Mid Cap  Morningstar       Russell
                                  Growth     Mid-Cap    S&P  Midcap
                                 with/load   Growth     500  growth
                                 --------- ----------- ----- -------
            11/30/1995..........   10000      10000    10000  10000
            11/30/1996..........   11647      11972    12787  11955
            11/30/1997..........   14822      14087    16435  14217
            11/30/1998..........   16057      15038    20326  15384
            11/30/1999..........   20947      20960    24575  21894
            11/30/2000..........   23849      21113    23538  21533
            11/30/2001..........   18017      17711    20663  17436
            11/30/2002..........   14722      14140    17252  13984
            11/30/2003..........   19458      18268    19854  18549
            11/30/2004..........   21356      19607    22403  20663
            11/30/2005..........   22554      22263    24296  24010

Ending values are based upon an initial investment of $10,000 and subsequent reinvestment of all distributions. Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+  An unmanaged index of stocks reflecting average prices in the stock market.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................    5.61%    0.32%
5 Years.....................................................   -1.11%   -2.12%
10 Years....................................................    9.03%    8.47%

++  Sales charge applicable to year of initial investment.

Sentinel Mid Cap Growth Fund Performance - Class B
January 12, 1998 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                  Mid Cap
                                  Growth  Morningstar       Russell
                                  Class B   Mid-Cap    S&P  Midcap
                                  shares    Growth     500  growth
                                  ------- ----------- ----- -------
             1/12/1998...........  10000     10000    10000  10000
             11/30/1998..........  11101     11906    12557  11464
             11/30/1999..........  14317     18178    15181  16315
             11/30/2000..........  16161     19867    14541  16047
             11/30/2001..........  12088     16398    12765  12994
             11/30/2002..........   9775     13303    10658  10421
             11/30/2003..........  12759     16839    12265  13823
             11/30/2004..........  13987     18450    13840  15398
             11/30/2005..........  14771     20950    15009  17893

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

+   An unmanaged index of stocks reflecting average prices in the stock market.

Average Annual Total Return - Class B Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................    4.48%    0.48%
3 Years.....................................................   14.03%   13.51%
5 Years.....................................................   -2.16%   -2.50%
Since Inception*............................................    5.07%    5.07%

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.

*   1/12/98

Sentinel Mid Cap Growth Fund Performance - Class C
March 30, 2000 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                  Mid Cap
                                  Growth  Morningstar       Russell
                                  Class C   Mid-Cap    S&P  Midcap
                                  shares    Growth     500  growth
                                  ------- ----------- ----- -------
             3/30/2000...........  10000     10000    10000  10000
             11/30/2000..........   8276      7716     8906   6930
             11/30/2001..........   6179      6450     7818   5611
             11/30/2002..........   4978      5167     6528   4500
             11/30/2003..........   6483      6561     7512   5969
             11/30/2004..........   7016      7165     8477   6649
             11/30/2005..........   7315      8136     9193   7726

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

+   An unmanaged index of stocks reflecting average prices in the stock market.

Mid-size company stocks can be more volatile than large company stocks.

Average Annual Total Return - Class C Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................    4.26%    3.26%
3 Years.....................................................   13.69%   13.69%
5 Years.....................................................   -2.44%   -2.44%
Since Inception*............................................   -5.36%   -5.36%

++  1% contingent deferred sales charge applies in the first year.

*   3/30/00

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Mid Cap Growth Fund

Sector Weightings
As a percentage of net assets as of 11/30/05

                                    [CHART]

Consumer Discretionary................................................... 19.0%
Consumer Staples.........................................................  2.8%
Energy...................................................................  9.3%
Financials...............................................................  9.8%
Health Care.............................................................. 16.4%
Industrials.............................................................. 12.6%
Information Technology................................................... 22.5%
Materials................................................................  3.0%
Telecommunication Services...............................................  0.5%
Utilities................................................................  1.2%
Cash and Other...........................................................  2.9%

Top Holdings as of 11/30/05

                                                            Maturity Percent of
Description                                          Coupon   Date   Net Assets
-----------                                          ------ -------- ----------
Chevron Oil Finance Co..............................  3.87% 12/02/05     2.1%
HCC Insurance Holdings, Inc.........................                     1.7%
Teva Pharmaceutical Industries Ltd. (ADR)...........                     1.7%
Laboratory Corp. of America Holdings................                     1.6%
Praxair, Inc........................................                     1.6%
Varian Medical Systems, Inc.........................                     1.6%
Endo Pharmaceuticals Holdings, Inc..................                     1.5%
Gtech Holdings Corp.................................                     1.4%
TJX Cos., Inc.......................................                     1.4%
Cognizant Technology Solutions - Class A............                     1.4%
                                                                        ----
   Total of Net Assets*.............................                    16.0%
                                                                        ----

*  Holdings vary. More complete holdings follow.

Investment in Securities
at November 30, 2005

                                                                      Value
                                                            Shares   (Note 1)
                                                            ------- -----------
Common Stocks 97.1%
Consumer Discretionary 19.0%
* Advance Auto Parts, Inc..................................  29,250 $ 1,238,445
* Bed Bath & Beyond, Inc...................................  50,000   2,133,000
Block, H & R, Inc..........................................  32,000     782,080
Borg Warner, Inc...........................................  32,200   1,932,000
* Bright Horizons Family Solutions, Inc....................  25,000     884,500
* Cheesecake Factory, Inc..................................  42,000   1,538,880
* Chico's FAS, Inc.........................................  22,400     988,064
Claire's Stores, Inc.......................................  90,700   2,587,671
* Coach, Inc...............................................  48,000   1,652,640
* Dick's Sporting Goods, Inc...............................  28,700   1,007,657
Dollar General Corp........................................  66,500   1,257,515
* Getty Images, Inc........................................  18,700   1,707,123
Gtech Holdings Corp........................................  92,400   2,827,440
Int'l. Speedway Corp. - Class A............................   6,500     354,705
* Lamar Advertising Co. - Class A..........................  23,500   1,089,225
* Laureate Education, Inc..................................  47,800   2,417,246
Leggett & Platt, Inc.......................................  37,500     880,500
Marriott Int'l., Inc. - Class A............................  16,200   1,046,682
Michaels Stores, Inc.......................................  29,400   1,099,560
Nordstrom, Inc.............................................  25,000     922,000
Petsmart, Inc..............................................  13,500     321,570
Regis Corp.................................................  10,000     399,500
SCP Pool Corp..............................................  26,600   1,035,538
Staples, Inc...............................................  96,550   2,230,305
Station Casinos, Inc.......................................   9,200     637,928
TJX Cos., Inc.............................................. 126,100   2,825,901
Yum Brands, Inc............................................  30,800   1,502,732
                                                                    -----------
                                                                     37,300,407
                                                                    -----------
Consumer Staples 2.8%
Alberto-Culver Co..........................................   7,700     334,796
* Central European District Corp...........................  32,800   1,433,688
* Constellation Brands, Inc. - Class A.....................  28,000     661,360
* Ralcorp Hldgs., Inc......................................  34,700 $ 1,446,643
Wrigley (Wm.) Jr. Co.......................................  23,100   1,584,429
                                                                    -----------
                                                                      5,460,916
                                                                    -----------
Energy 9.3%
Baker Hughes, Inc..........................................  36,500   2,093,275
Chesapeake Energy Corp.....................................  11,400     330,030
Devon Energy Corp..........................................  30,600   1,842,120
Ensco Int'l., Inc..........................................  46,400   2,197,504
EOG Resources, Inc.........................................  14,400   1,033,200
GlobalSantaFe Corp.........................................   8,000     362,880
Noble Energy, Inc..........................................  28,000   1,046,360
Peabody Energy Corp........................................  11,800     930,548
* Pride Int'l., Inc........................................  66,000   1,966,140
* Weatherford Int'l., Ltd..................................  29,500   2,050,545
Western Gas Resources, Inc.................................   8,000     381,440
Williams Cos., Inc......................................... 103,000   2,214,500
XTO Energy, Inc............................................  42,400   1,725,256
                                                                    -----------
                                                                     18,173,798
                                                                    -----------
Financials 9.8%
Commerce Bancorp, Inc......................................  32,100   1,081,449
*E*TRADE Financial Corp.................................... 125,600   2,451,712
Federated Investors, Inc. - Class B........................  43,800   1,600,452
HCC Insurance Holdings, Inc................................ 107,250   3,276,488
Legg Mason, Inc............................................   8,000     981,200
Mellon Financial Corp......................................  12,000     403,680
Mercantile Bankshares Corp.................................  27,000   1,604,070
Moody's Corp...............................................  33,800   2,033,070
Raymond James Financial, Inc...............................  44,300   1,605,432
Regions Financial Corp.....................................  10,500     353,745
State Street Corp..........................................  32,800   1,892,232
T. Rowe Price Group, Inc...................................  21,200   1,525,340
Willis Group Hldgs. Ltd....................................   9,000     335,610
                                                                    -----------
                                                                     19,144,480
                                                                    -----------
Health Care 16.4%
* Affymetrix, Inc..........................................  20,600   1,014,344
Allergan, Inc..............................................  17,700   1,770,000
* Barr Pharmaceuticals, Inc................................  45,400 $ 2,603,690
Biomet, Inc................................................  33,000   1,175,460
* Cerner Corp..............................................  26,600   2,564,240
* Coventry Health Care, Inc................................  32,250   1,921,133
Dentsply Int'l., Inc.......................................   7,200     400,536
* Endo Pharmaceuticals Holdings, Inc.......................  99,100   2,965,072
* Genzyme Corp.............................................  19,900   1,479,366
* Gilead Sciences, Inc.....................................  25,200   1,277,388
* Invitrogen Corp..........................................   4,500     299,925
* Laboratory Corp. of America Holdings.....................  59,600   3,092,644
* Medco Health Solutions, Inc..............................  39,800   2,135,270
* Techne Corp..............................................  10,800     596,808
Teva Pharmaceutical Industries Ltd. (ADR)..................  79,100   3,233,608
* Varian Medical Systems, Inc..............................  60,300   3,064,446
* VCA Antech, Inc..........................................  53,500   1,495,860
* Wellpoint, Inc...........................................  13,600   1,044,888
                                                                    -----------
                                                                     32,134,678
                                                                    -----------
Industrials 12.6%
* Choicepoint, Inc.........................................  23,200   1,002,936
* Corrections Corp. of America.............................  55,200   2,452,536
Danaher Corp...............................................  16,000     888,000
Expeditors Int'l. of Washington, Inc.......................  16,700   1,185,867
Goodrich Corp..............................................  39,500   1,521,540
J.B. Hunt Transport Services, Inc..........................  93,000   2,082,270
L-3 Communications Hldgs., Inc.............................   4,700     350,150
Oshkosh Truck Corp.........................................  36,700   1,648,931
Paccar, Inc................................................  14,300   1,027,598
Parker Hannifin Corp.......................................   4,500     307,845
Pentair, Inc...............................................  27,500   1,050,500
* Portfolio Recovery Associates, Inc.......................  17,300     662,936
Republic Services, Inc.....................................  73,500   2,634,975
Robert Half Int'l., Inc....................................  20,400     780,504

                                             See Notes to Financial Statements.

Sentinel Mid Cap Growth Fund
at November 30, 2005

                                                                      Value
                                                          Shares     (Note 1)
                                                        ---------- ------------
Rockwell Automation, Inc...............................   20,700   $  1,168,101
Roper Industries, Inc..................................   62,300      2,454,620
Timken Co..............................................   34,800      1,078,104
Toro Co................................................   26,900      1,081,111
* West Corp............................................   33,600      1,332,912
                                                                   ------------
                                                                     24,711,436
                                                                   ------------
Information Technology 22.5%
* Activision, Inc......................................   28,444        378,589
* Advanced Micro Devices, Inc..........................   24,300        636,174
* Affiliated Computer Services - Class A...............    5,100        284,478
* Amdocs Ltd...........................................   38,200      1,009,626
Amphenol Corp. - Class A...............................   20,500        856,285
* Apple Computer, Inc..................................   27,300      1,851,486
* Autodesk, Inc........................................   20,800        867,776
* Blackboard, Inc......................................   21,200        655,928
* Broadcom Corp. - Class A.............................   51,200      2,382,848
CDW Corp...............................................   29,800      1,747,770
* CheckFree Corp.......................................   58,000      2,717,300
* Cognizant Technology Solutions - Class A.............   56,000      2,721,040
* Cognos, Inc..........................................   23,500        788,425
* Computer Science Corp................................    8,500        426,955
* F5 Networks, Inc.....................................    8,700        459,621
* Fiserv, Inc..........................................   54,000      2,457,540
Intersil Corp.- Class A................................   78,400      2,010,960
* Jabil Circuit, Inc...................................   55,300      1,831,536
KLA-Tencor Corp........................................   30,000      1,535,700
Maxim Integrated Products, Inc.........................   61,900      2,262,445
Microchip Technology, Inc..............................   45,200      1,507,872
* Network Appliance, Inc...............................   49,800      1,450,176
* Novellus Systems, Inc................................   89,700      2,212,899
* Oracle Corp..........................................  180,100      2,263,857
Paychex, Inc...........................................   36,600      1,552,206
* Quest Software, Inc..................................  108,000      1,701,000
* SanDisk Corp.........................................   19,700      1,005,882
Satyam Computer Services Ltd. (ADR)....................   72,000      2,537,280
* WebSense, Inc........................................   31,400      2,039,430
                                                                   ------------
                                                                     44,153,084
                                                                   ------------
Materials 3.0%
Ecolab, Inc............................................   11,000        365,970
Freeport-McMoran Copper & Gold - Class B...............   45,500      2,371,005
Praxair, Inc...........................................   59,100      3,073,200
                                                                   ------------
                                                                      5,810,175
                                                                   ------------
Telecommunication Services 0.5%
* NII Holdings, Inc. - Class B.........................   22,800        990,660
                                                                   ------------
Utilities 1.2%
* AES Corp.............................................  150,000      2,365,500
                                                                   ------------
Total Common Stocks
   (Cost $162,833,607)**...............................             190,245,134
                                                                   ------------

                                                        Principal
                                                          Amount      Value
                                                        (M=$1,000)   (Note 1)
                                                        ---------- ------------
Corporate Short-Term Notes 2.1%
Chevron Oil Finance
3.87%, 12/02/05
   (Cost $3,999,570)...................................   4,000M   $  3,999,570
                                                                   ------------
Total Investments
   (Cost $166,833,177)**...............................             194,244,704
Excess of Other Assets Over Liabilities 0.8%...........               1,626,195
                                                                   ------------
Net Assets.............................................            $195,870,899
                                                                   ============

*   Non-income producing.

** Cost for federal income tax purposes is the same. At November 30, 2005 net unrealized appreciation for federal income tax purposes aggregated $27,411,527 of which $28,979,310 related to appreciated securities and $1,567,783 related to depreciated securities.

   (ADR) - American Depository Receipt

                                             See Notes to Financial Statements.

 Sentinel New York Tax-Free Income Fund seeks high current income exempt from federal, New York State and New York City income taxes, while seeking to control risk by investing in investment grade municipal bonds of New York issuers.

                    Sentinel New York Tax-Free Income Fund

New York State's bond rating was raised to Aa3 by Moody's Investor Services, the highest level in 30 years, due to an improving economy, rising tax revenues and a buildup in reserves.

For the fiscal year ended November 30, 2005, the Sentinel New York Tax-Free Income Fund Class A produced a total return of 1.78%. Its peer groups, the Lipper NY Municipal Debt Funds and Morningstar Municipal NY Long categories, produced average returns of 3.45% and 3.64%, respectively, for the same period. By comparison, the Lehman Municipal Bond Index returned 3.88%.

   While long-term municipal interest rates were unchanged during the fiscal year, short-term interest rates were driven sharply higher by the Federal Reserve in an effort to dampen inflationary expectations in the economy. The hurricanes that struck the Gulf coast of the United States within a month of each other disrupted economic activity in the region, and opened up a debate among market professionals about the long-term consequences of the event. New York State's bond rating was raised to Aa3 by Moody's Investor Services, the highest level in 30 years, due to an improving economy, rising tax revenues and a buildup in reserves. New York City's finances also improved, as surging real estate sales, increasing payroll taxes and cost controls generated a budget surplus in the current fiscal year.

   As of November 30, 2005 the Fund's effective duration was 6.6 years. The credit quality of the portfolio remained strong, with an average credit rating of AA. The assets of the Fund have been distributed across multiple sectors and names for credit diversification. The differential between short-term and long-term municipal interest rates narrowed throughout the year, which generated strong total returns for long-term securities relative to intermediate maturity securities. The Fund's relative performance was negatively impacted by the distribution of securities across the maturity spectrum of the yield curve, versus a strategy of investing in a combination of short-term and long-term bonds while underweighting the 10-year sector.

   We expect to continue to seek out opportunities in the tax-exempt fixed-income markets, while positioning the Fund to achieve its goal of providing shareholders with a relatively high level of current income exempt from federal and New York income taxes.


/s/ Kenneth J. Hart
------------------------------
Kenneth J. Hart

Sentinel New York Tax-Free Income Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel New York Tax-Free Income Fund Performance - Class A
March 27, 1995 inception through November 30, 2005

                             [CHART APPEARS HERE]

                  NY Tax-Free Morningstar                       Lipper's NY
                    Income       Muni            Lehman          Municipal
                   with/load    NYLong    Municipal Bond Index Debt Fund Avg.
                  ----------- ----------- -------------------- --------------
  11/30/1995.....    10000       10000           10000             10000
  11/30/1996.....    10782       10505           10588             10466
  11/30/1997.....    10822       11235           11347             11123
  11/30/1998.....    11720       12038           12227             11920
  11/30/1999.....    11333       11608           12096             11482
  11/30/2000.....    12398       12555           13086             12484
  11/30/2001.....    13501       13523           14231             13465
  11/30/2002.....    14336       14270           15131             14188
  11/30/2003.....    15267       15161           16137             15086
  11/30/2004.....    15574       15681           16795             15543
  11/30/2005.....    15851       16251           17447             16079

Note that Fund performance reflects the maximum 4% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+   An unmanaged index of bonds reflecting average prices in the bond market.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   1.78%    -2.33%
5 Years.....................................................   5.04%     4.19%
10 Years....................................................   5.14%     4.71%

++  Sales charge applicable to year of initial investment.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions. Income may be subject to the Alternative Minimum Tax (AMT). Capital gains, if any, will be subject to capital gains taxes.

Sentinel New York Tax-Free Income Fund

Average Effective Duration**
As a percentage of net assets as of 11/30/05
Average Effective Duration (for all Bonds) 6.6 years**

                                    [CHART]

Less than 1 yr...........................................................  9.7%
1 yr. to 2.99 yrs........................................................ 13.3%
3 yrs. to 3.99 yrs....................................................... 13.2%
4 yrs. to 5.99 yrs....................................................... 14.6%
6 yrs. to 7.99 yrs.......................................................  5.7%
8 yrs. and over.......................................................... 43.5%

Top Holdings as of 11/30/05

                                                                 Maturity Percent of
Description                                               Coupon   Date   Net Assets
-----------                                               ------ -------- ----------
Virgin Islands Public Fin Authority......................     5% 10/01/22     3.6%
Long Island Power Authority..............................     5% 09/01/34     3.6%
Metro Transportation Authority...........................     5% 11/15/33     3.6%
New York Convention Center Dev. Co.......................     5% 11/15/44     3.5%
New York State Municipal Bond Bank Agency Series C.......     5% 06/15/35     3.5%
College and University Revenue...........................  4.75% 07/01/37     3.5%
BlackRock New York Money Market..........................                     3.4%
Puerto Rico Childrens Trust Fund.........................     6% 07/01/26     3.4%
Puerto Rico Commonwealth.................................     5% 07/01/34     3.4%
Metro Transportation Authority...........................  5.25% 04/01/21     2.8%
                                                                             ----
   Top Ten*..............................................                    34.3%
                                                                             ----

*   Holdings vary. More complete holdings follow.

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2005

                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 1)
                                                         ---------- -----------
Bonds 94.0%
New York 78.5%
Coxsackie Athens New York Central School District
   5.5%, 06/15/13 (FSA).................................     260M   $   276,611
Long Island Power Authority
   5%, 09/01/34 (AMBAC).................................   1,000M     1,035,000
Metro Transportation Authority
   5%, 04/01/10 (FGIC)..................................     150M       157,348
   5.75%, 07/01/13......................................     250M       273,807
   5.25%, 04/01/21 (MBIA)...............................     750M       810,158
   5%, 04/01/23 (FGIC)..................................     250M       272,675
   5%, 11/15/33 (AMBAC).................................   1,000M     1,034,840
Monroe County G/O
   6%, 03/01/14.........................................     250M       280,310
Monroe County Industrial Dev. Agency
   5.375%, 04/01/29.....................................     510M       508,949
Monroe Woodbury Central School Dist.
   5.625%, 05/15/22 (MBIA)..............................     250M       257,745
New York Convention Center Dev. Co.
   5%, 11/15/44 (AMBAC).................................   1,000M     1,026,790
New York State Municipal Bond Bank Agency Series C
   5.25%, 12/01/10......................................     375M       399,675
   5%, 06/15/35.........................................   1,000M     1,026,520
New York, NY G/O Series A
   5%, 08/01/30.........................................     500M       511,115
New York, NY G/O Series B
   5.75%, 08/01/11......................................     300M       327,516
New York, NY G/O Series H
   5.625%, 08/01/13.....................................     350M       374,392
New York, NY Industrial Dev. Agency
   5%, 06/01/35 (XLCA)..................................     500M       518,740
New York State Dorm. Authority Revenue 4201 Schools
  Program
   5%, 07/01/10.........................................     250M   $   262,048
City University System
   5.625%, 07/01/16.....................................     250M       280,153
College and University Revenue
   5%, 07/01/20 (FGIC)..................................     250M       261,960
   5%, 07/01/22.........................................     250M       260,297
   4.75%, 07/01/37......................................   1,000M     1,006,910
Educational Housing Services
   5.25%, 07/01/20 (AMBAC)..............................     500M       555,615
Memorial Sloan Kettering Cancer Center
   5.5%, 07/01/23 (MBIA)................................     500M       573,445
Mental Health Services
   5.7%, 08/15/09.......................................     245M       255,822
   5.7%, 08/15/09 (P/R).................................       5M         5,241
   5.5%, 08/15/17.......................................     590M       614,692
   5.5%, 08/15/17 (P/R).................................      10M        10,459
   5%, 02/15/35 (AMBAC).................................     660M       679,067
State University Education Facility
   5.5%, 05/15/09.......................................     420M       442,453
   5.5%, 05/15/09 (P/R).................................      80M        84,915
Wyckoff Heights Medical Ctr.
   5.3%, 08/15/21.......................................     250M       258,475
New York State Environmental Facilities
   4.9%, 06/15/11.......................................     150M       157,449
   5.75%, 01/15/13 (P/R)................................       5M         5,114
   5.75%, 01/15/13......................................     245M       250,557
   5%, 06/15/33.........................................     210M       216,909
New York State Environmental Water Revenue
   5.75%, 06/15/11 (P/R)................................     455M   $   506,042
   5.75%, 06/15/11......................................      45M        50,024
New York State Mortgage Agency Revenue Bonds
   5.375%, 10/01/17.....................................     500M       517,785
New York & New Jersey States Port Authority
   5%, 09/01/38.........................................     500M       513,940
New York State School District
   5%, 10/01/34 (MBIA)..................................     500M       518,435
New York State Thruway Auth. Service Contract
   5.25%, 01/01/09......................................     500M       524,445
   5.25%, 04/01/10 (FGIC)...............................     500M       536,035
New York State Urban Development Corp.
   5.5%, 01/01/14 (FSA).................................     500M       546,960
   6%, 01/01/15 (AMBAC) (P/R)...........................     485M       527,331
   5%, 01/01/17.........................................     750M       790,080
   5.5%, 03/15/20 (FGIC) (P/R)..........................     500M       558,285
   5.7%, 04/01/20.......................................     250M       287,703
New York State Various P Series C
   5.125%, 06/15/13 (P/R)...............................     100M       106,817
North Hempstead, NY G/O
   6%, 07/15/15 (FGIC) (P/R)............................     500M       549,485
Rondout Valley Central School District G/O
   3%, 03/01/08 (FGIC)..................................     660M       656,726
Saint Lawrence University
   5.625%, 07/01/13 (MBIA)..............................     110M       112,427
Triborough Bridge & Tunnel Authority
   4.75%, 01/01/19 (P/R)................................     195M       209,225
                                                                    -----------
                                                                     22,785,517
                                                                    -----------

                                             See Notes to Financial Statements.

Sentinel New York Tax-Free Income Fund
at November 30, 2005

                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 1)
                                                         ---------- -----------
Puerto Rico 11.8%
Puerto Rico Childrens Trust Fund
   6%, 07/01/26 (P/R)...................................     900M   $   993,078
Puerto Rico Commonwealth
   5.375%, 07/01/21
   (MBIA) (P/R).........................................     255M       267,192
   5.4%, 07/01/25 (P/R).................................     300M       308,037
   5%, 07/01/34.........................................   1,000M       990,950
Puerto Rico Commonwealth Highway & Trans. Auth.
   5.75%, 07/01/16
   (MBIA) (P/R).........................................     500M       552,970
Puerto Rico Ind'l. Tourist Ed'l. Med. & Envir. Ctl.
  Facs.
   5%, 10/01/22 (MBIA)..................................     300M       310,842
                                                                    -----------
                                                                      3,423,069
                                                                    -----------
Virgin Islands 3.7%
Virgin Islands Public Fin Authority
   5%, 10/01/22 (FSA)...................................   1,000M     1,055,390
                                                                    -----------
Total Bonds
   (Cost $26,877,258)...................................             27,263,976
                                                                    -----------

                                                                      Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Short-Term Investments 4.2%
BlackRock New York Money Market
   Institutional Class..................................   1,000M   $ 1,000,000
Dreyfus NY Municipal Cash Management....................     225M       225,000
                                                                    -----------
Total Short-Term Investments
   (Cost $1,225,000)....................................              1,225,000
                                                                    -----------
Total Investments
   (Cost $28,102,258)*..................................             28,488,976

Excess of Other Assets Over Liabilities 1.8%............                531,094
                                                                    -----------
Net Assets..............................................            $29,020,070
                                                                    ===========

* Cost for federal income tax purposes is the same. At November 30, 2005, net unrealized appreciation for federal income tax purposes aggregated $386,718 of which, $665,422 related to appreciated securities and $278,704 related to depreciated securities.

   The following abbreviations are used in the portfolio descriptions:

   (AMBAC) - Guaranteed by AMBAC Indemnity Corp

   (FGIC) - Guaranteed by Financial Guaranty Insurance Co

   (FSA) - Guaranteed by Financial Security Assurance, Inc.

   (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp

   (XLCA) - Guaranteed by XL Capital Assurance, Inc.

   (P/R) - Prerefunded

   G/O- General Obligation Bond

                                             See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal and Pennsylvania personal income taxes, while seeking to control risk by investing in investment grade municipal bonds of Pennsylvania issuers.

                     Sentinel Pennsylvania Tax-Free Trust

The City of Pittsburgh continued to recover from its fiscal crisis as it ended the first year of its financial recovery plan with a positive fund balance, re-opening of recreation centers and achieving upgrades from credit rating agencies.

For the fiscal year ended November 30, 2005, the Sentinel Pennsylvania Tax-Free Trust Class A produced a total return of 1.63%. Its peer groups, the Lipper PA Municipal Debt Funds and Morningstar Municipal PA categories, produced an average return of 3.45% and 3.26%, respectively, for the same period. By comparison, the Lehman Municipal Bond Index returned 3.88%.

   While long-term municipal interest rates were unchanged during the fiscal year, short-term interest rates were driven sharply higher by the Federal Reserve in an effort to dampen inflationary expectations in the economy. The hurricanes that struck the Gulf coast of the United States within a month of each other disrupted economic activity in the region, and opened up a debate among market professionals about the long-term consequences of the event. The City of Pittsburgh continued to recover from its fiscal crisis as it ended the first year of its financial recovery plan with a positive fund balance, re-opening of recreation centers and achieving upgrades from credit rating agencies.

   As of November 30, 2005 the Trust's effective duration was 6.7 years. The credit quality of the portfolio remained strong, with an average credit rating of AA. The assets of the Trust have been distributed across multiple sectors and names for credit diversification. The differential between short-term and long-term municipal interest rates narrowed throughout the year, which generated strong total returns for long-term securities relative to intermediate maturity securities. The relative performance of the Trust was negatively impacted by the distribution of securities across the maturity spectrum of the yield curve, versus a strategy of investing in a combination of short-term and long-term bonds while underweighting the 10-year sector.

   We expect to continue to seek out opportunities in the tax-exempt fixed-income markets while positioning the Trust to achieve its goal of providing shareholders with a relatively high level of current income exempt from federal and Pennsylvania income taxes.


/s/ Kenneth J. Hart
--------------------------
Kenneth J. Hart

Sentinel Pennsylvania Tax-Free Income Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Pennsylvania Tax-Free Income Fund Performance - Class A
Ten Years Ended November 30, 2005

                            [GRAPHIC APPEARS HERE]

                          PA Tax-Free               Lehman    Lipper's PA
                             Trust    Morningstar Municipal  Municipal Debt
                           with/load    Muni PA   Bond Index   Fund Avg.
                          ----------- ----------- ---------- --------------
     11/30/1995..........    10000       10000      10000        10000
     11/30/1996..........    10077       10498      10588        10515
     11/30/1997..........    10688       11203      11347        11236
     11/30/1998..........    11421       11935      12227        12058
     11/30/1999..........    11047       11574      12096        11606
     11/30/2000..........    11903       12438      13086        12344
     11/30/2001..........    12818       13425      14231        13296
     11/30/2002..........    13522       14120      15131        14007
     11/30/2003..........    14267       14884      16137        14883
     11/30/2004..........    14468       15433      16795        15337
     11/30/2005..........    14705       15936      17447        15866

Note that Fund performance reflects the maximum 4% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+   An unmanaged index of bonds reflecting average prices in the bond market.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                                  Net
                                                                 Asset Offering
Period                                                           Value Price++
------                                                           ----- --------
1 Year.......................................................... 1.63%  -2.46%
5 Years......................................................... 4.32%   3.47%
10 Years........................................................ 4.36%   3.93%

++  Sales charge applicable to year of initial investment.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions. Income may be subject to the Alternative Minimum Tax (AMT). Capital gains, if any, will be subject to capital gains taxes.

Sentinel Pennsylvania Tax-Free Trust

Average Effective Duration**
As a percentage of net assets as of 11/30/05
Average Effective Duration (for all Bonds) 6.8 years**

                                    [CHART]

Less than 1 yr...........................................................  8.8%
1 yr. to 2.99 yrs........................................................  6.3%
3 yrs. to 3.99 yrs....................................................... 20.9%
4 yrs. to 5.99 yrs.......................................................  9.6%
6 yrs. to 7.99 yrs....................................................... 15.0%
8 yrs. and over.......................................................... 39.4%

Top Holdings as of 11/30/05

                                                                        Percent
                                                               Maturity of Net
Description                                             Coupon   Date   Assets
-----------                                             ------ -------- -------
Delaware Valley, PA Regional Fin. Auth.................   5.5% 08/01/28   4.4%
York County Solid Waste................................   5.5% 12/01/14   4.4%
PA State Ind'l. Dev. Auth. Econ. Dev...................   5.5% 07/01/15   4.3%
Puerto Rico Children's Trust Fund......................     6% 07/01/26   4.3%
Pittsburgh Series A....................................  5.75% 09/01/13   4.2%
Puerto Rico Commonwealth Hwy & Transport...............   5.5% 07/01/36   4.2%
Pennsylvania Higher Educ. Facs......................... 5.625% 12/01/27   4.1%
Pennsylvania Infrastruction Rev. Bond.................. 5.625% 09/01/13   4.0%
Pennsylvania State University Bonds....................     5% 09/01/35   4.0%
Ambridge Area, PA School District......................     5% 11/01/34   3.2%
                                                                         ----
   Total of Net Assets**...............................                  41.1%
                                                                         ----

*  Holdings vary. More complete holdings follow.

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2005

                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 1)
                                                         ---------- -----------
Bonds 99.4%
Pennsylvania 90.9%
Allegheny County, PA G/O
   5.15%, 10/01/11 (FGIC)...............................     500M   $   508,030
Allegheny County, PA Higher Educ. Carnegie Mellon Univ.
   5.125%, 03/01/32.....................................     250M       259,777
Allegheny County, PA Ind'l. Dev. Auth.
   5%, 11/01/29 (MBIA)..................................     500M       517,075
Ambridge Area, PA School District
   5%, 11/01/34 (MBIA)..................................     800M       827,864
Center City District, PA
   4.75%, 12/01/25 (AMBAC)..............................     250M       255,877
Cornwall-Lebanon, PA School District
   4.25%, 03/01/10 (MBIA)...............................     500M       510,905
Delaware River Port Auth., PA & NJ
   5.25%, 01/01/08 (AMBAC)..............................     500M       519,055
Delaware Valley, PA Regional Fin. Auth.
   5.5%, 08/01/28 (AMBAC)...............................   1,000M     1,136,450
Erie County Convention Center Auth. Rev.
   5%, 01/15/23 (FGIC)..................................     500M       523,825
Gettysburg, PA Municipal Auth. College
   5.375%, 08/15/13 (MBIA)..............................     670M       741,208
Grove City, PA Area Hospital Auth.
   5.25%, 07/01/12 (SACA)...............................     500M       509,725
Jim Thorpe, PA Area School District G/O
   5.3%, 03/15/16 (MBIA)................................     500M       552,975
Lancaster, PA Area Sewer Auth. Rev.
   5%, 04/01/23 (MBIA)..................................     250M   $   261,942
Lehigh County, PA G/O
   5%, 11/15/07.........................................     500M       515,300
Norristown, PA Area School District G/O
   5%, 09/01/21 (FGIC)..................................     300M       314,256
Northampton County G/O
   5.75%, 10/01/13 (FSA)................................     500M       563,520
Northern Tioga School District, PA G/O
   5%, 03/01/18 (FSA)...................................     500M       530,455
Oxford Area School District
   5.25%, 02/15/10 (FGIC)...............................     500M       534,640
Pennsylvania Higher Educ. Facs.
   5%, 08/15/21 (AMBAC).................................     500M       524,645
   5.625%, 12/01/27 (MBIA)..............................   1,000M     1,050,160
Pennsylvania Infrastruction Rev. Bond
   5.625%, 09/01/13 (MBIA)..............................   1,000M     1,036,820
Pennsylvania Intergovernmental Ref. B
   5.25%, 06/15/12 (FGIC)...............................     500M       528,795
Pennsylvania State G/O
   5.375%, 05/15/16 (FGIC)..............................     700M       717,465
   4.5%, 07/01/24 (MBIA)................................     250M       251,052
Pennsylvania State Ind'l. Dev. Auth. Econ. Dev.
   5.5%, 07/01/15 (AMBAC)...............................   1,000M     1,105,210
   5.5%, 07/01/21 (AMBAC)...............................     500M       546,200
Pennsylvania State Public School Building Career
  Institute of Tech.
   5%, 11/15/28 (FGIC)..................................     750M       777,405
Pennsylvania State Turnpike Commonwealth Region Rev.
  Bonds
   5%, 07/15/21 (AMBAC).................................     250M   $   270,337
   5%, 07/15/41 (AMBAC).................................     625M       675,844
Pennsylvania State University Bonds
   5%, 09/01/35.........................................   1,000M     1,033,430
Philadelphia Water & Waste
   6.25%, 08/01/11 (MBIA)...............................     500M       565,860
   6.25%, 08/01/12 (MBIA)...............................     500M       573,310
Pittsburgh Series A
   5.75%, 09/01/13 (FGIC)...............................   1,000M     1,078,880
Red Lion, PA Area School District G/O
   5%, 02/01/21 (FSA)...................................     250M       264,473
State Public School Bldg. Auth.
   5%, 06/01/33 (FSA)...................................     250M       257,230
Swarthmore Borough Auth. College Rev. Bonds
   5.25%, 09/15/20......................................     210M       225,051
Unity Turnpike, PA Muni Auth. Sewer Rev. G/O
   5%, 12/01/34 (FSA)...................................     550M       569,322
Upper Darby, PA School District
   5%, 02/15/09 (AMBAC).................................     540M       566,752
York County Solid Waste
   5.5%, 12/01/14 (FGIC)................................   1,000M     1,118,730
                                                                    -----------
                                                                     23,319,850
                                                                    -----------

                                             See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust
at November 30, 2005

                                                                      Value
                                                             Shares  (Note 1)
                                                             ------ -----------
Puerto Rico 8.5%
Puerto Rico Children's Trust Fund
   6%, 07/01/26............................................. 1,000M $ 1,103,420
Puerto Rico Commonwealth Hwy & Transport
   5.5%, 07/01/36........................................... 1,000M   1,069,460
                                                                    -----------
                                                                      2,172,880
                                                                    -----------
Total Investments
   (Cost $24,784,933).......................................         25,492,730

Excess of Other Assets Over Liabilities 0.6%................            155,953
                                                                    -----------
Net Assets..................................................        $25,648,683
                                                                    ===========

* Cost for federal income tax purposes is the same. At November 30, 2005, net unrealized appreciation for federal income tax purposes aggregated $707,797 of which $892,796 related to appreciated securities and $184,999 related to depreciated securities.

   The following abbreviations are used in portfolio descriptions:

   (AMBAC) - Guaranteed by American Municipal Bond Association Corp.

   (FGIC) - Guaranteed by Financial Guaranty Insurance Co.

   (FSA) - Guaranteed by Financial Security Assurance Inc.

   (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.

   (SACA) - Secondary American Capital Access

   G/O - General Obligation Bond

                                             See Notes to Financial Statements.

 Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in U.S. government bonds with average lives at the time of purchase of three years or less.

                    Sentinel Short Maturity Government Fund

The investment style of the Fund has been to be at least 95% invested in all market environments, with a primary focus on yield.

For the fiscal year ended November 30, 2005, the Sentinel Short Maturity Government Fund Class A produced a total return of 1.09%. Its peer group, the Lipper Short U.S. Government Fund category produced an average return of 1.27% for the same period. By comparison, the Lehman 1-3 year Government Bond Index ("Lehman Index") returned 1.55%.

   The investment goal of the Fund is to provide a high level of current income and limited fluctuations in principal value by investing in U.S. government bonds, including its agencies and instrumentalities. The Fund attempts to earn a competitive yield and rate of return between that of a money market fund and an intermediate government bond fund. At least 80% of the Fund's assets are invested in U.S. government securities with an average maturity of less than 3 years. The investment style of the Fund has been to be at least 95% invested in all market environments, with a primary focus on yield, as the price appreciation/ depreciation of short maturity securities is fairly limited over a 12-month investment horizon. In addition, yield and total return are highly, positively correlated for short duration instruments over short investment horizons. The Fund's target duration has been 2.0 years. Given its emphasis on yield, the Fund may temporarily lag in relative performance to short-term U.S. Treasury securities if short-term interest rates decline sharply.

   The Federal Reserve continued its "measured" pace approach in tightening monetary policy throughout the 12-month period. The Fed raised short-term interest rates eight times, 25 basis points every meeting, doubling the Federal Funds Rate from 2.0% to 4.0%. In response, short and intermediate bonds were under pressure all year. The 10-year U.S. Treasury Note barely moved in yield, up only 13 basis points to 4.48%, while the 30-Year U.S. Treasury Bond actually fell 31 basis points in yield to 4.69%. As a result, longer maturity bonds vastly outperformed those of short and intermediate durations. The U.S. Treasury 2-year Note, the U.S. Treasury security most sensitive to Fed action, rose 141 basis points to 4.41%, less than the Fed's 200 basis point tightening.

   As of November 30, 2005, the Fund's exposure to mortgage-backed securities stood at 100% of assets, with 62% in collateralized mortgage obligations (CMOs) and 38% in mortgage-pass-through pools. The effective duration of the Fund was
1.82 years. Its under-performance relative to the Lehman Index during the fiscal year can be attributed to its exposure to seasoned 10-year and 15-year mortgage pass-through pools, which underperformed their 30-year counterparts as the U.S. Treasury yield curve flattened. In general, 15-year mortgage-backed securities underperformed 30-year pools by approximately 50 basis points, according to the Lehman indices, over the 12-month period. The bond market in the fiscal year will be noted for its modest and narrow distribution of returns.

   As always, we look forward to helping you achieve your investment goals, and thank you for your support.


  /s/ David M. Brownlee
--------------------------
 David M. Brownlee, CFA

Sentinel Short Maturity Government Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Short Maturity Government Fund Performance - Class A
Ten Years Ended November 30, 2005

                             [CHART APPEARS HERE]

                                              Lipper's
                                      Short     Short    Lehman
                                    Maturity   US Gov   1 - 3 yr
                                      Gov.    Debt Fund Gov Bond
                                    with/load   Avg.     Index
                                    --------- --------- --------
               11/30/1995..........   10000     10000    10000
               11/30/1996..........   10458     10430    10586
               11/30/1997..........   11090     10991    11217
               11/30/1998..........   11823     11667    12032
               11/30/1999..........   12196     12001    12427
               11/30/2000..........   13013     12885    13290
               11/30/2001..........   14020     13957    14593
               11/30/2002..........   14817     14596    15332
               11/30/2003..........   15082     14839    15699
               11/30/2004..........   15480     15003    15926
               11/30/2005..........   15648     15193    16172

Note that Fund performance reflects the maximum 1% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+   An unmanaged index of bonds reflecting average prices in the bond market.

Bond values will decline as interest rates rise and increase as interest rates fall. Fund shares are not insured or guaranteed by the U.S. government or any government agency.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   1.09%     0.12%
5 Years.....................................................   3.76%     3.54%
10 Years....................................................   4.68%     4.58%

++  Sales charge applicable to year of initial investment.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Short Maturity Government Fund

Average Effective Duration**
As a percentage of net assets as of 11/30/05
Average Effective Duration (for all Bonds) 1.8 years**

                                    [CHART]

Less than 1 yr...........................................................  6.5%
1 yr. to 2.99 yrs........................................................ 79.6%
3 yrs. to 4.99 yrs....................................................... 13.9%

Top Holdings as of 11/30/05

                                                            Maturity Percent of
Description                                          Coupon Date     Net Assets
-----------                                          ------ -------- ----------
FHR 2435 EQ.........................................     6%  5/15/31     9.9%
FHR 2952 PA.........................................     5%  2/15/35     8.5%
FHR 2388 BG.........................................   6.5% 12/15/31     7.5%
FHR 2964 NA.........................................   5.5%  2/15/26     7.1%
FHR 2513 PD.........................................     6%  2/15/32     6.2%
FHR 2793 GB.........................................   5.5%  7/15/23     5.4%
FNR 04-90 GA........................................  4.35%  3/25/34     5.4%
FHR 2356 GD.........................................     6%  9/15/16     5.2%
FHR 2355 AE.........................................     6%  9/15/31     3.3%
FNMA 725284.........................................     7%  11/1/18     3.0%
                                                                        ----
   Total of Net Assets**............................                    61.5%
                                                                        ----

*   Holdings vary. More complete holdings follow.

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2005

                                                        Principal
                                                          Amount      Value
                                                        (M=$1,000)   (Note 1)
                                                        ---------- ------------
U.S. Government Agency Obligations 100.1%
Federal Home Loan Mortgage Corporation 69.5%
Collateralized Mortgage Obligations:
FHR 2496 BA
   5.00%, 11/15/15.....................................     171M   $    170,526
FHR 2353 TD
   6.00%, 09/15/16.....................................     466M        477,680
FHR 2356 GD
   6.00%, 09/15/16.....................................  14,126M     14,422,360
FSPC T-2 A
   7.00%, 01/25/21.....................................      25M         24,599
FHR 2793 GB
   5.50%, 07/15/23.....................................  15,000M     15,098,850
FHR 1764 G
   6.00%, 12/15/24.....................................   3,918M      3,982,036
FHR 2964 NA
   5.50%, 02/15/26.....................................  19,461M     19,633,092
FHR 2435 EQ
   6.00%, 05/15/31.....................................  27,084M     27,504,614
FHR 2355 AE
   6.00%, 09/15/31.....................................   9,074M      9,196,486
FHR 2388 BG
   6.50%, 12/15/31.....................................  20,311M     20,944,930
FHR 2513 PD
   6.00%, 02/15/32.....................................  16,997M     17,250,433
FHR 2952 PA
   5.00%, 02/15/35.....................................  24,242M     23,654,171
                                                                   ------------
                                                                    152,359,777
                                                                   ------------
Mortgage-Backed Securities:
10-Year:
FHLMC E75462
   6.00%, 03/01/09.....................................     288M        294,024
FHLMC E83548
   6.00%, 05/01/11.....................................     155M        159,367
FHLMC E85491
   6.50%, 09/01/11.....................................     325M   $    335,449
FHLMC E88621
   5.50%, 03/01/12.....................................     416M        423,106
FHLMC E88437
   5.50%, 03/01/12.....................................     538M        546,311
FHLMC G11271
   5.50%, 05/01/12.....................................     622M        632,425
FHLMC E89815
   5.50%, 05/01/12.....................................     461M        468,442
FHLMC E89586
   5.50%, 05/01/12.....................................     330M        335,391
FHLMC E93390
   5.50%, 07/01/12.....................................     264M        267,840
FHLMC E91504
   5.50%, 09/01/12.....................................     602M        612,091
FHLMC E91428
   5.50%, 09/01/12.....................................     370M        375,724
FHLMC E91150
   5.50%, 09/01/12.....................................     411M        417,835
FHLMC E91152
   5.50%, 09/01/12.....................................     256M        260,484
FHLMC E93347
   5.50%, 12/01/12.....................................     449M        456,472
FHLMC E86837
   6.00%, 01/01/12.....................................   1,496M      1,532,203
FHLMC E89226
   6.00%, 04/01/12.....................................     576M        590,506
FHLMC E89227
   6.00%, 04/01/12.....................................   1,012M      1,037,815
FHLMC E89229
   6.00%, 04/01/12.....................................     798M        817,697
FHLMC E89583
   6.00%, 05/01/12.....................................   1,117M      1,144,048
FHLMC E89668
   6.00%, 05/01/12.....................................   1,164M      1,192,107
FHLMC E89015
   6.50%, 04/01/12.....................................     710M   $    734,778
FHLMC E94029
   5.50%, 02/01/13.....................................   1,581M      1,606,471
FHLMC E94026
   5.50%, 02/01/13.....................................   3,747M      3,807,755
FHLMC B10204
   5.50%, 10/01/13.....................................     717M        722,386
FHLMC B10950
   5.50%, 11/01/13.....................................   1,023M      1,030,327
                                                                   ------------
                                                                     19,801,054
                                                                   ------------
15-Year:
FHLMC E00109
   8.50%, 06/01/07.....................................       1M          1,205
FHLMC G10394
   9.00%, 01/01/07.....................................      520            527
FHLMC G10453
   9.00%, 06/01/07.....................................       2M          1,538
FHLMC E44248
   6.00%, 01/01/08.....................................      41M         40,989
FHLMC E49168
   6.00%, 07/01/08.....................................      64M         65,154
FHLMC E54549
   6.50%, 09/01/08.....................................      29M         29,205
FHLMC E47837
   7.00%, 03/01/08.....................................     109M        111,208
FHLMC E49621
   7.00%, 07/01/08.....................................     129M        132,329
FHLMC E47607
   8.00%, 02/01/08.....................................      11M         11,529
FHLMC E63961
   5.50%, 03/01/09.....................................       2M          1,577
FHLMC E00292
   6.50%, 04/01/09.....................................      39M         40,399
FHLMC G10330
   7.00%, 01/01/10.....................................     162M        166,554

                                             See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
at November 30, 2005

                                                        Principal
                                                          Amount      Value
                                                        (M=$1,000)   (Note 1)
                                                        ---------- ------------
   FHLMC E61405
       7.00%, 08/01/10.................................     151M   $    156,912
   FHLMC M30120
       5.50%, 05/01/11.................................     109M        110,941
   FHLMC M30121
       5.50%, 05/01/11.................................     148M        150,338
   FHLMC G10516
       6.00%, 05/01/11.................................      52M         52,792
   FHLMC E20237
       6.00%, 05/01/11.................................      63M         64,023
   FHLMC M30123
       6.50%, 07/01/11.................................     190M        196,676
   FHLMC E62686
       7.00%, 01/01/11.................................     281M        290,837
   FHLMC E00422
       7.00%, 03/01/11.................................     105M        109,238
   FHLMC E00436
       7.00%, 06/01/11.................................      49M         51,002
   FHLMC E64484
       7.00%, 06/01/11.................................      10M         10,820
   FHLMC F70014
       7.50%, 09/01/11.................................     198M        207,746
   FHLMC E72904
       8.00%, 11/01/11.................................      67M         69,824
   FHLMC F70015
       8.00%, 12/01/11.................................     180M        190,217
   FHLMC E91065
       5.50%, 08/01/12.................................     446M        449,040
   FHLMC E68301
       5.50%, 11/01/12.................................     175M        176,293
   FHLMC E69127
       6.00%, 03/01/12.................................     133M        135,697
   FHLMC G10749
       6.00%, 10/01/12.................................     164M        167,720
   FHLMC G10705
       6.50%, 08/01/12.................................     604M        622,301
   FHLMC G11228
       6.50%, 12/01/12.................................     187M        193,222
   FHLMC G10654
       7.00%, 02/01/12.................................     450M        467,445
   FHLMC E94628
       5.00%, 02/01/13.................................   1,890M      1,889,763
   FHLMC E00546
       5.50%, 03/01/13.................................     365M        367,792
   FHLMC M30171
       5.50%, 06/01/13.................................      87M         88,203
   FHLMC E00593
       5.50%, 11/01/13.................................     281M        283,045
   FHLMC E68799
       6.00%, 02/01/13.................................     269M        274,478
   FHLMC E69523
       6.00%, 04/01/13.................................     354M        360,725
   FHLMC G11077
       6.00%, 12/01/13.................................     156M        158,665
   FHLMC E72131
       6.50%, 08/01/13.................................     282M        290,123
   FHLMC G11135
       6.50%, 08/01/13.................................     592M        609,921
   FHLMC E72178
       6.50%, 09/01/13.................................     245M        252,741
   FHLMC G11257
       5.50%, 01/01/14.................................     576M   $    580,590
   FHLMC E82965
       5.50%, 12/01/14.................................     437M        440,814
   FHLMC E83900
       6.00%, 01/01/14.................................      95M         96,449
   FHLMC E80767
       6.00%, 06/01/14.................................     117M        119,621
   FHLMC E75793
       6.50%, 01/01/14.................................      23M         23,501
   FHLMC G10965
       7.50%, 10/01/14.................................     110M        116,000
   FHLMC E82128
       7.00%, 03/01/15.................................     331M        343,244
   FHLMC E00843
       8.00%, 04/01/15.................................      62M         65,632
   FHLMC E01009
       6.50%, 08/01/16.................................   1,519M      1,564,799
   FHLMC E88357
       6.50%, 03/01/17.................................     383M        394,131
   FHLMC G11585
       7.00%, 02/01/17.................................   1,517M      1,576,440
                                                                   ------------
                                                                     14,371,975
                                                                   ------------
20-Year:
   FHLMC C90035
       6.50%, 11/01/13.................................     433M        448,989
   FHLMC D94982
       7.00%, 04/01/16.................................     279M        292,558
   FHLMC C90234
       6.00%, 10/01/18.................................   1,349M      1,372,370
   FHLMC D94230
       7.50%, 10/01/19.................................     413M        435,369
                                                                   ------------
                                                                      2,549,286
                                                                   ------------
30-Year:
   FHLMC 181614
       7.00%, 08/01/06.................................       1M          1,486
   FHLMC G80175
       7.25%, 04/17/06.................................      854            852
   FHLMC 140826
       6.50%, 11/01/07.................................       4M          4,313
   FHLMC 160024
       8.00%, 06/01/07.................................      23M         23,155
   FHLMC 274386
       8.25%, 07/01/07.................................      14M         14,637
   FHLMC 530139
       7.50%, 06/01/08.................................      25M         25,149
   FHLMC 303385
       7.50%, 08/01/08.................................       3M          3,475
   FHLMC 184331
       7.75%, 11/01/08.................................       1M          1,347
   FHLMC 141758
       8.00%, 10/01/08.................................      254            254
   FHLMC 160040
       8.75%, 03/01/08.................................      14M         14,364
   FHLMC 160054
       9.25%, 07/01/08.................................      17M         17,639
   FHLMC 181285
       7.50%, 03/01/09.................................      11M         11,733
   FHLMC 254499
       7.75%, 06/01/09.................................      23M         23,524
   FHLMC 181339
       8.00%, 06/01/09.................................       4M   $      4,054
   FHLMC 181586
       8.00%, 12/01/09.................................       7M          7,415
   FHLMC 555131
       8.25%, 12/01/09.................................      25M         25,473
   FHLMC 303073
       8.50%, 03/01/09.................................      52M         54,297
   FHLMC 160081
       10.25%, 06/01/09................................       2M          2,118
   FHLMC 141001
       7.75%, 09/01/16.................................      24M         23,960
   FHLMC 141161
       7.75%, 04/01/17.................................      33M         35,359
   FHLMC 302609
       8.00%, 08/01/17.................................      88M         93,423
   FHLMC 307583
       8.00%, 08/01/17.................................      20M         21,188
   FHLMC G00100
       8.00%, 02/01/23.................................      33M         35,027
   FHLMC A17291
       6.50%, 11/01/33.................................   3,496M      3,579,122
                                                                   ------------
                                                                      4,023,364
                                                                   ------------
Total Federal Home Loan Mortgage Corporation...........             193,105,456
                                                                   ------------
Federal National Mortgage Association 24.4%
Collateralized Mortgage Obligations:
   FNR 1998-61 PL
       6.00%, 11/25/28.................................   4,705M      4,781,938
   FNR 2004-90 GA
       4.35%, 03/25/34.................................  15,557M     14,920,338
                                                                   ------------
                                                                     19,702,276
                                                                   ------------
Mortgage-Backed Securities:
10-Year:
   FNMA 251418
       7.00%, 11/01/07.................................      14M         14,319
   FNMA 527272
       6.00%, 08/01/09.................................     126M        128,573
   FNMA 252652
       7.00%, 05/01/09.................................      47M         48,720
   FNMA 516230
       8.00%, 08/01/09.................................     335M        348,267
   FNMA 253329
       7.50%, 05/01/10.................................     293M        306,770
   FNMA 253362
       7.50%, 05/01/10.................................     266M        278,678
   FNMA 253507
       7.50%, 09/01/10.................................     301M        315,604
   FNMA 253472
       7.50%, 09/01/10.................................     405M        425,057
   FNMA 254082
       5.50%, 10/01/11.................................     290M        292,625
   FNMA 254119
       5.50%, 11/01/11.................................     411M        413,901
   FNMA 254163
       5.50%, 12/01/11.................................     608M        612,360
   FNMA 599310
       6.00%, 07/01/11.................................      49M         50,610
   FNMA 600249
       6.00%, 08/01/11.................................     150M        153,813

                                             See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
at November 30, 2005

                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 1)
                                                         ---------- -----------
   FNMA 595729
       6.00%, 09/01/11..................................   1,128M   $ 1,154,234
   FNMA 609190
       6.00%, 09/01/11..................................     152M       155,084
   FNMA 619198
       6.00%, 12/01/11..................................     155M       158,426
   FNMA 603547
       6.50%, 09/01/11..................................     153M       158,587
   FNMA 595730
       6.50%, 09/01/11..................................     155M       160,040
   FNMA 254076
       6.50%, 10/01/11..................................     292M       302,086
   FNMA 254113
       6.50%, 11/01/11..................................     261M       269,397
   FNMA 254226
       5.50%, 02/01/12..................................   2,267M     2,284,217
   FNMA 633905
       5.50%, 03/01/12..................................     380M       382,778
   FNMA 644268
       5.50%, 04/01/12..................................     197M       198,896
   FNMA 254274
       6.00%, 03/01/12..................................     440M       450,223
   FNMA 649455
       6.00%, 05/01/12..................................     674M       689,865
   FNMA 254369
       6.00%, 06/01/12..................................     705M       721,389
   FNMA 679981
       6.00%, 06/01/12..................................     325M       332,148
   FNMA 254456
       6.00%, 08/01/12..................................   2,045M     2,092,746
   FNMA 254488
       6.00%, 09/01/12..................................   1,101M     1,126,149
   FNMA 254399
       6.50%, 06/01/12..................................   1,720M     1,779,231
   FNMA 254427
       6.50%, 07/01/12..................................   2,932M     3,029,863
   FNMA 254457
       6.50%, 07/01/12..................................     539M       556,738
   FNMA 254882
       5.00%, 08/01/13..................................     200M       199,140
   FNMA 254698
       6.50%, 01/01/13..................................     684M       707,233
   FNMA 255368
       5.50%, 07/01/14..................................     924M       931,180
                                                                    -----------
                                                                     21,228,947
                                                                    -----------
15-Year:
   FNMA 328089
       7.25%, 08/01/09..................................      96M        97,283
   FNMA 250441
       6.50%, 12/01/10..................................     112M       115,659
   FNMA 321199
       7.00%, 09/01/10..................................     120M       124,123
   FNMA 321573
       7.00%, 09/01/10..................................       2M         1,980
   FNMA 324087
       7.00%, 09/01/10..................................      45M        46,721
   FNMA 325432
       7.00%, 09/01/10..................................      76M        79,147
   FNMA 313758
       7.00%, 11/01/10..................................      26M        26,836
   FNMA 511846
       9.00%, 01/01/10..................................      13M        13,188
   FNMA 368198
       6.00%, 12/01/11..................................      31M   $    31,343
   FNMA 303943
       6.50%, 06/01/11..................................     310M       319,758
   FNMA 250613
       6.50%, 07/01/11..................................     134M       138,701
   FNMA 367201
       6.50%, 12/01/11..................................      51M        52,726
   FNMA 250781
       6.50%, 12/01/11..................................      56M        57,260
   FNMA 303902
       7.00%, 05/01/11..................................      71M        73,479
   FNMA 367202
       7.00%, 12/01/11..................................     128M       133,566
   FNMA 371330
       6.00%, 02/01/12..................................      21M        21,080
   FNMA 390784
       6.00%, 05/01/12..................................     130M       133,196
   FNMA 370468
       7.00%, 01/01/12..................................      82M        85,521
   FNMA 251300
       7.00%, 08/01/12..................................     166M       172,565
   FNMA 576800
       8.50%, 01/01/12..................................      57M        58,290
   FNMA 426453
       5.50%, 10/01/13..................................     411M       414,002
   FNMA 596145
       6.50%, 06/01/13..................................      56M        55,911
   FNMA 433301
       6.50%, 07/01/13..................................   1,005M     1,036,583
   FNMA 512520
       7.00%, 07/01/13..................................     446M       460,726
   FNMA 446787
       5.50%, 01/01/14..................................     833M       839,313
   FNMA 447881
       5.50%, 01/01/14..................................     293M       295,201
   FNMA 496015
       5.50%, 04/01/14..................................     179M       180,358
   FNMA 528088
       5.50%, 05/01/14..................................     499M       502,948
   FNMA 576789
       5.50%, 06/01/14..................................     232M       233,597
   FNMA 536814
       5.50%, 06/01/14..................................     834M       840,971
   FNMA 768628
       5.50%, 09/01/15..................................     667M       671,820
   FNMA 619191
       6.50%, 12/01/15..................................   1,178M     1,215,270
   FNMA 630985
       7.00%, 09/01/15..................................     865M       900,349
   FNMA 594601
       8.50%, 10/01/15..................................     128M       136,214
   FNMA 535777
       5.50%, 03/01/16..................................     720M       725,513
   FNMA 545298
       5.50%, 11/01/16..................................     604M       607,700
   FNMA 614920
       5.50%, 12/01/16..................................     695M       699,105
   FNMA 663227
       6.00%, 03/01/16..................................     832M       850,283
   FNMA 574598
       6.00%, 05/01/16..................................     613M       626,408
   FNMA 594602
       9.00%, 01/01/16..................................      39M   $    42,434
   FNMA 792797
       5.50%, 04/01/17..................................   1,315M     1,325,249
   FNMA 671380
       6.00%, 11/01/17..................................     432M       441,808
   FNMA 679165
       5.50%, 02/01/18..................................     470M       472,681
   FNMA 725284
       7.00%, 11/01/18..................................   7,964M     8,287,046
                                                                    -----------
                                                                     23,643,912
                                                                    -----------
20-Year:
   FNMA 190659
       7.00%, 02/01/14..................................     409M       429,149
   FNMA 190697
       7.00%, 03/01/14..................................     682M       715,103
   FNMA 251716
       10.50%, 03/01/18.................................      29M        30,742
                                                                    -----------
                                                                      1,174,994
                                                                    -----------
30-Year:
   FNMA 19953
       7.75%, 10/01/06..................................       3M         2,681
   FNMA 111330
       7.50%, 09/01/07..................................      19M        19,798
   FNMA 58241
       7.50%, 12/01/07..................................      21M        21,651
   FNMA 13481
       7.75%, 05/01/08..................................      12M        12,137
   FNMA 8213
       8.00%, 01/01/08..................................      35M        36,231
   FNMA 151964
       8.00%, 03/01/08..................................       3M         3,282
   FNMA 44045
       8.00%, 06/01/08..................................      22M        22,245
   FNMA 176044
       8.50%, 09/01/08..................................      24M        25,005
   FNMA 141789
       8.25%, 02/01/09..................................      35M        36,268
   FNMA 10134
       8.75%, 08/01/09..................................      21M        21,470
   FNMA 439
       9.00%, 06/01/09..................................       4M         3,671
   FNMA 23
       8.50%, 08/01/11..................................      10M        10,088
   FNMA 510095
       8.50%, 09/01/11..................................      53M        54,072
   FNMA 366221
       9.50%, 03/01/11..................................      53M        57,468
   FNMA 401612
       7.00%, 05/01/12..................................      86M        86,684
   FNMA 81692
       8.00%, 09/01/12..................................      59M        60,233
   FNMA 124871
       7.00%, 05/01/13..................................     396M       411,373
   FNMA 20497
       8.75%, 07/01/13..................................      16M        17,099
   FNMA 44046
       7.50%, 02/01/14..................................      17M        17,725
   FNMA 454727
       10.50%, 01/01/16.................................     103M       114,132
   FNMA 626664
       6.00%, 04/01/17..................................     480M       490,243

                                             See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
at November 30, 2005

                                                      Principal
                                                        Amount       Value
                                                      (M=$1,000)    (Note 1)
                                                      ---------- -------------
   FNMA 49584
       8.25%, 09/01/17...............................      62M   $      66,366
   FNMA 479421
       7.00%, 09/01/21...............................     147M         153,439
   FNMA 175123
       7.45%, 08/01/22...............................     154M         162,056
   FNMA 207530
       8.25%, 04/01/22...............................      14M          14,640
                                                                 -------------
                                                                     1,920,057
                                                                 -------------
Total Federal National Mortgage Association..........               67,670,186
                                                                 -------------
Government National Mortgage Association 6.2%
Mortgage-Backed Securities:
10-Year:
   GNMA 780306
       9.00%, 11/15/06...............................      422             425
   GNMA 780395
       7.00%, 12/15/07...............................      24M          24,155
   GNMA 634538
       6.00%, 09/15/14...............................   1,008M       1,034,572
   GNMA 634545
       6.50%, 09/15/14...............................     872M         903,892
                                                                 -------------
                                                                     1,963,044
                                                                 -------------
15-Year:
   GNMA 342810
       7.00%, 12/15/07...............................      29M          29,830
   GNMA 1785
       9.00%, 02/20/07...............................      319             329
   GNMA 364469
       6.00%, 11/15/08...............................      36M          36,765
   GNMA 352121
       6.50%, 08/15/08...............................      13M          13,253
   GNMA 342744
       6.50%, 08/15/08...............................      58M          59,193
   GNMA 326462
       6.50%, 10/15/08...............................     147M         149,812
   GNMA 370871
       6.50%, 10/15/08...............................      57M          58,616
   GNMA 348052
       7.00%, 03/15/08...............................       8M           7,935
   GNMA 364447
       7.00%, 03/20/08...............................      27M          27,130
   GNMA 339490
       7.00%, 04/15/08...............................       5M           5,385
   GNMA 343534
       7.50%, 01/15/08...............................      16M          16,141
   GNMA 339464
       8.00%, 01/15/08...............................      31M          31,782
   GNMA 354532
       6.00%, 01/15/09...............................      36M          37,071
   GNMA 345594
       6.00%, 03/15/09...............................      48M          49,421
   GNMA 366674
       6.00%, 03/15/09...............................      59M          60,398
   GNMA 388287
       6.00%, 03/15/09...............................      77M          78,963
   GNMA 355866
       6.00%, 04/15/09...............................      74M          75,384
   GNMA 360238
       6.00%, 04/15/09...............................      61M          62,540
   GNMA 366773
       6.00%, 04/15/09...............................      83M   $      84,647
   GNMA 371934
       6.00%, 04/15/09...............................      64M          65,469
   GNMA 375876
       6.00%, 04/15/09...............................      51M          51,797
   GNMA 378884
       6.00%, 04/15/09...............................      38M          39,049
   GNMA 385492
       6.00%, 04/15/09...............................      84M          85,769
   GNMA 780303
       6.50%, 02/15/09...............................      68M          69,221
   GNMA 391659
       6.50%, 04/15/09...............................     227M         233,026
   GNMA 780369
       7.00%, 09/15/09...............................     102M         104,779
   GNMA 415068
       6.00%, 01/15/11...............................      25M          25,221
   GNMA 780659
       7.50%, 08/15/12...............................      29M          30,083
   GNMA 780759
       6.50%, 04/15/13...............................     534M         553,329
   GNMA 462328
       6.50%, 04/15/13...............................     481M         498,704
   GNMA 456869
       6.50%, 05/15/13...............................      20M          21,213
   GNMA II 2542
       7.00%, 01/20/13...............................     132M         137,203
   GNMA 349029
       7.00%, 04/15/13...............................      26M          27,834
   GNMA 780859
       7.50%, 09/15/13...............................      35M          36,744
   GNMA 780978
       6.50%, 02/15/14...............................   3,270M       3,388,579
   GNMA 781109
       7.00%, 11/15/14...............................   6,999M       7,318,299
   GNMA 489953
       6.00%, 12/15/16...............................     126M         129,846
                                                                 -------------
                                                                    13,700,760
                                                                 -------------
20-Year:
   GNMA 234073
       9.25%, 12/15/07...............................       3M           3,294
   GNMA 248682
       9.75%, 06/15/10...............................      21M          22,536
   GNMA 628440
       7.00%, 04/15/24...............................   1,399M       1,474,504
                                                                 -------------
                                                                     1,500,334
                                                                 -------------
30-Year:
   GNMA 18324
       8.00%, 07/15/07...............................      13M          12,825
   GNMA 91758
       10.00%, 11/15/09..............................       1M           1,082
   GNMA 495
       10.00%, 02/20/16..............................      697             776
                                                                 -------------
                                                                        14,683
                                                                 -------------
Total Government National
  Mortgage Association...............................               17,178,821
                                                                 -------------
Total U.S. Government Agency Obligations
   (Cost $281,015,259)*..............................              277,954,463
                                                                 -------------
Excess of Liabilities
  Over Other Assets (0.1%)...........................            $    (245,163)
                                                                 -------------
Net Assets...........................................            $ 277,709,300
                                                                 =============

* Cost for federal income tax purposes is $281,015,429. At November 30, 2005 unrealized depreciation for federal income tax purposes aggregated $3,060,966 of which $163,121 related to appreciated securities and $3,224,087 related to depreciated securities.

   The estimated average maturity for certain mortgage-backed securities is shorter than the final maturity shown due to either published or proprietary prepayment assumptions.

                                             See Notes to Financial Statements.

  Sentinel Small Company Fund seeks growth of capital by investing mainly in common stocks of small-sized companies believed to have attractive growth potential and valuations.

                          Sentinel Small Company Fund

While stock selection accounted for 65% of our outperformance, our decision to overweight the energy sector versus the Russell 2000 was also a significant contributor to the Fund's performance.

The Sentinel Small Company Fund Class A was up 9.67% for the fiscal year ending November 30, 2005. This performance compared favorably with that of the Russell 2000 Index, which returned 8.14%, and was in line with the Morningstar Small Cap Growth category return of 9.74%. Small-cap stocks experienced significant volatility over the past fiscal year. In this erratic market, the Fund's good performance versus the Russell 2000 was largely driven by solid stock selection. While stock selection accounted for 65% of our outperformance, our decision to overweight the energy sector versus the benchmark was also a significant contributor to the Fund's performance, with energy being by far the best performing sector (up 41% in the Russell 2000 and up 46% in the Fund).

   For the fiscal year, the Fund's outperformance over the Russell 2000 can be largely attributed to our superior results in health care, information technology and energy. Our health care holdings did exceptionally well, with large gains in Cerner, Advanced Neuromodulation (bought out by St. Jude Medical), ICU Medical, and IDX Systems (acquired by General Electric). Within information technology, our good stock selection in software and services issues, as well as our low exposure to hardware and semiconductors, were the primary factors for the solid results in this sector. Top performers here included Activision, Digital Insight, Digitas, and Hyperion Solutions. As mentioned previously, the portfolio's energy weight and holdings were instrumental in helping the Fund outperform its benchmark. Superior Energy, Core Laboratories, Western Gas Resources and Tetra Technologies were notable contributors to both the absolute and relative performance of the Fund. Stock selection in the consumer discretionary sector was the only real weak spot during the period.

   Our focus on high quality small companies with solid financial metrics and maintaining a critical eye on valuation has helped the Fund weather the choppy markets that we have experienced over the past year. This conservative growth style has served our shareholders well in the past, and we are taking measures we consider prudent in aligning the Fund for continued long-term investment success. We appreciate your confidence, and we will do our very best to continue to help you achieve your investment goals.

/s/ Charles C. Schwartz
--------------------------
Charles C. Schwartz, CFA

Sentinel Small Company Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Small Company Fund Performance - Class A
Ten Years Ended November 30, 2005

                             [CHART APPEARS HERE]

                                                Morningstar
                                 Small Co. Fund    Small    Russell
                                   with/load      Growth     2000
                                 -------------- ----------- -------
            11/30/1995..........     10000         10000     10000
            11/30/1996..........     11589         12079     11651
            11/30/1997..........     14248         14545     14379
            11/30/1998..........     14629         11219     13427
            11/30/1999..........     16579         17642     15531
            11/30/2000..........     23135         18274     15441
            11/30/2001..........     24719         17069     16185
            11/30/2002..........     22976         13798     14470
            11/30/2003..........     29953         18157     19720
            11/30/2004..........     35208         20167     23124
            11/30/2005..........     38613         22132     25006

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+  An unmanaged index of stocks reflecting average prices in the stock market.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   9.67%     4.21%
5 Years.....................................................  10.79%     9.66%
10 Years....................................................  15.05%    14.47%

++  Sales charge applicable to year of initial investment.

Sentinel Small Company Fund Performance - Class B
April 1, 1996 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                                Morningstar
                                 Small Co. Fund    Small    Russell
                                 Class B shares   Growth     '2000
                                 -------------- ----------- -------
            4/1/1996............     10000         10000     10000
            11/30/1996..........     10622         11061     10801
            11/30/1997..........     12920         13306     13329
            11/30/1998..........     13133         12917     12447
            11/30/1999..........     14754         18884     14397
            11/30/2000..........     21100         19908     14313
            11/30/2001..........     22318         18360     15003
            11/30/2002..........     20515         15033     13413
            11/30/2003..........     26746         20271     18281
            11/30/2004..........     30894         21972     21436
            11/30/2005..........     33609         24112     23181

Note that Fund performance reflects all expenses, management fees but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average reflects expenses and management fees but no CDSC.

+  An unmanaged index of stocks reflecting average prices in the stock market.

Average Annual Total Return - Class B Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   8.79%     4.79%
3 Years.....................................................  17.88%    17.40%
5 Years.....................................................   9.76%     9.48%
Since Inception*............................................  13.36%    13.36%

++ Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.

*   4/1/96

Sentinel Small Company Fund Performance - Class C
July 9, 2001 inception through November 30, 2005

                             [CHART APPEARS HERE]

                                                Morningstar
                                 Small Co. Fund    Small    Russell
                                 Class C shares   Growth     '2000
                                 -------------- ----------- -------
            7/9/2001............     10000         10000     10000
            11/30/2001..........     10276          9543      9549
            11/30/2002..........      9457          7806      8537
            11/30/2003..........     12225         10532     11635
            11/30/2004..........     14253         11410     13643
            11/30/2005..........     15519         12522     14754

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average reflects expenses and management fees but no CDSC.

+   An unmanaged index of stocks reflecting average prices in the stock market.

Small company stocks can be more volatile than large company stocks.

Average Annual Total Return - Class C Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   8.75%     7.75%
3 Years.....................................................  17.90%    17.90%
Since Inception*............................................  10.49%    10.49%

++  1% contingent deferred sales charge applies in the first year.

*   7/9/01

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Small Company Fund

Sector Weightings
As a percentage of net assets as of 11/30/05

                                    [CHART]

Consumer Discretionary................................................... 15.1%
Consumer Staples.........................................................  3.7%
Energy...................................................................  9.4%
Financials............................................................... 13.2%
Health Care.............................................................. 15.3%
Industrials.............................................................. 17.6%
Information Technology................................................... 15.2%
Materials................................................................  5.4%
Cash and Other...........................................................  5.1%

Top Holdings as of 11/30/05

                                                                     Percent of
Description                                                          Net Assets
-----------                                                          ----------
Core Laboratories...................................................     2.1%
Superior Energy Services, Inc.......................................     1.8%
Toro Co.............................................................     1.8%
Kronos, Inc.........................................................     1.8%
Regis Corp..........................................................     1.8%
HCC Insurance Holdings, Inc.........................................     1.7%
Rare Hospitality Int'l., Inc........................................     1.6%
SCP Pool Corp.......................................................     1.6%
East West Bancorp, Inc..............................................     1.6%
Hyperion Solutions Corp.............................................     1.5%
                                                                        ----
   Total of Net Assets*.............................................    17.3%
                                                                        ----

*   Holdings vary. More complete holdings follow.

Investment in Securities
at November 30, 2005

                                                                      Value
                                                          Shares     (Note 1)
                                                         --------- ------------
Common Stocks 94.9%
Consumer Discretionary 15.1%
* Bright Horizons Family Solutions, Inc.................   393,900 $ 13,936,182
* Columbia Sportswear Co................................   182,600    8,487,248
* DSW, Inc..............................................     3,700       94,387
* Gildan Activewear, Inc................................   187,900    7,149,595
* Guitar Center, Inc....................................   222,600   11,739,924
Harte-Hanks, Inc........................................   600,000   15,756,000
K-Swiss, Inc. - Class A.................................   476,100   14,868,603
* LKQ Corp..............................................    16,000      521,440
* Men's Wearhouse, Inc..................................   266,500    7,808,450
* Quicksilver, Inc...................................... 1,315,000   16,148,200
* Rare Hospitality Int'l., Inc..........................   715,000   22,901,450
Regis Corp..............................................   615,000   24,569,250
SCP Pool Corp...........................................   559,620   21,786,007
* Sonic Corp............................................   645,000   19,085,550
* Timberland Co. - Class A..............................   455,000   15,055,950
Unifirst Corp...........................................   348,800   10,777,920
                                                                   ------------
                                                                    210,686,156
                                                                   ------------
Consumer Staples 3.7%
* BJ's Wholesale Club, Inc..............................   375,000    9,933,750
Casey's General Stores, Inc.............................   204,200    4,700,684
* Central Garden & Pet Co...............................   250,000   11,005,000
Church & Dwight, Inc....................................   590,000   19,599,800
* Ralcorp Holdings, Inc.................................   165,000    6,878,850
                                                                   ------------
                                                                     52,118,084
                                                                   ------------
Energy 9.4%
Cabot Oil & Gas Corp....................................   435,000   18,361,350
* Core Laboratories.....................................   793,700   28,970,050
* Oil States Int'l., Inc................................   440,600   15,006,836
* Remington Oil & Gas Corp..............................   175,000    5,855,500
* Superior Energy Services, Inc......................... 1,185,400   25,806,158
* TETRA Technologies, Inc...............................   665,000 $ 19,484,500
Western Gas Resources, Inc..............................   365,100   17,407,968
                                                                   ------------
                                                                    130,892,362
                                                                   ------------
Financials 13.2%
East West Bancorp, Inc..................................   575,000   21,758,000
Endurance Specialty Holdings Ltd........................   260,000    8,957,000
First Midwest Bancorp...................................   540,000   20,212,200
HCC Insurance Holdings, Inc.............................   765,000   23,370,750
Healthcare Realty Trust.................................   500,000   17,510,000
Lexington Corp. Properties Trust........................   407,000    8,665,030
Main Street Banks, Inc..................................   580,000   16,106,600
Raymond James Financial, Inc............................   220,500    7,990,920
RLI Corp................................................   341,700   17,836,740
UCBH Holdings, Inc...................................... 1,170,000   20,638,800
Westamerica Bancorporation..............................    99,900    5,458,536
Wilmington Trust Corp...................................   381,000   15,426,690
                                                                   ------------
                                                                    183,931,266
                                                                   ------------
Health Care 15.3%
* American Healthways, Inc..............................    30,600    1,358,946
* Arthrocare Corp.......................................   375,000   14,343,750
* Bio Rad Labs, Inc. - Class A..........................   250,000   14,605,000
* Biosite, Inc..........................................   280,000   16,514,400
* Cerner Corp...........................................   115,000   11,086,000
* Chattem, Inc..........................................   480,000   15,249,600
* Edwards Lifesciences Corp.............................   250,000    9,997,500
* First Horizon Pharmaceutical Corp.....................   995,000   17,531,900
* ICU Medical, Inc......................................   505,000   18,169,900
* IDEXX Laboratories, Inc...............................   145,000   10,374,750
* Integra Lifesciences Holdings.........................   455,000   16,625,700
* Lifeline Systems, Inc.................................   310,000   11,014,300
* Psychiatric Solutions, Inc............................   166,000 $  9,365,720
* Serologicals Corp.....................................   866,900   17,407,352
* Sybron Dental Specialties, Inc........................   426,300   18,646,362
* United Surgical Partners Int'l., Inc..................   340,000   11,801,400
                                                                   ------------
                                                                    214,092,580
                                                                   ------------
Industrials 17.6%
ABM Industries, Inc.....................................   335,000    7,219,250
Clarcor, Inc............................................   490,000   14,538,300
Curtiss-Wright Corp.....................................   235,000   13,771,000
* Dionex Corp...........................................   196,300    9,271,249
* Esco Technologies, Inc................................   400,000   17,200,000
G&K Services, Inc. - Class A............................   400,000   15,336,000
* Genlyte Group, Inc....................................   175,000    9,222,500
Heartland Express, Inc..................................   910,000   19,392,100
HEICO Corp..............................................   500,000    9,025,000
IDEX Corp...............................................   365,000   16,111,100
* Moog, Inc. - Class A..................................   650,000   19,038,500
MSC Industrial Direct Co. - Class A.....................   525,000   20,522,250
Teleflex, Inc...........................................   155,000   10,256,350
Toro Co.................................................   635,000   25,520,650
* Waste Connections, Inc................................   615,000   21,426,600
* West Corp.............................................   470,000   18,644,900
                                                                   ------------
                                                                    246,495,749
                                                                   ------------
Information Technology 15.2%
* Aeroflex, Inc......................................... 1,125,000   12,341,250
* Ansys, Inc............................................   300,000   12,606,000
Cognex Corp.............................................   220,000    6,806,800
* Diodes, Inc...........................................   185,000    7,468,450
* FormFactor, Inc.......................................   425,000   11,925,500
* Hyperion Solutions Corp...............................   405,000   21,444,750
* Kronos, Inc...........................................   525,000   24,848,250
Methode Electronics, Inc................................   297,400    3,107,830
* Mettler-Toledo Int'l..................................   200,000   11,416,000
* Perot Systems Corp. - Class A......................... 1,195,000   16,610,500
Plantronics, Inc........................................   625,000   17,262,500

                                             See Notes to Financial Statements.

Sentinel Small Company Fund
at November 30, 2005

                                                                    Value
                                                       Shares      (Note 1)
                                                     ---------- --------------
* Power Integrations, Inc...........................  425,000   $    9,269,250
* Semtech Corp......................................  885,000       17,620,350
* Serena Software, Inc..............................  455,000       10,665,200
* Tekelec...........................................  710,000        9,230,000
* Trimble Navigation Ltd............................  595,000       19,385,100
                                                                --------------
                                                                   212,007,730
                                                                --------------
Materials 5.4%
Aptargroup, Inc.....................................  375,000       20,568,750
Carpenter Technology Corp...........................  310,000       20,320,500
* Comstock Resources, Inc...........................  250,000        7,667,500
MacDermid, Inc......................................  385,000       10,937,850
The Scotts Miracle-Gro Co...........................  344,400       16,159,248
                                                                --------------
                                                                    75,653,848
                                                                --------------
Total Common Stocks
   (Cost $1,079,645,586)............................             1,325,877,775
                                                                --------------

                                                     Principal
                                                       Amount       Value
                                                     (M=$1,000)    (Note 1)
                                                     ---------- --------------
Corporate Short-Term Notes 3.8%
Barclays US Funding
   4%, 12/06/05.....................................  10,000M   $    9,994,444
Barclays US Funding
   4.01%, 12/14/05..................................   6,000M        5,991,312
Chevron Oil Finance
   3.95%, 12/01/05..................................   5,900M        5,900,000
UBS Finance
   3.99%, 12/07/05..................................  10,000M        9,993,350
UPS, Inc.
   3.92%, 12/02/05..................................  11,000M       10,998,802
Wells Fargo & Co.
   4.06%, 12/12/05..................................  11,000M       10,986,354
                                                                --------------
Total Corporate Short-Term Notes
   (Cost $53,864,262)...............................                53,864,262
                                                                --------------
U.S. Government Agency Obligations 2.1%
Federal Home Loan Bank
   3.9%, 12/05/05...................................   5,000M        4,997,833
Federal Home Loan Bank
   3.925%, 12/09/05.................................  18,000M       17,984,300
Federal Home Loan Bank
   3.96%, 12/16/05..................................   6,000M        5,990,100
                                                                --------------
Total U.S. Government Agency Obligations
   (Cost $28,972,233)...............................                28,972,233
                                                                --------------
Total Investments
   (Cost $1,162,482,081)**..........................             1,408,714,270
Excess of Liabilities Over Other Assets (0.8%)......               (11,401,540)
                                                                --------------
Net Assets..........................................            $1,397,312,730
                                                                ==============

*   Non-Income producing

** Cost for federal income tax purposes is $1,163,703,561. At November 30, 2005 net unrealized appreciation for federal income tax purposes aggregated $245,010,709 of which $266,951,132 related to appreciated securities and $21,940,423 related to depreciated securities.

                                             See Notes to Financial Statements.

  Sentinel Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds that are exempt from federal income taxes.

                         Sentinel Tax-Free Income Fund

While long-term municipal interest rates were unchanged during the fiscal year, short-term interest rates were driven sharply higher by the Federal Reserve in an effort to dampen inflationary expectations in the economy.

For the fiscal year ended November 30, 2005, the Sentinel Tax-Free Income Fund Class A produced a total return of 1.53%. Its peer groups, the Lipper General Municipal Debt Funds and Morningstar Municipal National Long categories, produced average returns of 3.29% and 3.41%, respectively, for the same period. By comparison, the Lehman Municipal Bond Index returned 3.88%.

   While long-term municipal interest rates were unchanged during the fiscal year, short-term interest rates were driven sharply higher by the Federal Reserve in an effort to dampen inflationary expectations in the economy. The hurricanes that struck the Gulf coast of the United States within a month of each other disrupted economic activity in the region, and opened up a debate among market professionals about the long-term consequences of the event. Municipal finance experts are struggling to understand the degree to which the economic disruption will cause financial stress on issuers of municipal bonds in Louisiana and Mississippi. A major rebuilding effort of the affected areas should begin in 2006, which in all likelihood will be funded by the sale of public purpose municipal bonds.

   As of November 30, 2005, the Fund's effective duration was 7.6 years. The credit quality of the portfolio remained strong, with an average credit rating of AA. The assets of the Fund have been distributed across multiple sectors and names for credit diversification. The differential between short term and long term municipal interest rates narrowed throughout the year, which generated strong total returns for long-term securities relative to intermediate maturity securities. The Fund's relative performance was negatively impacted by the distribution of securities across the maturity spectrum of the yield curve, versus a strategy of investing in a combination of short-term and long-term bonds while underweighting the 10-year sector.

   We expect to continue to seek out opportunities in the tax-exempt fixed-income markets, while positioning the Fund to achieve its goal of providing shareholders with a relatively high level of current income exempt from federal income taxes.


/s/ Kenneth J. Hart
--------------------------
Kenneth J. Hart

Sentinel Tax-Free Income Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Tax-Free Income Fund Performance - Class A
Ten Years Ended November 30, 2005

                             [CHART APPEARS HERE]

                        Tax-Free                     Lehman   Lipper's Gen'l
                         Income   Morningstar Muni Municipal  Municipal Debt
                        with/load  National Long   Bond Index   Fund Avg.
                        --------- ---------------- ---------- --------------
   11/30/1995..........   10000        10000         10000        10000
   11/30/1996..........   10014        10505         10588        10491
   11/30/1997..........   10701        11235         11347        11199
   11/30/1998..........   11498        12010         12227        11969
   11/30/1999..........   11177        11584         12096        11548
   11/30/2000..........   12039        12440         13086        12416
   11/30/2001..........   13021        13410         14231        13345
   11/30/2002..........   13661        14067         15131        14047
   11/30/2003..........   14340        14972         16137        14929
   11/30/2004..........   14585        15476         16795        15440
   11/30/2005..........   14809        16005         17447        15947

Note that Fund performance reflects the maximum 4% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average reflects expenses and management fees but no sales charge.

+   An unmanaged index of bonds reflecting average prices in the bond market.

Average Annual Total Return - Class A Shares
Through 11/30/05

                                                             Net Asset Offering
Period                                                         Value   Price++
------                                                       --------- --------
1 Year......................................................   1.53%    -2.51%
5 Years.....................................................   4.23%     3.38%
10 Years....................................................   4.43%     4.00%

++  Sales charge applicable to year of initial investment.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions. Income may be subject to the Alternative Minimum Tax (AMT). Capital gains, if any, will be subject to capital gains taxes.

Sentinel Tax-Free Income Fund

Portfolio Weightings by State
As a percentage of net assets as of 11/30/05
Average Effective Duration (for all Bonds) 7.6 years**

                                    [CHART]

Alabama..................................................................  2.1%
California............................................................... 12.6%
Colorado.................................................................  1.1%
District of Columbia.....................................................  2.9%
Florida.................................................................. 13.2%
Georgia..................................................................  1.5%
Illinois.................................................................  3.5%
Indiana..................................................................  1.1%
Kansas...................................................................  2.8%
Louisiana................................................................  3.6%
Maine....................................................................  1.4%
Massachusetts............................................................  2.1%
Michigan.................................................................  3.6%
New Mexico...............................................................  1.0%
New York.................................................................  1.7%
North Carolina...........................................................  1.1%
Ohio.....................................................................  2.9%
Pennsylvania.............................................................  9.0%
South Carolina...........................................................  1.2%
Tennessee................................................................  3.3%
Texas.................................................................... 14.8%
Utah.....................................................................  0.4%
Vermont..................................................................  7.2%
Virginia.................................................................  2.2%
Wisconsin................................................................  2.3%
Cash and Other...........................................................  1.4%

Top Holdings as of 11/30/05

                                                            Maturity Percent of
Description                                          Coupon   Date   Net Assets
-----------                                          ------ -------- ----------
Orange County Housing Finance Auth..................  5.65% 12/01/17     4.9%
Vermont Education & Health Bldgs. Fin...............   5.5% 07/01/18     4.8%
Allegheny Cnty. Indl. Dev. Auth. (MBIA).............     5% 11/01/29     3.4%
San Jose Fin. Auth. Lease Rev. (AMBAC)..............     5% 06/01/32     3.1%
DC Revenue-A-World Wildlife (AMBAC).................     6% 07/01/16     2.9%
Ohio State Building Auth............................     5% 04/01/22     2.9%
Fort Bend Cnty. Municipal Utilities (FGIC)..........     5% 10/01/25     2.8%
Butler County Union School District (FSA)...........     5% 09/01/29     2.8%
Reedy Creek Improvement Dist........................     5% 06/01/23     2.6%
Louisiana Stadium & Expo. Dist. (FGIC)..............  4.75% 07/01/21     2.6%
                                                                        ----
   Total of Net Assets*.............................                    32.8%
                                                                        ----

*   Holdings vary. More complete holdings follow.

** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2005

                                                          Principal
                                                            Amount     Value
                                                          (M=$1,000)  (Note 1)
                                                          ---------- ----------
Bonds 98.6%
Alabama 2.1%
Auburn Capital Improvements
   5%, 08/01/30 (FGIC)...................................   1,000M   $1,036,370
                                                                     ----------
California 12.6%
California State G/O
   5%, 02/01/22 (MBIA)...................................   1,000M    1,036,360
California State Variable Purpose
   5%, 02/01/23..........................................   1,000M    1,034,640
Riverside, CA Cert. of Part.
   5%, 09/01/28 (AMBAC)..................................   1,000M    1,031,640
San Francisco Bay Area Sales Tax (P/R)
   5%, 07/01/28 (AMBAC)..................................     320M      337,382
San Francisco Bay Area Sales Tax (U/R)
   5%, 07/01/28 (AMBAC)..................................     180M      184,379
San Jose Fin. Auth. Lease Rev.
   5%, 06/01/32 (AMBAC)..................................   1,500M    1,535,865
Tustin Univ. School Dist.
   5%, 09/01/38 (FSA)....................................   1,000M    1,021,140
                                                                     ----------
                                                                      6,181,406
                                                                     ----------
Colorado 1.1%
Douglas Cnty. School Dist.
   5%, 12/15/30 (FSA)....................................     500M      518,375
                                                                     ----------
District of Columbia 2.9%
DC Revenue-A-World Wildlife
   6%, 07/01/16 (AMBAC)..................................   1,310M    1,447,878
                                                                     ----------
Florida 13.2%
Orange Cnty. Healthcare Facs. Auth. (ETM)
   6.25%, 10/01/13 (MBIA)................................   1,060M   $1,237,369
Orange Cnty. Housing Finance Auth.
   5.65%, 12/01/17.......................................   2,360M    2,422,588
Orlando Capital Improvements Spl. Rev.
   4.75%, 10/01/22.......................................   1,000M    1,015,650
Reedy Creek Improvement Dist.
   5%, 06/01/23..........................................   1,215M    1,275,859
South Miami Health Facs.
   5.25%, 11/15/33.......................................     500M      515,290
                                                                     ----------
                                                                      6,466,756
                                                                     ----------
Georgia 1.5%
Athens-Clarke Cnty. Univ. Gov't.
   5%, 12/15/19 (AMBAC)..................................     690M      724,569
                                                                     ----------
Illinois 3.5%
Illinois Sports Facs.
   5%, 06/15/32 (AMBAC)..................................   1,000M    1,027,120
Metropolitan Pier & Exposition Ref. Bds.
   5.5%, 06/15/18 (FGIC).................................     625M      708,081
                                                                     ----------
                                                                      1,735,201
                                                                     ----------
Indiana 1.1%
Indiana Trans. Fin. Auth. Hwy.
   5.25%, 06/01/19 (FSA).................................     500M      548,230
                                                                     ----------
Kansas 2.8%
Butler County Union School District
   5%, 09/01/29 (FSA)....................................   1,315M   $1,365,246
                                                                     ----------
Louisiana 3.6%
Louisiana Pub. Facs. Auth. Rev.
   5.25%, 07/01/33 (MBIA)................................     505M      529,477
Louisiana Stadium & Expo. Dist.
   4.75%, 07/01/21 (FGIC)................................   1,250M    1,267,050
                                                                     ----------
                                                                      1,796,527
                                                                     ----------
Maine 1.4%
Maine State Tpk. Auth. Rev.
   5%, 07/01/27 (FSA)....................................     645M      670,968
                                                                     ----------
Massachusetts 2.1%
Massachusetts State Dev. Fin. Agency
   5%, 10/01/28..........................................     500M      519,210
Massachusetts State Wtr. Pollutn.
   5%, 08/01/34..........................................     500M      516,280
                                                                     ----------
                                                                      1,035,490
                                                                     ----------
Michigan 3.6%
Michigan Mun. Clean Water Auth.
   5.25%, 10/01/18.......................................   1,000M    1,074,500
Otsego Public School Dist.
   5%, 05/01/34 (FSA)....................................     680M      703,066
                                                                     ----------
                                                                      1,777,566
                                                                     ----------

                                             See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
at November 30, 2005

                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 1)
                                                         ---------- -----------
New Mexico 1.0%
University of New Mexico
   5%, 06/01/32.........................................     500M   $   512,515
                                                                    -----------
New York 1.7%
New York, NY G/O
   5.75%, 02/01/08......................................     800M       815,152
                                                                    -----------
North Carolina 1.1%
Charlotte, North Carolina G/O
   5%, 02/01/23.........................................     500M       527,275
                                                                    -----------
Ohio 2.9%
Ohio State Building Auth.
   5%, 04/01/22.........................................   1,345M     1,403,360
                                                                    -----------
Pennsylvania 9.0%
Allegheny Cnty. Indl. Dev. Auth.
   5%, 11/01/29 (MBIA)..................................   1,635M     1,690,835
Lancaster Area Sewer Auth. Rev.
   5%, 04/01/23 (MBIA)..................................     750M       785,828
Northern Tioga School Dist.
   5%, 03/01/18 (FSA)...................................     560M       594,109
Pennsylvania State Ind. Dev. Auth. Econ.
   5.5%, 07/01/21 (AMBAC)...............................     750M       819,300
Red Lion Area School Dist.
   5%, 02/01/22 (FSA)...................................     500M       525,460
                                                                    -----------
                                                                      4,415,532
                                                                    -----------
South Carolina 1.2%
Horry Cnty. G/O
   5%, 03/01/17 (MBIA)..................................     555M       591,991
                                                                    -----------
Tennessee 3.3%
Memphis Electric Systems
   5%, 12/01/11 (MBIA)..................................   1,025M     1,101,690
Memphis Electric Systems
   5%, 12/01/15 (MBIA)..................................     500M       531,790
                                                                    -----------
                                                                      1,633,480
                                                                    -----------
Texas 14.8%
Fort Bend Cnty. Municipal Utilities
   5%, 10/01/25 (FGIC)..................................   1,330M     1,381,272
Granbury Independent School District
   5%, 08/01/27.........................................   1,000M     1,038,750
Keller Higher Ed. Facs. Corp.
   5.25%, 06/01/21 (AGIC)...............................     500M       516,635
La Feria Indpt. School Dist.
   5%, 02/15/37 (AGIC)..................................   1,000M     1,026,630
North Central Texas Health
   6.25%, 05/15/10......................................   1,000M     1,097,160
Pflugerville Ctfs. Obligation-Ser. A
   5%, 08/01/33 (FGIC)..................................   1,000M     1,024,860
Robstown Indpt. School Dist.
   5.25%, 02/15/34......................................     500M       526,130
Sunnyvale School Dist.
   5.25%, 02/15/18......................................     630M       679,046
                                                                    -----------
                                                                      7,290,483
                                                                    -----------
Utah 0.4%
Weber Cnty. Mun. Bldg. Auth. (P/R)
   5.75%, 12/15/19 (MBIA)...............................     180M   $   190,483
                                                                    -----------
Vermont 7.2%
Vermont Education & Health Bldgs. Fin.
   5.5%, 07/01/18.......................................   2,295M     2,381,889
Vermont Education & Health Bldgs. Fin.
   5.375%, 01/01/23.....................................   1,165M     1,169,112
                                                                    -----------
                                                                      3,551,001
                                                                    -----------
Virginia 2.2%
Portsmouth, VA G/O
   4.5%, 04/01/31 (MBIA)................................   1,080M     1,059,124
                                                                    -----------
Wisconsin 2.3%
Wisconsin State Clean Water Rev. Bds.
   5%, 06/01/20.........................................   1,090M     1,141,045
                                                                    -----------
Total Investments
   (Cost $48,280,039)*..................................             48,436,023

Excess of Other Assets Over Liabilities 1.4%............                680,936
                                                                    -----------
Net Assets..............................................            $49,116,959
                                                                    ===========

* Cost for federal income tax purposes is the same. At November 30, 2005, net unrealized appreciation for federal income tax purposes aggregated $155,984 of which $521,240 related to appreciated securities and $365,256 related to depreciated securities.

   The following abbreviations are used in the portfolio descriptions:

   (AGIC) - Asset Guaranty Insurance Company

   (AMBAC) - Guaranteed by AMBAC Indemnity Corp

   (ETM) - Escrowed to Maturity

   (FGIC) - Guaranteed by Financial Guaranty Insurance Co

   (FSA) - Guaranteed by Financial Security Assurance Inc

   (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp

   (P/R) - Prerefunded

   (U/R) - Unrefunded

   G/O - General Obligation Bond

                                             See Notes to Financial Statements.

   Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury.

                   Sentinel U.S. Treasury Money Market Fund

The Sentinel U. S. Treasury Money Market Fund ended the 2005 fiscal year with net assets of $86.8 million, a 3.8% increase from the previous fiscal year. The Fund's maturity remained unchanged at 12 days. The Fund's Class A shares 7-day yield increased 207 basis points to 3.13%.

During the 12-month period ended November 30, 2005, short-term interest rates increased on eight rate hikes administered by the Federal Reserve Board. By the end of the fiscal year, the Federal Funds rate jumped 200 basis points to 4.00%. Due to the Federal Reserve's intervention, the prime and discount rates gained 200 basis points, bringing them to 7.00% and 5.00%, respectively. On average, 90-day certificates of deposit and commercial paper rose 200 basis points to yield 4.35%. The 90-day Treasury bill surged 171 basis points to yield 3.94%.

   The Sentinel U. S. Treasury Money Market Fund ended the 2005 fiscal year with net assets of $86.8 million, a 3.8% increase from the previous fiscal year. The Fund's maturity remained unchanged at 12 days. The Fund's Class A shares 7-day yield increased 207 basis points to 3.13%; its Class B shares 7-day yield increased 222 basis points to 2.77%.


/s/ Darlene A. Coppola
--------------------------
Darlene A. Coppola

Sentinel U.S. Treasury Money Market Fund

Portfolio Weightings
As a percentage of net assets as of 11/30/05

                                    [CHART]

Cash and Other...........................................................  3.3%
U.S. Treasury Obligations................................................ 90.5%
U.S. Treasury Institutional Funds........................................  6.2%

Investment in Securities
at November 30, 2005

                                                         Principal
                                                           Amount     Value
                                                         (M=$1,000)  (Note 1)
                                                         ---------- -----------
U.S. Treasury Obligations 90.5%
U.S. Treasury Bill
   3.52% 12/01/05.......................................     8000M  $ 8,000,000
U.S. Treasury Bill
   3.7%, 12/01/05.......................................   10,000M   10,000,000
U.S. Treasury Bill
   3.83%, 12/08/05......................................   13,000M   12,990,319
U.S. Treasury Bill
   3.9175%, 12/15/05....................................    7,700M    7,688,269
U.S. Treasury Bill
   3.925%, 12/15/05.....................................   20,000M   19,969,472
U.S. Treasury Bill
   3.86%, 12/22/05......................................    5,000M    4,988,742
U.S. Treasury Bill
   3.9%, 12/22/05.......................................   15,000M   14,965,875
                                                                    -----------
Total U.S. Treasury Obligations
   (Amortized Cost $78,602,677).........................             78,602,677
                                                                    -----------

                                                                      Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
U.S. Treasury Institutional Funds 6.2%
BlackRock Provident Institutional Funds
   Treasury Fund #60.................................... 1,270,000  $ 1,270,000
Federated Funds Treasury Obligations
   Fund Institutional Shares #68........................ 4,070,000    4,070,000
                                                                    -----------
Total U.S. Treasury Institutional Funds
   (Amortized Cost $5,340,000)..........................              5,340,000
                                                                    -----------
Total Investments
   (Amortized Cost $83,942,677)*........................             83,942,677

Excess of Other Assets Over Liabilities 3.3%............              2,898,451
                                                                    -----------
Net Assets..............................................            $86,841,128
                                                                    ===========

*  Also cost for federal income tax purposes.

                                             See Notes to Financial Statements.

Statement of Assets and Liabilities
at November 30, 2005

                                                    Capital
                                                    Markets     Capital                    Government   High Yield
                                       Balanced     Income    Opportunity^  Common Stock   Securities      Bond
                                     ------------ ----------- ------------ -------------- ------------ ------------
Assets
Investments at value................ $296,655,767 $68,769,101 $88,530,234  $1,133,972,146 $204,038,009 $137,282,758
Cash and cash equivalents...........      609,035          --     196,631         357,299       46,519      149,597
Receivable for securities sold......    6,581,667  11,918,712     811,284              --   10,153,183    1,447,059
Receivable for fund shares sold.....      119,990      74,754      45,781         464,692      391,394      135,591
Receivable for interest.............      477,550     536,580          --              --      979,216    2,662,785
Receivable for foreign interest.....           --     184,226          --              --           --           --
Receivable for dividends............      424,354      50,267     154,563       2,477,347           --           --
                                     ------------ ----------- -----------  -------------- ------------ ------------
   Total Assets.....................  304,868,363  81,533,640  89,738,493   1,137,271,484  215,608,321  141,677,790
                                     ------------ ----------- -----------  -------------- ------------ ------------
Liabilities
Payable to custodian bank - line of
  credit............................           --          --          --              --           --           --
Payable for securities purchased....    9,108,021   1,550,839          --              --   10,218,896    1,311,686
Payable for fund shares
  repurchased.......................      256,069     138,696      19,865         713,349      279,207      833,582
Income dividend payable.............           --          --          --              --           --           --
Accrued expenses....................      169,205      22,421      17,900         436,386       78,708       22,365
Management fee payable..............      138,364      39,358      55,951         509,552       84,860       84,874
Distribution fee payable (Class A
  Shares)...........................       58,973      11,680      15,217         262,462       33,748       17,812
Distribution fee payable (Class B
  Shares)...........................       22,157      10,577      12,569          44,129           --       17,692
Distribution fee payable (Class C
  Shares)...........................        5,244       6,732       2,693           7,724           --        8,831
Distribution fee payable (Class D
  Shares)...........................        7,105          --          --              --           --           --
Distribution fee payable (Class S
  Shares)...........................           --          --          --              --           --           --
Fund service fee payable............       38,115       8,459      13,910          97,703       22,010       19,088
Deferred Compensation...............       30,337       4,465      11,560         121,893       22,922       15,063
                                     ------------ ----------- -----------  -------------- ------------ ------------
   Total Liabilities................    9,833,590   1,793,227     149,665       2,193,198   10,740,351    2,330,993
                                     ------------ ----------- -----------  -------------- ------------ ------------
Net Assets Applicable to All
  Outstanding Shares................ $295,034,773 $79,740,413 $89,588,828  $1,135,078,286 $204,867,970 $139,346,797
                                     ============ =========== ===========  ============== ============ ============
Net Asset Value and Maximum
  Offering Price Per Share Class A
  Shares*
   Net Assets Applicable to
     Class A Shares /............... $239,881,981 $55,828,858 $71,063,348  $1,071,523,326 $204,867,970 $107,307,524
                                     ------------ ----------- -----------  -------------- ------------ ------------
   Shares Outstanding...............   14,239,398   4,890,722   4,655,572      34,345,577   20,114,308   13,579,473
   Net Asset Value per Share........ $      16.85 $     11.42 $     15.26  $        31.20 $      10.19 $       7.90
   Sales Charge**...................         0.89        0.60        0.80            1.64         0.21         0.33
                                     ------------ ----------- -----------  -------------- ------------ ------------
   Maximum Offering Price........... $      17.74 $     12.02 $     16.06  $        32.84 $      10.40 $       8.23
                                     ============ =========== ===========  ============== ============ ============
Class B Shares*
   Net Assets Applicable to Class
     B Shares /..................... $ 27,012,461 $14,036,762 $15,300,998  $   53,969,561          N/A $ 21,509,986
                                     ------------ ----------- -----------  -------------- ------------ ------------
   Shares Outstanding...............    1,597,442   1,232,679   1,028,273       1,761,598          N/A    2,729,462
   Net Asset Value per
     Share***....................... $      16.91 $     11.39 $     14.88  $        30.64          N/A $       7.88
                                     ============ =========== ===========  ============== ============ ============
Class C Shares*
   Net Assets Applicable to Class
     C Shares /..................... $  6,448,585 $ 9,874,793 $ 3,224,482  $    9,585,399          N/A $ 10,529,287
                                     ------------ ----------- -----------  -------------- ------------ ------------
   Shares Outstanding...............      382,565     867,177     227,638         314,018          N/A    1,319,942
   Net Asset Value per
     Share***....................... $      16.86 $     11.39 $     14.16  $        30.53          N/A $       7.98
                                     ============ =========== ===========  ============== ============ ============
Class D Shares*
   Net Assets Applicable to Class
     D Shares /..................... $ 21,691,746         N/A         N/A             N/A          N/A          N/A
                                     ------------ ----------- -----------  -------------- ------------ ------------
   Shares Outstanding...............    1,289,321         N/A         N/A             N/A          N/A          N/A
   Net Asset Value per
     Share***....................... $      16.82         N/A         N/A             N/A          N/A          N/A
                                     ============ =========== ===========  ============== ============ ============
Class S Shares*
   Net Assets Applicable to Class S
     Shares /.......................          N/A         N/A         N/A             N/A          N/A          N/A
                                     ------------ ----------- -----------  -------------- ------------ ------------
   Shares Outstanding...............          N/A         N/A         N/A             N/A          N/A          N/A
   Net Asset Value per
     Share***.......................          N/A         N/A         N/A             N/A          N/A          N/A
                                     ============ =========== ===========  ============== ============ ============

See Notes to Financial Statement.

                            New York   Pennsylvania    Short                                U.S. Treasury
International   Mid Cap     Tax-Free     Tax-Free     Maturity       Small       Tax-Free       Money
   Equity       Growth       Income       Trust      Government     Company       Income       Market
------------- ------------ ----------- ------------ ------------ -------------- ----------- -------------
$127,023,991  $194,244,704 $28,488,976 $25,492,730  $277,954,463 $1,408,714,270 $48,436,023  $83,942,677
   1,204,112       124,207     137,969          46            56        273,305          42      209,873
      29,893       784,891          --          --        27,904      7,925,705      94,822           --
     100,660     1,046,076          --          --       322,422      2,069,176       8,228    3,033,131
          --            --     420,599     394,921     1,350,418             --     814,351           --
          --            --          --          --            --             --          --           --
     378,758        51,340       2,203          --            --        603,516          --       18,668
------------  ------------ ----------- -----------  ------------ -------------- -----------  -----------
 128,737,414   196,251,218  29,049,747  25,887,697   279,655,263  1,419,585,972  49,353,466   87,204,349
------------  ------------ ----------- -----------  ------------ -------------- -----------  -----------
          --            --          --      54,300       257,100             --     176,700           --
     185,174            --          --          --            --     12,703,925          --           --
      87,961        53,493          --     113,036     1,372,088      7,717,143       6,348       62,337
          --            --          --          --            --             --          --      212,082
      60,137       120,177       8,398       9,668        52,702        425,258      13,486       36,860
      60,493        90,995      11,989      11,707       117,907        653,422      20,533       27,846
      28,029        39,330       4,770       4,257        76,954        267,664       8,185           --
       9,943        20,165          --          --            --        119,890          --           --
       2,356         3,962          --          --            --        129,149          --           --
          --            --          --          --            --             --          --           --
          --            --          --          --        11,246             --          --           --
      21,745        33,175       1,174       4,083        25,152        163,474       3,436       13,078
      12,127        19,022       3,346      41,963        32,814         93,317       7,819       11,018
------------  ------------ ----------- -----------  ------------ -------------- -----------  -----------
     467,965       380,319      29,677     239,014     1,945,963     22,273,242     236,507      363,221
------------  ------------ ----------- -----------  ------------ -------------- -----------  -----------
$128,269,449  $195,870,899 $29,020,070 $25,648,683  $277,709,300 $1,397,312,730 $49,116,959  $86,841,128
============  ============ =========== ===========  ============ ============== ===========  ===========
$113,349,053  $166,181,371 $29,020,070 $25,648,683  $259,385,816 $1,092,185,859 $49,116,959  $82,961,121
------------  ------------ ----------- -----------  ------------ -------------- -----------  -----------
   6,077,661    10,513,746   2,387,699   1,997,699    28,596,442    135,820,930   3,840,503   82,961,121
$      18.65  $      15.81 $     12.15 $     12.84  $       9.07 $         8.04 $     12.79  $      1.00
        0.98          0.83        0.51        0.54          0.09           0.42        0.53           --
------------  ------------ ----------- -----------  ------------ -------------- -----------  -----------
$      19.63  $      16.64 $     12.66 $     13.38  $       9.16 $         8.46 $     13.32  $      1.00
============  ============ =========== ===========  ============ ============== ===========  ===========
$ 12,053,613  $ 24,820,105         N/A         N/A           N/A $  147,266,080         N/A  $ 3,880,007
------------  ------------ ----------- -----------  ------------ -------------- -----------  -----------
     662,755     1,715,022         N/A         N/A           N/A     20,923,874         N/A    3,880,007
$      18.19  $      14.47         N/A         N/A           N/A $         7.04         N/A  $      1.00
============  ============ =========== ===========  ============ ============== ===========  ===========
$  2,866,783  $  4,869,423         N/A         N/A           N/A $  157,860,791         N/A          N/A
------------  ------------ ----------- -----------  ------------ -------------- -----------  -----------
     157,057       331,661         N/A         N/A           N/A     20,488,113         N/A          N/A
$      18.25  $      14.68         N/A         N/A           N/A $         7.70         N/A          N/A
============  ============ =========== ===========  ============ ============== ===========  ===========
         N/A           N/A         N/A         N/A           N/A            N/A         N/A          N/A
------------  ------------ ----------- -----------  ------------ -------------- -----------  -----------
         N/A           N/A         N/A         N/A           N/A            N/A         N/A          N/A
         N/A           N/A         N/A         N/A           N/A            N/A         N/A          N/A
============  ============ =========== ===========  ============ ============== ===========  ===========
         N/A           N/A         N/A         N/A  $ 18,323,484            N/A         N/A          N/A
------------  ------------ ----------- -----------  ------------ -------------- -----------  -----------
         N/A           N/A         N/A         N/A     2,020,759            N/A         N/A          N/A
         N/A           N/A         N/A         N/A  $       9.07            N/A         N/A          N/A
============  ============ =========== ===========  ============ ============== ===========  ===========

                  See Page 68 for notes to Statement of Assets and Liabilities.

at November 30, 2005

                                                   Capital
                                                   Markets     Capital                     Government    High Yield
                                      Balanced     Income    Opportunity^   Common Stock   Securities       Bond
                                    ------------ ----------- ------------  -------------- ------------  ------------
Net Assets Represent
Capital stock at par value......... $    175,087 $    69,906 $     59,115  $      364,212 $    201,143  $    176,289
Paid-in capital....................  235,774,743  76,377,081  163,775,156     729,340,156  218,018,988   158,251,807
Accumulated undistributed
  (distributions in excess of) net
  investment income................      761,773     320,390      (11,558)      1,592,160       94,427       228,816
Accumulated undistributed net
  realized gain (loss) on
  investments......................    5,526,619   1,226,693  (83,885,982)     47,868,480  (12,093,952)  (19,979,938)
Unrealized appreciation
  (depreciation) of investments and
  foreign exchange.................   52,796,551   1,746,343    9,652,097     355,913,278   (1,352,636)      669,823
                                    ------------ ----------- ------------  -------------- ------------  ------------
Net Assets......................... $295,034,773 $79,740,413 $ 89,588,828  $1,135,078,286 $204,867,970  $139,346,797
                                    ============ =========== ============  ============== ============  ============
Investments at Cost................ $243,859,216 $67,019,861 $ 78,878,137  $  778,058,868 $205,390,645  $136,612,935
                                    ============ =========== ============  ============== ============  ============

Notes to Statement of Assets and Liabilities.

^ Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.

* The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

** For the Balanced Fund, Capital Markets Income Fund, Capital Opportunity Fund, Common Stock Fund, International Equity Fund, Mid Cap Growth Fund and Small Company Fund, the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Bond Fund, New York Tax-Free Income Fund, Pennsylvania Tax-Free Trust and Tax-Free Income Fund, the maximum offering price is 1000/960 times the net asset value per share. For the Government Securities Fund, the maximum offering price is 1000/980 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the U.S. Treasury Fund, the maximum offering price is equal to the net asset value per share.

*** The maximum offering price is equal to the net asset value.

+ No par value shares of beneficial interest; authorized - unlimited shares. N/A - Not available for sale.

                             New York   Pennsylvania     Short                                  U.S. Treasury
International    Mid Cap     Tax-Free     Tax-Free      Maturity         Small       Tax-Free       Money
   Equity        Growth       Income       Trust       Government       Company       Income       Market
------------- ------------  ----------- ------------  ------------  --------------  ----------- -------------
$     68,975  $    125,604  $    23,877 $        -- + $    306,172  $    1,772,329  $    38,405  $   868,411
  95,148,805   209,061,109   28,345,278  24,473,683    303,365,040   1,025,777,883   47,272,580   85,972,717
   1,298,172       (55,826)         514         704         20,057         (93,317)       2,560           --
   3,578,495   (40,671,515)     263,683     466,499    (22,921,173)    123,623,646    1,647,431           --
  28,175,002    27,411,527      386,718     707,797     (3,060,796)    246,232,189      155,983           --
------------  ------------  ----------- -----------   ------------  --------------  -----------  -----------
$128,269,449  $195,870,899  $29,020,070 $25,648,683   $277,709,300  $1,397,312,730  $49,116,959  $86,841,128
============  ============  =========== ===========   ============  ==============  ===========  ===========
$ 98,836,992  $166,833,177  $28,102,258 $24,784,933   $281,015,259  $1,162,482,081  $48,280,039  $83,942,677
============  ============  =========== ===========   ============  ==============  ===========  ===========

Statement of Operations
For the Year Ended November 30, 2005

                                                              Capital                                                High
                                                              Markets       Capital       Common      Government     Yield
                                                Balanced      Income      Opportunity^    Stock       Securities     Bond
                                              -----------  -----------    ------------ ------------  -----------  -----------
Investment Income
Income:
Dividends.................................... $ 3,328,500  $   510,447 **  $1,159,867  $ 19,969,822  $        --  $     1,463
Interest.....................................   5,577,733    3,325,491         59,274       823,667    6,825,835   13,372,072
                                              -----------  -----------     ----------  ------------  -----------  -----------
   Total Income.............................. $ 8,906,233  $ 3,835,938     $1,219,141  $ 20,793,489  $ 6,825,835  $13,373,535
                                              -----------  -----------     ----------  ------------  -----------  -----------
Expenses:
Management advisory fee......................   1,671,791      482,789        315,033     6,099,421      670,400    1,237,300
Transfer agent fees..........................     579,665      121,067        178,105     1,379,679      228,535      307,756
Custodian fees...............................      40,579       56,036         61,028       126,759       24,507       34,117
Distribution expense (Class A Shares)........     707,935      143,288        112,027     3,132,414      267,835      263,553
Distribution expense (Class B Shares)........     285,241      131,159         94,862       571,718           --      258,669
Distribution expense (Class C Shares)........      60,496       80,207         24,304        77,894           --      120,429
Distribution expense (Class D Shares)........      83,844           --             --            --           --           --
Distribution expense (Class S Shares)*.......          --           --             --            --           --           --
Accounting and administration services.......      78,846       24,214         21,425       299,754       36,287       46,124
Auditing fees................................      28,900        9,750          6,800       100,250       20,000       17,800
Legal fees...................................      26,050       10,000          8,800       118,400       40,000       19,900
Reports and notices to shareholders..........      32,400        6,350          8,700       101,500       18,000       16,700
Registration and filing fees.................      44,578       38,120         34,726        47,642       22,914       40,214
Director's and Chief Compliance
  Officer fees and expenses..................      40,666       11,122         10,487       164,586       20,346       24,273
Other........................................       3,992        3,021            346        21,568       14,629       39,087
                                              -----------  -----------     ----------  ------------  -----------  -----------
   Total Expenses............................   3,684,983    1,117,123        876,643    12,241,585    1,363,453    2,425,922
   Expense Reimbursement.....................          --           --        (95,642)           --           --           --
   Expense Offset............................     (36,554)      (4,266)       (10,628)      (38,659)     (20,507)     (11,017)
                                              -----------  -----------     ----------  ------------  -----------  -----------
   Net Expenses..............................   3,648,429    1,112,857        770,373    12,202,926    1,342,946    2,414,905
                                              -----------  -----------     ----------  ------------  -----------  -----------
Net Investment Income (Loss).................   5,257,804    2,723,081        448,768     8,590,563    5,482,889   10,958,630
                                              -----------  -----------     ----------  ------------  -----------  -----------
Realized and Unrealized Gain (Loss) on
  Investments
Net realized gain (loss) from:
Investments..................................   6,243,957    1,402,692      2,415,238    49,610,967   (3,332,348)     329,221
Foreign currency transactions................          --       86,510             --            --           --           --
                                              -----------  -----------     ----------  ------------  -----------  -----------
   Net realized gain (loss)..................   6,243,957    1,489,202      2,415,238    49,610,967   (3,332,348)     329,221
                                              -----------  -----------     ----------  ------------  -----------  -----------
Net change in unrealized appreciation
  (depreciation) during the period:
Investments..................................   8,812,542   (2,618,769)     2,681,623    52,580,500     (886,903)  (9,766,280)
Foreign currency transactions................          --      (19,697)            --            --           --           --
                                              -----------  -----------     ----------  ------------  -----------  -----------
Net change in unrealized appreciation
  (depreciation).............................   8,812,542   (2,638,466)     2,681,623    52,580,500     (886,903)  (9,766,280)
                                              -----------  -----------     ----------  ------------  -----------  -----------
Net Realized and Unrealized Gain (Loss)on
  Investments................................  15,056,499   (1,149,264)     5,096,861   102,191,467   (4,219,251)  (9,437,059)
                                              -----------  -----------     ----------  ------------  -----------  -----------
Net Increase in Net Assets from Operations... $20,314,303  $ 1,573,817     $5,545,629  $110,782,030  $ 1,263,638  $ 1,521,571
                                              ===========  ===========     ==========  ============  ===========  ===========

^ Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.

* For the period from March 4, 2005 (commencement of operations) through November 30, 2005.

** Net of foreign tax withholding of $430,985 in the Sentinel International Equity Fund and $22,607 in the Sentinel Capital Markets Income Fund.

See Notes to Financial Statements.

                                                                                                  U.S.
                               New York   Pennsylvania    Short                                 Treasury
International      Mid Cap     Tax-Free     Tax-Free     Maturity       Small       Tax-Free     Money
   Equity          Growth       Income       Trust      Government     Company       Income      Market
-------------   ------------  ----------  ------------ -----------  ------------  -----------  ----------
 $ 3,238,736 ** $  1,078,943  $   18,363   $   10,676  $        --  $  8,884,453  $    16,946  $  187,096
      31,657          40,845   1,278,697    1,153,461   13,763,881     2,077,430    2,362,212   2,155,872
 -----------    ------------  ----------   ----------  -----------  ------------  -----------  ----------
 $ 3,270,393    $  1,119,788  $1,297,060   $1,164,137  $13,763,881  $ 10,961,883  $ 2,379,158  $2,342,968
 -----------    ------------  ----------   ----------  -----------  ------------  -----------  ----------
     723,172       1,003,328     147,283      147,513    1,548,790     7,697,769      273,373     340,435
     308,045         489,594      20,758       53,500      372,194     2,341,754       57,882     241,603
     146,775          36,694       3,845        3,869       66,459       174,028        8,604      17,299
     332,817         440,173      58,893       53,642    1,046,742     3,133,214      109,333          --
     120,434         241,663          --           --           --     1,427,400           --          --
      31,710          31,772          --           --           --     1,557,016           --          --
          --              --          --           --           --            --           --          --
          --              --          --           --       79,614            --           --          --
      28,408          47,434       7,968       12,000       83,709       362,644       14,764      22,961
      17,150          24,000       7,000        6,750       31,450       151,000        8,000      11,500
      15,650          56,250       4,250        6,250       36,500       205,000        6,000      11,100
      22,850          36,500       1,500        2,750       23,000       212,000        3,500      13,250
      36,940          37,487       3,829        5,588       33,527        67,625       15,429      26,980
      18,673          26,687       4,620       36,197       44,267       197,160        8,193      12,106
      27,085           9,643      11,660        8,216       53,495       135,364       12,167       7,119
 -----------    ------------  ----------   ----------  -----------  ------------  -----------  ----------
   1,829,709       2,481,225     271,606      336,275    3,419,747    17,661,974      517,245     704,353
          --              --          --           --      (98,841)           --           --     (28,337)
     (22,775)        (21,969)     (3,395)      (3,369)     (34,659)      (57,028)      (6,704)     (7,799)
 -----------    ------------  ----------   ----------  -----------  ------------  -----------  ----------
   1,806,934       2,459,256     268,211      332,906    3,286,247    17,604,946      510,541     668,217
 -----------    ------------  ----------   ----------  -----------  ------------  -----------  ----------
   1,463,459      (1,339,468)  1,028,849      831,231   10,477,634    (6,643,063)   1,868,617   1,674,751
 -----------    ------------  ----------   ----------  -----------  ------------  -----------  ----------
   7,412,204      26,598,980     306,993      466,513   (1,831,417)  131,440,100    1,647,457          --
    (146,420)             --          --           --           --            --           --          --
 -----------    ------------  ----------   ----------  -----------  ------------  -----------  ----------
   7,265,784      26,598,980     306,993      466,513   (1,831,417)  131,440,100    1,647,457          --
 -----------    ------------  ----------   ----------  -----------  ------------  -----------  ----------
   3,521,900     (15,389,749)   (801,740)    (857,854)  (5,178,673)   (3,774,597)  (2,640,149)         --
     (26,969)             --          --           --           --            --           --          --
 -----------    ------------  ----------   ----------  -----------  ------------  -----------  ----------
   3,494,931     (15,389,749)   (801,740)    (857,854)  (5,178,673)   (3,774,597)  (2,640,149)         --
 -----------    ------------  ----------   ----------  -----------  ------------  -----------  ----------
  10,760,715      11,209,231    (494,747)    (391,341)  (7,010,090)  127,665,503     (992,692)         --
 -----------    ------------  ----------   ----------  -----------  ------------  -----------  ----------
 $12,224,174    $  9,869,763  $  534,102   $  439,890  $ 3,467,544  $121,022,440  $   875,925  $1,674,751
 ===========    ============  ==========   ==========  ===========  ============  ===========  ==========

Statement of Changes in Net Assets

                                                                           Capital Markets                Capital
                                                  Balanced                     Income                   Opportunity^
                                         --------------------------  --------------------------  -------------------------
                                          Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                           11/30/05      11/30/04      11/30/05      11/30/04      11/30/05      11/30/04
                                         ------------  ------------  ------------  ------------  ------------  -----------
Increase in Net Assets from
  Operations
Net investment income (loss)............ $  5,257,804  $  4,507,964  $  2,723,081  $  2,198,354  $    448,768  $   877,410
Net realized gain (loss) on sales of
  investments...........................    6,243,957    14,645,134     1,489,202     1,870,628     2,415,238   (2,267,988)
Net Change in unrealized appreciation
  (depreciation)........................    8,812,542     7,059,403    (2,638,466)    1,695,025     2,681,623    5,510,227
                                         ------------  ------------  ------------  ------------  ------------  -----------
Net increase in net assets from
  operations............................   20,314,303    26,212,501     1,573,817     5,764,007     5,545,629    4,119,649
                                         ------------  ------------  ------------  ------------  ------------  -----------
Distributions to Shareholders
From net investment income
   Class A Shares.......................   (4,811,100)   (3,906,490)   (2,090,889)   (1,967,332)   (1,278,012)    (365,810)
   Class B Shares.......................     (343,865)     (283,613)     (423,174)     (399,179)      (58,376)          --
   Class C Shares.......................      (66,762)      (47,180)     (308,000)     (280,310)       (3,383)          --
   Class D Shares.......................     (354,968)     (202,719)           --            --            --           --
   Class S Shares*......................           --            --            --            --            --           --
From net realized gain on investments
   Class A Shares.......................  (11,332,819)   (4,899,426)   (1,052,964)      (15,758)           --           --
   Class B Shares.......................   (1,456,603)     (756,301)     (270,072)       (3,864)           --           --
   Class C Shares.......................     (281,317)     (111,123)     (181,398)       (2,409)           --           --
   Class D Shares.......................   (1,015,824)     (204,313)           --            --            --           --
   Class S Shares*......................           --            --            --            --            --           --
                                         ------------  ------------  ------------  ------------  ------------  -----------
Total distributions to shareholders.....  (19,663,258)  (10,411,165)   (4,326,497)   (2,668,852)   (1,339,771)    (365,810)
                                         ------------  ------------  ------------  ------------  ------------  -----------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares.......................   30,114,525    34,474,998    14,443,831    21,426,026    15,723,835   12,104,348
   Class B Shares.......................    5,038,301     5,337,684     2,782,182     5,505,330     1,324,446    1,467,231
   Class C Shares.......................    1,751,274     2,074,025     2,395,598     4,069,268       400,836    1,543,868
   Class D Shares.......................    1,517,178    12,057,202            --            --            --           --
   Class S Shares*......................           --            --            --            --            --           --
Net asset value of shares issued in Fund
  reorganizations (see note 7)
   Class A Shares.......................           --            --            --            --    28,178,994           --
   Class B Shares.......................           --            --            --            --     6,784,445           --
   Class C Shares.......................           --            --            --            --     1,489,214           --
   Class D Shares.......................           --            --            --            --            --
   Class S Shares*......................           --            --            --            --            --           --
Net asset value of shares in
  reinvestment of dividends and
  distributions
   Class A Shares.......................   15,023,345     8,100,159     2,365,682     1,275,335       793,550      224,057
   Class B Shares.......................    1,729,057     1,006,565       583,769       302,334        52,413           --
   Class C Shares.......................      334,172       150,697       369,286       172,380         2,204           --
   Class D Shares.......................      702,580       313,586            --            --            --           --
   Class S Shares*......................           --            --            --            --            --           --
                                         ------------  ------------  ------------  ------------  ------------  -----------
                                           56,210,432    63,514,916    22,940,348    32,750,673    54,749,937   15,339,504
                                         ------------  ------------  ------------  ------------  ------------  -----------
Less: Payments for shares reacquired
   Class A Shares.......................  (37,439,639)  (38,440,272)  (12,021,607)  (10,065,422)  (38,965,576)  (9,585,890)
   Class B Shares.......................  (10,499,158)  (11,060,416)   (2,332,709)   (1,646,134)   (5,854,358)  (2,723,971)
   Class C Shares.......................   (1,357,672)   (1,635,556)   (1,654,310)   (1,273,807)   (1,203,888)    (460,244)
   Class D Shares.......................   (1,292,047)   (1,365,563)           --            --            --           --
   Class S Shares*......................           --            --            --            --            --           --
                                         ------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from
  capital stock transactions............    5,621,916    11,013,109     6,931,722    19,765,310     8,726,115    2,569,399
                                         ------------  ------------  ------------  ------------  ------------  -----------
Total Increase (Decrease) in Net Assets
  for period............................    6,272,961    26,814,445     4,179,042    22,860,465    12,931,973    6,323,238
Net Assets: Beginning of period.........  288,761,812   261,947,367    75,561,371    52,700,906    76,656,855   70,333,617
                                         ------------  ------------  ------------  ------------  ------------  -----------
Net Assets: End of period............... $295,034,773  $288,761,812  $ 79,740,413  $ 75,561,371  $ 89,588,828  $76,656,855
                                         ============  ============  ============  ============  ============  ===========
Undistributed (Distributions in Excess
  of) Net Investment Income at End of
  Period................................ $    761,773  $    886,527  $    320,390  $    225,254  $    (11,558) $   813,463
                                         ============  ============  ============  ============  ============  ===========

^ Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.

*   Commenced operations March 4, 2005.

See Notes to Financial Statements.

            Common                      Government                  High Yield                 International
             Stock                      Securities                     Bond                       Equity
------------------------------  --------------------------  --------------------------  --------------------------
  Year Ended      Year Ended     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
   11/30/05        11/30/04       11/30/05      11/30/04      11/30/05      11/30/04      11/30/05      11/30/04
--------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
$    8,590,563  $    7,583,434  $  5,482,889  $  3,883,816  $ 10,958,630  $ 11,600,145  $  1,463,459  $  1,358,358
    49,610,967      99,235,434    (3,332,348)    1,548,441       329,221     4,412,202     7,265,784     3,175,778
    52,580,500      27,550,074      (886,903)     (599,242)   (9,766,280)   (1,206,644)    3,494,931    20,218,504
--------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
   110,782,030     134,368,942     1,263,638     4,833,015     1,521,571    14,805,703    12,224,174    24,752,640
--------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
    (9,760,890)     (4,957,383)   (5,769,904)   (4,426,198)   (8,647,922)   (8,668,107)   (1,062,809)     (870,004)
       (88,905)             --            --            --    (1,466,914)   (2,267,692)           --            --
        (9,432)             --            --            --      (669,707)     (799,591)           --            --
            --              --            --            --            --            --            --            --
            --              --            --            --            --            --            --            --
   (93,105,059)    (70,124,945)           --            --            --            --            --            --
    (5,538,004)     (5,136,543)           --            --            --            --            --            --
      (592,430)       (415,373)           --            --            --            --            --            --
            --              --            --            --            --            --            --            --
--------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
  (109,094,720)    (80,634,244)   (5,769,904)   (4,426,198)  (10,784,543)  (11,735,390)   (1,062,809)     (870,004)
--------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
    72,619,114      72,162,792    64,371,869    26,616,297    42,371,094    77,156,616    24,839,196    25,084,453
     8,467,153       8,215,032            --            --     2,522,976     5,813,291     3,227,350     3,122,602
     4,068,079       1,763,527            --            --     1,745,456     4,107,622       782,241     2,621,632
            --              --            --            --            --            --            --            --
            --              --            --            --            --            --            --            --
            --              --    68,763,071            --            --            --            --            --
            --              --            --            --            --            --            --            --
            --              --            --            --            --            --            --            --
            --              --            --            --            --            --            --            --
            --              --            --            --            --            --            --            --
    87,349,743      63,153,357     4,777,182     3,736,506     5,793,916     4,512,539       936,488       765,767
     5,509,051       5,027,527            --            --       729,410     1,245,303            --            --
       592,865         406,301            --            --       451,197       552,308            --            --
            --              --            --            --            --            --            --            --
--------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
   178,606,005     150,728,536   137,912,122    30,352,803    53,614,049    93,387,679    29,785,275    31,594,454
--------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
  (132,748,807)   (123,501,067)  (33,276,357)  (28,734,235)  (83,517,295)  (44,464,873)  (32,243,918)  (23,761,430)
   (21,469,066)    (26,289,714)           --            --   (11,823,182)  (21,229,065)   (4,014,712)   (4,954,762)
    (1,744,086)     (1,698,756)           --            --    (4,942,211)   (4,120,779)   (1,573,941)   (1,628,912)
            --              --            --            --            --            --            --            --
--------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
    22,644,046        (761,001)  104,635,765     1,618,568   (46,668,639)   23,572,962    (8,047,296)    1,249,350
--------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
    24,331,356      52,973,697   100,129,499     2,025,385   (55,931,611)   26,643,275     3,114,069    25,131,986
 1,110,746,930   1,057,773,233   104,738,471   102,713,086   195,278,408   168,635,133   125,155,380   100,023,394
--------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
$1,135,078,286  $1,110,746,930  $204,867,970  $104,738,471  $139,346,797  $195,278,408  $128,269,449  $125,155,380
==============  ==============  ============  ============  ============  ============  ============  ============
$    1,592,160  $    2,860,824  $     94,427  $      4,850  $    228,816  $     54,729  $  1,298,172  $  1,043,943
==============  ==============  ============  ============  ============  ============  ============  ============

                                                     Mid Cap                   New York                Pennsylvania
                                                     Growth                 Tax-Free Income           Tax-Free Trust
                                           --------------------------  ------------------------  ------------------------
                                            Year Ended    Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                             11/30/05      11/30/04      11/30/05     11/30/04     11/30/05     11/30/04
                                           ------------  ------------  -----------  -----------  -----------  -----------
Increase in Net Assets from Operations
Net investment income (loss).............. $ (1,339,468) $ (1,805,215) $ 1,028,849  $ 1,090,646  $   831,231  $   877,723
Net realized gain (loss) on sales of
  investments.............................   26,598,980    16,743,869      306,993      101,808      466,513      305,288
Net Change in unrealized appreciation
  (depreciation)..........................  (15,389,749)      469,973     (801,740)    (656,592)    (857,854)    (762,583)
                                           ------------  ------------  -----------  -----------  -----------  -----------
Net increase in net assets from
  operations..............................    9,869,763    15,408,627      534,102      535,862      439,890      420,428
                                           ------------  ------------  -----------  -----------  -----------  -----------
Distributions to Shareholders
From net investment income
   Class A Shares.........................           --            --   (1,026,060)  (1,093,499)    (829,063)    (875,643)
   Class B Shares.........................           --            --           --           --           --           --
   Class C Shares.........................           --            --           --           --           --           --
   Class D Shares.........................           --            --           --           --           --           --
   Class S Shares*........................           --            --           --           --           --           --
From net realized gain on investments
   Class A Shares.........................           --            --           --           --     (143,793)          --
   Class B Shares.........................           --            --           --           --           --           --
   Class C Shares.........................           --            --           --           --           --           --
   Class D Shares.........................           --            --           --           --           --           --
   Class S Shares*........................           --            --           --           --           --           --
                                           ------------  ------------  -----------  -----------  -----------  -----------
Total distributions to shareholders.......           --            --   (1,026,060)  (1,093,499)    (972,856)    (875,643)
                                           ------------  ------------  -----------  -----------  -----------  -----------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares.........................   25,593,914    22,372,782    2,153,957    2,283,760      665,674      652,294
   Class B Shares.........................    3,056,781     4,363,953           --           --           --           --
   Class C Shares.........................      529,571     1,112,147           --           --           --           --
   Class D Shares.........................           --            --           --           --           --           --
   Class S Shares*........................           --            --           --           --           --           --
Net asset value of shares issued in Fund
  reorganizations (see note 7)
   Class A Shares.........................   19,503,232            --           --           --           --           --
   Class B Shares.........................    2,833,963            --           --           --           --           --
   Class C Shares.........................    2,123,226            --           --           --           --           --
   Class D Shares.........................           --            --           --           --           --           --
   Class S Shares*........................           --            --           --           --           --           --
Net asset value of shares in reinvestment
  of dividends and distributions
   Class A Shares.........................           --            --      637,933      678,095      646,672      562,713
   Class B Shares.........................           --            --           --           --           --           --
   Class C Shares.........................           --            --           --           --           --           --
   Class D Shares.........................           --            --           --           --           --           --
   Class S Shares*........................           --            --           --           --           --           --
                                           ------------  ------------  -----------  -----------  -----------  -----------
                                             53,640,687    27,848,882    2,791,890    2,961,855    1,312,346    1,215,007
                                           ------------  ------------  -----------  -----------  -----------  -----------
Less: Payments for shares reacquired
   Class A Shares.........................  (34,558,807)  (25,429,375)  (2,315,192)  (5,846,547)  (2,583,117)  (2,727,525)
   Class B Shares.........................   (8,722,814)   (8,512,319)          --           --           --           --
   Class C Shares.........................     (860,417)     (397,513)          --           --           --           --
   Class D Shares.........................           --            --           --           --           --           --
   Class S Shares*........................           --            --           --           --           --           --
                                           ------------  ------------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  capital stock transactions..............    9,498,649    (6,490,325)     476,698   (2,884,692)  (1,270,771)  (1,512,518)
                                           ------------  ------------  -----------  -----------  -----------  -----------
Total Increase (Decrease) in Net Assets
  for period                                 19,368,412     8,918,302      (15,260)  (3,442,329)  (1,803,737)  (1,967,733)
Net Assets: Beginning of period...........  176,502,487   167,584,185   29,035,330   32,477,659   27,452,420   29,420,153
                                           ------------  ------------  -----------  -----------  -----------  -----------
Net Assets: End of period.................                                                       $
                                           $195,870,899  $176,502,487  $29,020,070  $29,035,330   25,648,683  $27,452,420
                                           ============  ============  ===========  ===========  ===========  ===========
Undistributed (Distributions in Excess of)
  Net Investment Income at End of
  Period.................................. $    (55,826) $    (53,306) $       514  $    (2,275) $       704  $    (1,464)
                                           ============  ============  ===========  ===========  ===========  ===========

*   Commenced operations March 4, 2005.

See Notes to Financial Statements.

       Short Maturity                      Small                       Tax-Free                   U.S. Treasury
         Government                       Company                       Income                    Money Market
----------------------------  ------------------------------  --------------------------  ----------------------------
  Year Ended     Year Ended     Year Ended      Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
   11/30/05       11/30/04       11/30/05        11/30/04       11/30/05      11/30/04       11/30/05       11/30/04
 ----------    -------------  --------------  --------------  ------------  ------------  -------------  -------------
$  10,477,634  $  10,307,920  $   (6,643,063) $   (5,903,160) $  1,868,617  $  2,096,098  $   1,674,751  $     323,691
   (1,831,417)      (615,978)    131,440,100      93,059,510     1,647,457     1,066,554             --             --
   (5,178,673)      (820,913)     (3,774,597)     97,965,670    (2,640,149)   (2,124,301)            --             --
-------------  -------------  --------------  --------------  ------------  ------------  -------------  -------------
    3,467,544      8,871,029     121,022,440     185,122,020       875,925     1,038,351      1,674,751        323,691
-------------  -------------  --------------  --------------  ------------  ------------  -------------  -------------
  (12,888,686)   (14,797,725)             --              --    (1,870,546)   (2,092,232)    (1,600,319)      (315,969)
           --             --              --              --            --            --        (74,432)        (7,722)
           --             --              --              --            --            --             --             --
           --             --              --              --            --            --             --             --
     (437,903)            --              --              --            --            --             --             --
           --             --     (67,035,599)     (9,282,170)   (1,066,552)     (183,070)            --             --
           --             --     (10,216,209)     (1,524,991)           --            --             --             --
           --             --     (10,701,551)     (1,276,732)           --            --             --             --
           --             --              --              --            --            --             --             --
           --             --              --              --            --            --             --             --
-------------  -------------  --------------  --------------  ------------  ------------  -------------  -------------
  (13,326,589)   (14,797,725)    (87,953,359)    (12,083,893)   (2,937,098)   (2,275,302)    (1,674,751)      (323,691)
-------------  -------------  --------------  --------------  ------------  ------------  -------------  -------------
   85,647,554    124,206,830     293,873,145     560,791,575     3,798,296     5,573,217    115,746,472    129,296,356
           --             --      15,083,031      40,802,825            --            --      2,968,465      3,376,417
           --             --      30,735,256      82,907,528            --            --             --             --
           --             --              --              --            --            --             --             --
   25,735,824             --              --              --            --            --             --             --
           --             --              --              --            --            --             --             --
           --             --              --              --            --            --             --             --
           --             --              --              --            --            --             --             --
           --             --              --              --            --            --             --             --
           --             --              --              --            --            --             --             --
   10,669,864     12,284,295      61,199,924       8,399,887     2,131,652     1,540,334      1,526,883        302,107
           --             --       9,707,259       1,468,480            --            --         66,184          7,049
           --             --      10,116,166       1,206,305            --            --             --             --
           --             --              --              --            --            --             --             --
      415,657             --              --              --            --            --             --             --
-------------  -------------  --------------  --------------  ------------  ------------  -------------  -------------
  122,468,899    136,491,125     420,714,781     695,576,600     5,929,948     7,113,551    120,308,004    132,981,929
-------------  -------------  --------------  --------------  ------------  ------------  -------------  -------------
 (149,857,060)  (175,674,245)   (355,847,614)   (331,006,998)  (14,125,844)  (15,882,879)  (113,419,539)  (130,001,810)
           --             --     (23,800,158)    (17,849,860)           --            --     (3,697,791)    (4,786,617)
           --             --     (50,424,961)    (28,781,751)           --            --             --             --
           --             --              --              --            --            --             --             --
   (7,474,810)            --              --              --            --            --             --             --
-------------  -------------  --------------  --------------  ------------  ------------  -------------  -------------
  (34,862,971)   (39,183,120)     (9,357,952)    317,937,991    (8,195,896)   (8,769,328)     3,190,674     (1,806,498)
-------------  -------------  --------------  --------------  ------------  ------------  -------------  -------------
  (44,722,016)   (45,109,816)     23,711,129     490,976,118   (10,257,069)  (10,006,279)     3,190,674     (1,806,498)
  322,431,316    367,541,132   1,373,601,601     882,625,483    59,374,028    69,380,307     83,650,454     85,456,952
-------------  -------------  --------------  --------------  ------------  ------------  -------------  -------------
$ 277,709,300  $ 322,431,316  $1,397,312,730  $1,373,601,601  $ 49,116,959  $ 59,374,028  $  86,841,128  $  83,650,454
=============  =============  ==============  ==============  ============  ============  =============  =============
$      20,057  $      17,356  $      (93,317) $      (57,157) $      2,560  $      4,489  $          --  $          --
=============  =============  ==============  ==============  ============  ============  =============  =============

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Income From Investment Operations             Less Distributions
                                              -----------------------------------  ---------------------------------------
                                                          Net gains or
                                                           losses on
                        Fiscal      Net asset    Net       securities              Dividends
                         year        value,   investment (both realized Total from (from net  Distributions
                        (period     beginning   income        and       investment investment (from realized     Total
Fund/ Share Class       ended)      of period   (loss)    unrealized)   operations  income)       gains)     distributions
-----------------    ---------      --------- ---------- -------------- ---------- ---------- -------------- -------------
Balanced              11/30/01       $18.67     $ 0.46       $(0.47)      $(0.01)    $0.50        $1.59          $2.09
Class A               11/30/02        16.57       0.32        (1.50)       (1.18)     0.33         0.96           1.29
                      11/30/03        14.10       0.24         1.81         2.05      0.25           --           0.25
                      11/30/04        15.90       0.28         1.29         1.57      0.28         0.36           0.64
                      11/30/05        16.83       0.32         0.86         1.18      0.34         0.82           1.16
                     ---------       ------     ------       ------       ------     -----        -----          -----
Balanced              11/30/01       $18.70     $ 0.31       $(0.45)      $(0.14)    $0.36        $1.59          $1.95
Class B               11/30/02        16.61       0.20        (1.50)       (1.30)     0.20         0.96           1.16
                      11/30/03        14.15       0.11         1.82         1.93      0.13           --           0.13
                      11/30/04        15.95       0.15         1.29         1.44      0.14         0.36           0.50
                      11/30/05        16.89       0.18         0.86         1.04      0.20         0.82           1.02
                     ---------       ------     ------       ------       ------     -----        -----          -----
Balanced              11/30/01       $18.68     $ 0.31       $(0.48)      $(0.17)    $0.34        $1.59          $1.93
Class C               11/30/02        16.58       0.18        (1.49)       (1.31)     0.20         0.96           1.16
                      11/30/03        14.11       0.08         1.82         1.90      0.09           --           0.09
                      11/30/04        15.92       0.13         1.29         1.42      0.14         0.36           0.50
                      11/30/05        16.84       0.16         0.87         1.03      0.19         0.82           1.01
                     ---------       ------     ------       ------       ------     -----        -----          -----
Balanced              11/30/01       $18.63     $ 0.23       $(0.48)      $(0.25)    $0.28        $1.59          $1.87
Class D               11/30/02        16.51       0.15        (1.51)       (1.36)     0.14         0.96           1.10
                      11/30/03        14.05       0.07         1.79         1.86      0.07           --           0.07
                      11/30/04        15.84       0.22         1.28         1.50      0.18         0.36           0.54
                      11/30/05        16.80       0.26         0.86         1.12      0.28         0.82           1.10
                     ---------       ------     ------       ------       ------     -----        -----          -----
Capital Markets      03/10/03-
Income                11/30/03/(A)/  $10.00     $ 0.32       $ 1.23       $ 1.55     $0.30        $  --          $0.30
Class A               11/30/04        11.25       0.40         0.65         1.05      0.48         0.00***        0.48
                      11/30/05        11.82       0.41        (0.15)        0.26      0.43         0.23           0.66
                     ---------       ------     ------       ------       ------     -----        -----          -----
Capital Markets      03/10/03-
Income                11/30/03/(A)/  $10.00     $ 0.25       $ 1.25       $ 1.50     $0.26        $  --          $0.26
Class B               11/30/04        11.24       0.31         0.64         0.95      0.39         0.00***        0.39
                      11/30/05        11.80       0.31        (0.15)        0.16      0.34         0.23           0.57
                     ---------       ------     ------       ------       ------     -----        -----          -----
Capital Markets      03/10/03-
Income                11/30/03/(A)/  $10.00     $ 0.27       $ 1.25       $ 1.52     $0.27        $  --          $0.27
Class C               11/30/04        11.25       0.32         0.63         0.95      0.40         0.00***        0.40
                      11/30/05        11.80       0.33        (0.14)        0.19      0.37         0.23           0.60
                     ---------       ------     ------       ------       ------     -----        -----          -----
Capital               11/30/01       $18.53     $ 0.03       $(3.26)      $(3.23)    $  --        $  --          $  --
Opportunity^          11/30/02        15.30       0.07        (2.93)       (2.86)     0.01           --           0.01
Class A               11/30/03        12.43       0.10         1.35         1.45      0.06           --           0.06
                      11/30/04        13.82       0.19         0.64         0.83      0.09           --           0.09
                      11/30/05        14.56       0.14         0.89         1.03      0.33           --           0.33
                     ---------       ------     ------       ------       ------     -----        -----          -----
Capital               11/30/01       $18.38     $(0.10)      $(3.22)      $(3.32)    $  --        $  --          $  --
Opportunity^          11/30/02        15.06      (0.06)       (2.89)       (2.95)       --           --             --
Class B               11/30/03        12.11      (0.02)        1.31         1.29        --           --             --
                      11/30/04        13.40       0.07         0.62         0.69        --           --             --
                      11/30/05        14.09      (0.02)        0.88         0.86      0.07           --           0.07
                     ---------       ------     ------       ------       ------     -----        -----          -----
Capital               11/30/01       $18.36     $(0.36)      $(3.22)      $(3.58)    $  --        $  --          $  --
Opportunity^          11/30/02        14.78      (0.18)       (2.80)       (2.98)       --           --             --
Class C               11/30/03        11.80      (0.18)        1.22         1.04        --           --             --
                      11/30/04        12.84      (0.03)        0.60         0.57        --           --             --
                      11/30/05        13.41      (0.10)        0.87         0.77      0.02           --           0.02
                     ---------       ------     ------       ------       ------     -----        -----          -----




                     Net asset
                      value,
                      end of
Fund/ Share Class     period
-----------------    ---------
Balanced              $16.57
Class A                14.10
                       15.90
                       16.83
                       16.85
                      ------
Balanced              $16.61
Class B                14.15
                       15.95
                       16.89
                       16.91
                      ------
Balanced              $16.58
Class C                14.11
                       15.92
                       16.84
                       16.86
                      ------
Balanced              $16.51
Class D                14.05
                       15.84
                       16.80
                       16.82
                      ------
Capital Markets
Income                $11.25
Class A                11.82
                       11.42
                      ------
Capital Markets
Income                $11.24
Class B                11.80
                       11.39
                      ------
Capital Markets
Income                $11.25
Class C                11.80
                       11.39
                      ------
Capital               $15.30
Opportunity^           12.43
Class A                13.82
                       14.56
                       15.26
                      ------
Capital               $15.06
Opportunity^           12.11
Class B                13.40
                       14.09
                       14.88
                      ------
Capital               $14.78
Opportunity^           11.80
Class C                12.84
                       13.41
                       14.16
                      ------

                                    Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
                                                                         Ratio of
                                        Ratio of                      net investment
                                       expenses to     Ratio of net    income (loss)
                        Ratio of       average net        income        to average
 Total   Net assets at expenses to    assets before     (loss) to    net assets before  Portfolio
return*  end of period average net       expense       average net   voluntary expense  turnover
  (%)    (000 omitted) assets (%)  reimbursements**(%)  assets (%)  reimbursements**(%) rate (%)
-------  ------------- ----------- ------------------- ------------ ------------------- ---------
 (0.14)    $216,950       1.15            1.15             2.58             2.58           124
 (7.67)     188,386       1.21            1.21             2.06             2.06           159
 14.75      214,533       1.21            1.21             1.53             1.53           242
 10.12      231,599       1.17            1.17             1.73             1.73           220
  7.36      239,882       1.14            1.14             1.93             1.93           187
------     --------       ----            ----            -----            -----           ---
 (0.86)    $ 44,616       1.93            1.93             1.80             1.80           124
 (8.35)      36,607       1.98            1.98             1.29             1.29           159
 13.74       33,652       2.07            2.07             0.68             0.68           242
  9.21       30,780       1.99            1.99             0.89             0.89           220
  6.42       27,012       2.03            2.03             1.03             1.03           187
------     --------       ----            ----            -----            -----           ---
 (1.06)    $  5,578       2.06            2.06             1.61             1.61           124
 (8.47)       4,344       2.08            2.08             1.18             1.18           159
 13.56        4,811       2.26            2.26             0.47             0.47           242
  9.08        5,694       2.09            2.09             0.80             0.80           220
  6.35        6,449       2.10            2.10             0.97             0.97           187
------     --------       ----            ----            -----            -----           ---
 (1.52)    $  4,164       2.54            2.54             1.13             1.13           124
 (8.82)       6,644       2.51            2.51             0.78             0.78           159
 13.28        8,951       2.44            2.44             0.29             0.29           242
  9.69       20,689       1.51            1.51             1.42             1.42           220
  6.98       21,692       1.42            1.42             1.65             1.65           187
------     --------       ----            ----            -----            -----           ---
 15.61++   $ 38,147       1.17+           1.17+            3.94+            3.94+          131++
  9.58       52,951       1.17            1.17             3.52             3.52           136
  2.27       55,829       1.16            1.16             3.60             3.60           174
------     --------       ----            ----            -----            -----           ---
 15.11++   $  8,782       1.93+           1.93+            3.21+            3.21+          131++
  8.65       13,497       1.99            1.99             2.73             2.73           136
  1.42       14,037       1.98            1.98             2.78             2.78           174
------     --------       ----            ----            -----            -----           ---
 15.29++   $  5,771       1.60+           1.60+            3.49+            3.49+          131++
  8.70        9,114       1.84            1.84             2.90             2.90           136
  1.62        9,875       1.85            1.85             2.91             2.91           174
------     --------       ----            ----            -----            -----           ---
(17.43)    $ 57,585       0.66            0.78             0.19             0.07            52
(18.73)      47,721       0.65            0.79             0.49             0.36            29
 11.73       56,154       0.65            0.85             0.79             0.59            24
  6.03       61,945       0.65            0.81             1.37             1.21            19
  7.13       71,063       0.80            0.92             0.76             0.64            30
------     --------       ----            ----            -----            -----           ---
(18.06)    $ 15,778       1.48            1.60            (0.63)           (0.75)           52
(19.59)      11,867       1.59            1.73            (0.44)           (0.58)           29
 10.65       12,952       1.60            1.80            (0.16)           (0.36)           24
  5.15       12,327       1.54            1.71             0.44             0.28            19
  6.11       15,301       1.79            1.91            (0.23)           (0.36)           30
------     --------       ----            ----            -----            -----           ---
(19.50)    $    864       3.23            3.34            (2.37)           (2.48)           52
(20.16)         797       2.55            2.68            (1.39)           (1.52)           29
  8.81        1,228       2.96            3.16            (1.53)           (1.73)           24
  4.44        2,385       2.09            2.25             0.01            (0.15)           19
  5.74        3,224       2.15            2.27            (0.58)           (0.70)           30
------     --------       ----            ----            -----            -----           ---

                                 See Page 84 for notes to Financial Highlights.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                        Income From Investment Operations            Less Distributions
                                        ---------------------------------  --------------------------------------
                                                   Net gains or
                                                    losses on
                     Fiscal   Net asset    Net      securities             Dividends  Distributions               Net asset
                      year     value,   investment    (both     Total from (from net      (from                    value,
                     (period  beginning   income   realized and investment investment   realized        Total      end of
Fund/ Share Class    ended)   of period   (loss)   unrealized)  operations  income)      gains)     distributions  period
-----------------    -------- --------- ---------- ------------ ---------- ---------- ------------- ------------- ---------
Common               11/30/01  $41.22     $ 0.24      $(2.50)     $(2.26)    $0.27        $5.51         $5.78      $33.18
Stock                11/30/02   33.18       0.22       (3.91)      (3.69)     0.18         3.61          3.79       25.70
Class A              11/30/03   25.70       0.17        4.08        4.25      0.19           --          0.19       29.76
                     11/30/04   29.76       0.23        3.53        3.76      0.15         2.13          2.28       31.24
                     11/30/05   31.24       0.25        2.79        3.04      0.28         2.80          3.08       31.20
                     --------  ------     ------      ------      ------     -----        -----         -----      ------
Common               11/30/01  $41.08     $(0.05)     $(2.48)     $(2.53)    $0.00***     $5.51         $5.51      $33.04
Stock                11/30/02   33.04      (0.05)      (3.88)      (3.93)       --         3.61          3.61       25.50
Class B              11/30/03   25.50      (0.08)       4.05        3.97      0.01           --          0.01       29.46
                     11/30/04   29.46      (0.06)       3.49        3.43        --         2.13          2.13       30.76
                     11/30/05   30.76      (0.01)       2.74        2.73      0.05         2.80          2.85       30.64
                     --------  ------     ------      ------      ------     -----        -----         -----      ------
Common               11/30/01  $41.16     $(0.03)     $(2.54)     $(2.57)    $0.00***     $5.51         $5.51      $33.08
Stock                11/30/02   33.08      (0.06)      (3.90)      (3.96)       --         3.61          3.61       25.51
Class C              11/30/03   25.51      (0.14)       4.05        3.91      0.01           --          0.01       29.41
                     11/30/04   29.41      (0.08)       3.48        3.40        --         2.13          2.13       30.68
                     11/30/05   30.68      (0.07)       2.76        2.69      0.04         2.80          2.84       30.53
                     --------  ------     ------      ------      ------     -----        -----         -----      ------
Government           11/30/01  $ 9.81     $ 0.57      $ 0.38      $ 0.95     $0.57        $  --         $0.57      $10.19
Securities           11/30/02   10.19       0.51        0.15        0.66      0.51           --          0.51       10.34
Class A              11/30/03   10.34       0.38        0.12        0.50      0.46           --          0.46       10.38
                     11/30/04   10.38       0.39        0.10        0.49      0.45           --          0.45       10.42
                     11/30/05   10.42       0.43       (0.21)       0.22      0.45           --          0.45       10.19
                     --------  ------     ------      ------      ------     -----        -----         -----      ------
High Yield           11/30/01  $ 7.76     $ 0.72      $(0.10)     $ 0.62     $0.72        $  --         $0.72      $ 7.66
Bond                 11/30/02    7.66       0.63       (0.18)       0.45      0.63           --          0.63        7.48
Class A              11/30/03    7.48       0.63        0.71        1.34      0.62           --          0.62        8.20
                     11/30/04    8.20       0.56        0.16#       0.72      0.57           --          0.57        8.35
                     11/30/05    8.35       0.55       (0.46)       0.09      0.54           --          0.54        7.90
                     --------  ------     ------      ------      ------     -----        -----         -----      ------
High Yield           11/30/01  $ 7.75     $ 0.69      $(0.09)     $ 0.60     $0.69        $  --         $0.69      $ 7.66
Bond                 11/30/02    7.66       0.59       (0.19)       0.40      0.59           --          0.59        7.47
Class B              11/30/03    7.47       0.57        0.72        1.29      0.57           --          0.57        8.19
                     11/30/04    8.19       0.51        0.14#       0.65      0.51           --          0.51        8.33
                     11/30/05    8.33       0.48       (0.46)       0.02      0.47           --          0.47        7.88
                     --------  ------     ------      ------      ------     -----        -----         -----      ------
High Yield           11/30/01  $ 7.78     $ 0.62      $(0.08)     $ 0.54     $0.62        $  --         $0.62      $ 7.70
Bond                 11/30/02    7.70       0.56       (0.19)       0.37      0.54           --          0.54        7.53
Class C              11/30/03    7.53       0.55        0.72        1.27      0.54           --          0.54        8.26
                     11/30/04    8.26       0.48        0.16#       0.64      0.48           --          0.48        8.42
                     11/30/05    8.42       0.48       (0.46)       0.02      0.46           --          0.46        7.98
                     --------  ------     ------      ------      ------     -----        -----         -----      ------
International        11/30/01  $18.64     $ 0.12      $(2.16)     $(2.04)    $0.18        $3.21         $3.39      $13.21
Equity               11/30/02   13.21       0.17       (1.37)      (1.20)     0.14         0.04          0.18       11.83
Class A              11/30/03   11.83       0.16        2.09        2.25      0.19         0.07          0.26       13.82
                     11/30/04   13.82       0.20        3.17#       3.37      0.14           --          0.14       17.05
                     11/30/05   17.05       0.21        1.56        1.77      0.17           --          0.17       18.65
                     --------  ------     ------      ------      ------     -----        -----         -----      ------
International        11/30/01  $18.30     $(0.02)     $(2.13)     $(2.15)    $  --        $3.21         $3.21      $12.94
Equity               11/30/02   12.94       0.02       (1.35)      (1.33)       --         0.04          0.04       11.57
Class B              11/30/03   11.57       0.01        2.05        2.06      0.03         0.07          0.10       13.53
                     11/30/04   13.53       0.06        3.07#       3.13        --           --            --       16.66
                     11/30/05   16.66       0.03        1.50        1.53        --           --            --       18.19
                     --------  ------     ------      ------      ------     -----        -----         -----      ------
International        11/30/01  $18.47     $(0.08)     $(2.13)     $(2.21)    $  --        $3.21         $3.21      $13.05
Equity               11/30/02   13.05      (0.03)      (1.35)      (1.38)       --         0.04          0.04       11.63
Class C              11/30/03   11.63      (0.04)       2.07        2.03        --         0.07          0.07       13.59
                     11/30/04   13.59      (0.01)       3.14#       3.13        --           --            --       16.72
                     11/30/05   16.72       0.01        1.52        1.53        --           --            --       18.25
                     --------  ------     ------      ------      ------     -----        -----         -----      ------

                                    Ratios/Supplemental Data
------------------------------------------------------------------------------------------------
                                                                        Ratio of
                                       Ratio of                      net investment
                                      expenses to     Ratio of net    income (loss)
         Net assets    Ratio of       average net        income        to average
 Total    at end of   expenses to    assets before     (loss) to    net assets before  Portfolio
return*    period     average net       expense       average net   voluntary expense  turnover
  (%)   (000 omitted) assets (%)  reimbursements**(%)  assets (%)  reimbursements**(%) rate (%)
------- ------------- ----------- ------------------- ------------ ------------------- ---------
 (6.43)  $1,129,290      1.06            1.06             0.66             0.66            65
(12.55)     889,066      1.02            1.02             0.76             0.76            55
 16.67      979,837      1.08            1.08             0.62             0.62            76
 13.19    1,042,308      1.05            1.05             0.76             0.76            57
 10.51    1,071,523      1.05            1.05             0.83             0.83            26
------   ----------      ----            ----            -----            -----           ---
 (7.20)  $  112,871      1.86            1.86            (0.14)           (0.14)           65
(13.39)      80,772      1.96            1.96            (0.18)           (0.18)           55
 15.57       72,163      2.03            2.03            (0.32)           (0.32)           76
 12.12       61,909      1.99            1.99            (0.21)           (0.21)           57
  9.49       53,970      1.99            1.99            (0.11)           (0.11)           26
------   ----------      ----            ----            -----            -----           ---
 (7.30)  $    6,987      1.91            1.91            (0.12)           (0.12)           65
(13.48)       5,018      2.02            2.02            (0.23)           (0.23)           55
 15.32        5,774      2.24            2.24            (0.54)           (0.54)           76
 12.03        6,530      2.06            2.06            (0.25)           (0.25)           57
  9.41        9,585      2.09            2.09            (0.20)           (0.20)           26
------   ----------      ----            ----            -----            -----           ---
  9.96   $   73,046      0.85            1.00             5.68             5.53           379
  6.70      107,121      0.86            1.01             4.72             4.56           452
  4.85      102,713      0.95            0.98             3.62             3.59           576
  4.80      104,738      0.98            0.98             3.78             3.78           473
  2.08      204,868      1.02            1.02             4.09             4.09           505
------   ----------      ----            ----            -----            -----           ---
  8.34   $   22,215      1.28            1.28             9.21             9.21           148
  6.09       40,181      1.25            1.25             8.35             8.35           111
 18.71      110,431      1.19            1.19             7.85             7.85            86
  9.09#     149,886      1.16            1.16             6.83             6.83            78
  1.11      107,308      1.22            1.22             6.67             6.67            73
------   ----------      ----            ----            -----            -----           ---
  8.06   $   44,300      1.68            1.68             8.84             8.84           148
  5.49       47,552      1.71            1.71             7.88             7.88           111
 17.87       45,061      1.96            1.96             7.22             7.22            86
  8.14#      31,471      2.08            2.08             5.97             5.97            78
  0.18       21,510      2.14            2.14             5.75             5.75            73
------   ----------      ----            ----            -----            -----           ---
  7.22   $    1,810      2.45            2.45             7.88             7.88           148
  5.00        4,208      2.27            2.27             7.20             7.20           111
 17.54       13,143      2.17            2.17             6.93             6.93            86
  8.03#      13,921      2.13            2.13             5.89             5.89            78
  0.23       10,529      2.17            2.17             5.72             5.72            73
------   ----------      ----            ----            -----            -----           ---
(13.51)  $   98,079      1.26            1.26             0.88             0.88            29
 (9.21)      75,951      1.30            1.30             1.26             1.26            33
 19.61       86,913      1.35            1.35             1.38             1.38            28
 24.58#     109,959      1.31            1.31             1.34             1.34            28
 10.43      113,349      1.32            1.32             1.29             1.29            23
------   ----------      ----            ----            -----            -----           ---
(14.36)  $   17,176      2.21            2.21            (0.08)           (0.08)           29
(10.31)      12,668      2.44            2.44             0.16             0.16            33
 18.03       11,255      2.67            2.67             0.13             0.13            28
 23.13#      11,802      2.45            2.45             0.22             0.22            28
  9.18       12,054      2.42            2.42             0.21             0.21            23
------   ----------      ----            ----            -----            -----           ---
(14.59)  $    1,622      2.36            2.36            (0.43)           (0.43)           29
(10.61)       1,370      2.90            2.90            (0.25)           (0.25)           33
 17.64        1,856      2.96            2.96            (0.24)           (0.24)           28
 23.03#       3,394      2.54            2.54             0.17             0.17            28
  9.15        2,867      2.49            2.49             0.18             0.18            23
------   ----------      ----            ----            -----            -----           ---

                                 See Page 84 for notes to Financial Highlights.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                           Income From Investment Operations             Less Distributions
                                          -----------------------------------  --------------------------------------
                                                       Net gains or
                                                        losses on
                                Net asset    Net        securities             Dividends  Distributions               Net asset
                 Fiscal year     value,   investment      (both     Total from (from net      (from                    value,
Fund/ Share        (period      beginning   income     realized and investment investment   realized        Total      end of
Class              ended)       of period   (loss)     unrealized)  operations  income)      gains)     distributions  period
-----------     -----------     --------- ----------   ------------ ---------- ---------- ------------- ------------- ---------
Mid Cap           11/30/01       $18.97     $(0.14)       $(4.06)     $(4.20)    $  --        $2.14         $2.14      $12.63
Growth            11/30/02        12.63      (0.09)        (2.22)      (2.31)       --           --            --       10.32
Class A           11/30/03        10.32      (0.10)         3.42        3.32        --           --            --       13.64
                  11/30/04        13.64      (0.12)         1.45        1.33        --           --            --       14.97
                  11/30/05        14.97      (0.09)         0.93        0.84        --           --            --       15.81
                 ---------       ------     ------        ------      ------     -----        -----         -----      ------
Mid Cap           11/30/01       $18.39     $(0.27)       $(3.91)     $(4.18)    $  --        $2.14         $2.14      $12.07
Growth            11/30/02        12.07      (0.20)        (2.11)      (2.31)       --           --            --        9.76
Class B           11/30/03         9.76      (0.22)         3.20        2.98        --           --            --       12.74
                  11/30/04        12.74      (0.24)         1.35        1.11        --           --            --       13.85
                  11/30/05        13.85      (0.23)         0.85        0.62        --           --            --       14.47
                 ---------       ------     ------        ------      ------     -----        -----         -----      ------
Mid Cap           11/30/01       $18.86     $(0.33)       $(3.99)     $(4.32)    $  --        $2.14         $2.14      $12.40
Growth            11/30/02        12.40      (0.24)        (2.17)      (2.41)       --           --            --        9.99
Class C           11/30/03         9.99      (0.25)         3.27        3.02        --           --            --       13.01
                  11/30/04        13.01      (0.30)         1.37        1.07        --           --            --       14.08
                  11/30/05        14.08      (0.26)         0.86        0.60        --           --            --       14.68
                 ---------       ------     ------        ------      ------     -----        -----         -----      ------
New York          11/30/01       $11.59     $ 0.57        $ 0.45      $ 1.02     $0.57        $  --         $0.57      $12.04
Tax-Free          11/30/02        12.04       0.52          0.21        0.73      0.52           --          0.52       12.25
Income            11/30/03        12.25       0.47          0.31        0.78      0.47           --          0.47       12.56
Class A           11/30/04        12.56       0.45         (0.20)       0.25      0.45           --          0.45       12.36
                  11/30/05        12.36       0.43         (0.21)       0.22      0.43           --          0.43       12.15
                 ---------       ------     ------        ------      ------     -----        -----         -----      ------
Pennsylvania      11/30/01       $12.46     $ 0.54        $ 0.41      $ 0.95     $0.54        $  --         $0.54      $12.87
Tax-Free          11/30/02        12.87       0.49          0.20        0.69      0.49           --          0.49       13.07
Trust             11/30/03        13.07       0.46          0.25        0.71      0.46           --          0.46       13.32
Class A           11/30/04        13.32       0.41         (0.22)       0.19      0.41           --          0.41       13.10
                  11/30/05        13.10       0.40         (0.19)       0.21      0.40         0.07          0.47       12.84
                 ---------       ------     ------        ------      ------     -----        -----         -----      ------
Short Maturity    11/30/01       $ 9.56     $ 0.57        $ 0.15      $ 0.72     $0.57        $  --         $0.57      $ 9.71
Government        11/30/02         9.71       0.47          0.07        0.54      0.47           --          0.47        9.78
Class A           11/30/03         9.78       0.22         (0.05)       0.17      0.41           --          0.41        9.54
                  11/30/04         9.54       0.29         (0.04)       0.25      0.42           --          0.42        9.37
                  11/30/05         9.37       0.31         (0.21)       0.10      0.40           --          0.40        9.07
                 ---------       ------     ------        ------      ------     -----        -----         -----      ------
Short Maturity   03/03/05-
Government        11/30/05/(B)/  $ 9.28     $ 0.21        $(0.15)     $ 0.06     $0.27        $  --         $0.27      $ 9.07
Class S
                 ---------       ------     ------        ------      ------     -----        -----         -----      ------
Small             11/30/01       $ 7.02     $(0.00)***    $ 0.33      $ 0.33     $  --        $1.74         $1.74      $ 5.61
Company           11/30/02         5.61      (0.02)        (0.37)      (0.39)       --         0.05          0.05        5.17
Class A           11/30/03         5.17      (0.02)         1.59        1.57        --           --            --        6.74
                  11/30/04         6.74      (0.02)         1.19        1.17        --         0.09          0.09        7.82
                  11/30/05         7.82      (0.03)         0.74        0.71        --         0.49          0.49        8.04
                 ---------       ------     ------        ------      ------     -----        -----         -----      ------
Small             11/30/01       $ 6.64     $(0.05)       $ 0.30      $ 0.25     $  --        $1.74         $1.74      $ 5.15
Company           11/30/02         5.15      (0.06)        (0.35)      (0.41)       --         0.05          0.05        4.69
Class B           11/30/03         4.69      (0.07)         1.44        1.37        --           --            --        6.06
                  11/30/04         6.06      (0.08)         1.07        0.99        --         0.09          0.09        6.96
                  11/30/05         6.96      (0.08)         0.65        0.57        --         0.49          0.49        7.04
                 ---------       ------     ------        ------      ------     -----        -----         -----      ------
Small            07/09/01-
Company           11/30/01/(C)/  $ 5.43     $(0.03)       $ 0.18      $ 0.15     $  --        $  --         $  --      $ 5.58
Class C           11/30/02         5.58      (0.07)        (0.37)      (0.44)       --         0.05          0.05        5.09
                  11/30/03         5.09      (0.06)         1.55        1.49        --           --            --        6.58
                  11/30/04         6.58      (0.08)         1.16        1.08        --         0.09          0.09        7.57
                  11/30/05         7.57      (0.09)         0.71        0.62        --         0.49          0.49        7.70
                 ---------       ------     ------        ------      ------     -----        -----         -----      ------
Tax-Free          11/30/01       $12.90     $ 0.62        $ 0.42      $ 1.04     $0.62        $  --         $0.62      $13.32
Income            11/30/02        13.32       0.58          0.06        0.64      0.58           --          0.58       13.38
Class A           11/30/03        13.38       0.52          0.14        0.66      0.52           --          0.52       13.52
                  11/30/04        13.52       0.43         (0.20)       0.23      0.43         0.04          0.47       13.28
                  11/30/05        13.28       0.45         (0.25)       0.20      0.45         0.24          0.69       12.79
                 ---------       ------     ------        ------      ------     -----        -----         -----      ------

                                    Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
                                                                        Ratio of
                                        Ratio of                     net investment
                                       expenses to      Ratio of      income (loss)
          Net assets    Ratio of       average net     net income      to average
 Total     at end of   expenses to    assets before     (loss) to   net assets before  Portfolio
return*     period     average net       expense       average net  voluntary expense  turnover
  (%)    (000 omitted) assets (%)  reimbursements**(%) assets (%)  reimbursements**(%) rate (%)
-------  ------------- ----------- ------------------- ----------- ------------------- ---------
(24.45)   $  148,973      1.27            1.27            (0.99)          (0.99)           88
(18.29)      109,161      1.31            1.31            (0.80)          (0.80)          230
 32.17       137,019      1.31            1.31            (0.98)          (0.98)          116
  9.75       147,021      1.24            1.24            (0.90)          (0.90)           98
  5.61       166,181      1.25            1.25            (0.60)          (0.60)          160
------    ----------      ----            ----            -----           -----           ---
(25.20)   $   33,322      2.27            2.27            (2.00)          (2.00)           88
(19.14)       24,321      2.30            2.30            (1.79)          (1.79)          230
 30.53        28,615      2.47            2.47            (2.13)          (2.13)          116
  8.71        26,608      2.20            2.20            (1.86)          (1.86)           98
  4.48        24,820      2.30            2.30            (1.65)          (1.65)          160
------    ----------      ----            ----            -----           -----           ---
(25.33)   $    2,447      2.61            2.61            (2.36)          (2.36)           88
(19.44)        1,675      2.65            2.65            (2.15)          (2.15)          230
 30.23         1,951      2.72            2.72            (2.39)          (2.39)          116
  8.22         2,873      2.61            2.61            (2.27)          (2.27)           98
  4.26         4,869      2.50            2.50            (1.84)          (1.84)          160
------    ----------      ----            ----            -----           -----           ---
  8.90    $   23,275      0.37            0.93             4.71            4.14             4
  6.19        26,560      0.52            0.93             4.27            3.86            13
  6.49        32,478      0.68            0.89             3.81            3.60             5
  2.01        29,035      0.87            0.91             3.58            3.54             8
  1.78        29,020      0.92            0.92             3.49            3.49            49
------    ----------      ----            ----            -----           -----           ---
  7.68    $   29,362      1.07            1.19             4.16            4.05             8
  5.49        31,411      1.14            1.14             3.79            3.79            23
  5.51        29,420      1.18            1.18             3.44            3.44             9
  1.41        27,452      1.24            1.24             3.07            3.07            11
  1.63        25,649      1.25            1.25             3.10            3.10            40
------    ----------      ----            ----            -----           -----           ---
  7.74    $   92,410      0.77            1.15             5.90            5.52           141
  5.68       257,690      0.77            1.09             3.81            3.49            74
  1.79       367,541      0.81            1.06             2.24            1.99           119
  2.64       322,431      0.91            1.07             3.06            2.90           136
  1.09       259,386      1.06            1.09             3.39            3.36           113
------    ----------      ----            ----            -----           -----           ---
  0.58++  $   18,323      1.45+           1.45+            3.21+           3.21+          113++
------    ----------      ----            ----            -----           -----           ---
  6.85    $  211,052      1.21            1.21            (0.06)          (0.06)           58
 (7.03)      310,172      1.22            1.22            (0.27)          (0.27)           54
 30.37       689,720      1.20            1.20            (0.29)          (0.29)           36
 17.54     1,063,847      1.12            1.12            (0.31)          (0.31)           53
  9.67     1,092,186      1.13            1.13            (0.31)          (0.31)           64
------    ----------      ----            ----            -----           -----           ---
  5.77    $   42,110      2.12            2.12            (0.98)          (0.98)           58
 (8.06)       58,931      2.14            2.14            (1.19)          (1.19)           54
 29.21       102,522      2.16            2.16            (1.24)          (1.24)           36
 16.52       144,580      2.04            2.04            (1.23)          (1.23)           53
  8.79       147,266      2.01            2.01            (1.19)          (1.19)           64
------    ----------      ----            ----            -----           -----           ---
  2.76++  $    1,890      2.45+           2.45+           (1.56)+         (1.56)+          58++
 (7.97)       25,153      2.19            2.19            (1.25)          (1.25)           54
 29.27        90,383      2.03            2.03            (1.13)          (1.13)           36
 16.58       165,175      1.93            1.93            (1.12)          (1.12)           53
  8.75       157,861      1.94            1.94            (1.12)          (1.12)           64
------    ----------      ----            ----            -----           -----           ---
  8.15    $   72,771      0.74            0.95             4.62            4.41            21
  4.92        72,498      0.75            0.95             4.33            4.13            30
  4.97        69,380      0.85            0.91             3.81            3.74            63
  1.71        59,374      0.93            0.93             3.23            3.23            21
  1.53        49,117      0.95            0.95             3.42            3.42           108
------    ----------      ----            ----            -----           -----           ---

                                 See Page 84 for notes to Financial Highlights.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                         Income From Investment Operations             Less Distributions
                                        ------------------------------------ ---------------------------------------
                                                    Net gains or
                                                     losses on
                     Fiscal   Net asset    Net       securities              Dividends                               Net asset
                      year     value,   investment (both realized Total from (from net  Distributions                 value,
                     (period  beginning   income        and       investment investment (from realized     Total      end of
Fund/ Share Class    ended)   of period   (loss)    unrealized)   operations  income)       gains)     distributions  period
-----------------    -------- --------- ---------- -------------- ---------- ---------- -------------- ------------- ---------
U.S. Treasury        11/30/01   $1.00    $0.0361        $--        $0.0361    $0.0361        $--          $0.0361      $1.00
Money Market         11/30/02    1.00     0.0115         --         0.0115     0.0115         --           0.0115       1.00
Class A              11/30/03    1.00     0.0032         --         0.0032     0.0032         --           0.0032       1.00
                     11/30/04    1.00     0.0038         --         0.0038     0.0038         --           0.0038       1.00
                     11/30/05    1.00     0.0198         --         0.0198     0.0198         --           0.0198       1.00
                     --------   -----    -------        ---        -------    -------        ---          -------      -----
U.S. Treasury        11/30/01   $1.00    $0.0340        $--        $0.0340    $0.0340        $--          $0.0340      $1.00
Money Market         11/30/02    1.00     0.0089         --         0.0089     0.0089         --           0.0089       1.00
Class B              11/30/03    1.00     0.0022         --         0.0022     0.0022         --           0.0022       1.00
                     11/30/04    1.00     0.0015         --         0.0015     0.0015         --           0.0015       1.00
                     11/30/05    1.00     0.0169         --         0.0169     0.0169         --           0.0169       1.00
                     --------   -----    -------        ---        -------    -------        ---          -------      -----

(A) Commenced operations March 10, 2003.

(B) Commenced operations March 3, 2005. First public offering March 4, 2005.

(C) Commenced operations July 9, 2001.

^ Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.

+   Annualized.

++  Not annualized.

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return.

** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

*** Represents less than $.005 or $(0.005) of average daily shares outstanding.

# On July 1, 2004, the Fund Distributor was notified by the National Association of Securities Dealers, Inc. (NASD) that the NASD had made a determination that a disciplinary action be brought against the Funds' Distributor arising from alleged excessive short term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not a party to those proceedings and bear no associated costs. The Fund Distributor reimbursed the Funds on August 26, 2004 as follows:

                                                       Impact on    Impact on
                                                      net realized total return
                                        Reimbursement    gains         (%)
                                        ------------- ------------ ------------
International Equity Fund - A..........   $566,981       $0.09         0.66
International Equity Fund - B..........     62,699        0.08         0.59
International Equity Fund - C..........     15,951        0.09         0.66
High Yield Bond Fund - A...............      2,801        0.00         0.00
High Yield Bond Fund - B...............        837        0.00         0.00
High Yield Bond Fund - C...............        308        0.00         0.00

On October 4, 2004, the Fund Distributor entered into a Letter of Acceptance, Waiver and Consent with the NASD settling this matter.

                                   Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
                                                                       Ratio of
                                       Ratio of                     net investment
                                      expenses to      Ratio of      income (loss)
                       Ratio of       average net     net income      to average
 Total  Net assets at expenses to    assets before     (loss) to   net assets before  Portfolio
return* end of period average net       expense       average net  voluntary expense  turnover
  (%)   (000 omitted) assets (%)  reimbursements**(%) assets (%)  reimbursements**(%) rate (%)
------- ------------- ----------- ------------------- ----------- ------------------- ---------
 3.64     $118,894       0.69            0.69            3.56             3.56           --
 1.15       97,136       0.73            0.73            1.16             1.16           --
 0.32       79,511       0.78            0.79            0.32             0.31           --
 0.38       79,107       0.75            0.77            0.38             0.37           --
 2.00       82,961       0.78            0.80            1.99             1.97           --
 ----     --------       ----            ----            ----            -----           --
 3.43     $  6,311       0.89            0.89            3.21             3.21           --
 0.89        9,948       0.88            0.88            0.86             0.86           --
 0.22        5,946       0.87            1.09            0.24             0.02           --
 0.15        4,543       0.98            1.21            0.15            (0.09)          --
 1.70        3,880       1.07            1.37            1.66             1.37           --
 ----     --------       ----            ----            ----            -----           --

Notes to Financial Statements

(1) Significant Accounting Policies:

The Sentinel Family of Funds (the "Funds") are comprised of the Sentinel Group Funds, Inc. (the "Company") and the Sentinel Pennsylvania Tax Free Trust (the "Trust"). The Company and the Trust are registered as open-end investment companies under the Investment Company Act of 1940, as amended. The Company consists of thirteen separate series - Sentinel Balanced Fund, Sentinel Capital Markets Income Fund, Sentinel Capital Opportunity Fund, Sentinel Common Stock Fund, Sentinel Government Securities Fund, Sentinel High Yield Bond Fund, Sentinel International Equity Fund, Sentinel Mid Cap Growth Fund, Sentinel New York Tax-Free Income Fund (a non-diversified series), Sentinel Short Maturity Government Fund, Sentinel Small Company Fund, Sentinel Tax-Free Income Fund and Sentinel U.S. Treasury Money Market Fund, each individually referred to as a Fund. The Sentinel Pennsylvania Tax-Free Trust is also a non-diversified fund. All Funds offer Class A shares. In addition, Sentinel Balanced, Sentinel Capital Markets Income, Sentinel Capital Opportunity, Sentinel Common Stock, Sentinel High Yield Bond, Sentinel International Equity, Sentinel Mid Cap Growth, Sentinel Small Company and Sentinel U.S. Treasury Money Market Funds offer Class B shares, although the Funds expect to cease offering new Class B shares of all these Funds on April 1, 2006. Sentinel Balanced, Sentinel Capital Markets Income, Sentinel Capital Opportunity, Sentinel Common Stock, Sentinel High Yield Bond, Sentinel International Equity, Sentinel Mid Cap Growth and Sentinel Small Company Funds offer Class C shares. Sentinel Balanced Fund offers Class D shares and Sentinel Short Maturity Government Fund offers Class S shares.

   The following is a summary of significant accounting policies followed by the Funds.

A. Security Valuation: Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities are valued on the basis of valuations provided by independent pricing services. The mean price is used for valuation purposes. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Funds' board. The board has delegated this responsibility to a pricing committee, subject to their review and supervision. In regards to foreign equity securities, it has been determined to fair value foreign securities daily through use of an independent pricing service. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Money market securities are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

     (1) when trades occur on a day that happens to coincide with the end of a financial reporting period; or

     (2) at the discretion of management if significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Sentinel New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust invest in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the States of New York and Pennsylvania, respectively.

C. Dividends and Distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, and the reclassification of net investment losses to paid-in-capital. Reclassifications were made to reflect these differences as of November 30, 2005.

                                                  Accumulated
                                                 undistributed
                                                  net realized
                                                 gain (loss) on
                                   Accumulated    investments
                                  undistributed   and foreign
                                  net investment    currency
Sentinel Fund                     income (loss)   transactions  Paid-in capital
-------------                     -------------- -------------- ---------------
Balanced.........................   $  194,137    $   (194,137)   $        --
Capital Markets Income...........      194,118        (194,354)           236
Capital Opportunity*.............       65,982     (44,888,067)    44,822,085
Government Securities............      376,592      (6,161,647)     5,785,055
International Equity.............     (146,421)        146,421             --
Mid Cap Growth...................    1,336,948          (8,584)    (1,328,364)
Short Maturity Government........    2,851,656      (2,684,818)      (166,838)
Small Company....................    6,606,903      (6,606,903)            --

* Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.

D. Dollar Rolls: Sentinel Balanced, Sentinel Capital Markets Income, Sentinel Government Securities and Sentinel Short Maturity Government Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as interest income.

E. Federal Income Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Company intends to distribute all of its taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability.

F. Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

     (1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

     (2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

   The Sentinel Capital Markets Income Fund and Sentinel International Equity Fund do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts: Sentinel Capital Markets Income Fund and Sentinel International Equity Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in value of foreign currencies relative to the U.S. dollar. A Fund's risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities.

H. Repurchase Agreements: Each Fund, with the exception of the New York Tax-Free Income Fund, Pennsylvania Tax-Free Trust and Tax-Free Income Fund, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest, with the exception of Sentinel Capital Opportunity Fund which will be equal to 100% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

I. Options: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   There were no option transactions during the fiscal period ended November 30, 2005.

J. Line of Credit: The Funds have obtained access to an unsecured line of credit of up to $30,000,000 from the custodian bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 50 basis points. In addition, a commitment fee of 0.1% of the unused balance is paid annually to the custodian bank.

   At November 30, 2005, Sentinel Pennsylvania Tax-Free Trust, Sentinel Short Maturity Government and Sentinel Tax-Free Income Funds had outstanding balances of $54,300, $257,100 and $176,700 respectively against this line of credit. The average weighted interest rate was 4.5625%.

K. Other: Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts.

   Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution, blue sky registration and NASDAQ listing fees are charged to the appropriate class.

   Investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

   Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset. The ratio of expenses to average net assets as set forth in the Financial Highlights of each Fund has not been reduced by this offset.

   The ratio of net investment income to average net assets for each Fund is calculated utilizing the average shares method.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement ("Advisory Agreement"), Sentinel Advisors Company ("SAC"), a Vermont general partnership whose general partners are Sentinel Asset Management Advisors, Inc. (an indirectly wholly owned subsidiary of National Life Holding Company), HTK of Delaware, Inc. (an indirectly wholly owned subsidiary of The Penn Mutual Life Insurance Company) and Sentinel Management Company (a general partnership of Sentinel Management, Inc., an indirectly wholly owned subsidiary of National Life Holding Company, and HTK of Delaware, Inc.), provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its Advisory Agreement, the Funds paid SAC during the period a monthly fee determined as follows: (1) With respect to Sentinel Capital Opportunity Fund: effective September 24, 2005, 0.75% per annum on the first $500 million of average daily net assets;
0.70% per annum on such assets in excess of $500 million. Prior to September 24, 2005, the predecessor Sentinel Growth Index Fund: 0.30% per annum on the average daily net assets. (2) With respect to Sentinel Balanced, Sentinel International Equity, Sentinel Mid Cap Growth and Sentinel Small Company Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (3) With respect to Sentinel Common Stock Fund: 0.55% per annum on the average daily net assets of the Fund. (4) With respect to Sentinel High Yield Bond Fund: 0.75% per annum on the first $100 million of average daily net assets; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. (5) With respect to Sentinel Capital Markets Income Fund: 0.60% per annum on the average daily net assets of the Fund. (6) With respect to Sentinel Government Securities, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income and Sentinel Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (7) With respect to Pennsylvania Tax-Free Trust:
0.55% per annum on the first $50 million of average daily net assets; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. (8) With respect to Sentinel U.S. Treasury Money Market Fund: 0.40% per annum on the first $300 million of average daily net assets; and 0.35% per annum on such assets in excess of $300 million.

   With respect to Sentinel International Equity Fund, SAC had entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. which terminated on December 15, 2005. Pursuant to such agreement, INVESCO provided SAC with a continuous investment program consistent with Sentinel International Equity Fund's investment objectives and policies. The sub-advisory agreement provided for a fee to be paid by SAC to INVESCO of the greater of (a) a monthly fee equal to 0.375% per annum of the average daily net assets of Sentinel International Equity Fund up to $500 million and 0.30% per annum of such average net assets in excess of $500 million, or (b) $20,000 per annum.

   With respect to Sentinel High Yield Bond Fund, SAC had entered into a sub-advisory agreement with Evergreen Investment Management Company ("Evergreen") which terminated on September 1, 2005. Pursuant to such agreement, Evergreen provided SAC with a continuous investment program consistent with Sentinel High Yield Bond Fund's investment objectives and policies. The sub-advisory agreement provided for a fee paid by SAC to Evergreen equal to one half of the fee paid by Sentinel High Yield Bond Fund to SAC, provided that the fee paid by SAC to Evergreen was always at least 0.35% per annum of the average daily net assets.

   With respect to Sentinel Capital Markets Income Fund, SAC has entered into a sub-advisory agreement with Evergreen. Pursuant to such agreement, Evergreen provides SAC with a continuous investment program consistent with Sentinel Capital Market Income Fund's investment objectives and policies. SAC pays Evergreen a sub-advisory fee equal to 0.25% per annum of the average daily value of the net assets.

   All Funds (except Sentinel U.S. Treasury Money Market Fund) have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the "A Plans". Each of the Funds that offer Class B shares (except Sentinel U.S. Treasury Money Market Fund) has also adopted a distribution plan applicable to its Class B shares. These plans are herein referred to as the "B Plans". Each of the Funds that offer Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the "C Plans". The Sentinel Balanced Fund has adopted a distribution plan for its Class D shares referred to as the "D Plan". The Sentinel Short Maturity Government Fund has adopted a distribution plan for its Class S shares referred to as the "S Plan".

   Under the A Plans, each participating Fund pays to Sentinel Financial Services Company (the "Distributor," an indirect subsidiary of the National Life Holding Company) a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to A shares outstanding in the case of the Sentinel Balanced, Sentinel Capital Markets Income, Sentinel Capital Opportunity (Note: Prior to the reorganization effective September 24, 2005 the predecessor Sentinel Growth Index Fund Class A had an annual maximum rate of 0.20% of average daily net assets.), Sentinel Common Stock, Sentinel International Equity, Sentinel Mid Cap Growth and Sentinel Small Company Funds,
(b) 0.20% of average daily net assets relating to A shares outstanding in the case of the Sentinel Government Securities, Sentinel High Yield Bond, Sentinel New York Tax-Free Income, Sentinel Pennsylvania Tax-Free Trust and Sentinel Tax-Free Income Funds or (c) 0.35% of average daily net assets relating to A shares outstanding in the case of the Sentinel Short Maturity Government Fund. Such fees are used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund.

   Under the Plan applicable to the Class B shares, the Class B shares of each of the Sentinel Balanced, Sentinel Capital Markets Income, Sentinel Capital Opportunity (Note: Prior to the reorganization effective September 24, 2005, the predecessor Sentinel Growth Index Fund Class B had an annual maximum rate of 0.75% of average daily net assets.), Sentinel Common Stock, Sentinel High Yield Bond, Sentinel International Equity, Sentinel Mid Cap Growth and Sentinel Small Company Funds pays to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remaining 0.75% shall be for the recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments, and for the other distribution, sales and marketing expenditures applicable to the Class B shares.

   Under the Plan applicable to the Class C shares, the Class C shares of each of the Sentinel Balanced, Sentinel Capital Markets Income, Sentinel Capital Opportunity, Sentinel Common Stock, Sentinel High Yield Bond, Sentinel International Equity, Sentinel Mid Cap Growth and Sentinel Small Company Funds pays to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which 0.75% is distribution fee and 0.25% service fee. In the first year after the purchase this fee will be applied to recover the initial sales commission of 1.00% paid by the Distributor to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer as additional commission and/or service fees.

   Under the Plan Applicable to Sentinel Balanced Fund Class D shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets.

   Under the Plan Applicable to Sentinel Short Maturity Government Class S shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. The entire distribution fee may be paid to the selling dealer.

   The Sentinel Capital Markets Income, Sentinel Capital Opportunity and Sentinel Mid Cap Growth Funds' Class A shares, the Sentinel Capital Markets Income and Sentinel Mid Cap Growth Funds' Class B shares, the Sentinel Capital Markets Income and Sentinel Mid Cap Growth Funds' Class C shares and the Sentinel Balanced Fund's Class D shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class A shares of less than 0.30%, to the Class B shares of less than 1.00% and to the Class D shares of less than 0.75% for so long as National Life Insurance Company maintains its investment.

   These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Association of Securities Dealers, Inc.

   The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

   The Distributor also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Company and does not affect its operating results. The Distributor has advised the Company that it received sales charges aggregating $3,646,485 for the fiscal period ended November 30, 2005. The Company has been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $158,748 after allowances of $1,796,854 to Equity Services, Inc.; $61,895 to Hornor,
Townsend & Kent, Inc. ("HTK") and $26,412 to Janney Montgomery Scott, Inc. ("JMS"), both affiliates of Penn Mutual; and $1,602,576 to other investment dealers. During this same period, the Distributor advised the Company that it received $56,010 in contingent deferred sales charges from certain redemptions of Class A shares, $778,386 in contingent deferred sales charges from redemptions of Class B shares, $76,661 in contingent deferred sales charges from redemptions of Class C shares, $39,676 in contingent deferred sales charges from redemptions of Class D shares and no contingent deferred sales charges from redemptions of Class S shares.

   During the period ended November 30, 2005 the Company transacted purchases and sales of portfolio securities through JMS for which they received $4,710 in brokerage commissions. In addition, JMS acted as dealer on certain purchases of shares of the Company for which it received dealer's concessions as noted above.

   Each Director/Trustee who is not an affiliate of SAC receives an annual fee of $20,500 plus $2,450 for each meeting attended. Effective December 8, 2005, the Lead Independent Director is paid an additional $12,000 annual fee. Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Prior to March 10, 2005, if the Audit Committee held a meeting on a day on which there was not a meeting of the full Board, each member of the Audit Committee who attended the meeting was paid $500. Directors/Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain directors/trustees of the Funds have chosen to have their fees deferred in accordance with the Funds' deferred compensation plan. These amounts are included in Directors' fees and expenses and Deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively.

   Pursuant to the Fund Services Agreement with Sentinel Administrative Services Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Services, Inc. (an indirectly wholly-owned subsidiary of National Life Holding Company), HTK of Delaware, Inc. (an indirectly wholly owned subsidiary of The Penn Mutual Life Insurance Company) and Sentinel Management Company (a general partnership of Sentinel Management, Inc., an indirectly wholly owned subsidiary of National Life Holding Company, and HTK of Delaware, Inc.), the Funds receive fund accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Funds have contracted for with outside providers. Fees paid to SASC for the fiscal period ended
November 30, 2005 were $5,553,297, which includes payments related to the Sentinel Bond Fund, Sentinel Core Mid Cap Fund and Sentinel Flex Cap Opportunity Fund prior to the reorganizations (see Note 7) completed on September 23, 2005.

   SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Funds' Class A shares and Sentinel Pennsylvania Tax-Free Trust Class A shares (excluding the Sentinel International Equity Fund) from exceeding 1.30% of average daily net assets in any fiscal year. The aggregate expense ratio of the Funds' Class B, C, D and S shares (excluding the Sentinel International Equity Fund) would also be reduced proportionately. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the fiscal period ended November 30, 2005 did not exceed 1.30% of average daily net assets, attributable to Class A shares of the Funds.

   For the period March 31, 2004 through March 4, 2005, SAC voluntarily agreed to reimburse the Sentinel Short Maturity Government Fund for advisory fees or other expenses necessary to limit the Fund's Class A shares expense ratio, after expense offset, (i.e. net of certain credits against Fund expenses) to 0.95%. The reimbursement of the Sentinel Short Maturity Government Fund Class A was terminated on March 4, 2005.

   For the period December 1, 2004 through September 23, 2005, SAC voluntarily agreed to reimburse the predecessor Sentinel Growth Index Fund Class A for advisory fees or other expenses necessary to limit the Fund's expense ratio, after expense offset, (i.e. net of certain credits against Fund expenses) to 0.65%. The reimbursement of advisory fees also benefitted both the Class B and Class C shares of Sentinel Growth Index Fund. The reimbursement of Sentinel Growth Index Fund Classes A, B and C were effectively terminated on
September 23, 2005 following the merger with the Sentinel Flex Cap Opportunity Fund Classes A, B and C. The name of the Fund was subsequently changed to Sentinel Capital Opportunity Fund.

   SAC has agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses of (a) the Class A shares of the Capital Opportunity Fund will be no more than 1.30% until September 26, 2006 and
(b) the Class A shares of the Common Stock Fund will be no more than 1.10% until December 19, 2006. The Class B and Class C shares of these Funds will benefit from this arrangement to the extent SAC waives its advisory fee to meet this commitment.

   For the fiscal period ended November 30, 2005, the total amount reimbursable to the predecessor Sentinel Growth Index Class A was $78,241, the predecessor Sentinel Growth Index Class B was $14,492, the predecessor Sentinel Growth Index Class C was $2,909, and Sentinel Short Maturity Government Fund Class A was $98,841. In addition, Sentinel U.S. Treasury Money Market Class B is being reimbursed for Blue Sky registration fees that only pertain to that Class and both Class A and Class B are being reimbursed for certain transfer agency fees. That reimbursable amount totals $15,208 for Class A and $13,129 for Class B.

   As of November 30, 2005, National Life, Penn Mutual and their affiliates, and members of the Vermont general partnerships held ownership of the Funds as follows:

                                                                    Approximate
Sentinel Fund                                                       % Ownership
-------------                                                       -----------
Balanced Fund - Class D............................................    46.9%
Capital Markets Income Fund - Class A..............................    15.3%
Capital Markets Income Fund - Class B..............................     8.1%
Capital Markets Income Fund - Class C..............................    17.3%
Capital Opportunity - Class A......................................     7.8%
Government Securities - Class A....................................     1.4%
Mid Cap Growth - Class A...........................................     3.5%
Mid Cap Growth - Class B...........................................     0.5%
Mid Cap Growth - Class C...........................................     2.4%
Short Maturity Government Fund - Class S...........................     0.0%*
U.S. Treasury Money Market Fund - Class A..........................    26.7%
U.S. Treasury Money Market Fund - Class B..........................     2.2%

*   Ownership percentage represents less than 0.05%.

(3)  Investment Transactions:

Purchases and sales of investment securities (excluding short-term obligations) for the fiscal period ended November 30, 2005 were as follows:

                                                    Purchases of   Purchases of Sales of other
                                                   other than U.S.     U.S.       than U.S.    Sales of U.S.
                                                     Government     Government    Government    Government
                                                     direct and     direct and    direct and    direct and
                                                       agency         agency        agency        agency
Sentinel Fund                                        obligations   obligations   obligations    obligations
-------------                                      --------------- ------------ -------------- -------------
Balanced..........................................  $ 51,660,636   $480,537,098  $ 64,822,482  $471,741,535
Capital Markets Income............................    46,487,177     83,467,284    49,443,511    86,217,099
Capital Opportunity*..............................    23,550,679             --    53,109,604            --
Common Stock......................................   282,956,912             --   347,747,122            --
Government Securities.............................            --    721,433,411            --   684,961,341
High Yield Bond...................................   116,573,543             --   167,870,052            --
International Equity..............................   .28,001,728             --    34,610,625            --
Mid Cap Growth....................................   279,375,897             --   300,713,251            --
New York Tax-Free Income..........................    13,988,756             --    13,875,091            --
Pennsylvania Tax-Free.............................    10,333,164             --    10,408,230            --
Short Maturity Government.........................            --    346,669,713            --   378,291,625
Small Company.....................................   820,586,402             --   894,607,427            --
Tax-Free Income...................................    57,046,646             --    65,127,456            --

* Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.

(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

   For Federal income tax purposes, the Company had capital loss carryforwards at November 30, 2005 as follows:

Capital Loss Carryforward

                                                                    Expiring in
                                                                    -----------
Sentinel Capital Opportunity.......................... $27,363,496* 11/30/2008
                                                        30,802,973* 11/30/2009
                                                        15,888,394* 11/30/2010
                                                           546,534  11/30/2011
                                                           549,435  11/30/2013
                                                       -----------
   Total.............................................. $75,150,832
                                                       ===========

Sentinel Government Securities........................ $ 5,868,057* 11/30/2006
                                                         2,194,029  11/30/2007
                                                           405,855  11/30/2008
                                                         3,542,404  11/30/2013
                                                       -----------  ----------
   Total.............................................. $12,010,345
                                                       ===========

* Utilization of these losses in future years may be limited under Federal tax laws.

Sentinel High Yield Bond................................ $   863,445 11/30/2007
                                                           5,502,189 11/30/2008
                                                          11,485,809 11/30/2009
                                                           2,122,093 11/30/2010
                                                         -----------
   Total................................................ $19,973,536
                                                         ===========

Sentinel Mid Cap Growth................................. $40,671,515 11/30/2010
                                                         ===========
Sentinel Short Maturity Government...................... $ 1,566,785 11/30/2007
                                                             748,798 11/30/2008
                                                           1,372,649 11/30/2010
                                                           9,464,512 11/30/2011
                                                           5,073,636 11/30/2012
                                                           4,694,622 11/30/2013
                                                         -----------
   Total................................................ $22,921,002
                                                         ===========

   During the year ended November 30, 2005, the Funds utilized capital losses as follows:

                                                                 Capital losses
Sentinel Fund                                                       utilized
-------------                                                    --------------
Capital Opportunity.............................................  $   115,288
High Yield Bond.................................................      329,221
International Equity............................................      541,674
Mid Cap Growth..................................................   26,123,767
New York Tax-Free Income........................................       43,309

   It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire. The Sentinel Short Maturity Government Fund had capital loss carryforwards expire last fiscal year in the amount of $166,838.

(4)Fund Shares:

At November 30, 2005, 2.15 billion shares of one cent par value were authorized. There are 1.37 billion shares allocated to the various Funds as Class A shares, 310 million shares allocated to the various Funds as Class B shares, 160 million shares allocated to the various Funds as Class C shares, 20 million shares allocated to Sentinel Balanced Fund Class D shares and 50 million shares allocated to Sentinel Short Maturity Government Fund Class S shares.

Authorized Shares at November 30, 2005

                                                                   Authorized
                                                                     Shares
                                                                  -------------
Class A Shares
Balanced.........................................................    40,000,000
Capital Markets Income...........................................    20,000,000
Capital Opportunity..............................................    40,000,000
Common Stock.....................................................    75,000,000
Government Securities............................................    90,000,000
High Yield Bond..................................................    20,000,000
International Equity.............................................    15,000,000
Mid Cap Growth...................................................    45,000,000
New York Tax-Free Income.........................................    20,000,000
Short Maturity Government........................................    70,000,000
Small Company....................................................   160,000,000
Tax-Free Income..................................................    25,000,000
U.S. Treasury Money Market.......................................   750,000,000
                                                                  -------------
                                                                  1,370,000,000
                                                                  -------------

*   Pennsylvania Tax-Free Trust has unlimited authorized shares.

Class B Shares
Balanced.........................................................    20,000,000
Capital Markets Income...........................................    10,000,000
Capital Opportunity..............................................    40,000,000
Common Stock.....................................................    20,000,000
High Yield Bond..................................................    20,000,000
International Equity.............................................    20,000,000
Mid Cap Growth...................................................    20,000,000
Small Company....................................................    40,000,000
Tax-Free Income..................................................    20,000,000
U.S. Treasury Money Market.......................................   100,000,000
                                                                  -------------
                                                                    310,000,000
                                                                  -------------
Class C Shares
Balanced.........................................................    10,000,000
Capital Markets Income...........................................    10,000,000
Capital Opportunity..............................................    40,000,000
Common Stock.....................................................    10,000,000
High Yield Bond..................................................    10,000,000
International Equity.............................................    10,000,000
Mid Cap Growth...................................................    30,000,000
Small Company....................................................    40,000,000
                                                                  -------------
                                                                    160,000,000
                                                                  -------------
Class D Shares
Balanced.........................................................    20,000,000
                                                                  -------------
Class S Shares
Short Maturity Government........................................    50,000,000
                                                                  -------------
Total allocated shares........................................... 1,910,000,000
                                                                  =============
Unallocated shares...............................................   240,000,000
                                                                  =============

   Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

                                                                      Shares issued
                                                                     in reinvestment             Net increase
                                                      Shares issued   of dividends               (decrease) in
                                           Shares        in Fund           and         Shares       shares
Sentinel Fund                               sold     Reorganizations  distributions  reacquired   outstanding
-------------                            ----------- --------------- --------------- ----------- -------------
Year Ended 11/30/05
Balanced - A............................   1,831,124           --         924,541      2,278,544     477,121
Balanced - B............................     305,102           --         105,870        635,582    (224,610)
Balanced - C............................     106,496           --          20,522         82,509      44,509
Balanced - D............................      92,581           --          43,289         78,384      57,486
Capital Markets Income - A..............   1,243,834           --         204,181      1,038,655     409,360
Capital Markets Income - B..............     240,621           --          50,442        202,445      88,618
Capital Markets Income - C..............     206,328           --          31,904        143,214      95,018
Capital Opportunity* - A................   1,075,133    1,903,435          53,702      2,631,387     400,883
Capital Opportunity* - B................      92,175      469,508           3,633        412,139     153,177
Capital Opportunity* - C................      29,219      108,226             160         87,736      49,869
Common Stock - A........................   2,447,080           --       2,997,734      4,467,953     976,861
Common Stock - B........................     290,748           --         192,019        733,906    (251,139)
Common Stock - C........................     140,398           --          20,722         59,899     101,221
Government Securities...................   6,191,161    6,628,560         460,926      3,213,837  10,066,810
High Yield Bond - A.....................   5,218,078           --         714,590     10,298,937  (4,366,269)
High Yield Bond - B.....................     310,519           --          90,034      1,449,704  (1,049,151)
High Yield Bond - C.....................     212,156           --          55,117        600,398    (333,125)
International Equity - A................   1,410,903           --          54,415      1,837,728    (372,410)
International Equity - B................     187,056           --              --        232,838     (45,782)
International Equity - C................      45,047           --              --         90,932     (45,885)
Mid Cap Growth - A......................   1,703,644    1,287,380              --      2,300,749     690,275
Mid Cap Growth - B......................     221,223      203,905              --        631,590    (206,462)
Mid Cap Growth - C......................      37,621      150,631              --         60,623     127,629
N.Y. Tax-Free Income....................     173,423           --          51,685        187,132      37,976
Pennsylvania Tax-Free Trust.............      50,985           --          49,627        198,059     (97,447)
Short Maturity Government - A...........   9,251,759           --       1,157,433     16,236,145  (5,826,953)
Short Maturity Government - S**.........   2,791,505           --          45,376        816,122   2,020,759
Small Company - A.......................  39,081,944           --       8,281,451     47,550,538    (187,143)
Small Company - B.......................   2,283,078           --       1,488,843      3,607,369     164,552
Small Company - C.......................   4,239,691           --       1,418,817      6,981,025  (1,322,517)
Tax-Free Income.........................     292,015           --         163,905      1,087,787    (631,867)
U.S. Treasury Money Market - A.......... 115,746,472           --       1,526,883    113,419,539   3,853,816
U.S. Treasury Money Market - B..........   2,968,465           --          66,184      3,697,791    (663,142)
Year Ended 11/30/04
Balanced - A............................   2,110,534           --         501,586      2,345,656     266,464
Balanced - B............................     325,033           --          62,156        675,311    (288,122)
Balanced - C............................     126,374           --           9,322         99,936      35,760
Balanced - D............................     730,994           --          19,473         83,819     666,648
Capital Markets Income - A..............   1,859,976           --         111,410        880,418   1,090,968
Capital Markets Income - B..............     480,281           --          26,446        144,107     362,620
Capital Markets Income - C..............     354,801           --          15,075        110,888     258,988
Capital Opportunity* - A................     849,144           --          15,936        673,969     191,111
Capital Opportunity* - B................     105,826           --              --        196,933     (91,107)
Capital Opportunity* - C................     116,844           --              --         34,649      82,195
Common Stock - A........................   2,404,582           --       2,163,754      4,122,468     445,868
Common Stock - B........................     277,809           --         174,083        888,619    (436,727)
Common Stock - C........................      60,021           --          14,098         57,622      16,497
Government Securities...................   2,550,590           --         358,319      2,754,443     154,466
High Yield Bond - A.....................   9,335,567           --         548,063      5,409,388   4,474,242
High Yield Bond - B.....................     703,186           --         151,378      2,579,586  (1,725,022)
High Yield Bond - C.....................     493,251           --          66,553        498,591      61,213
International Equity - A................   1,645,002           --          53,401      1,536,818     161,585
International Equity - B................     208,055           --              --        331,538    (123,483)
International Equity - C................     175,898           --              --        109,508      66,390
Mid Cap Growth - A......................   1,614,223           --              --      1,839,745    (225,522)
Mid Cap Growth - B......................     338,036           --              --        663,107    (325,071)
Mid Cap Growth - C......................      85,131           --              --         31,040      54,091
N.Y. Tax-Free Income....................     183,049           --          54,327        473,475    (236,099)
Pennsylvania Tax-Free Trust.............      49,511           --          42,474        205,789    (113,804)
Short Maturity Government...............  13,102,826           --       1,299,356     18,519,825  (4,117,643)
Small Company - A.......................  78,123,631           --       1,237,044     45,701,081  33,659,594
Small Company - B.......................   6,402,048           --         240,734      2,790,204   3,852,578
Small Company - C.......................  11,972,747           --         182,196      4,079,771   8,075,172
Tax-Free Income.........................     414,269           --         114,737      1,189,717    (660,711)
U.S. Treasury Money Market - A.......... 129,296,356           --         302,107    130,001,809    (403,346)
U.S. Treasury Money Market - B..........   3,376,416           --           7,049      4,786,617  (1,403,152)

* Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund. **Commenced operations March 4, 2005.

(5)Post Retirement Benefits:

Sentinel Group Funds, Inc. provides certain health care and life insurance benefits to its retirees. At November 30, 2005 the projected obligation for such benefits had been accrued. The total liability as of November 30, 2005 is as follows:

Sentinel Fund
-------------
Balanced - A.......................................................... $ 51,711
Common Stock - A......................................................  233,036
Government Securities - A.............................................   41,665
Mid Cap Growth - A....................................................   36,804

(6)Distributions to Shareholders:

The tax character of distributions paid during the year ended November 30, 2005 were as follows:

                                                                   Long Term  Return
                                            Ordinary   Tax-Exempt   Capital     of
Fund                                         Income      Income      Gain     Capital     Total
----                                       ----------- ---------- ----------- -------- ------------
Balanced.................................. $10,581,826 $       -- $ 9,081,432 $     -- $ 19,663,258
Capital Markets Income....................   3,762,230         --     564,267       --    4,326,497
Capital Opportunity*......................   1,067,747         --          --  272,024    1,339,771
Common Stock..............................  33,815,064         --  75,279,655       --  109,094,719
Government Securities.....................   5,769,904         --          --       --    5,769,904
High Yield Bond...........................  10,784,543         --          --       --   10,784,543
International Equity......................   1,062,809         --          --       --    1,062,809
Mid Cap Growth............................          --         --          --       --           --
New York Tax- Free Income.................         201  1,025,859          --       --    1,026,060
Pennsylvania Tax- Free Income.............          --    829,063     143,793       --      972,856
Short Maturity Government.................  13,326,589         --          --       --   13,326,589
Small Company.............................  37,059,458         --  50,893,900       --   87,953,358
Tax-Free Income...........................      15,504  1,870,546   1,051,049       --    2,937,099
U.S. Treasury Money Market................   1,674,752         --          --       --    1,674,752

* Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.

   The tax character of distributions paid during the year ended November 30, 2004 were as follows:

                                                                               Return
                                            Ordinary   Tax-Exempt  Long Term     of
Fund                                         Income      Income   Capital Gain Capital    Total
----                                       ----------- ---------- ------------ ------- -----------
Balanced.................................. $10,441,165 $       -- $        --    $--   $10,441,165
Capital Markets Income....................   2,668,852         --          --     --     2,668,852
Capital Opportunity*......................     365,810         --          --     --       365,810
Common Stock..............................  42,284,375         --  38,349,869     --    80,634,244
Government Securities.....................   4,426,198         --          --     --     4,426,198
High Yield Bond...........................  11,735,390         --          --     --    11,735,390
International Equity......................     870,004         --          --     --       870,004
Mid Cap Growth............................          --         --          --     --            --
New York Tax- Free Income.................       3,053  1,090,446          --     --     1,093,499
Pennsylvania Tax- Free Income.............          --    875,643          --     --       875,643
Short Maturity Government.................  14,797,725         --          --     --    14,797,725
Small Company.............................   5,353,468         --   6,730,425     --    12,083,893
Tax-Free Income...........................          --  2,092,232     183,070     --     2,275,302
U.S. Treasury Money Market................     323,691         --          --     --       323,691

* Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.

   As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                         Currently
                                                                       Distributable
                                             Currently     Currently     Long Term
                                           Distributable Distributable  Capital Gain    Unrealized
                                             Ordinary     Tax-Exempt     or Capital    Appreciation
Fund                                          Income        Income     Loss Carryover (Depreciation)
----                                       ------------- ------------- -------------- --------------
Balanced..................................  $  843,864      $    --     $  6,248,762   $ 52,074,364
Capital Markets Income....................     324,853           --        1,256,996      1,718,937
Capital Opportunity*......................          --           --      (75,150,832)       916,947
Common Stock..............................   2,558,954           --       50,238,015    352,931,879
Government Securities.....................     159,125           --       (6,685,481)    (1,436,352)
High Yield Bond...........................     243,879           --      (19,973,536)       663,421
International Equity .....................   1,311,450           --        6,870,531     24,894,964
Mid Cap Growth............................          --           --      (40,671,514)    27,411,527
New York Tax-Free Income..................         524        3,336          263,684        386,718
Pennsylvania Tax-Free Income..............          --       42,667          466,499        707,797
Short Maturity Government.................      52,871           --      (22,921,002)    (3,060,966)
Small Company.............................   3,529,105           --      121,316,022    245,010,709
Tax-Free Income...........................          --       10,380        1,647,430        155,984
U.S. Treasury Money Market................     223,100           --               --             --

* Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.

(7) Reorganization:

Pursuant to a Plan of Reorganization approved by shareholders on September 6, 2005, following the close of business on September 23, 2005, (1) Sentinel Flex Cap Opportunity Fund acquired the assets and assumed the liabilities of Sentinel Growth Index Fund, (2) Sentinel Government Securities Fund acquired the assets and assumed the liabilities of Sentinel Bond Fund and (3) Sentinel Mid Cap Growth Fund acquired the assets and assumed the liabilities of Sentinel Core Mid Cap Fund, in tax-free reorganizations in exchanges for shares of the acquiring Funds. In the Flex Cap Opportunity Fund and Growth Index Fund reorganization, the Growth Index Fund is the accounting survivor while the Flex Cap Opportunity Fund is the legal survivor. In addition, the Flex Cap Opportunity Fund changed its name to Capital Opportunity Fund and modified certain of its investment strategies. The number and value of shares issued by the acquiring Funds are presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                       Acquired
                                                                                        Total            Fund
                                                       Total          Total         Net Assets of     Unrealized
                                                   Net Assets of  Net Assets of    Acquiring Fund   Appreciation/
Acquiring Fund             Acquired Fund           Acquired Fund  Acquiring Fund  After Acquisition (Depreciation)
--------------             ----------------------- -------------- --------------- ----------------- --------------
Flex Cap Opportunity Fund  Sentinel Growth Index
  Class A................. Fund Class A........... $52,054,025.69 $ 28,178,994.15  $ 80,233,019.84  $6,686,841.56 *
Flex Cap Opportunity Fund  Sentinel Growth Index
  Class B................. Fund Class B...........   9,131,182.11    6,784,444.86    15,915,626.97   1,013,039.87 *
Flex Cap Opportunity Fund  Sentinel Growth Index
  Class C................. Fund Class C...........   1,891,179.48    1,489,213.73     3,380,393.21     198,971.63 *
Government Securities Fund
  A....................... Bond Fund Class A......  55,428,955.20  144,707,436.12   213,470,507.06     (173,907.70)
Government Securities Fund
  A....................... Bond Fund Class B......  13,334,115.74  144,707,436.12   213,470,507.06     (173,907.70)
Mid Cap Growth Fund        Core Mid Cap Fund Class
  Class A................. A......................  19,503,232.45  141,873,374.22   161,376,606.67    2,229,426.21
Mid Cap Growth Fund Class  Core Mid Cap Fund Class
  B....................... B......................   2,833,962.56   21,821,531.74    24,655,494.30      237,155.84
Mid Cap Growth Fund Class  Core Mid Cap Fund Class
  C....................... C......................   2,123,225.89    2,718,971.44     4,842,197.33      193,362.16

* Because the Sentinel Growth Index Fund was the accounting survivor in the reorganization, it should be noted that the unrealized appreciation /(depreciation) for the acquiring Sentinel Flex Cap Opportunity Fund was $373,382.16 for Class A, $758,511.56 for Class B and $254,737.52 for Class C.

(8)  Subsequent Events:

On November 14, 2005, the Board of Directors authorized the creation of two new series of Sentinel Group Funds, Inc., which are expected to acquire substantially all the assets and liabilities of two series of The Bramwell Funds, Inc. subject to execution of final agreements and obtaining all required approvals.

   On December 20, 2005, the Sentinel Funds paid the following dividends and distributions per share:

                                                   Net     Short-term Long-Term
                                                Investment  Capital    Capital
Fund                                              Income      Gain      Gain
----                                            ---------- ---------- ---------
Balanced - A...................................   $0.091    $     --  $0.35795
Balanced - B...................................    0.055          --   0.35795
Balanced - C...................................    0.052          --   0.35795
Balanced - D...................................    0.077          --   0.35795
Capital Markets Income - A.....................    0.056          --   0.21116
Capital Markets Income - B.....................    0.049          --   0.21116
Capital Markets Income- C......................    0.051          --   0.21116
Common Stock - A...............................    0.071     0.01688   1.38531
Common Stock - B...............................       --     0.01688   1.38531
Common Stock - C...............................       --     0.01688   1.38531
Government Securities - A......................    0.044          --        --
High Yield Bond - A............................    0.047          --        --
High Yield Bond - B............................    0.041          --        --
High Yield Bond - C............................    0.040          --        --
International Equity - A.......................    0.240          --   0.99811
International Equity - B.......................    0.031          --   0.99811
International Equity - C.......................       --          --   0.99811
New York Tax-Free Income.......................    0.036          --   0.11230
Pennsylvania Tax-Free Income...................    0.035          --   0.23421
Short Maturity Government - A..................    0.034          --        --
Short Maturity Government - S..................    0.031          --        --
Small Company - A..............................       --     0.01996   0.68666
Small Company - B..............................       --     0.01996   0.68666
Small Company - C..............................       --     0.01996   0.68666
Tax-Free Income - A............................    0.039          --   0.43409

   On December 30, 2005, Sentinel Asset Management, Inc. acquired the interests of HTK of Delaware, Inc. and Sentinel Management Company in Sentinel Advisors Company, Sentinel Financial Services Company and Sentinel Administrative Services Company.

   Effective December 19, 2005, the Balanced, Capital Opportunity, Common Stock, Government Securities, International Equity, Mid Cap Growth and Short Maturity Government Funds adopted a new advisory fee schedule. The Balanced Fund pays an advisory fee at a rate of 0.55% per annum on the first $200 million of the Fund's average daily net assets; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and 0.35% per annum on such assets over $2 billion. Each of the Common Stock, Capital Opportunity, International Equity and Mid Cap Growth Funds pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund's average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion. The Government Securities and Short Maturity Government Funds pay an advisory fee at the rate of 0.55% per annum on the first $200 million of the Government Securities, New York Tax-Free Income, Short Maturity Government and Tax-Free Income Funds' aggregate average daily net assets; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and 0.35% per annum on such assets over $2 billion.

   On January 9, 2006, the High Yield Bond Fund adopted a new advisory fee schedule under which it pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund's average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion. This new schedule will be implemented as soon as practicable.

   On January 24, 2006, the Small Company Fund adopted a new advisory fee schedule under which it pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund's average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion. This new schedule will be implemented as soon as practicable.

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of Sentinel Group Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Balanced Fund, Sentinel Capital Markets Income Fund, Sentinel Capital Opportunity Fund, Sentinel Common Stock Fund, Sentinel Government Securities Fund, Sentinel High Yield Bond Fund, Sentinel International Equity Fund, Sentinel Mid Cap Growth Fund, Sentinel New York Tax-Free Income Fund, Sentinel Short Maturity Government Fund, Sentinel Small Company Fund, Sentinel Tax-Free Income Fund and Sentinel U.S. Treasury Money Market Fund, comprising the Sentinel Group Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust (hereafter referred to as the "Funds") at November 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 24, 2006

Information and Services for Shareholders

Federal Tax Status of Dividends and Distributions (unaudited)

   Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended November 30, 2005. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2005. The information required to complete your income tax returns for the calendar year will be sent to you in January 2006.

   The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds. All of the dividends paid by the Sentinel Pennsylvania Tax-Free Trust from its net investment income is tax-exempt for Federal income tax purposes. The dividends paid by the Sentinel Tax-Free Income Fund and Sentinel New York Tax-Free Income Fund from their net investment income is 99.47% and 99.98% tax-exempt, respectively, for Federal income tax purposes.

                                              Dividends Qualified   Long-Term
                                              Received  Dividend  Capital Gain
Fund                                          Deduction  Income   Distributions
----                                          --------- --------- -------------
Balanced.....................................   60.30%    60.19%   $ 9,081,301
Capital Markets Income.......................   17.50     17.31        563,606
Common Stock.................................  100.00    100.00     75,279,655
Core Mid Cap.................................  100.00    100.00        125,216
Growth Index.................................  100.00    100.00             --
High Yield Bond..............................    0.01        --             --
International Equity.........................   60.60    100.00             --
Pennsylvania Tax-Free Trust..................      --        --        143,793
Small Company................................  100.00    100.00     50,889,837
Tax-Free Income..............................      --        --      1,051,027

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 are available without charge on-line at www.sentinelfunds.com and at www.sec.gov, or by calling 1-800-282-FUND (3863).

Availability of Quarterly Schedule of Investments

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

How to contact Sentinel

By telephone. Getting in touch with Sentinel Administrative Services Company ("Sentinel") is as easy as making a telephone call, or going on the internet.

   You can contact Sentinel 24 hours a day by calling 1-800-282-FUND (3863). During normal Eastern Time business hours you may choose to speak with an Investor Services representative, or access OnCall 24, Sentinel's account interaction service.

   The OnCall 24 menu provides quick, easy voice response or telephone keypad access to a broad selection of Sentinel's most important information and services anytime of the day or night.

   Over the internet. If you prefer, you may access Sentinel service and account information at www.sentinelfunds.com on the internet.

   You'll find complete information about Sentinel products, services, performance and prices. In addition, you'll also find a wealth of educational information designed to help you make informed investment decisions.

By mail. Please be sure to include your name, address, account number and all other pertinent information. Mail your inquiry to the Sentinel Funds at these addresses:

Postal Deliveries:                                    Express Deliveries:
Sentinel Funds                                        Sentinel Funds
P.O. Box 1499                                         One National Life Drive
Montpelier, VT 05601-1499                             Montpelier, VT 05601

How to invest

To open a new account. Complete the application in the prospectus which also contains additional information about the Funds.

To add shares. You may add shares to the same fund you own by sending a check payable to the Sentinel Funds directly to Sentinel.

To invest automatically. Sentinel offers a number of ways to invest automatically.

To transfer money periodically from your checking or savings account into any Sentinel fund:

  . Decide how much you would like to transfer. You may open an Automatic Investment Plan account with as little as $50 as long as you reach a minimum balance of $1,000 within two years. (Sentinel Capital Markets Income Fund Automatic Investment Plan minimums: $100 initial & subsequent. Special requirements apply to S Shares of Sentinel Short Maturity Government Fund. See the prospectus.)

  .   Decide the frequency of your investment.

  . Shares will be purchased on or about the 5th of the month unless otherwise specified. You will receive a confirmation of your automated transactions quarterly by mail.

  . You can also choose to have the amount of your Automatic Investment Plan investments increase by any percentage or dollar amount you specify. Increases can occur annually, semiannually, quarterly or monthly. Changes to the Plan may be made over the phone.

There is no charge for these services.

To dollar cost average. When you transfer the same dollar amount through the Automatic Investment Plan on a regular basis, you "dollar cost average." This means you buy more shares when prices are low and fewer when prices are high. Assuming you continue the program over time, this can reduce your average cost per share. Dollar cost averaging does not guarantee a profit or protect against loss in a constantly declining market. If the strategy is discontinued when the value of shares is less than their cost, a loss may be incurred. That's why you should consider your ability to continue such a program through periods of declining markets. To establish a dollar cost averaging plan:

  . Complete the Electronic Funds Transfer section of the Application and select your frequency of investment.

  .   Allow at least one month for your first transfer to be made.

To invest by telephone. The Telephone Investment Service enables you to move money directly from your bank account to a Sentinel fund of your choice, automatically and at no charge. To have access to the Telephone Investment
Service:

  .   Complete the Telephone Investment Service section of the Application.

  . You may use the Telephone Investment Service to transfer any amount from $50 to $50,000. Just call Sentinel.

To invest on the internet. To invest with Sentinel over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there.

The Government Direct Deposit Privilege. The Government Direct Deposit Privilege enables you to purchase Fund shares automatically via direct deposit of your federal salary, Social Security or certain veterans, military or other payments from the federal government. You may choose to deposit any amount from these payments (minimum of $50.00). To enroll you must complete and return a Direct Deposit Sign-Up Form to Sentinel for each type of payment to be deposited. Contact Sentinel or the appropriate federal agency for forms. Note that death or legal incapacity will terminate participation, and that should you wish to terminate participation you'll need to provide written notification to the appropriate federal agency.

Payroll Savings Plan. The Payroll Savings Plan enables you to purchase Fund shares automatically on a regular basis (minimum of $50.00 per transaction). Depending upon your employer's direct deposit program, you may have part or all of your paycheck invested in your existing Sentinel account electronically through the Automated Clearing House system each pay period. To begin you'll need to file an authorization form, available from Sentinel, with your employer's payroll department. Note that you may change amounts or cancel the Plan only by written notification to your employer.

How to exchange shares among Sentinel Funds

To make a telephone exchange. Call Sentinel before the close of business on any day the New York Stock Exchange is open, to receive the net asset value (share price with no sales charge) at the close of that business day.

  . There is no charge for telephone exchanges. The minimum transaction is $1,000 unless exchanging to a fund you already own.

  . No sales charge applies, except when new shares are exchanged from the U.S. Treasury Money Market Fund to another Sentinel fund.

  . New assets must remain in an account for a minimum of 15 days before they can be exchanged to another fund.

  .   Accounts must be identically registered.

To exchange on the internet. To exchange shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

To make a mail exchange. Explain the exchange you would like to make in writing and mail it to Sentinel. The exchange will take place on the day your request is received in good order.

To make Systematic Exchanges. You may ask to have shares liquidated in one Sentinel fund and purchased in one or more other Sentinel funds automatically every month. There is no charge for this service, and accounts need not be identically registered.

How to make changes

Registration. Call Sentinel for instructions.

Address. Call Sentinel - or complete the address change section on the back of your account statement and return in the post-paid return envelope. You may also change your address over the internet at www.sentinelfunds.com.

The Reinstatement Privilege. If you redeem shares, or receive a dividend or capital gain distribution in cash and later want to reinvest that same amount, you may do so within 365 days at no sales charge.

How to redeem shares

By telephone. Call Sentinel before the close of business on any day the New York Stock Exchange is open to redeem shares at that day's closing net asset value.

To redeem on the internet. To redeem shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

By Systematic Withdrawal Plan. A Systematic Withdrawal Plan (SWP) allows you to specify an amount or a percentage to be mailed to you regularly or deposited directly to your bank account. Accounts must have a minimum balance of $5,000 to qualify (except in Sentinel U.S. Treasury Money Market Fund).

  . Note that to provide this income, the fund sells shares. If the amount of the Systematic Withdrawal Plan exceeds the fund's growth rate, withdrawals may deplete principal. Redemptions may reduce or even eventually exhaust your account.

  . For retirement accounts with American Guaranty & Trust Company (AG&T) serving as custodian, Systematic Withdrawal Plans based on a life-expectancy or fixed percentage are available.

By free check writing. Available on Class A shares of the Sentinel Government Securities, Sentinel High Yield Bond, Sentinel New York Tax-Free Income, Sentinel Pennsylvania Tax-Free Trust, Sentinel Short Maturity Government, Sentinel Tax-Free Income and Sentinel U.S. Treasury Money Market Funds only.

  . The minimum amount per check is $500 ($250 for the U.S. Treasury Money Market Fund). Shares are redeemed to cover the amount of the check on the day the check is presented for payment.

  .   There is no maximum number of checks per month.

  .   Note that check writing is not available on retirement plan accounts.

Other services, features and information

Automatic reinvestment. Dividends and/or capital gains may be automatically reinvested at net asset value (share price with no sales charge) in additional shares of the same fund or in the same class of another Sentinel fund.

Distributions. You may receive distributions in cash (check), or have them deposited directly to your bank account.

Retirement accounts. Sentinel funds may be used as investment vehicles for your tax-deferred retirement plan. For an application and custodial agreement, call your financial advisor or Investor Services.

Confirmations. Every time a transaction takes place in your account, you will receive a confirmation of activity. Automated transactions are confirmed quarterly.

Portfolio Statements. The Portfolio Statement consolidates all accounts with the same Tax Identification Number (TIN) and ZIP code. Other shareholder accounts may be added upon request.

  .   You will receive your Portfolio Statement quarterly.

  . You will receive a statement in January which summarizes all account activity for the prior year.

Average cost basis statements. Average cost basis statements are available for certain types of accounts. Call Sentinel for information.

Calculating the value of your account. Your Portfolio Statement shows the value of your account. You may also find your account balance by multiplying your fund's net asset value (NAV) by the number of shares you own. Your fund's NAV will be found under the Mutual Fund heading in the Financial section of most major daily newspapers. If you prefer, you can also call Investor Services for your account balance information.

Trust services. A full range of trust instruments and professional trust management services are available through our affiliate, American Guaranty & Trust Company (AG&T). Established in 1914, AG&T is a Delaware-chartered company which, with its affiliates, currently holds approximately $1.3 billion in trust and retirement accounts.

Tax deferred retirement plans. American Guaranty & Trust Company acts as custodian for the following types of accounts invested in the Sentinel Funds:

  .   Individual Retirement Accounts (IRAs)

  .   SIMPLE IRAs

  .   403(b)(7) Plans

  .   Roth IRAs

  .   Roth Conversion IRAs

  .   Coverdell ESA

  .   SEP IRAs

Get electronic delivery of Fund documents with e-Delivery.

Choosing e-Delivery will enable you to receive fund documents electronically via email - and help your fund group reduce the paper usage, printing and postage costs which contribute to overall fund expenses. You will also receive your Sentinel documents earlier than you would by mail. You may choose electronic delivery only, traditional mail delivery only or any combination of the two with respect to Quarterly Portfolio Statements & Shareholder News; Prospectuses, Annual & Semiannual Reports; and Fund Product & Educational Literature.

You will be notified by email when the items you've selected for e-Delivery are available on the Sentinel Web site. To enroll, log onto www.sentinelfunds.com, go to "Account Access," and follow the prompts. Or, call Sentinel at 1-800 282-3863.

Would you like to make a comment to your Fund group -or request more information about investing? Return the self-addressed Information & Comment Form.

Your financial advisor is your best source for information about investing, but we'll also be happy to send you more information on the products and services listed on the Information & Comment Form.

Would you like to send a confidential comment to the Sentinel Funds Chief Compliance Officer?

Log onto www.sentinelfunds.com, choose "Contact Sentinel" from the About Sentinel drop-down menu, and follow the prompts.

Board Approval of Investment Advisory Agreements

   Sentinel Group Funds, Inc. and the Sentinel Pennsylvania Tax-Free Trust have entered into advisory agreements (collectively "Advisory Agreements") with Sentinel Advisors Company ("Advisor") for each of their series funds (each a "Fund" and collectively, "Funds"). The Advisor has also entered into an agreement with Evergreen Investment Management Company ("Evergreen"), with respect to the Capital Markets Income Fund ("Subadvisory Agreement"). The Advisory Agreements and Subadvisory Agreement, as well as amendments to the Advisory Agreements ("Amendments"), were last approved by the Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of the Sentinel Pennsylvania Tax-Free Trust (collectively, "Board" or "Directors") on August 24, 2005. The Amendments for the Common Stock, International Equity and Mid Cap Growth Funds were approved by Fund shareholders on November 21, 2005.

   The Advisor first proposed amendments to the Advisory Agreements, which would have unbundled the assets of certain Funds for the purposes of determining advisory fee breakpoints, decreased advisory fees for two Funds and increased advisory fees for certain other Funds, to the Board at a regular meeting held on December 11, 2003. At that time, the Board approved the advisory fee decrease with respect to one Fund and, with respect to the other items, requested that the Advisor revise the proposal, including to address the need to motivate and retain key personnel while maintaining adequate profitability, and provide additional information on comparative Fund expenses.

   The Advisor outlined a revised proposal to amend the Advisory Agreements to the Board in the context of a broader fee restructuring proposal at the regular Board meeting held on June 9, 2005. At that time, the proposal included the unbundling of assets of certain Funds for the purpose of determining the advisory fee breakpoints and advisory fee increases for certain Funds. The Advisor also outlined significant expenditures to be made to increase its portfolio management capabilities.

   The Advisor subsequently presented a further revised proposal to the Board in August 2005, which included the unbundling of assets of certain Funds for the purpose of determining advisory fee breakpoints, advisory fee reductions for certain Funds and advisory fee increases for certain Funds. The Advisor also outlined a proposed securities lending program, a new portfolio manager compensation structure and significant expenditures recently made and to be made by the Advisor.

   The renewal of the Advisory Agreements and Subadvisory Agreement for an additional year and the proposed Amendments were reviewed by the Governance, Contracts and Nominating Committee of the Board ("Governance Committee") at a special meeting held on August 16, 2005, following which the Advisor furnished additional information at the request of the Governance Committee and the Directors who are not interested persons of any Fund as defined in the Investment Company Act of 1940, as amended, ("Independent Directors"). The Governance Committee continued its review at its regular meeting on August 22, 2005, which was followed by a meeting of all the Independent Directors. The entire Board, including all of the Independent Directors, met on August 23-24, 2005 to further consider the Advisory Agreements, Subadvisory Agreement and Amendments.

   During these meetings, the Advisor reviewed its plan for increased investment advisory infrastructure, including increases in and a revised structure for portfolio manager compensation, the implementation of a deferred compensation plan for certain portfolio management personnel, contributions to which would be invested in the Funds, to foster retention of key employees and hiring of additional investment analysts, portfolio managers and other investment management personnel. The Advisor also reviewed its profitability and the effects of increased expenditures.

   The Board's approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory-related services provided by the Advisor and its affiliate, the advisory services provided by Evergreen and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed relevant, including performance of the Fund's Class A shares as compared to the Class A shares of similar mutual funds not managed by the Advisor or Evergreen provided by Morningstar Associates LLC; the nature, extent and quality of services rendered by the Advisor and its affiliates and Evergreen; revenue received by the Advisor from the Funds; the costs borne by, and actual and pro forma profitability of, the Advisor and its affiliates in providing services to the Funds; actual and pro forma Fund advisory fees and Class A share expenses as compared to those of similar mutual funds not managed by the Advisor provided by Morningstar Associates LLC; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the Advisor's and Evergreen's policies and practices regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect benefits that the Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor to other clients with similar objectives; the professional experience and qualifications of each Fund's portfolio manager and other senior personnel of the Advisor and Evergreen; the compliance record of each of the Advisor and Evergreen and affiliates under applicable laws and under its internal compliance program; and the terms of the Advisory Agreements, Subadvisory Agreement and Amendments.

Advisor and Subadvisor Personnel and Investment Process. Each quarter, the Directors discuss with senior management of the Advisor the strategies being used to achieve each Fund's stated objectives. Among other things, the Board considers the size, education and experience of each Fund's portfolio management team. At their August 24, 2005 meeting, the Board noted the change in 2004 of the lead portfolio manager of the Small Company Fund, and that the Fund's new portfolio manager, Charles C. Schwartz, was well qualified, with 13 years experience as an investment professional and 7 years experience with the Advisor and its affiliates. The Board also noted the recent addition of Betsy Pecor as a portfolio co-manager of the Small Company Fund, with more than six years of experience as an investment professional. The Board also noted the promotion in 2004 of Daniel J. Manion from portfolio co-manager to lead portfolio manager of the Common Stock Fund. They noted that Mr. Manion had over 16 years experience as an investment professional. The Board considered the addition of Daniel E. Gass, who has over 22 years of experience as an investment professional, as the portfolio manager for the High Yield Bond Fund (upon the termination of the related subadvisory agreement with Evergreen Investment Management Company). The Board noted the addition of a large cap analyst, a small cap analyst and a high-yield bond analyst, as well as plans to hire additional analysts and portfolio managers.

   Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund's portfolio holdings. In preparation for their August meetings, the Governance Committee and the Board requested and evaluated materials from the Advisor and its affiliates that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar Associates LLC, an independent third party provider. Prior to voting, the Board reviewed the Advisory Agreements, Subadvisory Agreement and Amendments with management and fund counsel, who is independent of the Advisor, and received a memorandum from such counsel discussing the legal standards for their consideration of advisory agreements.

Fund Performance. The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness. At the August meetings, the Governance Committee and the Board considered the Funds' 1-, 3- and 5-years net returns as of May 31, 2005 as compared to peer group and category net return information provided by Morningstar Associates LLC and also reviewed each Fund's most recent quarterly performance.

   The Board noted that (1) each of the Balanced, Common Stock, Government Securities and Small Company Funds ranked in the top half of its Morningstar peers and categories with respect to the 1-, 3- and 5-year net returns, (2) the Capital Markets Income Fund ranked in the top half of its Morningstar peers and category with respect to its 1-year net return, being too new to have 3- or 5-year returns, (3) the Capital Opportunity Fund had shown recent improvement since the termination of the prior subadvisor by producing top half performance in its 1-year net return, (4) the Short Maturity Government Fund had produced top half performance in its 1-year net return, just below median 3- and 5-year net returns and outstanding risk-adjusted performance for these periods,
(5) the High-Yield Bond Fund showed comparatively poor performance results, except that it ranked in the top half of its Morningstar peers and category with respect to its 5-year net return, (6) the Mid Cap Growth Fund showed comparatively less attractive performance results, except that it ranked in the top half of its Morningstar peers and category with respect to its 3-year net return and its 3- and 5-year, risk-adjusted net returns, (6) the New York Tax-Free Income Fund showed comparatively poor performance results, except that it ranked in the top half of its Morningstar peers with respect to its 5-year net return and (7) each of the International Equity, Pennsylvania Tax-Free, Tax-Free Income and U.S. Treasury Money Market Funds ranked in the bottom half of its Morningstar peers and category with respect to its 1-, 3- and 5-year net returns.

   The Board also considered (1) the expected change in the portfolio manager of the High Yield Bond Fund effective September 1, 2005 and the recent addition of a high-yield bond analyst, (2) that prior to a recent re-categorization of the International Equity Fund as a "value" rather than a "blend" fund by Morningstar, that Fund had compared well with respect to its peer group,
(3) the recent addition of an investment analyst to the mid cap investment team, (4) the recent additions of analysts to other areas of the Advisor's investment department as well as plans to hire other analysts and portfolio managers, (5) the pending reorganization of the Bond, Core Mid Cap and Growth Index Funds with the Government Securities, Mid Cap Growth and Capital Opportunity Funds, respectively and (6) the pending modifications to the investment strategy of and addition of a portfolio co-manager for the Capital Opportunity Fund, subject to the completion of the reorganization. The Board also discussed options to improve performance for the tax-free income Funds. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding each of the proposed amendments to the advisory agreements, that the performance of the applicable Funds and the Advisor supported the approval of the Advisory Agreements and Subadvisory Agreement, and the Amendments.

Advisory Fees and Expenses. The Board reviewed each Fund's 2004 annual and 2005 semi-annual actual and pro forma expense ratio (including advisory fees) compared to those of the other funds in its Morningstar peer group. The Board noted (1) the advisory fee for each Fund, except the Capital Markets Income and Common Stock Funds, was subject to a breakpoint schedule, (2) the Capital Markets Income Fund's advisory fee was consistent with the advisory fees on the other fixed-income Funds when taking into account the additional equity and international components of its strategy, (3) the Common Stock Fund's advisory fee was lowest of any non-indexed equity Sentinel Fund, (4) each of the Balanced, Common Stock, Government Securities, International Equity, Mid Cap Growth, New York Tax-Free Income, Small Company and Tax-Free Income Funds ranked in the top half of (indicating lower expenses than) its Morningstar peers and category with respect to advisory fees and net expenses, (5) each of the Short Maturity Government and U.S. Treasury Money Market Funds ranked in the top half of (indicating lower fees than) its Morningstar peers with respect to its advisory fee, (6) the High Yield Bond Fund ranked in the top half of (indicating lower fees than) its Morningstar peers with respect to its advisory fee and its net expenses were only slightly higher than the average and at the median of its Morningstar peers, (7) the Capital Opportunity Fund's advisory fee ranked in the top half of (indicating lower fees than) its Morningstar peers, its net expenses were only slightly higher than the average and median of its Morningstar peers, and also that the Fund's net expenses were likely to decrease if the pending reorganization with the Growth Index Fund is consummated and (8) the Pennsylvania Tax-Free Fund ranked in the bottom quartile of (indicating higher fees than) its Morningstar peers and category with respect to net expenses.

   The Board noted that the Advisor, not the Fund, paid fees to Evergreen under the Subadvisory Agreement.

   The Board noted that under the Amendments, each of the affected Funds would have an advisory fee subject to a breakpoint schedule and each Fund's pro forma advisory fees would rank in the top half of (indicating an advisory fee lower than) its Morningstar peers, with each of the International Equity, Mid Cap Growth and Small Company Funds' pro forma advisory fee ranking the lowest or nearly the lowest of its peers. The Board also noted that each of the Balanced, Capital Opportunity, Government Securities, High Yield Bond and Short Maturity Government Fund's pro forma advisory fee rate was less than each Fund's 2005 semi-annual advisory fee rate. The Board considered that the new advisory fee schedules provided the opportunity for a lower effective advisory fee at high asset levels than would be possible under the current advisory fee schedules. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Advisory Agreements, Subadvisory Agreement and the Amendments, that the advisory fees and expenses of the applicable Funds and the Advisor supported the approval of the Advisory Agreements and Subadvisory Agreement, and the Amendments.

Profitability. The Board reviewed information prepared by the Advisor, calculated on an actual and pro forma basis to reflect the Amendments, regarding the profitability of the Advisor of its advisory relationship with each Fund as well as the overall profitability to the Advisor and its affiliates. The Independent Directors also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis. The Board reviewed the 2004 actual and pro forma profitability of the Advisor and its affiliates in providing services to the Funds as compared to the profitability of thirteen publicly held investment management companies provided by Morningstar Associates LLC. The Board noted that the actual and pro forma profitability of the Advisor and its affiliates was not inconsistent with the Morningstar data.

Economies of Scale. The Board considered whether there had been economies of scale with respect to the management of the Funds, and whether the Funds had appropriately benefited from any available economies of scale. The Board noted that most of the Funds were currently subject to an advisory fee breakpoint schedule and the Amendments included advisory fee breakpoint schedules. They also considered the current level of assets of each Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Advisory Agreements and Amendments, that the extent to which economies of scale were shared with the Funds supported the Advisory Agreements and Amendments.

Conclusion. The Board considered each of the Advisor and Evergreen to be an experienced asset management firm and considered the overall quality of services provided by the Advisor to be excellent and the services provided by Evergreen to be adequate. It believed that the Advisor is financially sound and well managed. After several meetings of the Governance Committee and the Board, including a number of deliberations by the Independent Directors without the presence of employees of the Advisor or its affiliates, all of the Directors present, which constituted a majority of the Board, including a majority of the Independent Directors, approved the Advisory Agreements, Subadvisory Agreement and Amendments, subject to shareholder approval where required. The Board concluded that the advisory fee set forth in the Advisory Agreements, Subadvisory Agreement and Amendments was reasonable in relation to the services to be provided and that the Advisory Agreements, Subadvisory Agreement and Amendments were in the best interests of each Fund and its shareholders.

Proxy Voting Results

Special Meeting of Shareholders - September 6, 2005

Sentinel Bond Fund, a series of Sentinel Group Funds, Inc. 1(a): To approve the reorganization of the Bond Fund in accordance with the Plan of Reorganization and the transactions it contemplates, including an amendment to the Charter, as described in the Proxy Statement/Prospectus.

For         Against  Abstain
---         -------- --------
$49,014,957 $640,825 $585,720

Sentinel Core Mid Cap Fund, a series of Sentinel Group Funds, Inc. 1(b):

To approve the reorganization of the Core Mid Cap Fund in accordance with the Plan of Reorganization and the transactions it contemplates, including an amendment to the Charter, as described in the Proxy Statement/Prospectus.

For         Against  Abstain
---         -------- --------
$12,823,400 $998,869 $298,341

Sentinel Growth Index Fund, a series of Sentinel Group Funds, Inc. 1(c):

To approve the reorganization of the Growth Index Fund in accordance with the Plan of Reorganization and the transactions it contemplates, including an amendment to the Charter, as described in the Proxy Statement/Prospectus.

For         Against  Abstain
---         -------- --------
$48,796,864 $590,669 $740,551

Special Meeting of Shareholders - November 21, 2005

Sentinel Group Funds, Inc.

1.01: To elect Directors: John D. Feerick - Director / Trustee.

For             Withhold
---            -----------
$2,388,695,627 $86,617,897

1.02: To elect Directors: Richard I. Johannesen - Director / Trustee.

For             Withhold
---            -----------
$2,387,634,516 $87,679,009

1.03: To elect Directors: Thomas H. MacLeay - Director / Trustee.

For             Withhold
---            -----------
$2,389,941,307 $85,372,217

1.04: To elect Directors: Deborah G. Miller - Director / Trustee.

For             Withhold
---            -----------
$2,389,050,406 $86,263,118

1.05: To elect Directors: Keniston P. Merrill - Director / Trustee.

For             Withhold
---            -----------
$2,388,591,701 $86,721,824

1.06: To elect Directors: John Raisian - Director / Trustee.

For             Withhold
---            -----------
$2,389,547,085 $85,766,440

1.07: To elect Directors: Nancy L. Rose - Director / Trustee.

For             Withhold
---            -----------
$2,388,879,373 $86,434,152

1.08: To elect Directors: Richard H. Showalter - Director / Trustee.

For             Withhold
---            -----------
$2,389,397,627 $85,915,898

1.09: To elect Directors: Susan M. Sterne - Director / Trustee.

For             Withhold
---            -----------
$2,388,631,060 $86,682,465

1.10: To elect Directors: Christian W. Thwaites - Director / Trustee.

For             Withhold
---            -----------
$2,389,483,215 $85,830,310

1.11: To elect Directors: Angela E. Vallot - Director / Trustee.

For             Withhold
---            -----------
$2,386,406,470 $88,907,054

Sentinel Balanced Fund, a series of Sentinel Group Funds, Inc.

4a: To approve each Fund's fundamental investment policies: the repeal of Bylaw 46.

                                      Broker
For           Against     Abstain    Non-Vote
---          ---------- ----------- -----------
$124,220,868 $4,068,749 $10,694,990 $36,644,588

4b: To approve each Fund's fundamental investment policies: the repeal of Bylaw 47.

                                      Broker
For           Against     Abstain    Non-Vote
---          ---------- ----------- -----------
$124,238,914 $3,795,473 $10,950,219 $36,644,588

4c: To approve each Fund's fundamental investment policies: the repeal of Bylaw 48.

                                      Broker
For           Against     Abstain    Non-Vote
---          ---------- ----------- -----------
$124,135,285 $3,987,981 $10,861,341 $36,644,588

4d: To approve each Fund's fundamental investment policies: the repeal of Bylaw 51.

                                      Broker
For           Against     Abstain    Non-Vote
---          ---------- ----------- -----------
$124,143,006 $3,879,800 $10,961,801 $36,644,588

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.

                                      Broker
For           Against     Abstain    Non-Vote
---          ---------- ----------- -----------
$122,413,234 $5,541,612 $11,029,761 $36,644,588

4f: To clarify the Fund's fundamental investment policies.

                                     Broker
For           Against    Abstain    Non-Vote
---          ---------- ---------- -----------
$126,244,363 $2,761,532 $9,978,712 $36,644,588

Sentinel Capital Markets Income Fund, a series of Sentinel Group Funds, Inc.

4a: To approve each Fund's fundamental investment policies: the repeal of Bylaw 46.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- -----------
$33,567,478 $783,978 $2,610,794 $11,317,012

4b: To approve each Fund's fundamental investment policies: the repeal of Bylaw 47.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- -----------
$33,575,680 $757,122 $2,629,447 $11,317,012

4c: To approve each Fund's fundamental investment policies: the repeal of Bylaw 48.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- -----------
$33,583,685 $632,293 $2,746,272 $11,317,012

4d: To approve each Fund's fundamental investment policies: the repeal of Bylaw 51.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- -----------
$33,460,769 $863,903 $2,637,578 $11,317,012

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- -----------
$33,307,300 $912,091 $2,742,859 $11,317,012

4f: To clarify the Fund's fundamental investment policies.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- -----------
$33,898,795 $513,107 $2,550,347 $11,317,012

Sentinel Capital Opportunity Fund, a series of Sentinel Group Funds, Inc.

4a: To approve each Fund's fundamental investment policies: the repeal of Bylaw 46.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- ----------
$60,349,846 $849,816 $2,074,206 $2,437,533

4b: To approve each Fund's fundamental investment policies: the repeal of Bylaw 47.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- ----------
$60,365,764 $831,359 $2,076,745 $2,437,533

4c: To approve each Fund's fundamental investment policies: the repeal of Bylaw 48.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- ----------
$60,396,189 $858,507 $2,019,172 $2,437,533

4d: To approve each Fund's fundamental investment policies: the repeal of Bylaw 51.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- ----------
$60,400,297 $807,569 $2,066,002 $2,437,533

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- ----------
$60,340,517 $880,931 $2,052,419 $2,437,533

4f: To clarify the Fund's fundamental investment policies.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- ----------
$60,584,979 $676,835 $2,012,054 $2,437,533

4g: Fundamental policy to not borrow except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- ----------
$60,621,080 $652,522 $2,000,266 $2,437,533

Sentinel Common Stock Fund, a series of Sentinel Group Funds, Inc.

2: Amendment to certain advisory agreements between Sentinel Group Funds, Inc. and Sentinel Advisors Company.

                                        Broker
For            Against     Abstain     Non-Vote
---          ----------- ----------- ------------
$504,905,226 $31,958,886 $37,200,017 $113,278,450

4a: To approve each Fund's fundamental investment policies: the repeal of Bylaw 46.

                                        Broker
For            Against     Abstain     Non-Vote
---          ----------- ----------- ------------
$505,630,086 $29,427,062 $39,006,981 $113,278,450

4b: To approve each Fund's fundamental investment policies: the repeal of Bylaw 47.

                                        Broker
For            Against     Abstain     Non-Vote
---          ----------- ----------- ------------
$506,473,419 $27,624,663 $39,966,047 $113,278,450

4c: To approve each Fund's fundamental investment policies: the repeal of Bylaw 48.

                                        Broker
For            Against     Abstain     Non-Vote
---          ----------- ----------- ------------
$506,143,233 $27,633,112 $40,287,784 $113,278,450

4d: To approve each Fund's fundamental investment policies: the repeal of Bylaw 51.

                                        Broker
For            Against     Abstain     Non-Vote
---          ----------- ----------- ------------
$505,440,476 $28,252,157 $40,371,497 $113,278,450

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.

                                        Broker
For            Against     Abstain     Non-Vote
---          ----------- ----------- ------------
$499,654,370 $35,744,446 $38,665,314 $113,278,450

4f: To clarify the Fund's fundamental investment policies.

                                        Broker
For            Against     Abstain     Non-Vote
---          ----------- ----------- ------------
$517,760,431 $22,142,244 $34,161,455 $113,278,450

Sentinel Government Securities Fund, a series of Sentinel Group Funds, Inc.

4a: To approve each Fund's fundamental investment policies: the repeal of Bylaw 46.

                                     Broker
For           Against    Abstain    Non-Vote
---          ---------- ---------- -----------
$100,876,926 $2,541,807 $6,869,498 $36,053,594

4b: To approve each Fund's fundamental investment policies: the repeal of Bylaw 47.

                                     Broker
For           Against    Abstain    Non-Vote
---          ---------- ---------- -----------
$100,841,289 $2,556,956 $6,889,986 $36,053,594

4c: To approve each Fund's fundamental investment policies: the repeal of Bylaw 48.

                                     Broker
For           Against    Abstain    Non-Vote
---          ---------- ---------- -----------
$100,778,326 $2,522,806 $6,987,100 $36,053,594

4d: To approve each Fund's fundamental investment policies: the repeal of Bylaw 51.

                                     Broker
For           Against    Abstain    Non-Vote
---          ---------- ---------- -----------
$100,790,659 $2,599,701 $6,897,871 $36,053,594

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$99,405,471 $3,199,448 $7,683,312 $36,053,594

4f: To clarify the Fund's fundamental investment policies.

                                     Broker
For           Against    Abstain    Non-Vote
---          ---------- ---------- -----------
$101,609,197 $2,202,341 $6,476,693 $36,053,594

Sentinel International Equity Fund, a series of Sentinel Group Funds, Inc.

2: Amendment to certain advisory agreements between Sentinel Group Funds, Inc. and Sentinel Advisors Company.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$58,995,257 $1,792,265 $2,720,557 $13,381,053

4a: To approve each Fund's fundamental investment policies: the repeal of Bylaw 46.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$59,749,130 $1,432,887 $2,326,062 $13,381,053

4b: To approve each Fund's fundamental investment policies: the repeal of Bylaw 47.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$59,806,311 $1,373,404 $2,328,364 $13,381,053

4c: To approve each Fund's fundamental investment policies: the repeal of Bylaw 48.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$59,814,779 $1,325,601 $2,367,700 $13,381,053

4d: To approve each Fund's fundamental investment policies: the repeal of Bylaw 51.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$59,837,485 $1,258,312 $2,412,283 $13,381,053

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$59,393,500 $1,772,275 $2,342,305 $13,381,053

4f: To clarify the Fund's fundamental investment policies.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$60,196,824 $1,061,220 $2,250,036 $13,381,053

Sentinel Mid Cap Growth Fund, a series of Sentinel Group Funds, Inc.

2: Amendment to certain advisory agreements between Sentinel Group Funds, Inc. and Sentinel Advisors Company.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$77,388,771 $4,562,025 $6,949,933 $21,765,686

4a: To approve each Fund's fundamental investment policies: the repeal of Bylaw 46.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$79,338,380 $2,805,039 $6,757,309 $21,765,686

4b: To approve each Fund's fundamental investment policies: the repeal of Bylaw 47.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$79,408,134 $2,637,594 $6,855,000 $21,765,686

4c: To approve each Fund's fundamental investment policies: the repeal of Bylaw 48.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$79,403,471 $2,570,865 $6,926,392 $21,765,686

4d: To approve each Fund's fundamental investment policies: the repeal of Bylaw 51.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$79,353,636 $2,720,436 $6,826,657 $21,765,686

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$79,151,224 $3,397,707 $6,351,797 $21,765,686

4f: To clarify the Fund's fundamental investment policies.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- -----------
$80,720,182 $1,985,550 $6,194,997 $21,765,686

Sentinel Tax-Free Income Fund, a series of Sentinel Group Funds, Inc.

4a: To approve each Fund's fundamental investment policies: the repeal of Bylaw 46.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- ----------
$24,761,652 $1,116,093 $1,400,916 $3,294,916

4b: To approve each Fund's fundamental investment policies: the repeal of Bylaw 47.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- ----------
$24,861,243 $1,115,108 $1,302,310 $3,294,916

4c: To approve each Fund's fundamental investment policies: the repeal of Bylaw 48.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- ----------
$24,861,243 $1,115,108 $1,302,310 $3,294,916

4d: To approve each Fund's fundamental investment policies: the repeal of Bylaw 51.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- ----------
$24,786,425 $1,159,105 $1,333,132 $3,294,916

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- ----------
$24,549,108 $1,225,000 $1,504,552 $3,294,916

4f: To clarify the Fund's fundamental investment policies.

                                  Broker
For         Against   Abstain    Non-Vote
---         -------- ---------- ----------
$25,328,299 $596,625 $1,353,737 $3,294,916

Sentinel U.S. Treasury Money Market Fund, a series of Sentinel Group Funds, Inc.

4a: To approve each Fund's fundamental investment policies: the repeal of Bylaw 46.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- ----------
$46,533,198 $2,029,555 $3,397,218 $2,847,744

4b: To approve each Fund's fundamental investment policies: the repeal of Bylaw 47.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- ----------
$46,489,191 $2,086,456 $3,384,323 $2,847,744

4c: To approve each Fund's fundamental investment policies: the repeal of Bylaw 48.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- ----------
$46,476,793 $2,099,846 $3,383,332 $2,847,744

4d: To approve each Fund's fundamental investment policies: the repeal of Bylaw 51.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- ----------
$46,529,691 $2,048,159 $3,382,121 $2,847,744

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- ----------
$46,056,518 $2,629,106 $3,274,347 $2,847,744

4f: To clarify the Fund's fundamental investment policies.

                                    Broker
For          Against    Abstain    Non-Vote
---         ---------- ---------- ----------
$46,711,872 $1,984,822 $3,263,276 $2,847,744

Directors/Trustees

The same 11 persons serve as Directors of Sentinel Group Funds, Inc. and Trustees of Sentinel Pennsylvania Tax-Free Trust. Their names and other information about the nine independent Directors are set forth below.

                           Position and Length of    Principal Occupation(s)        Public
Name, Address, Age              Time Served*         During Past Five Years      Directorships
------------------         ---------------------- -----------------------------  --------------

John D. Feerick (69)       Director/Trustee since Fordham University School of   Wyeth -
140 West 62nd Street       1984                   Law - Dean, 1982 to 2002;      Director, 1987
New York, New York                                Professor of Law, 2002 to      to present
10023                                             present; Trustee - New York
                                                  Medical College since 2000;
                                                  GHI - Director since 1999;
                                                  American Arbitration
                                                  Association - Former Director
                                                  and Chair

Richard I. Johannesen, Jr. Director/Trustee since Retired - Formerly Bond        None
(71)                       1994; Audit,           Market Research Department,
National Life Drive        Compliance &           Salomon Brothers Inc. - Vice
Montpelier, Vermont        Pricing Committee      President and Manager
05604                      Chair since 2004

Keniston P. Merrill        Director/Trustee since Retired - Formerly Sentinel    None
(69)                       1987; Chair, 1990-     Advisors Company - Chair and
National Life Drive        1997                   Chief Executive Officer, 1993
Montpelier, Vermont                               to 1997; American Guaranty &
05604                                             Trust Company - Director,
                                                  1993 to 1997

Deborah G. Miller          Director/Trustee since Enterprise Catalyst Group -    Libbey Inc. -
(56)                       1995                   Chief Executive Officer,       Director since
National Life Drive                               since 1999; Digital Equipment  2003
Montpelier, Vermont                               Corporation - Vice President
05604                                             - Americas Systems Business
                                                  Unit, 1995 to 1998

John Raisian, Ph.D.        Director/Trustee since Hoover Institution at          None
(56)                       1996                   Stanford University -
National Life Drive                               Director and Senior Fellow
Montpelier, Vermont                               since 1991; Stanford Faculty
05604                                             Club - Director since 1994;
                                                  Editorial Board, Journal of
                                                  Labor Research - Member since
                                                  1983; American Economic
                                                  Association, World Affairs
                                                  Council, Council of Foreign
                                                  Relations, National
                                                  Association of Scholars -
                                                  Member

Nancy L. Rose (47)         Director/Trustee since Massachusetts Institute of     Charles River
National Life Drive        2003                   Technology - Professor of      Associates,
Montpelier, Vermont                               Economics since 1985;          Inc. -Director
05604                                             National Bureau of Economic    since 2004
                                                  Research - Director of
                                                  Industrial Organization
                                                  Research Program since 1990

Richard H. Showalter       Director/Trustee since Dartmouth-Hitchcock Alliance   None
(58)                       2003; Lead             and Mary Hitchcock Memorial
National Life Drive        Independent Director   Hospital - Senior Vice
Montpelier, Vermont        since 2005             President and Chief Financial
05604                                             Officer since 1985;
                                                  Dartmouth-Hitchcock Clinic -
                                                  Senior Vice President and
                                                  Chief Financial Officer since
                                                  1999; Dartmouth-Hitchcock
                                                  Medical Center - Treasurer
                                                  since 1995

* Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' bylaws, charters or by statute.

                          Position and Length of                                                            Public
Name, Address, Age             Time Served*          Principal Occupation(s) During Past Five Years      Directorships
------------------        ---------------------- ------------------------------------------------------- -------------

Susan M. Sterne (59)         Director/Trustee    Economic Analysis Associates, Inc. - President and          None
5 Glen Court Greenwich,      since 1990          Chief Economist since 1979
Connecticut 06830-4505

Angela E. Vallot (49)        Director/Trustee    Angela Vallot Management Consulting since 2003;             None
National Life Drive          since 1996;         Colgate-Palmolive Company - Vice President of Global
Montpelier, Vermont 05604    Governance,         Workplace Initiatives, 2001 to 2003; Texaco, Inc. -
                             Contracts &         Director of Stakeholder Relations, 1997 to 2001; Arent,
                             Nominating Chair    Fox, Kintner, Plotkin and Kahn (law firm) - Of Counsel,
                             since 2004          1989-1997; Jones, Day, Reavis and Pogue (law firm) -
                                                 Associate, 1985-1989; District of Columbia Retirement
                                                 Board - Trustee, 1992-1996

* Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' bylaws, charters or by statute.

Officers

Certain information relating to Thomas H. MacLeay and Christian W. Thwaites, the Directors/Trustees who are "interested persons" of the Funds as defined in the Investment Company Act, and to the other officers of the Funds, is set forth below. These individuals are interested persons of the Funds because of their positions with the investment adviser and the principal underwriter of the Funds, and/or their affiliates. Mr. MacLeay and Mr. Thwaites oversee all thirteen portfolios of Sentinel Group Funds, Inc. and the Sentinel Pennsylvania Tax-Free Trust.

                           Position and Length of                                                    Public
Name, Address, Age         Time Served*           Principal Occupation(s) During Past Five Years     Directorships
------------------         ---------------------- -------------------------------------------------  ------------------
Thomas H. MacLeay (56)      Chair since 2003;     National Life Insurance Company - Chairman of the  Sentinel
National Life Drive         Chief Executive       Board, President and Chief Executive Officer       Variable
Montpelier,                 Officer 2003-2005     since 2002; President and Chief Operating          Products Trust (7)
Vermont 05604                                     Officer, 1996 to 2001; and Chief Financial
                                                  Officer, 1991 to 1996; Sentinel Variable Products
                                                  Trust - Chairman since 2004; Chief Executive
                                                  Officer, 2004 to 2005

Christian W. Thwaites (48)  President, Chief      Sentinel Asset Management, Inc., Sentinel          None
National Life Drive         Executive Officer     Advisors Company - President & Chief Executive
Montpelier,                 and Director/         Officer since 2005; National Life Insurance
Vermont 05604               Trustee since 2005    Company - Executive Vice President since 2005;
                                                  Sentinel Variable Products Trust - President and
                                                  Chief Executive Officer since 2005; Skandia
                                                  Global Markets - Chief Executive Officer, 1996 to
                                                  2004

Thomas P. Malone (49)       Vice President and    Sentinel Administrative Services Company - Vice    N/A
National Life Drive         Treasurer since       President since 1997; Assistant Vice President,
Montpelier,                 1997; Assistant       1990 to 1997; Sentinel Variable Products
Vermont 05604               Vice President,       Trust - Vice President and Treasurer since
                            1990 to 1997          2000

John K. Landy (46)          Vice President        Sentinel Administrative Services Company - Senior  N/A
National Life Drive         since 2002            Vice President since 2003; Vice President, 1997
Montpelier,                                       to 2003; Sentinel Variable Products Trust - Vice
Vermont 05604                                     President since 2004

Scott G. Wheeler (40)       Assistant Vice        Sentinel Administrative Services Company -         N/A
National Life Drive         President and         Assistant Vice President since 1998; Sentinel
Montpelier,                 Assistant Treasurer   Variable Products Trust - Assistant Vice
Vermont 05604               since 1998            President and Assistant Treasurer since 2004

* Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation or removal as provided in the Funds' bylaws, charters or by statute. Each Officer is elected by, and serves at the pleasure of, the Boards of the Funds.

                       Position and Length of                                                           Public
Name, Address, Age     Time Served*             Principal Occupation(s) During Past Five Years          Directorships
------------------     ------------------------ ------------------------------------------------------  -------------
Kerry A. Jung (32)     Secretary since          National Life Insurance Company - Senior Counsel since       N/A
National Life Drive    2005                     2005; Sentinel Variable Products Trust - Secretary
Montpelier,                                     since 2005; Equity Services, Inc.; Sentinel Advisors
Vermont 05604                                   Company; Sentinel Asset Management, Inc; Sentinel
                                                Financial Services Company; Sentinel Administrative
                                                Services Company - Counsel since 2005; Strong
                                                Financial Corporation - Managing Counsel, 2004-2005;
                                                Associate Counsel, 2000 to 2004

D. Russell Morgan (50) Chief Compliance Officer Sentinel Advisors Company, Sentinel Asset Management,        N/A
National Life Drive    since 2004; Secretary,   Inc., National Life Variable Products Separate
Montpelier,            1988-2004                Accounts - Chief Compliance Officer since 2004;
Vermont 05604                                   Sentinel Variable Products Trust - Chief Compliance
                                                Officer since 2004; Secretary, 2000 - 2004; National
                                                Life Insurance Company - Assistant General Counsel,
                                                2001 to 2004; Senior Counsel, 2000 to 2001; Counsel,
                                                1994 to 2000; Equity Services, Inc. - Counsel, 1986 to
                                                2004; Sentinel Advisors Company, Sentinel Asset
                                                Management, Inc., Sentinel Financial Services Company,
                                                Sentinel Administrative Services Company - Counsel,
                                                1993 to 2004

Investment Adviser
Sentinel Advisors Company

Principal Underwriter
Sentinel Financial Services Company

Counsel
Sidley Austin Brown & Wood LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Custodian and Dividend Paying Agent
State Street Bank & Trust Company - Kansas City

Transfer Agent, Shareholder Servicing Agent and Administrator
Sentinel Administrative Services Company

* Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation or removal as provided in the Funds' bylaws, charters or by statute. Each Officer is elected by, and serves at the pleasure of, the Boards of the Funds.

                      This page left blank intentionally.

                                         Sentinel Information & Comment Form
____________________________________ ______________________________________________________________________
Comments
____________________________________ Please send me more complete information, including a prospectus and the most
____________________________________ current Quarterly Performance Report, for the fund(s) or products I've checked
____________________________________ below. I will read all information carefully before I invest or send money.

____________________________________ [_]Sentinel Balanced Fund               [_]Sentinel Mid Cap Growth Fund

____________________________________ [_]Sentinel Capital Markets Income Fund [_]Sentinel NY Tax-Free Income Fund

____________________________________ [_]Sentinel Capital Opportunity Fund    [_]Sentinel PA Tax-Free Trust

____________________________________ [_]Sentinel Common Stock Fund           [_]Sentinel Short Maturity Gov't. Fund

____________________________________ [_]Sentinel Gov't. Securities Fund      [_]Sentinel Small Company Fund

____________________________________ [_]Sentinel High Yield Bond Fund        [_]Sentinel Tax-Free Income Fund

____________________________________ [_]Sentinel International Equity Fund   [_]Sentinel U.S. Treas. Money Fund Mkt.

___________________________

____________________________________ Please send me information about:

____________________________________ [_]Coverdell Education Savings Accounts

____________________________________ [_]OnCall 24 Automated Account Interaction Service

____________________________________ [_]American Guaranty & Trust Company trust services

____________________________________ [_]Sentinel IRA Plans                   [_]403(b) Retirement Plan Kit

____________________________________ [_]SIMPLE IRA Plans                     [_]Telephone Investment Service

____________________________________ [_]Payroll Savings Direct Deposit       [_]Dollar Cost Averaging

____________________________________ [_]Government Direct Deposit            [_]Asset Allocation - An Investor's Guide

____________________________________ [_]Automatic Investment Plan            [_]Other (complete below)

____________________________________ [_]Please send me a copy of A Shareholder's Guide to Services at Sentinel.

____________________________________ ______________________________________________________________________

____________________________________ ______________________________________________________________________

____________________________________ ______________________________________________________________________

____________________________________ Name ____________________________________________________

____________________________________ Address ____________________________________________________

____________________________________ City _______________________-           State ____________ Zip

___________________________          Telephone (______) _______________

___________________________

___________________________

____________________________________                                  [LOGO] Sentinel Funds

____________________________________                                         Independent thinking

____________________________________                                         since 1934

____________________________________                                         Distributed by

____________________________________                                         Sentinel Financial Services Company

____________________________________                                         National Life Drive, Montpelier, Vermont

____________________________________                                         05604

____________________________________                                         1-800-282-FUND (3863)

____________________________________                                         www.sentinelfunds.com

___________________________

___________________________

Cut along dotted line

Cut along dotted line

Fold Here                                                              Place
_________________________________________                           First Class
_________________________________________                             Postage
_________________________________________                              Here

          Sentinel Financial Services Company
          National Life Drive
          Montpelier, Vermont 05604

Fold Here

Once folded with the address showing on the outside, tape the long edge closed before mailing.

About the Sentinel logo...

[LOGO]

We are often asked about our Sentinel logo. It represents and embodies the frontier spirit of Ethan Allen, one of the first true heroes of the American Revolution and still perhaps the most famous Vermonter more than two centuries after his death. Allen and his Green Mountain Boys fought the British unrelentingly, captured Fort Ticonderoga and helped turn the tide of war in the American Colonies' favor. He left his own personal and indelible mark on our nation's history, and personified the qualities of independent thinking -and action - that we at Sentinel strive to emulate today.

[LOGO] Sentinel Funds
       Independent thinking
       since 1934

Sentinel Balanced Fund
Sentinel Capital Markets Income Fund
Sentinel Capital Opportunity Fund
Sentinel Common Stock Fund
Sentinel Government Securities Fund
Sentinel High Yield Bond Fund
Sentinel International Equity Fund
Sentinel Mid Cap Growth Fund
Sentinel New York Tax-Free Income Fund
Sentinel Pennsylvania Tax-Free Trust
Sentinel Short Maturity Government Fund
Sentinel Small Company Fund
Sentinel Tax-Free Income Fund
Sentinel U.S. Treasury Money Market Fund

Distributed by
Sentinel Financial Services Company
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332
www.sentinelfunds.com

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                                                                  PRSRT STD
                                                              U.S. POSTAGE PAID
                                                                LANCASTER, PA
                                                                Permit No. 91

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2005, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended November 30, 2005 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(d) There were no waivers granted during the fiscal year ended November 30, 2005 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(e)Not applicable.
(f)A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Directors has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant's Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2004 $285,083
2005 $319,820

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant $15,000 in the fiscal year ended November 30, 2005 for the review of the Registrant's registration statement on Form N-14 relating to the fund mergers.
PricewaterhouseCoopers did not provide any audit-related services to the Registrant that are not included in response to item 4(a) for the fiscal year ended November 30, 2004.

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2004 $46,500
2005 $53,760

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years. PricewaterhouseCoopers billed the Registrant's transfer agent, Sentinel Administrative Services Company ("SASC"), aggregate fees for services which in 2004 related to the SASC SAS 70 report and work on market timing and late trading procedures, and in 2005 related to the SASC SAS 70 report, in the last two fiscal years as follows:

2004 $62,005
2005 $68,000

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

   The Bylaws of the Corporation were amended to add the following provisions:

   (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this
Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 11(a).

   (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. In any year in which an annual meeting is to be held, to be timely, a stockholder's notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director,
(A) the name, age, business address and residence address of such individual,
(B) the class, series and number of any shares of stock of the Corporation that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Corporation, as defined in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the "Investment Company Act") and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Corporation which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated

Person covered by clauses (ii) or (iii) of this paragraph (2) of this
Section 11(a), the name and address of such stockholder, as they appear on the Corporation's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice.

   (3) In any year an annual meeting of stockholders is to be held, notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least 130 days prior to the anniversary of the date of mailing of the notice of the preceding annual meeting, a stockholder's notice required by this
Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

   (4) For purposes of this Section 11, "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently completed fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By: /s/ Christian W. Thwaites
    -----------------------------------
    Christian W. Thwaites,
    President & Chief Executive Officer

Date: February 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Thomas P. Malone
    ----------------------------------
    Thomas P. Malone,
    Vice President & Treasurer

Date: February 7, 2006